COMBINED PROXY STATEMENT OF

                           SAFECO COMMON STOCK TRUST
                             (the "Safeco Trust")

                           on behalf of its Series:

                             SAFECO BALANCED FUND
                            SAFECO CORE EQUITY FUND
                       SAFECO GROWTH OPPORTUNITIES FUND
                        SAFECO INTERNATIONAL STOCK FUND
                         SAFECO LARGE-CAP GROWTH FUND
                          SAFECO LARGE-CAP VALUE FUND
                          SAFECO MULTI-CAP CORE FUND
                          SAFECO SMALL-CAP VALUE FUND
        (each, "your Safeco Fund" and collectively, the "Safeco Funds")

           The address and telephone number of each Safeco Fund is:
               4854 154th Place N.E., Redmond, Washington 98052
                                1-800-624-5711

                                  PROSPECTUS
                         FOR INVESTOR CLASS SHARES OF

                             PIONEER BALANCED FUND
                                 PIONEER FUND
                       PIONEER GROWTH OPPORTUNITIES FUND
                       PIONEER INTERNATIONAL EQUITY FUND
                             PIONEER GROWTH SHARES
                          PIONEER MID CAP VALUE FUND
                         PIONEER SMALL CAP VALUE FUND
                              PIONEER VALUE FUND
        (each, a "Pioneer Fund" and collectively, the "Pioneer Funds")

           The address and telephone number of each Pioneer Fund is:
                  60 State Street, Boston, Massachusetts 02109
                        1-800-622-3265 or 1-800-225-6292

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                        SCHEDULED FOR DECEMBER 8, 2004

To the Shareholders of the Safeco Funds:

     A joint special meeting of shareholders (the "Meeting") for each of the Safeco Funds will be held at the offices of Safeco Mutual Funds, King Auditorium, 4854 154th Place N.E., Redmond, WA 98052, on December 8, 2004 at 2:00 p.m., local time, to consider the following:

     1. With respect to each Safeco Fund, a proposal to approve an Agreement and Plan of Reorganization. Under the Agreement and Plan of Reorganization, your Safeco Fund will transfer all of its assets to an investment company (each a "Pioneer Fund") managed by Pioneer Investment Management, Inc. ("Pioneer") in exchange for Investor Class shares of the Pioneer Fund. The Pioneer Fund also will assume your Safeco Fund's liabilities that are included in the calculation of your Safeco Fund's net asset value on the closing date at the reorganization. Generally, each Pioneer Fund is an existing mutual fund with a substantially similar investment objective and similar investment policies as your Safeco Fund. In the case of certain Safeco Funds, the Pioneer Fund is a newly organized mutual fund with a substantially similar investment objective and similar investment policies as your Safeco Fund. Holders of all share classes of your Safeco Fund will receive Investor Class shares of the corresponding Pioneer Fund. Investor Class shares of the applicable Pioneer Fund will be distributed to shareholders in proportion to the relative net asset value of their share holdings on the closing date of the reorganization. Following the reorganization, your Safeco Fund will then be dissolved. As a result of the reorganization you will become shareholders of the Pioneer Fund. Your board of trustees recommends that you vote FOR this proposal.

     2. With respect to each Safeco Fund, a proposal to approve an interim investment advisory agreement between your Safeco Fund and Pioneer. Pioneer has provided advisory services for your Safeco Funds pursuant to this agreement since August 2, 2004, when the advisory agreement between your Safeco Fund and Safeco Asset Management Company terminated. Approval of the interim investment advisory agreement will enable Pioneer to receive advisory fees currently held in escrow. Your board of trustees recommends that you vote FOR this proposal.

     3.   Any other business that may properly come before the Meeting.

     Shareholders of record as of the close of business on October 8, 2004, are entitled to vote at the Meeting and any related follow-up meetings.

     Whether or not you expect to attend the Meeting, please complete and return the enclosed proxy card. If shareholders do not return their proxies in sufficient numbers, your Safeco Fund may be required to make additional solicitations.

                                             By order of the Board of Trustees,

                                             /s/ Roger E. Harbin
                                             Roger E. Harbin
                                             Chairman

October 29, 2004

                          COMBINED PROXY STATEMENT OF

                           SAFECO COMMON STOCK TRUST
                             (the "Safeco Trust")

                           on behalf of its Series:

                             SAFECO BALANCED FUND
                            SAFECO CORE EQUITY FUND
                       SAFECO GROWTH OPPORTUNITIES FUND
                        SAFECO INTERNATIONAL STOCK FUND
                         SAFECO LARGE-CAP GROWTH FUND
                          SAFECO LARGE-CAP VALUE FUND
                           SAFECO MULTI-CAP CORE FUND
                          SAFECO SMALL-CAP VALUE FUND
        (each, "your Safeco Fund" and collectively, the "Safeco Funds")

           The address and telephone number of each Safeco Fund is:
               4854 154th Place N.E., Redmond, Washington 98052
                                1-800-624-5711

                                  PROSPECTUS
                         FOR INVESTOR CLASS SHARES OF

                             PIONEER BALANCED FUND
                                 PIONEER FUND
                       PIONEER GROWTH OPPORTUNITIES FUND
                       PIONEER INTERNATIONAL EQUITY FUND
                             PIONEER GROWTH SHARES
                          PIONEER MID CAP VALUE FUND
                         PIONEER SMALL CAP VALUE FUND
                              PIONEER VALUE FUND
        (each, a "Pioneer Fund" and collectively, the "Pioneer Funds")

           The address and telephone number of each Pioneer Fund is:
                  60 State Street, Boston, Massachusetts 02109
                     and 1-800-622-3265 or 1-800-225-6292

     Shares of the Pioneer Funds have not been approved or disapproved by the Securities and Exchange Commission (the "SEC"). The SEC has not passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

     An investment in any Safeco Fund or Pioneer Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

     This combined proxy statement and prospectus (the "Proxy Statement/Prospectus"), dated October 25, 2004, is being furnished to shareholders of the Safeco Funds in connection with the solicitation by the board of trustees (the "Board", or the "Trustees") of the Safeco Trust of proxies to be used at a joint meeting of shareholders of the Safeco Funds (the "Meeting") to be held at the offices of Safeco Mutual Funds, King Auditorium, 4854 154th Place N.E., Redmond, WA 98052, on December 8, 2004 at 2:00 p.m., local time.

     The Proxy Statement/Prospectus contains information you should know before voting on (i) the approval of a proposed Agreement and Plan of Reorganization (each a "Plan") that provides for the reorganization of each Safeco Fund into a corresponding Pioneer Fund (each a "Reorganization"), and (ii) the approval of an interim investment advisory agreement for each Safeco Fund. The following table indicates (a) the corresponding Pioneer Fund shares that each Safeco Fund shareholder would receive if each Plan is approved, (b) which Safeco Fund shareholders may vote on which proposals and on what page of this Proxy Statement/Prospectus the discussion regarding each proposal begins. Shareholders of each class of shares of a Safeco Fund will vote together as a single class on each proposal. Although each Reorganization is similar in structure, you should read carefully the specific discussion regarding your Safeco Fund's Reorganization.

     The Proxy Statement/Prospectus sets forth the information about the Pioneer Fund that a prospective investor ought to know before investing and should be retained for future reference. Additional information about each Pioneer Fund has been filed with the SEC and is available upon oral or written request and without charge. See "Where to Get More Information."

-----------------------------------------------------------------------------------------------------------------------------------
                      Safeco Fund               Pioneer Fund            Shareholders Entitled to Vote                       Page
-----------------------------------------------------------------------------------------------------------------------------------
 PROPOSAL 1(a)        Safeco Balanced Fund      Pioneer Balanced Fund   Safeco Balanced Fund shareholders                      7
-----------------------------------------------------------------------------------------------------------------------------------
 PROPOSAL 1(b)        Safeco Core Equity Fund   Pioneer Fund            Safeco Core Equity Fund shareholders                  19
-----------------------------------------------------------------------------------------------------------------------------------
 PROPOSAL 1(c)        Safeco Growth             Pioneer Growth          Safeco Growth Opportunities Fund shareholders         31
                      Opportunities Fund        Opportunities Fund
-----------------------------------------------------------------------------------------------------------------------------------
 PROPOSAL 1(d)        Safeco International      Pioneer International   Safeco International Stock Fund shareholders          43
                      Stock Fund                Equity Fund
-----------------------------------------------------------------------------------------------------------------------------------
 PROPOSAL 1(e)        Safeco Large-Cap          Pioneer Growth Shares   Safeco Large-Cap Growth Fund shareholders             56
                      Growth Fund
-----------------------------------------------------------------------------------------------------------------------------------
 PROPOSAL 1(f)        Safeco Large-Cap          Pioneer Value Fund      Safeco Large-Cap Value Fund shareholders              69
                      Value Fund
-----------------------------------------------------------------------------------------------------------------------------------
 PROPOSAL 1(g)        Safeco Multi-Cap          Pioneer Mid Cap         Safeco Multi-Cap Core Fund shareholders               81
                      Core Fund                 Value Fund
-----------------------------------------------------------------------------------------------------------------------------------
 PROPOSAL 1(h)        Safeco Small-Cap          Pioneer Small Cap       Safeco Small-Cap Value Fund shareholders              95
                      Value Fund                Value Fund
-----------------------------------------------------------------------------------------------------------------------------------
 PROPOSAL 2 (a)-(h)   Each Fund                 Not applicable          Shareholders of each Fund voting separately as to    109
                                                                        the proposal that affects their Fund
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Where to Get More Information
-----------------------------------------------------------------------------------------------------------------------------------
 The Safeco Funds' prospectuses dated April 30, 2004, as                  Available to you free of charge by calling 1-800-624-5711.
 supplemented August 3, 2004.                                             Each prospectus, which is also on file with the SEC, is
                                                                          incorporated by reference into this Proxy
                                                                          Statement/Prospectus.
 The Safeco Funds' annual report dated December 31, 2003 and
 semiannual report dated June 30, 2004.                                   Available to you free of charge by calling 1-800-624-5711.
                                                                          Also on file with the SEC. See "Available Information."
                                                                          These reports are incorporated by reference into this
                                                                          Proxy Statement/Prospectus.
-----------------------------------------------------------------------------------------------------------------------------------
 Each Pioneer Funds' current prospectus and each Pioneer Fund's           Available to you free of charge by calling 1-800-225-6292.
 most recent annual and semiannual reports and supplements (as they       These prospectuses and reports are also on file with the
 apply) to shareholders.                                                  SEC. These prospectuses and reports are incorporated by
                                                                          reference into this Proxy Statement/Prospectus.
-----------------------------------------------------------------------------------------------------------------------------------
 A statement of additional information for this joint Proxy Statement/    Available to you free of charge by calling 1-800-225-6292.
 Prospectus (the "SAI"), dated October 25, 2004. It contains additional   Also on file with the SEC. This SAI is incorporated by
 information about your Safeco Funds and the Pioneer Funds.               reference into this Proxy Statement/Prospectus.
-----------------------------------------------------------------------------------------------------------------------------------
 To ask questions about this Proxy Statement/Prospectus.                  Call your Safeco Fund's toll-free telephone number:
                                                                          1-800-624-5711.
-----------------------------------------------------------------------------------------------------------------------------------

Background to the Reorganizations

     Safeco Asset Management Company ("SAM"), the Safeco Funds' investment adviser until August 2, 2004, was a subsidiary of Safeco Corporation, a multi-line insurance company. On August 2, 2004, Symetra Financial Corporation ("Symetra") acquired certain assets from Safeco Corporation, including all of the capital stock of SAM. While reviewing the operations of SAM in anticipation of that transaction, Symetra determined that engaging in the business of investment adviser to the Safeco Funds was not a core business that it intended to continue. After investigating and discussing several alternatives for ongoing investment management of the Safeco Funds with the Trustees, Symetra conducted a search for a new investment adviser for the Safeco Funds. Ultimately Symetra decided to recommend to the Boards that Pioneer Investment Management, Inc. ("Pioneer") be hired to manage the Safeco Funds on an interim basis until the Reorganizations occur and the Safeco Funds be reorganized into similar mutual funds managed by Pioneer.

     The Board met at a series of meetings in July 2004. At these meetings, your Trustees received and evaluated materials regarding Pioneer and the Pioneer Funds, including the performance record and expense structure of each of the Pioneer Funds, the impact of the proposed Reorganizations on the Safeco Funds' shareholders, and the quality of the services offered by Pioneer. At these meetings, the Trustees met with representatives of Pioneer. In addition to these general factors, the Trustees also considered these and other factors specifically in the context of each Reorganization. On July 30, 2004, the Board, including all of the Trustees who are not interested persons of SAM (the "Independent Trustees"), unanimously voted to approve each of the Reorganizations. In approving the Reorganizations, the Boards determined that the Reorganizations were in the best interests of the Safeco Funds' shareholders and the interests of existing Safeco Funds' shareholders will not be diluted as a result of the Reorganizations.

     Pioneer believes that it can offer favorable long-term investment performance and enhanced shareholder services to the Safeco Funds' shareholders. The Reorganizations will, by combining the assets of two mutual funds and, by being part of a family of funds with greater distribution capabilities, offer the potential for increased economies of scale. Increased economies of scale have the potential of benefiting the shareholders of your Safeco Funds and the Pioneer Funds by spreading fixed costs over a larger asset base and reducing expenses on a per share basis. There can be no assurance that such economies of scale will be realized.

Why the Trustees Are Recommending the Reorganizations

     The Trustees believe that reorganizing your Safeco Fund into a portfolio with a substantially similar investment objective and similar investment policies that is part of the Pioneer family of funds offers you potential benefits. These potential benefits and considerations include:

     o SAM, the investment adviser to each of the Safeco Funds until August 2, 2004, was acquired by Symetra. Symetra informed the Board that it was not interested in continuing to provide investment advisory services to the Safeco Funds. Therefore, a change in your Safeco Fund's investment adviser was necessary;

     o The track record of Pioneer in managing the Pioneer Funds as compared to the historical performance of the Safeco Funds;

     o The resources of Pioneer, including its infrastructure in shareholder services;

     o The opportunity to be part of a significantly larger family of funds, with additional product offerings and enhanced shareholder servicing options;

     o Pioneer's commitment until December 10, 2006, or such later date that is the second anniversary of the day on which each Reorganization closes (the "Closing Date"), to limit the total operating expenses (excluding extraordinary expenses) of the Investor Class shares of each Pioneer Fund; and

     o Shareholders who own shares in their name as of the closing of the Reorganizations (i.e., not in the name of a broker or other intermediary) and Shareholders who own shares in the name of an omnibus account provider as of the closing of the Reorganizations that agrees with the Fund to distinguish beneficial holders in the same manner and maintain their account may purchase Class A shares of the corresponding Pioneer Fund through such account in the future or may exchange those shares for Class A shares of another Pioneer Fund or purchase Class A share of another Pioneer Fund without paying any sales charge. Investor Class shares will not be offered after the Reorganizations.

How Each Reorganization Will Work

     o Safeco Fund shareholder-directed exchanges and purchases made by check, ACH, or wire will be accepted up until 1 p.m. (Pacific Time) on Wednesday, December 8, 2004. Exchange and purchase requests received after this deadline will be rejected and returned. Purchase and exchange requests made by Safeco Fund shareholders through financial institutions or advisers must do so earlier to ensure the trade can be processed within this deadline. Financial institutions and advisers that trade electronically (NSCC) with the Safeco Funds can place exchange and purchase requests up until 1 p.m. (Pacific Time) on Tuesday, December 7, 2004. Exchanges and purchases received after this deadline will be rejected and returned. The Safeco Funds will not process purchases made via automatic investment method
          (AIM) after December 8, 2004. Dividend/capital gain reinvestment and established systematic exchanges will continue through December 10, 2004.

     o Each Safeco Fund will transfer all of its assets to a corresponding Pioneer Fund. Each Pioneer Fund will assume the corresponding Safeco Fund's liabilities that are included in the calculation of such Safeco Fund's net asset value on the Closing Date.

     o Each Pioneer Fund will issue Investor Class shares to the corresponding Safeco Fund in amounts equal to the aggregate net asset value of that Safeco Fund's shares. Shareholders of your Safeco Fund will receive Investor Class shares of the corresponding Pioneer Fund. These shares will be distributed to shareholders in proportion to the relative net asset value of their share holdings on the Closing Date. On the Closing Date, shareholders will hold the shares of the Pioneer Fund with the same aggregate net asset value as the shares of your Safeco Fund that you held immediately prior to the Reorganization.

     o    Each Safeco Fund will be dissolved after the Closing Date.

     o Shares of the Investor Class of a Pioneer Fund will automatically convert to Class A shares of the Pioneer Fund at the end of the calendar month that is two years after the Closing Date.

     o Pioneer acts as investment adviser to each Pioneer Fund. Until December 10, 2006, or such later date that is the second anniversary of the Closing Date, Pioneer has agreed to limit each Pioneer Fund's expenses (excluding extraordinary expenses) for Investor Class shares. Pioneer is not required to limit any expenses after December 10, 2006, or such later date that is the second anniversary of the Closing Date.

     o The Reorganizations are intended to result in no income, gain or loss being recognized for federal income tax purposes to any of the Pioneer Funds, the Safeco Funds or the shareholders of the Safeco Funds.

     o In recommending each of the Reorganizations, the Trustees of your Safeco Fund have determined that the Reorganization is in the best interest of your Safeco Fund and will not dilute the interests of shareholders of your Safeco Fund. The Trustees have made that determination on the basis of the factors listed above and discussed in more detail under each proposal. A reorganization might not be in the best interest of the shareholders of a mutual fund if the surviving fund had higher expenses, less experienced management or the adviser did not have adequate resources to manage the affairs of the mutual fund.

     o If the Reorganizations are approved, the Safeco Trust will file with the SEC an application for deregistration on Form N-8F under the Investment Company Act of 1940, as amended (the "Investment Company Act"), and will cease to exist as an investment company when such application is approved.


Who Is Pioneer

     Pioneer is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and acts as investment adviser to mutual funds and institutional accounts. Pioneer or its predecessors have been managing mutual funds since 1928 and at June 30, 2004 had, together with its affiliates, over $35 billion in assets under management. Pioneer is an indirect, wholly-owned subsidiary of UniCredito Italiano S.p.A., an Italian Bank.

     In addition to the Investor Class shares to be issued in the Reorganization, each Pioneer Fund also offers Class A shares (subject to an initial sales load and a Rule 12b-1 Plan), Class B shares (subject to a contingent deferred sales charge and a Rule 12b-1 Plan), and Class C shares (subject to a contingent deferred sales charge and a Rule 12b-1 Plan). In addition, most of the Pioneer Funds also offer Class Y shares (which are an institutional class of shares and are not subject to a sales charge or a Rule 12b-1 Plan) and Class R shares (which are offered only to certain retirement plans).

Who Bears the Expenses Associated with the Reorganizations

     Pioneer and Symetra will pay all out of pocket expenses of the Safeco Funds and the Pioneer Funds associated with the Reorganizations, including, but not limited to: (1) the expenses associated with the preparation, printing and mailing of any shareholder communications, including this Proxy Statement/Prospectus, and any filings with the SEC and other governmental authorities in connection with the Reorganizations; (2) the fees and expenses of any proxy solicitation firm retained in connection with the Reorganizations;
(3) the legal fees and expenses incurred by the Safeco Funds in connection with the Reorganizations; and (4) the Trustees' fees and out of pocket expenses incurred as a result of the Reorganizations.

Will Pioneer and Symetra Benefit from the Reorganizations

     Pioneer will benefit from managing a larger pool of assets. Pioneer is also acquiring certain assets associated with SAM's mutual funds and institutional account advisory business. In consideration for the acquisition of these assets and certain covenants from Symetra and SAM, including their assistance in facilitating the Reorganizations and their obligation to indemnify Pioneer against certain liabilities, Pioneer has agreed to pay Symetra up to $30 million. This amount is subject to downward adjustment if the net assets of the Safeco Funds that approve the Reorganizations (together with assets in certain other accounts) are less than $2.6 billion. Under this agreement, Pioneer and Symetra have also agreed, among other things, that (i) once the Investor Class converts to Class A shares, Pioneer Funds Distributor, Inc. ("PFD"), the principal underwriter of the Pioneer Funds, shall make payments to Safeco Securities, Inc. ("Safeco Securities") pursuant to a Rule 12b-1 plan equal to 0.25% of the average daily net assets attributable to accounts maintained by former shareholders of the Safeco Funds; (ii) PFD will make additional continuing payments out of its own resources to Safeco Securities, following Pioneer's acquisition of assets from SAM, at an annual rate of 0.05% of the average daily net assets of any Pioneer Fund held by or for the account of any former shareholders of the Safeco Funds (including assets invested in any Pioneer Fund as a result of the Reorganization or otherwise) and, in connection with purchases of shares of the Pioneer Funds by former shareholders of the Safeco Funds after the acquisition, PFD will pay out of its own resources to Safeco Securities an amount equal to 0.20% of the amount of such purchases; and (iii) Symetra and SAM will be subject to certain non-competition provisions.

Why Is an Interim Investment Advisory Agreement being Voted On

     Having determined to recommend the Reorganizations, the Trustees elected to appoint Pioneer as investment adviser to each Safeco Fund until the closing of the Reorganizations given that Symetra had indicated that it did not wish to continue to offer investment advisory services to the Safeco Funds. In connection with the retention of Pioneer, the sub-advisory agreement with Bank of Ireland Asset Management (U.S.) Limited with respect to Safeco International Stock Fund, and the sub-advisory agreement with RCM Capital Management LLC with respect to Safeco Large-Cap Growth Fund, were terminated.

     Under the Investment Company Act, shareholders must approve any new investment advisory agreement for a Safeco Fund. However, Rule 15a-4 under the Investment Company Act permits the Board to appoint an adviser on an interim basis without prior shareholders' approval of an investment advisory agreement with the adviser if the new adviser agrees to provide such services on the same terms as the previous adviser. An adviser may act on such an interim basis for a period of 150 days. Because Pioneer will be making the payment to Symetra as discussed above, any fees that Pioneer would be entitled to under the interim investment advisory agreement will be held in escrow until shareholder approval of the agreement is obtained. If shareholders of a Safeco Fund do not approve the interim investment advisory agreement, Pioneer will not receive the fee under the current investment advisory agreement with SAM but instead would be paid a fee based upon Pioneer's cost in managing the Fund. If the Reorganizations and the interim investment advisory agreement are not approved by December 30, 2004, Pioneer will no longer provide advisory services to the Safeco Funds, unless an extension of the 150-day period is permitted by a rule or independent position of the staff of the SEC. If both the Reorganizations and appointment of Pioneer are approved, the interim investment advisory agreement will continue in effect until the closing of the Reorganizations.

What Happens if a Reorganization Is not Approved

     If a Reorganization is not approved by shareholders, the Board will consider what action to take. Such action could include liquidating the Safeco Fund or seeking SEC relief to permit Pioneer to serve as investment adviser beyond the 150-day limit and continuing to solicit proxies with respect to the Reorganization.

Who Is Eligible to Vote

     Shareholders of record on October 8, 2004 are entitled to attend and vote at the Meeting or any adjournment of the Meeting. On each proposal, all shareholders of a Safeco Fund, regardless of the class of shares held, will vote together as a single class. Each share is entitled to one vote. Shares represented by properly executed proxies, unless revoked before or at the Meeting, will be voted according to shareholders' instructions. If you sign a proxy but do not fill in a vote, your shares will be voted to approve the Agreement and Plan of Reorganization and the interim advisory agreement with Pioneer. If any other business comes before the Meeting, your shares will be voted at the discretion of the persons named as proxies.

                                 TABLE OF CONTENTS

                                                                                              Page
                                                                                               ---
INTRODUCTION .............................................................................      2
PROPOSAL 1(a) -- SAFECO BALANCED FUND ....................................................      7
PROPOSAL 1(b) -- SAFECO CORE EQUITY FUND .................................................     19
PROPOSAL 1(c) -- SAFECO GROWTH OPPORTUNITIES FUND ........................................     31
PROPOSAL 1(d) -- SAFECO INTERNATIONAL STOCK FUND .........................................     43
PROPOSAL 1(e) -- SAFECO LARGE-CAP GROWTH FUND ............................................     56
PROPOSAL 1(f) -- SAFECO LARGE-CAP VALUE FUND .............................................     69
PROPOSAL 1(g) -- SAFECO MULTI-CAP CORE FUND ..............................................     81
PROPOSAL 1(h) -- SAFECO SMALL-CAP VALUE FUND .............................................     95
TERMS OF EACH AGREEMENT AND PLAN OF REORGANIZATION .......................................    107
TAX STATUS OF EACH REORGANIZATION ........................................................    107
PROPOSAL 2(a)-(h) -- APPROVAL OF AN INTERIM INVESTMENT ADVISORY AGREEMENT WITH PIONEER....    109
VOTING RIGHTS AND REQUIRED VOTE ..........................................................    111
ADDITIONAL INFORMATION ABOUT THE PIONEER FUNDS ...........................................    112
FINANCIAL HIGHLIGHTS .....................................................................    119
INFORMATION CONCERNING THE MEETING .......................................................    126
OWNERSHIP OF SHARES OF THE FUNDS .........................................................    128
EXPERTS ..................................................................................    135
AVAILABLE INFORMATION ....................................................................    135
EXHIBIT A-1 -- FORM OF AGREEMENT AND PLAN OF REORGANIZATION (C/D REORGANIZATIONS) ........    A-1
EXHIBIT A-2 -- FORM OF AGREEMENT AND PLAN OF REORGANIZATION (F REORGANIZATIONS) ..........   A-19
EXHIBIT B -- FORM OF INTERIM ADVISORY AGREEMENT ..........................................    B-1
EXHIBIT C -- ADDITIONAL INFORMATION REGARDING PIONEER ....................................    C-1
EXHIBIT D -- PORTFOLIO MANAGER'S DISCUSSION OF PERFORMANCE ...............................    D-1

                           Safeco Balanced Fund and
                             Pioneer Balanced Fund

                                 PROPOSAL 1(a)

               Approval of Agreement and Plan of Reorganization

                                    SUMMARY

     The following is a summary of more complete information appearing later in this Proxy Statement/Prospectus or incorporated herein. You should read carefully the entire Proxy Statement/Prospectus, including the form of Agreement and Plan of Reorganization attached as EXHIBIT A-1, because it contains details that are not in the summary.

     The Investor Class shares to be issued in the Reorganization will convert to Class A shares after two years. Class A shares will have higher expenses per share than Investor Class shares due to the Rule 12b-1 Plan. In addition, although Pioneer has agreed to limit the expenses attributable to Investor Class shares, Pioneer is not required to limit the expenses attributable to Class A shares.

     In the table below, if a row extends across the entire table, the policy disclosed applies to both your Safeco Fund and the Pioneer Fund.

          Comparison of Safeco Balanced Fund to Pioneer Balanced Fund

---------------------------------------------------------------------------------------------------------------------------------
                                   Safeco Balanced Fund                             Pioneer Balanced Fund
---------------------------------------------------------------------------------------------------------------------------------
 Business                  A series of Safeco Common Stock Trust,           A diversified open-end management
                           a diversified open-end management                investment company registered under the
                           investment company organized as a                Investment Company Act and organized as
                           Delaware statutory trust.                        a Delaware statutory trust.
---------------------------------------------------------------------------------------------------------------------------------
 Net assets as of          $19.5 million                                    $132 million
 June 30, 2004
---------------------------------------------------------------------------------------------------------------------------------
 Investment advisers and   Investment adviser (until August 2, 2004):       Investment adviser:
 portfolio managers        SAM                                              Pioneer

                           Portfolio Managers (until August 2, 2004):       Portfolio Managers:
                           Rex L. Bentley (since 1996)                      Day-to-day management of the Fund's
                           Lynette D. Sagvold (since 1996)                  portfolio is the responsibility of co-managers
                           Greg Card (since 2004)                           Timothy Mulrenan (equity securities) and
                           Tim Hokari (since 2004)                          Richard Schlanger (fixed income securities).
                           Lesley Fox (since 2004)
                           Nancy McFadden (since 2004)                      Mr. Mulrenan joined Pioneer in 1997 and has
                                                                            managed portfolios since 1998. Mr. Schlanger
                           Currently Pioneer is acting as investment        joined Pioneer in 1988.
                           adviser to Safeco Balanced Fund. The Portfolio
                           Managers of Pioneer Balanced Fund, as
                           indicated in the next column, currently manage
                           Safeco Balanced Fund.
---------------------------------------------------------------------------------------------------------------------------------
 Investment objective      Safeco Balanced Fund seeks growth and            Pioneer Balanced Fund seeks capital growth
                           income consistent with the preservation          and current income by actively managing
                           of capital.                                      a diversified portfolio of equity securities
                                                                            and bonds.
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                    Safeco Balanced Fund                              Pioneer Balanced Fund
---------------------------------------------------------------------------------------------------------------------------------
 Primary investments     Under normal market conditions, Safeco            Under normal market conditions, Pioneer
                         Balanced Fund invests from 50% to 70% of its      Balanced Fund invests in a diversified portfolio
                         assets in common stocks and at least 25% of       of equity securities and bonds. Pioneer
                         its assets in debt securities.                    allocates the Fund's assets between equity
                                                                           and debt securities based on its assessment
                                                                           of current business, economic and market
                                                                           conditions. Normally, equity and debt
                                                                           securities each represent 75% and 25%,
                                                                           respectively, of the Fund's net assets.
---------------------------------------------------------------------------------------------------------------------------------
 Investment strategies   Safeco Balanced Fund seeks growth and             Pioneer Balanced Fund uses a blended value/
                         income consistent with the preservation of        growth style of management. In selecting
                         capital through a "disciplined value" approach.   equity securities, the Fund seeks securities
                                                                           selling at reasonable prices and then holds
                         When evaluating a stock to purchase for the       these securities until the market values
                         Fund, SAM historically looked for companies       reflect their intrinsic values. In selecting debt
                         having one or more of the following               securities, the Fund considers both broad
                         characteristics:                                  economic factors and issuer specific factors.

                         o Undervalued stock price as measured by
                           price-to-earnings ratios and dividend
                           potential relative to comparable companies
                         o Potential to beat the S&P 500 Index average
                           for risk adjusted returns over the next
                           three-to five-year outlook
                         o Good long-term growth potential

                           When evaluating a debt security to buy for
                           the Fund, SAM historically considered
                           factors such as:
                         o The issuer's creditworthiness
                         o The sensitivity of the security to changes in
                           interest rates
                         o The level to which that market sector is
                           already represented by the Fund's assets
---------------------------------------------------------------------------------------------------------------------------------
 Other investments       Safeco Balanced Fund may invest up to 10%         Pioneer Balanced Fund may invest up to
                         of its net assets in debt securities may be       10% of its total assets in debt securities
                         invested in below investment grade bonds.         rated below investment grade, including
                                                                           convertible debt.

                                                                           The Fund may invest up to 25% of its total
                                                                           assets in real estate investment trusts.
                                                                           Up to 25% of the Fund's total assets may be
                                                                           invested in equity and debt securities of
                                                                           non-U.S. issuers.

                                                                           The Fund will not invest more than 5% of
                                                                           its total assets in the securities of emerging
                                                                           markets issuers.

                                                                           The Fund may invest in U.S. government
                                                                           securities, mortgage-backed and asset-
                                                                           backed securities.
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                      Safeco Balanced Fund                              Pioneer Balanced Fund
---------------------------------------------------------------------------------------------------------------------------------
 Temporary defensive       Safeco Balanced Fund may hold cash or invest       Pioneer Balanced Fund may invest all or part
 strategies                in high-quality, short-term securities issued      of its assets in securities with remaining
                           by an agency or instrumentality of the U.S.        maturities of less than one year, cash
                           government, high-quality commercial paper,         equivalents or may hold cash.
                           certificates of deposit, shares of no-load,
                           open-end money market funds, or
                           repurchase agreements.
---------------------------------------------------------------------------------------------------------------------------------
 Diversification           Each Fund is diversified for the purpose of the Investment Company Act and each Fund is subject to diversification requirements under the Internal Revenue Code of 1986, as amended
                           (the "Code").
---------------------------------------------------------------------------------------------------------------------------------
 Industry concentration    Each Fund may not invest more than 25% of its assets in any one industry.
---------------------------------------------------------------------------------------------------------------------------------
 Restricted and illiquid   If immediately after and as a result of such       Pioneer Balanced Fund may not invest more
 securities                action the value of the following securities, in   than 15% of its net assets in securities which
                           the aggregate, would exceed 15% of Safeco          are illiquid and other securities which are not
                           Balanced Fund's net assets, the Fund will not      readily marketable. Repurchase agreements
                           (i) purchase securities for which there is no      maturing in more than seven days will be
                           readily available market, (ii) purchase time       included for purposes of the foregoing limit.
                           deposits maturing in more than seven days,         Securities subject to restrictions on resale
                           (iii) purchase over-the-counter (OTC) options      under the 1933 Act, are considered illiquid
                           or hold assets set aside to cover OTC options      unless they are eligible for resale pursuant
                           written by the Fund, (iv) enter into repurchase    to Rule 144A or another exemption from the
                           agreements maturing in more than seven             registration requirements of the 1933 Act and
                           days, or (v) invest in interests in real estate    are determined to be liquid by Pioneer.
                           investment trusts which are not readily
                           marketable or interests in real estate limited
                           partnerships which are not listed or traded
                           on the NASDAQ Stock Market.
---------------------------------------------------------------------------------------------------------------------------------
 Borrowing                 Safeco Balanced Fund may borrow money              Pioneer Balanced Fund may not borrow
                           (i) from banks or (ii) by engaging in reverse      money, except the Fund may: (a) borrow
                           repurchase agreements.                             from banks or through reverse repurchase
                                                                              agreements in an amount up to 331/3% of
                                                                              the Fund's total assets (including the amount
                                                                              borrowed); (b) to the extent permitted by
                                                                              applicable law, borrow up to an additional 5%
                                                                              of the Fund's assets for temporary purposes;
                                                                              (c) obtain such short-term credits as are
                                                                              necessary for the clearance of portfolio
                                                                              transactions; (d) purchase securities on
                                                                              margin to the extent permitted by applicable
                                                                              law; and (e) engage in transactions in
                                                                              mortgage dollar rolls that are accounted for
                                                                              as financings.
---------------------------------------------------------------------------------------------------------------------------------
 Lending                   Safeco Balanced Fund may lend securities to        Pioneer Balanced Fund may make both short-
                           qualified institutional investors with a value     term (nine months or less) and long-term
                           of up to 33% of the Fund's total assets.           loans of its portfolio securities to the extent
                                                                              of 30% of the value of the Fund's total assets
                                                                              computed at the time of making such loans.
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                      Safeco Balanced Fund                              Pioneer Balanced Fund
---------------------------------------------------------------------------------------------------------------------------------
 Derivative instruments    Safeco Balanced Fund may write a put or call       Pioneer Balanced Fund may use futures and
                           option if, as a result thereof, the aggregate      options on securities, indices and currencies,
                           value of the assets underlying all such options    forward currency exchange contracts and
                           does not exceed 25% of the Fund's net assets.      other derivatives. The Fund does not use
                           The Fund may purchase a put or call option         derivatives as a primary investment technique
                           or option on a futures contract if, as a result    and generally limits their use to hedging.
                           thereof, the aggregate premiums paid on all        However, the Fund may use derivatives for a
                           options or options on futures contracts held       variety of non-principal purposes, including:
                           by the Fund do not exceed 20% of the Fund's
                           net assets.                                        o As a hedge against adverse changes
                                                                                in stock market prices, interest rates
                           The Fund may enter into any futures contract         or currency exchange rates
                           or option on futures contract if, as a result      o As a substitute for purchasing or
                           thereof, the aggregate margin deposits and           selling securities
                           premiums required on all such instruments          o To increase the Fund's return as a
                           do not exceed 5% of the Fund's net assets.           non-hedging strategy that may be
                                                                                considered speculative
                           The Fund may not purchase securities on
                           margin. However, the Fund may (i) obtain
                           short-term credits as necessary to clear
                           its purchases and sales of securities, and
                           (ii) make margin deposits in connection
                           with its use of financial options and futures,
                           forward and spot currency contracts, swap
                           transactions and other financial contracts or
                           derivative instruments.
---------------------------------------------------------------------------------------------------------------------------------
 Other investment          As described above, the Funds have substantially similar principal investment strategies
 policies and              and policies. Certain of the non-principal investment policies and restrictions are
 restrictions              different. For a more complete discussion of each Fund's other investment policies and fundamental and non- fundamental investment restrictions, see the SAI.
---------------------------------------------------------------------------------------------------------------------------------
                                         Buying, Selling and Exchanging Shares
---------------------------------------------------------------------------------------------------------------------------------
 Sales charges             Purchases under $1,000,000 of Class A shares       The Investor Class shares of Pioneer Balanced
                           of the Fund are subject to a 5.75% front-end       Fund you receive in the Reorganization will
                           sales charge.                                      not be subject to any sales charge. Moreover,
                                                                              if you own shares in your own name as of the
                           Contingent deferred sales charge of up to 5%       closing of the Reorganization (i.e., not in the
                           if you redeem Class B shares within six years      name of a broker or other intermediary) or
                           of purchase.                                       own shares in the name of an omnibus
                                                                              account provider as of the closing of the
                           Contingent deferred sales charge of 1% if you      Reorganization that agrees with the Pioneer
                           redeem Class C shares within one year of           Fund to distinguish beneficial holders in the
                           purchase.                                          same manner and maintain your account, you
                                                                              may purchase Class A shares of Pioneer
                           Purchases of Investor Class shares of the Fund     Balanced Fund and Class A shares of any
                           are not subject to a sales load.                   Fund in the Pioneer family of funds through
                                                                              such account in the future without paying any
                           The Fund assesses a mandatory redemption           sales charge.
                           fee of 2%, as a percentage of the amount
                           redeemed or exchanged, on Class A and              Except as described above, Class A shares
                           Investor Class shares held less than 30 days.      of Pioneer Balanced Fund are subject to a
                                                                              front-end sales charge of up to 4.50%.
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                             Safeco Balanced Fund                                 Pioneer Balanced Fund
---------------------------------------------------------------------------------------------------------------------------------
 Management and   Safeco Balanced Fund pays an advisory fee on a          Pioneer Balanced Fund pays Pioneer a
 other fees       monthly basis at an annual rate as follows:             management fee equal to Pioneer's annual fee
                                                                          is equal to the Fund's average daily net assets
                  $0-$250,000,000:   0.70 of 1%                           as follows:
                  $250,000,001-$750,000,000:   0.65 of 1%
                  $750,000,001-$1,250,000,000:   0.60 of 1%               $0-$1 billion:0.65%
                  Over $1,250,000,000:   0.55 of 1%                       Next $4 billion:0.60%
                                                                          Over $5 billion:0.55%
                  SAM serves as administrator and fund                    During its most recent fiscal year, Pioneer
                  accounting agent for the Fund. The Fund pays            Balanced Fund paid an advisory fee at an
                  SAM an administrative services fee of 0.05%             average rate of 0.65% of average daily
                  of the Fund's average daily net assets up to the        net assets.
                  first $200,000,000 and 0.01% of its net assets
                  thereafter, and an accounting fee of 0.04% of           In addition, the Fund reimburses Pioneer for
                  the Fund's average daily net assets up to the           certain fund accounting and legal expenses
                  first $200,000,000 and 0.01% of its net                 incurred on behalf of the Fund and pays
                  assets thereafter.                                      a separate shareholder servicing/transfer
                                                                          agency fee to Pioneer Investment Management
                  During its most recent fiscal year, Safeco              Shareholder Services, Inc. ("PIMSS"), an
                  Balanced Fund paid aggregate advisory and               affiliate of Pioneer.
                  administration fees at an average rate of
                  0.79% of average daily net assets.                      For the fiscal year ended December 31, 2003,
                                                                          the Fund's total annual operating expenses for
                  SAM had contractually agreed until April 30,            Class A shares were 1.38% of average daily
                  2009, to pay certain fund operating expenses            net assets. The Fund does not currently have
                  (but not all of the operating expenses of the           an expense limitation for its Class A shares.
                  Fund) that exceeded the rate of 0.40% per
                  annum of the Fund's average daily net assets.           Pioneer has agreed until the second anniversary
                  This arrangement included all Fund operating            of the closing of the Reorganization to limit the
                  expenses except management fees, Rule 12b-1             expenses (excluding extraordinary expenses) of
                  fees, brokerage commissions, interest, and              the Investor Class to 1.10% of the average daily
                  extraordinary expenses.                                 net assets attributable to the Investor Class.

                  For the fiscal year ended December 31, 2003,            The Investor Class shares to be issued in
                  the Fund's annual operating expenses for Class A        the Reorganization will convert to Class A
                  shares, after giving effect to the expense              shares after two years. Class A shares will
                  limitation were 1.35%, and without giving effect        have higher expenses per share than Investor
                  to the expense limitation, were 1.93% per share.        Class shares due to the Rule 12b-1 Plan. In
                                                                          addition, although Pioneer has agreed to limit
                  For the fiscal year ended December 31, 2003,            the expenses attributable to Investor Class
                  the Fund's annual operating expenses for Class B        shares, Pioneer is not required to limit the
                  shares, after giving effect to the expense              expenses attributable to Class A shares.
                  limitation were 2.10%, and without giving effect
                  to the expense limitation, were 2.75% per share.

                  For the fiscal year ended December 31, 2003, the Fund's annual operating expenses for Class C shares, after giving effect to the expense limitation were 2.10%, and without giving effect to the expense limitation, were 42.09% per share.

                  For the fiscal year ended December 31, 2003,
                  the Fund's annual operating expenses for
                  Investor Class shares, after giving effect to the
                  expense limitation were 1.10%, and without
                  giving effect to the expense limitation, were
                  1.43% per share.
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                        Safeco Balanced Fund                             Pioneer Balanced Fund
---------------------------------------------------------------------------------------------------------------------------------
 Distribution and service   Investor Class shares of each Fund are not subject to a Rule 12b-1 fee. Pioneer Investor Class
 (12b-1) fee                shares will convert into Class A shares after two years. Class A shares of each Fund are subject to a Rule 12b-1 fee equal to 0.25% annually of average daily net assets.
---------------------------------------------------------------------------------------------------------------------------------
 Buying shares              You may buy shares of the Fund directly             You may buy shares from any investment firm
                            through Safeco Securities, the Fund's principal     that has a sales agreement with PFD. Existing
                            underwriter or through brokers, registered          shareholders of Safeco Balanced Fund who
                            investment advisers, banks and other financial      own shares in their own name as of the
                            institutions that have entered into selling         closing of the Reorganization (i.e. not in
                            agreements with the Fund's principal underwriter,   the name of a broker or other intermediary)
                            as described in the Fund's prospectus.              or your own shares in the name of an
                                                                                omnibus account provider as the closing
                            Certain account transactions may be done by         of the Reorganization that agrees with the
                            telephone.                                          Pioneer Fund to distinguish beneficial holders
                                                                                in the same manner and who maintain their
                                                                                accounts may buy shares of any fund in
                                                                                the Pioneer family of funds through such
                                                                                accounts in the future without paying
                                                                                sales charges.

                                                                                If the account is established in the
                                                                                shareholder's own name, shareholders may
                                                                                also purchase additional shares of Pioneer
                                                                                Balanced Fund by telephone or online.
---------------------------------------------------------------------------------------------------------------------------------
 Exchange privilege         There are no sales charges on shares you            You may exchange shares of Pioneer
                            acquire through dividend reinvestment or other      Balanced Fund without incurring any fee on
                            fund distributions or for shares that you have      the exchange with the more than 62 other
                            exchanged for shares of the same class of           Pioneer Funds. Your exchange would be for
                            another Fund.                                       Class A shares, which would be subject to
                                                                                a Rule 12b-1 fee. An exchange generally is
                            Certain account transactions may be done by         treated as a sale and a new purchase of
                            telephone.                                          shares for federal income tax purposes.

                                                                                If the account is established in the
                                                                                shareholder's own name, shareholders may
                                                                                also exchange shares of Pioneer Balanced
                                                                                Fund for shares of other Pioneer Funds by
                                                                                telephone or online.
---------------------------------------------------------------------------------------------------------------------------------
 Selling shares             Investor Class and Class A shares will be sold at net asset value per share next calculated after each Fund receives your request in good order.
---------------------------------------------------------------------------------------------------------------------------------
                            You may sell your shares by contacting the          Normally, your investment firm will send your
                            Fund directly in writing or by contacting a         request to sell shares to PIMSS. You can
                            financial intermediary as described in the          also sell your shares by contacting the Fund
                            Fund's prospectus.                                  directly if your account is registered in
                                                                                your name.

                                                                                If the account is established in the
                                                                                shareholder's own name, shareholders may
                                                                                also redeem shares of Pioneer Balanced Fund
                                                                                by telephone or online.
---------------------------------------------------------------------------------------------------------------------------------

Comparison of Principal Risks of Investing in the Funds

     Because each Fund has a similar investment objective, primary investment policies and strategies, the Funds are subject to the same principal risks. You could lose money on your investment in either Fund or not make as much as if you invested elsewhere if:

     o The stock market goes down (this risk may be greater in the short term)

     o The Fund's equity investments do not have the growth potential originally expected

     o Stocks selected for income do not achieve the same return as securities selected for capital growth

     Each Fund also has risks associated with investing in debt securities. Each Fund could underperform other investments if:

     o Interest rates go up causing the value of the Fund's portfolio to decline

     o The issuer of a debt security owned by the Fund defaults on its obligation to pay principal or interest or has its credit rating downgraded

     o During periods of declining interest rates, the issuer of a security may exercise its option to repay earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. This is known as a call prepayment risk

     o During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration (the estimated period until the security is paid in full) and reduce the value of the security. This is known as an extension risk

     o Pioneer's judgment about the attractiveness, relative value or potential appreciation of a particular sector, security or investment strategy proves to be incorrect

     The Investor Class shares to be issued in the Reorganization will convert to Class A shares after two years. Class A shares will have higher expenses per share than Investor Class shares due to the Rule 12b-1 Plan. In addition, although Pioneer has agreed to limit the expenses attributable to Investor Class shares, Pioneer is not required to limit the expenses attributable to Class A shares.

     Investments in the Funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money by investing in either Fund.

Past Performance

     Set forth below is performance information for each Fund. The bar charts show how each Fund's total return (not including any deduction for sales charges) has varied from year to year for each full calendar year. The tables show average annual total return (before and after taxes) for each Fund over time for each class of shares (including deductions for sales charges) compared with a broad-based securities market index. The bar charts give an indication of the risks of investing in each Fund, including the fact that you could incur a loss and experience volatility of returns year to year. Past performance before and after taxes does not indicate future results.

                    Safeco Balanced Fund -- Investor Class
                         Calendar Year Total Returns*

       [DATA BELOW IS REPRESENTED BY A BAR CHART IN THE ORIGINAL REPORT]

           '97     '98    '99    '00     '01     '02     '03
         16.64   12.56   1.05   5.09   -0.29   -8.74   16.90

* During the period shown in the bar chart, your Safeco Fund's highest quarterly return was 11.10% for the quarter ended June 30, 2003, and the lowest quarterly return was -10.04% for the quarter ended September 30, 2002.

                    Pioneer Balanced Fund -- Class A Shares
                         Calendar Year Total Returns*

       [DATA BELOW IS REPRESENTED BY A BAR CHART IN THE ORIGINAL REPORT]

    '94     '95    '96     '97    '98    '99    '00     '01     '02     '03
  -4.31   22.00   9.89   13.92   1.14   3.15   5.38   -2.87   11.20   15.99

* During the period shown in the bar chart, Pioneer Balanced Fund's highest quarterly return was 8.99% for the quarter ended June 30, 2003, and the lowest quarterly return was -11.66% for the quarter ended September 30, 2002.

                             Safeco Balanced Fund
             Average Annual Total Returns as of December 31, 2003

-----------------------------------------------------------------------------------------------------------
                                                                                                 Since
                                                                       1 Year      5 Years     Inception(1)
-----------------------------------------------------------------------------------------------------------
 Safeco Balanced Fund, Class A Shares*
-----------------------------------------------------------------------------------------------------------
 Return Before Taxes                                                     9.96%       1.00%        5.48%
-----------------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions(2)                                  9.45%       0.03%        4.12%
-----------------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions and Sale of Fund Shares(2)          6.70%       0.27%        3.94%
-----------------------------------------------------------------------------------------------------------
 Safeco Balanced Fund, Class B Shares*
-----------------------------------------------------------------------------------------------------------
 Return Before Taxes                                                    10.79%       1.08%        5.66%
-----------------------------------------------------------------------------------------------------------
 Safeco Balanced Fund, Class C Shares*
-----------------------------------------------------------------------------------------------------------
 Return Before Taxes                                                    14.76%       1.45%        5.53%
-----------------------------------------------------------------------------------------------------------
 Safeco Balanced Fund, Investor Class Shares*
-----------------------------------------------------------------------------------------------------------
 Return Before Taxes                                                    16.90%       2.47%        6.55%
-----------------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions(2)                                 16.29%       1.37%        5.06%
-----------------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions and Sale of Fund Shares(2)         11.26%       1.45%        4.79%
-----------------------------------------------------------------------------------------------------------
 S&P 500 Index3
  (reflects no deduction for fees, expenses or taxes)                   28.67%      -0.57%        9.02%
-----------------------------------------------------------------------------------------------------------
 60% Russell 1000 Value/40% Lehman Brothers Aggregate Bond Index(3)
  (reflects no deduction for fees, expenses or taxes)                   19.66%       4.79%        9.11%
-----------------------------------------------------------------------------------------------------------

* Returns for Class A, Class B and Class C shares have not been restated to reflect Rule 12b-1 fees prior to September 30, 1996, and would be lower if they were.

(1)  The Fund commenced operations on January 31, 1996.

(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or IRA accounts, or to investors that are tax-exempt.

(3) The S&P 500 Index, an unmanaged index of 500 stocks, and the 60/40 combination of the Russell 1000 Value Index and the Lehman Brothers Aggregate Bond Index, are for reference only and do not mirror the Fund's investments.

                    Pioneer Balanced Fund -- Class A Shares
             Average Annual Total Returns as of December 31, 2003

---------------------------------------------------------------------------------------------------------
                                                                     1 Year      5 Years     10 Years
---------------------------------------------------------------------------------------------------------
 Pioneer Balanced Fund, Class A Shares
---------------------------------------------------------------------------------------------------------
 Return Before Taxes                                                  10.78%       0.76%       4.38%
---------------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions(1)                               10.19%      -0.11%       2.40%
---------------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions and Sale of Fund Shares(1)        6.98%       0.10%       2.56%
---------------------------------------------------------------------------------------------------------
 S&P 500 Index(2)
  (reflects no deduction for fees, expenses or taxes)                 28.67%      -0.57%      11.06%
---------------------------------------------------------------------------------------------------------
 Lehman Brothers Aggregate Bond Index(3)
  (reflects no deduction for fees, expenses or taxes)                  4.10%       6.62%       6.95%
---------------------------------------------------------------------------------------------------------

(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or IRA accounts, or to investors that are tax-exempt.

(2) The S&P 500 Index, an unmanaged index of 500 stocks, is for reference only and does not mirror the Fund's investments.

(3) The Lehman Brothers Aggregate Bond Index is for reference only and does not mirror the Fund's investments.

     Pioneer Balanced Fund's Investor Class shares will not be outstanding prior to the closing of the Reorganization and consequently have no performance history. However, the performance record of the Investor Class would be modestly higher than the performance of Class A shares due to the lower expenses applicable to the Investor Class.

     The most recent portfolio manager's discussion of each Fund's performance is attached as Exhibit D.

The Funds' Fees and Expenses

     Shareholders of both Funds pay various fees and expenses, either directly or indirectly. The tables below show the fees and expenses that you would pay if you were to buy and hold shares of each Fund. The expenses in the tables appearing below are based on (i) for your Safeco Fund, the expenses of your Safeco Fund for the period ended December 31, 2003 and (ii) for Pioneer Balanced Fund, the expenses of Pioneer Balanced Fund for the period ended December 31, 2003. Future expenses for all share classes may be greater or less.

                                                                                                                       Pro Forma
                                                                                                             Safeco     Pioneer
                                                                        Safeco       Safeco      Safeco     Balanced    Balanced
                                                                       Balanced     Balanced    Balanced      Fund        Fund
                                                                         Fund         Fund        Fund      Investor    Investor
                                                                        Class A      Class B     Class C      Class     Class(9)
Shareholder transaction fees (paid directly from your investment)    ------------ ------------ ---------   ----------  ----------
Maximum sales charge (load) when you buy shares as a percentage
 of offering price ..................................................    5.75%(6)    None         None        None         None(1)
Maximum deferred sales charge (load) as a % of purchase price or the
 amount you receive when you sell shares, whichever is less .........    None        5.00%(7)     1.00%(8)    None         None
Redemption fees for shares held less than 30 days ...................    2.00%       None         None        2.00%        None
Wire redemption fee .................................................    $ 20(4)     $ 20(4)      $ 20(4)     $ 20(4)      $ 10
Annual low balance fee ..............................................    $ 12(5)     $ 12(5)      $ 12(5)     $ 12(5)      None

Annual fund operating expenses (deducted from fund assets)
 (as a % of average net assets)
Management fee ......................................................    0.70%       0.70%        0.70%       0.70%        0.65%
Distribution and service (12b-1) fee ................................    0.25%       1.00%        1.00%       None         None
Other expenses ......................................................    0.98%       1.05%       40.39%       0.73%        0.61%
Total fund operating expenses .......................................    1.93%        2.75%      42.09%       1.43%        1.26%
Expense reimbursement/reduction .....................................    0.58%(2)    0.65%(2)    39.99%(2)    0.33%(2)     0.16%(3)
Net fund operating expenses .........................................    1.35%       2.10%        2.10%       1.10%        1.10%

----------

(1) No sales load will apply to shares received in the Reorganization by shareholders of your Safeco Fund who become shareholders of record of Pioneer Balanced Fund through the Reorganization. In addition, shareholders of your Safeco Fund who own shares in their own name as of the closing of the Reorganization (i.e., not in the name of a broker or other intermediary) or own shares in the name of an omnibus account provider that agrees with the Pioneer Fund to distinguish beneficial holders in the same manner and who maintain their accounts may purchase Class A shares of Pioneer Balanced Fund or of any fund in the Pioneer family of funds through such account in the future without paying a sales charge.

(2) As described above, SAM had contractually agreed to reimburse Safeco Balanced Fund for certain Fund operating expenses (but not all of the operating expenses of the Fund) that exceeded the rate of 0.40% per annum of the Fund's average daily net assets. This arrangement included all fund operating expenses except management fees, Rule 12b-1 fees, brokerage commissions, interest, and extraordinary expenses.

(3) Pioneer has agreed that through the second anniversary of the closing of the Reorganization, Pioneer will limit the expenses (excluding extraordinary expenses) of the Investor Class shares of Pioneer Balanced Fund to 1.10% of average daily net assets.

(4) There is a higher charge for international wire redemptions, which may vary by country or dollar amount.

(5) A low balance fee is charged once each year in December for accounts with balances under $1,000 in your Safeco Fund.

(6) Purchases of $1,000,000 or more of Class A shares of your Safeco Fund are not subject to a front-end sales charge, but a 1.00% deferred sales charge will apply to redemptions made in the first twelve months except with respect to participant-directed redemptions from qualified retirement plans.

(7) The contingent deferred sales charge on Class B shares of your Safeco Fund reduces to zero after six years from purchase, and the Class B shares convert to Class A shares at that time.

(8) The contingent deferred sales charge on Class C shares applies only to redemptions made in the first twelve months after purchase.

(9) The Investor Class shares to be issued in the Reorganization will convert to Class A shares after two years. Class A shares will have higher expenses per share than Investor Class shares due to the Rule 12b-1 Plan. In addition, although Pioneer has agreed to limit the expenses attributable to Investor Class shares, Pioneer is not required to limit the expenses attributable to Class A shares. Class A shares do not currently have an expense limitation.

     The hypothetical example below helps you compare the cost of investing in each Fund. It assumes that: (a) you invest $10,000 in each Fund for the time periods shown, (b) you reinvest all dividends and distributions, (c) your investment has a 5% return each year, (d) each Fund's gross operating expenses remain the same, (e) the expense limitations are in effect for five years for Safeco Balanced Fund and two years for Pioneer Balanced Fund and (f) the Investor Class shares of Pioneer Balanced Fund convert to Class A shares after two years. The examples are for comparison purposes only and are not a representation of either Fund's actual expenses or returns, either past or future.

  Example
               Safeco Balanced Fund
  Class A Shares
  Year 1 ..........         $  705
  Year 3 ..........         $  978
  Year 5 ..........         $1,272
  Year 10 .........         $2,447

                       With         Without
  Class B Shares     redemption    redemption
  Year 1 ..........  $  713        $  213
  Year 3 ..........  $  958        $  658
  Year 5 ..........  $1,329        $1,129
  Year 10 .........  $2,418        $2,418

                        With         Without
  Class C Shares     redemption    redemption
  Year 1 ..........  $  313        $  213
  Year 3 ..........  $  658        $  658
  Year 5 ..........  $1,129        $1,129
  Year 10 .........  $2,658        $2,658

Investor Class Shares
  Year 1 ........................  $112
  Year 3 ........................  $350
  Year 5 ........................  $606
  Year 10 ....................... $1,55

      Pro Forma PioneerBalanced Fund
Investor Class Shares
  Year 1 ........................  $112
  Year 3 ........................  $373
  Year 5 ........................  $677
  Year 10 ....................... $1,54

Reasons for the Proposed Reorganization

     The Trustees believe that the proposed Reorganization is in the best interests of Safeco Balanced Fund. The Trustees considered the following matters, among others, in approving the proposal.

     First, SAM, the investment adviser to the Fund until August 2, 2004, was acquired by Symetra. Symetra informed the Trustees that it did not intend to continue to provide investment advisory services to the Safeco Funds. Consequently, a change in your Safeco Fund's investment adviser was necessary.

     Second, the investment performance of Pioneer Balanced Fund is comparable to the investment performance of your Safeco Fund. For the five year period ended June 30, 2004, Class A shares of Pioneer Balanced Fund had an average annual return of 1.34% compared to an average annual return of the Class A shares and Investor shares of your Safeco Fund of 0.32% and 1.78%, respectively, during the same period. In addition, the Trustees considered the track record of Pioneer in managing equity and fixed income mutual funds.

     Third, the resources of Pioneer. At June 30, 2004, Pioneer managed over 62 investment companies and accounts with approximately $35 billion in assets. Pioneer is part of the global asset management group of UniCredito Italiano S.p.A., one of the largest banking groups in Italy, providing investment management and financial services to mutual funds, institutions and other clients. As of June 30, 2004, assets under management of UniCredito Italiano S.p.A. were approximately $151 billion worldwide. Shareholders of your Safeco Fund would become part of a significantly larger family of funds that offers a more diverse array of investment options and enhanced shareholder account options. The Pioneer family of mutual funds offers over 62 funds, including domestic and international equity and fixed income funds and a money market fund that will be available to your Safeco Fund's shareholders through exchanges. In addition, Pioneer offers shareholders additional options for their accounts, including the ability to transact and exchange shares over the telephone or online and the ability to access account values and transaction history in all of the shareholder's direct accounts in the Pioneer Funds over the telephone or online.

     Fourth, Pioneer Balanced Fund's lower gross operating expenses and Pioneer's commitment until the second anniversary of the Reorganization to limit the expenses (excluding extraordinary expenses) of the Investor Class of Pioneer Balanced Fund to 1.10% of average daily net assets. This expense ratio is below the gross expenses of each class of shares of your Safeco Fund and is the same or lower than expenses net of expense reimbursement of each class of shares of your Safeco Fund.

     Fifth, the substantially larger size of Pioneer Balanced Fund offers greater opportunity for diversification of the investment portfolio, which should help to reduce risks.

     Sixth, shareholders who own shares in their name as of the closing of the Reorganization (i.e., not in the name of a broker or other intermediary) and maintain their account may purchase additional Class A shares of the corresponding Pioneer Fund through such account in the future or may exchange those shares for Class A shares of another Pioneer Fund or purchase Class A share of another Pioneer Fund without paying any sales charge.

     Seventh, the Investor Class shares of Pioneer Balanced Fund received in the Reorganization will provide Safeco Balanced Fund shareholders with exposure to substantially the same investment product as they currently have.

     Pioneer and Symetra will pay all out of pocket expenses of the Safeco Funds and the Pioneer Funds associated with the Reorganizations, including, but not limited to: (1) the expenses associated with the preparation, printing and mailing of any shareholder communications, including this joint Proxy Statement/Prospectus, and any filings with the SEC and other governmental authorities in connection with the Reorganizations; (2) the fees and expenses of any proxy solicitation firm retained in connection with the Reorganizations;
(3) the legal
fees and expenses incurred by the Safeco Funds in connection with the Reorganizations; and (4) the Trustees' fees and out of pocket expenses incurred as a result of the Reorganizations.

     The Trustees also considered that Pioneer and Symetra will benefit from the Reorganization. See "Will Pioneer and Symetra Benefit from the Reorganizations."

     The Board of Trustees of Pioneer Balanced Fund also considered that the Reorganization presents an excellent opportunity for the Pioneer Balanced Fund to acquire investment assets without the obligation to pay commissions or other transaction costs that a fund normally incurs when purchasing securities. This opportunity provides an economic benefit to Pioneer Balanced Fund and its shareholders.

                                CAPITALIZATION

     The following table sets forth the capitalization of each Fund as of June 30, 2004, and the pro forma capitalization of the combined Fund as of June 30, 2004.

                                                                             Pro Forma
                                           Safeco           Pioneer           Pioneer
                                          Balanced          Balanced         Balanced
                                            Fund              Fund             Fund
                                       June 30, 2004     June 30, 2004     June 30, 2004
                                      ---------------   ---------------   --------------
  Total Net Assets (in thousands)          $19,459          $132,104          $151,563
    Class A shares ................        $ 1,784          $103,881          $103,881
    Class B shares ................        $ 1,622          $ 18,462          $ 18,462
    Class C shares ................        $   109          $  9,761          $  9,761
    Investor Class shares .........        $15,944               N/A          $ 19,459

  Net Asset Value Per Share
    Class A shares ................        $ 11.88          $   9.57          $   9.57
    Class B shares ................        $ 11.84          $   9.47          $   9.47
    Class C shares ................        $ 11.84          $   9.54          $   9.54
    Investor Class shares .........        $ 11.83               N/A          $   9.57

  Shares Outstanding
    Class A shares ................        150,124        10,851,975        10,851,975
    Class B shares ................        137,010         1,949,543         1,949,543
    Class C shares ................          9,194         1,023,264         1,023,264
    Investor Class shares .........      1,347,406               N/A         2,033,333

     It is impossible to predict how many shares of Pioneer Balanced Fund will actually be received and distributed by your Safeco Fund on the Reorganization date. The table should not be relied upon to determine the amount of Pioneer Balanced Fund's shares that will actually be received and distributed.

                     BOARD'S EVALUATION AND RECOMMENDATION

     For the reasons described above, the Trustees, including the Independent Trustees, approved the Reorganization. In particular, the Trustees determined that the Reorganization is in the best interests of your Safeco Fund. Similarly, the board of trustees of Pioneer Balanced Fund, including its Independent Trustees, approved the Reorganization. They also determined that the Reorganization is in the best interests of Pioneer Balanced Fund.

     The Trustees recommend that the shareholders of your Safeco Fund vote FOR the proposal to approve the Agreement and Plan of Reorganization.

                          Safeco Core Equity Fund and
                                 Pioneer Fund

                                 PROPOSAL 1(b)

               Approval of Agreement and Plan of Reorganization

                                    SUMMARY

     The following is a summary of more complete information appearing later in this Proxy Statement/Prospectus or incorporated herein. You should read carefully the entire Proxy Statement/Prospectus, including the form of Agreement and Plan of Reorganization attached as EXHIBIT A-1, because it contains details that are not in the summary.

     The Investor Class shares to be issued in the Reorganization will convert to Class A shares after two years. Class A shares will have higher expenses per share than Investor Class shares due to the Rule 12b-1 Plan. In addition, although Pioneer has agreed to limit the expenses attributable to Investor Class shares, Pioneer is not required to limit the expenses attributable to Class A shares.

     In the table below, if a row extends across the entire table, the policy disclosed applies to both your Safeco Fund and the Pioneer Fund.

             Comparison of Safeco Core Equity Fund to Pioneer Fund

------------------------------------------------------------------------------------------------------------------------------
                                    Safeco Core Equity Fund                                 Pioneer Fund
------------------------------------------------------------------------------------------------------------------------------
 Business                  A series of Safeco Common Stock Trust,            A diversified open-end management
                           a diversified open-end management                 investment company registered under
                           investment company organized as a                 the Investment Company Act organized as
                           Delaware statutory trust.                         a Delaware statutory trust.
------------------------------------------------------------------------------------------------------------------------------
 Net assets as of          $694.6 million                                    $6,321 million
 June 30, 2004
------------------------------------------------------------------------------------------------------------------------------
 Investment advisers and   Investment adviser (until August 2, 2004):        Investment adviser:
 portfolio managers        SAM                                               Pioneer

                           Portfolio Managers (until August 2, 2004):        Portfolio Managers:
                           Richard D. Meagley (since 1995)                   Day-to-day management of the Pioneer Fund's
                           Darcy MacLaren (since 2003)                       portfolio is the responsibility of John A. Carey
                                                                             and Walter Hunnewell, Jr. Mr. Carey joined
                           Currently Pioneer is acting as investment         Pioneer in 1979 and Mr. Hunnewell joined
                           adviser to the Safeco Core Equity Fund. The       Pioneer in 2001.
                           Portfolio Managers of the Pioneer Fund, as
                           indicated in the next column, currently
                           manage your Safeco Fund.
------------------------------------------------------------------------------------------------------------------------------
 Investment objective      Safeco Core Equity Fund seeks long-term           Pioneer Fund seeks reasonable income and
                           growth of capital and reasonable current          capital growth through investments primarily
                           income.                                           in equity securities of U.S. issuers.
------------------------------------------------------------------------------------------------------------------------------
 Primary investments       Under normal market conditions, Safeco Core       Pioneer Fund invests a major portion of
                           Equity Fund invests at least 80% of net assets    its assets in equity securities, primarily of
                           (plus any borrowings for investment purposes)     U.S. issuers. For purposes of the Fund's
                           in equity securities and, to a much lesser        investment policies, equity securities include
                           extent, invests in equity related securities.     common stocks, convertible debt and other
                                                                             equity instruments such as depositary
                                                                             receipts, warrants, rights and preferred stock.
------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                     Safeco Core Equity Fund                                  Pioneer Fund
-----------------------------------------------------------------------------------------------------------------------------------
 Investment strategies     Safeco Core Equity Fund seeks investments           Pioneer Fund uses a "value" style of
                           in fundamentally sound companies with good          management and seeks securities selling at
                           long-term potential. SAM historically evaluated     reasonable prices or substantial discounts to
                           numerous measures such as current valuation,        their underlying values and then holds these
                           profitability, management, competitive position     securities until the market values reflect their
                           and financial soundness.                            intrinsic values. Pioneer looks at the following
                                                                               factors in selecting investments: favorable
                                                                               expected returns relative to perceived risk;
                                                                               above average potential for earnings and
                                                                               revenue growth; low market valuations relative
                                                                               to earnings forecast, book value, cash flow
                                                                               and sales; a sustainable competitive advantage
                                                                               such as a brand name, customer base,
                                                                               proprietary technology or economies of scale.
-----------------------------------------------------------------------------------------------------------------------------------
 Other investments         Safeco Core Equity Fund may invest up to 20%        Pioneer Fund may invest up to 10% of its
                           of its assets in foreign securities which are       total assets in equity and debt securities of
                           listed on a national exchange, including            non-U.S. corporate issuers and debt securities
                           investments in American Depositary Receipts.        of non-U.S. government issuers.

                           The Fund may invest in securities convertible       The Fund will not invest more than 5% of
                           into common stock, but less than 35% of its         its total assets in securities of emerging
                           total assets will be invested in such securities.   market issuers.

                                                                               The Fund may invest up to 5% of its net
                                                                               assets in below investment grade debt
                                                                               securities issued by both U.S. and non-U.S.
                                                                               corporate and government issuers.
-----------------------------------------------------------------------------------------------------------------------------------
 Temporary defensive       Safeco Core Equity Fund may hold cash or            Pioneer Fund may invest all or part of its
 strategies                invest in high-quality, short-term securities       assets in securities with remaining maturities
                           issued by an agency or instrumentality of the       of less than one year, cash equivalents or
                           U.S. government, high-quality commercial            may hold cash.
                           paper, certificates of deposit, shares of
                           no-load, open-end money market funds,
                           or repurchase agreements.
-----------------------------------------------------------------------------------------------------------------------------------
 Diversification           Each Fund is diversified for the purpose of the Investment Company Act and each Fund is subject to diversification requirements under the Code.
-----------------------------------------------------------------------------------------------------------------------------------
 Industry concentration    Each Fund may not invest more than 25% of its assets in any one industry.
-----------------------------------------------------------------------------------------------------------------------------------
 Restricted and illiquid   If immediately after and as a result of such        Pioneer Fund may not invest more than
 securities                action the value of the following securities, in    15% of its net assets in securities which are
                           the aggregate, would exceed 15% of Safeco           illiquid and other securities which are not
                           Core Equity Fund's net assets, the Fund will        readily marketable. Repurchase agreements
                           not (i) purchase securities for which there is      maturing in more than seven days will be
                           no readily available market, (ii) purchase time     included for purposes of the foregoing limit.
                           deposits maturing in more than seven days,          Securities subject to restrictions on resale
                           (iii) purchase over-the-counter (OTC) options       under the 1933 Act, are considered illiquid
                           or hold assets set aside to cover OTC options       unless they are eligible for resale pursuant
                           written by the Fund, (iv) enter into repurchase     to Rule 144A or another exemption from the
                           agreements maturing in more than seven              registration requirements of the 1933 Act and
                           days, or (v) invest in interests in real estate     are determined to be liquid by Pioneer.
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                      Safeco Core Equity Fund                                 Pioneer Fund
-----------------------------------------------------------------------------------------------------------------------------------
 Restricted and illiquid   investment trusts which are not readily
 securities (continued)    marketable or interests in real estate limited
                           partnerships which are not listed or traded
                           on the NASDAQ Stock Market.
-----------------------------------------------------------------------------------------------------------------------------------
 Borrowing                 Safeco Core Equity Fund may borrow money            Pioneer Fund may not borrow money, except
                           (i) from banks or (ii) by engaging in reverse       the Fund may: (a) borrow from banks or
                           repurchase agreements.                              through reverse repurchase agreements in
                                                                               an amount up to 331/3% of the Fund's total
                                                                               assets (including the amount borrowed);
                                                                               (b) to the extent permitted by applicable law,
                                                                               borrow up to an additional 5% of the Fund's
                                                                               assets for temporary purposes; (c) obtain
                                                                               such short-term credits as are necessary
                                                                               for the clearance of portfolio transactions;
                                                                               (d) purchase securities on margin to the
                                                                               extent permitted by applicable law; and
                                                                               (e) engage in transactions in mortgage dollar
                                                                               rolls that are accounted for as financings.
-----------------------------------------------------------------------------------------------------------------------------------
 Lending                   Safeco Core Equity Fund may lend securities to      Pioneer Fund may lend portfolio securities
                           qualified institutional investors with a value of   with a value that may not exceed 331/3% of
                           up to 33% of the Fund's total assets.               the value of its assets.
-----------------------------------------------------------------------------------------------------------------------------------
 Derivative instruments    Safeco Core Equity Fund may write put or call       Pioneer Fund may use futures and options on
                           options if, as a result thereof, the aggregate      securities, indices and currencies, forward
                           value of the assets underlying all such options     currency exchange contracts and other
                           does not exceed 25% of the Fund's net assets.       derivatives. The Fund does not use derivatives
                                                                               as a primary investment technique and
                           Safeco Core Equity Fund may purchase put or         generally limits their use to hedging. However,
                           call options or options on futures contracts if,    the Fund may use derivatives for a variety of
                           as a result thereof, the aggregate premiums         non-principal purposes, including:
                           paid on all options or options on futures
                           contracts do not exceed 20% of the Fund's           o As a hedge against adverse changes in
                           net assets.                                           stock market prices, interest rates or
                                                                                 currency exchange rates
                           Safeco Core Equity Fund may enter into              o As a substitute for purchasing or selling
                           any futures contract or option on a futures           securities
                           contract, if as a result thereof, the aggregate     o To increase the Fund's return as a
                           margin deposits and premiums required on all          non-hedging strategy that may be
                           such instruments does not exceed 5% of the            considered speculative
                           Fund's net assets.

                           Safeco Core Equity Fund may not purchase
                           securities on margin. However, the Fund may
                           (i) obtain short-term credits as necessary to
                           clear its purchases and sales of securities and
                           (ii) make margin deposits in connection with
                           its use of financial options and futures,
                           forward and spot currency contracts, swap
                           transactions and other financial contracts or
                           derivative instruments.
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                      Safeco Core Equity Fund                                 Pioneer Fund
-----------------------------------------------------------------------------------------------------------------------------------
 Other investment policies and   As described above, the Funds have substantially similar principal investment strategies
 restrictions                    and policies. Certain of the non-principal investment policies and restrictions are different. For a more complete discussion of each Fund's other investment policies and fundamental and non-fundamental investment restrictions, see the SAI.
-----------------------------------------------------------------------------------------------------------------------------------
                                          Buying, Selling and Exchanging Shares
-----------------------------------------------------------------------------------------------------------------------------------
 Sales charges                   Purchases under $1,000,000 of Class A shares      The Investor Class shares of Pioneer Fund
                                 of Safeco Core Equity Fund are subject to a       you receive in the Reorganization will not be
                                 5.75% front-end sales charge.                     subject to any sales charge. Moreover, if you
                                 Contingent deferred sales charge of up to 5%      own shares in your own name as of the
                                 if you redeem Class B shares within six years     closing of the Reorganization (i.e., not in
                                 of purchase.                                      the name of a broker or other intermediary) or
                                                                                   own shares in the name of an omnibus
                                 Contingent deferred sales charge of 1% if         account provider as of the closing of the
                                 you redeem Class C shares within one year         Reorganization that agrees with the Pioneer
                                 of purchase.                                      Fund to distinguish beneficial holders in the
                                                                                   same manner and maintain your account, you
                                 Purchases of Investor Class shares of Safeco      may purchase Class A shares of Pioneer Fund
                                 Core Equity Fund are not subject to a sales       and Class A shares of any fund in the Pioneer
                                 load.                                             family of funds through such account in the
                                                                                   future without paying any sales charge.
                                 Safeco Core Equity Fund assesses a mandatory
                                 redemption fee of 2%, as a percentage of the      Except as described above, Class A shares of
                                 amount redeemed or exchanged, on Class A and      Pioneer Fund are subject to a front-end sales
                                 Investor Class shares held less than 30 days.     charge of up to 5.75%.
-----------------------------------------------------------------------------------------------------------------------------------
 Management and                  Safeco Core Equity Fund pays an advisory          Pioneer Fund pays Pioneer an annual basic fee
 other fees                      fee on a monthly basis at an annual rate          of 0.60% of the Fund's average daily net assets.
                                 as follows:
                                                                                   Pioneer's fee increases or decreases depending
                                 $0-$250,000,000:               0.70 of 1%         upon whether the Fund's performance exceeds,
                                 $250,000,001-$750,000,000:     0.65 of 1%         or is exceeded by, that of the S&P 500 Index
                                 $750,000,001-$1,250,000,000:   0.60 of 1%         over the specified performance period. Each
                                 Over $1,250,000,000:           0.55 of 1%         percentage point of difference between the
                                                                                   performance of the Class A shares and the index
                                 SAM serves as administrator and fund              (limited to a maximum of -10) is multiplied by a
                                 accounting agent for the Fund. The Fund pays      performance rate adjustment of 0.01%. As a
                                 SAM an administrative services fee of 0.05%       result, the fee is subject to a maximum
                                 of the Fund's average daily net assets up to the  annualized rate adjustment of -0.10%. This
                                 first $200,000,000 and 0.01% of its net assets    performance comparison is made at the end of
                                 thereafter, and an accounting fee of 0.04% of     each month. An appropriate monthly percentage
                                 the Fund's average daily net assets up to the     of this annual rate (based on the number of
                                 first $200,000,000 and 0.01% of its net           days in the current month) is then applied to
                                 assets thereafter.                                the Fund's average net assets for the entire
                                                                                   performance period, giving a dollar amount that
                                 During its most recent fiscal year, Safeco        is added to (or subtracted from) the basic fee.
                                 Core Equity Fund paid aggregate advisory and      In addition, the fee is also further limited to a
                                 administration fees at an average rate of 0.71%   maximum annualized rate adjustment of -0.10%
                                 of average daily net assets.                      (i.e., the management fee will not exceed
                                                                                   0.70% or be less than 0.50%). However,
                                 SAM had contractually agreed until April 30,      Pioneer currently is waving the lower
                                 2009, to pay certain Fund operating expenses      limitation on its fee, but may reimpose it in
                                 (but not all of the operating expenses of the
                                 Fund) that exceeded the rate of 0.40% per
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                      Safeco Core Equity Fund                                Pioneer Fund
-----------------------------------------------------------------------------------------------------------------------------------
 Management and other fees   annum of the Fund's average daily net assets.     the future. Because any adjustments to the
 (continued)                 This arrangement included all Fund operating      basic fee begin with the comparative
                             expenses except management fees, Rule 12b-1       performance of the Fund and the performance
                             fees, brokerage commissions, interest, and        record of the index, the controlling factor is
                             extraordinary expenses.                           not whether fund performance is up or down,
                                                                               but whether it is up or down more or less
                             For the fiscal year ended December 31, 2003,      than the performance record of the index,
                             the Fund's annual operating expenses for Class    regardless of general market performance.
                             A shares, after giving effect to the expense
                             limitation were 1.32%, and without giving         During its most recent fiscal year, Pioneer
                             effect to the expense limitation, were 3.40%.     Fund paid an advisory fee at an average rate
                                                                               of 0.50% of average daily net assets.
                             For the fiscal year ended December 31, 2003,
                             the Fund's annual operating expenses for Class    In addition, the Fund reimburses Pioneer for
                             B shares, after giving effect to the expense      certain fund accounting and legal expenses
                             limitation were 2.07%, and without giving         incurred on behalf of the Fund and pays a
                             effect to the expense limitation, were 2.38%.     separate shareholder servicing/transfer agency
                                                                               fee to PIMSS, an affiliate of Pioneer.
                             For the fiscal year ended December 31, 2003,
                             the Fund's annual operating expenses for Class    For the fiscal year ended December 31, 2003,
                             C shares, after giving effect to the expense      the Fund's total annual operating expenses for
                             limitation were 2.07%, and without giving         Class A shares were 1.09% of average daily
                             effect to the expense limitation, were 2.41%.     net assets. The Fund does not currently have
                                                                               an expense limitation for its Class A shares.
                             For the fiscal year ended December 31, 2003,
                             the Fund's annual operating expenses for          Pioneer has agreed until the second
                             Investor Class shares were 1.05%.                 anniversary of the closing of the
                                                                               Reorganization to limit the expenses
                                                                               (excluding extraordinary expenses) of the
                                                                               Investor Class to 1.02% of the average daily
                                                                               net assets attributable to the Investor Class.
                                                                               The Investor Class shares to be issued in
                                                                               the Reorganization will convert to Class A
                                                                               shares after two years. Class A shares will
                                                                               have higher expenses per share than Investor
                                                                               Class shares due to the Rule 12b-1 Plan. In
                                                                               addition, although Pioneer has agreed to limit
                                                                               the expenses attributable to Investor Class
                                                                               shares, Pioneer is not required to limit the
                                                                               expenses attributable to Class A shares.
-----------------------------------------------------------------------------------------------------------------------------------
 Distribution and service    Investor Class shares of each Fund are not subject to a Rule 12b-1 fee. Pioneer Investor Class
 (12b-1) fee                 shares will convert into Class A shares after two years. Class A shares of each Fund are subject to a Rule 12b-1 fee equal to 0.25% annually of average daily net assets.
-----------------------------------------------------------------------------------------------------------------------------------
 Buying shares               You may buy shares of the Fund directly           You may buy shares from any investment firm
                             through Safeco Securities, the Fund's principal   that has a sales agreement with PFD, Pioneer
                             underwriter or through brokers, registered        Fund's distributor. Existing shareholders of
                             investment advisers, banks and other financial    Safeco Core Equity Fund who own shares
                             institutions that have entered into selling       in their own name as of the closing of the
                             agreements with the Fund's principal              Reorganization (i.e. not in the name of a
                             underwriter, as described in the Fund's           broker or other intermediary) or own shares
                             prospectus.                                       in the name of an omnibus account provider
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                       Safeco Core Equity Fund                                 Pioneer Fund
-----------------------------------------------------------------------------------------------------------------------------------
 Buying shares (continued)   Certain account transactions may be done         as of the closing of the Reorganization that
                             by telephone.                                    agrees with the Pioneer Fund to distinguish
                                                                              beneficial holders in the same manner and
                                                                              who maintain their accounts may buy shares
                                                                              of any fund in the Pioneer family of funds
                                                                              through such accounts in the future without
                                                                              paying sales charges.

                                                                              If the account is established in the
                                                                              shareholder's own name, shareholders may
                                                                              also purchase additional shares of Pioneer
                                                                              Fund by telephone or online.
-----------------------------------------------------------------------------------------------------------------------------------
 Exchange privilege          There are no sales charges on shares you         You may exchange shares of Pioneer Fund
                             acquire through dividend reinvestment or other   without incurring any fee on the exchange
                             fund distributions or for Class A shares that    with the more than 62 other Pioneer Funds.
                             you have exchanged for Class A shares of         Your exchange would be for Class A shares,
                             another Fund.                                    which would be subject to Rule 12b-1 fees.
                                                                              An exchange generally is treated as a sale and
                             Certain account transactions may be done         a new purchase of shares for federal income
                             by telephone.                                    tax purposes.

                                                                              If the account is established in the shareholder's
                                                                              own name, shareholders may also exchange
                                                                              shares of Pioneer Fund for shares of other
                                                                              Pioneer Funds by telephone or online.
-----------------------------------------------------------------------------------------------------------------------------------
 Selling shares              Investor Class and Class A shares will be sold at the net asset value per share next calculated after each Fund receives your request in good order.
-----------------------------------------------------------------------------------------------------------------------------------
                             You may sell your shares by contacting the       Normally, your investment firm will send
                             Fund directly in writing or by contacting a      your request to sell shares to PIMSS. You
                             financial intermediary as described in the       can also sell your shares by contacting the
                             Fund's prospectus.                               Fund directly if your account is registered
                                                                              in your name.

                                                                              If the account is established in the
                                                                              shareholder's own name, shareholders
                                                                              may also redeem shares of Pioneer Fund
                                                                              by telephone or online.
-----------------------------------------------------------------------------------------------------------------------------------

Comparison of Principal Risks of Investing in the Funds

     Because each Fund has a similar investment objective, primary investment policies and strategies, the Funds are subject to the same principal risks. You could lose money on your investment in either Fund or not make as much as if you invested elsewhere if:

     o The stock market goes down (this risk may be greater in the short term)

     o    Value stocks fall out of favor with investors

     o The Fund's assets remain undervalued or do not have the potential value originally expected

     o Stocks selected for income do not achieve the same return as securities selected for capital growth

     The Investor Class shares to be issued in the Reorganization will convert to Class A shares after two years. Class A shares will have higher expenses per share than Investor Class shares due to the Rule 12b-1 Plan. In addition, although Pioneer has agreed to limit the expenses attributable to Investor Class shares, Pioneer is not required to limit the expenses attributable to Class A shares.

Past Performance

     Set forth below is performance information for each Fund. The bar charts show how each Fund's total return (not including any deduction for sales charges) has varied from year to year for each full calendar year. The tables show average annual total return (before and after taxes) for each Fund over time for each class of shares (including deductions for sales charges) compared with a broad-based securities market index. The bar charts give an indication of the risks of investing in each Fund, including the fact that you could incur a loss and experience volatility of returns year to year. Past performance before and after taxes does not indicate future results.

                   Safeco Core Equity Fund -- Investor Class
                         Calendar Year Total Returns*


       [DATA BELOW IS REPRESENTED BY A BAR CHART IN THE ORIGINAL REPORT]

 '94     '95     '96     '97     '98    '99      '00     '01      '02     '03
9.93   25.26   25.01   24.21   24.93   9.37   -10.97   -9.72   -26.33   24.68

* During the period shown in the bar chart, your Safeco Fund's highest quarterly return was 18.72% for the quarter ended December 31, 1998, and the lowest quarterly return was -18.37% for the quarter ended September 30, 2002.

                        Pioneer Fund -- Class A Shares
                         Calendar Year Total Returns*


       [DATA BELOW IS REPRESENTED BY A BAR CHART IN THE ORIGINAL REPORT]

  '94     '95     '96     '97     '98     '99    '00      '01      '02     '03
-0.57   26.64   19.70   38.47   29.09   15.63   0.12   -11.13   -20.26   24.58

* During the period shown in the bar chart Pioneer Fund's highest quarterly return was 22.33% for the quarter ended December 31, 1998, and the lowest quarterly return was -18.18% for the quarter ended September 30, 2002.

                            Safeco Core Equity Fund
             Average Annual Total Returns as of December 31, 2003

-----------------------------------------------------------------------------------------------------------
                                                                     1 Year       5 Years      10 Years
-----------------------------------------------------------------------------------------------------------
 Safeco Core Equity Fund, Class A Shares
-----------------------------------------------------------------------------------------------------------
 Return Before Taxes                                                  17.23%        -5.61%       7.12%
-----------------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions(1)                               17.15%        -6.09%       5.51%
-----------------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions and Sale of Fund Shares(1)       11.29%        -4.83%       5.36%
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
                                                                     1 Year        5 Years      10 Years
-----------------------------------------------------------------------------------------------------------
 Safeco Core Equity Fund, Class B Shares
-----------------------------------------------------------------------------------------------------------
 Return Before Taxes                                                  18.53%        -5.54%       7.23%
-----------------------------------------------------------------------------------------------------------
 Safeco Core Equity Fund, Class C Shares
-----------------------------------------------------------------------------------------------------------
 Return Before Taxes                                                  22.42%        -5.17%       7.14%
-----------------------------------------------------------------------------------------------------------
 Safeco Core Equity Fund, Investor Class Shares
-----------------------------------------------------------------------------------------------------------
 Return Before Taxes                                                  24.68%        -4.19%       7.99%
-----------------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions(1)                               24.55%        -4.78%       6.28%
-----------------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions and Sale of Fund Shares(1)       16.19%        -3.72%       6.08%
-----------------------------------------------------------------------------------------------------------
 S&P 500 Index(2)
  (reflects no deduction for fees, expenses or taxes)                 28.67%        -0.57%      11.06%
-----------------------------------------------------------------------------------------------------------

(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or IRA accounts, or to investors that are tax-exempt.

(2) The S&P 500 Index, an unmanaged index of 500 stocks, is for reference only, does not mirror the Fund's investments, and reflects no deduction for fees, expenses or taxes.

                        Pioneer Fund -- Class A Shares
             Average Annual Total Returns as of December 31, 2003

-----------------------------------------------------------------------------------------------------------
                                                                     1 Year        5 Years       10 Years
-----------------------------------------------------------------------------------------------------------
 Pioneer Fund, Class A shares
-----------------------------------------------------------------------------------------------------------
 Return Before Taxes                                                  17.40%        -0.76%        10.00%
-----------------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions(1)                               17.06%        -1.46%         8.47%
-----------------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions and Sale of Fund Shares(1)       11.28%        -0.87%         8.01%
-----------------------------------------------------------------------------------------------------------
 S&P 500 Index(2)
  (reflects no deduction for fees, expenses or taxes)                 28.67%        -0.57%        11.06%
-----------------------------------------------------------------------------------------------------------

(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or IRA accounts, or to investors that are tax-exempt.

(2) The S&P 500 Index, an unmanaged index of 500 stocks, is for reference only, does not mirror the Fund's investments, and reflects no deduction for fees, expenses or taxes.

     Pioneer Fund's Investor Class shares will not be outstanding prior to the closing of the Reorganization and consequently have no performance history. However, the performance record of the Investor Class would be modestly higher than the performance of Class A shares due to the lower expenses applicable to the Investor Class.

     The most recent portfolio manager's discussion of each Fund's performance is attached as Exhibit D.

The Funds' Fees and Expenses

     Shareholders of both Funds pay various fees and expenses, either directly or indirectly. The tables below show the fees and expenses that you would pay if you were to buy and hold shares of each Fund. The expenses in the tables appearing below are based on (i) for the Safeco Core Equity Fund, the expenses of Safeco Core Equity Fund for the period ended December 31, 2003 and (ii) for Pioneer Fund, the expenses of Pioneer Fund for the period ended December 31, 2003. Future expenses for all share classes may be greater or less.

                                                                               Safeco        Safeco
                                                                            Core Equity   Core Equity
                                                                                Fund          Fund
                                                                              Class A       Class B
Shareholder transaction fees (paid directly from your investment)           -----------   -----------
Maximum sales charge (load) when you buy shares as a percentage
 of offering price .......................................................       5.75%(6)      None
Maximum deferred sales charge (load) as a percentage of purchase price
 or the amount you receive when you sell shares, whichever is less .......       None          5.00%(7)
Redemption fees for shares held less than 30 days ........................       2.00%         None
Wire redemption fee ......................................................       $ 20(4)       $ 20(4)
Annual low balance fee ...................................................       $ 12(5)       $ 12(5)

Annual fund operating expenses (deducted from fund assets)
 (as a % of average net assets)
Management fee ...........................................................       0.67%         0.67%
Distribution and service (12b-1) fee .....................................       0.25%         1.00%
Other expenses ...........................................................       2.48%         0.71%
Total fund operating expenses ............................................       3.40%         2.38%
Expense reimbursement/reduction ..........................................       2.08%(2)      0.31%(2)
Net fund operating expenses ..............................................       1.32%         2.07%

                                                                                                        Pro Forma
                                                                               Safeco        Safeco      Pioneer
                                                                            Core Equity    Core Equity     Fund
                                                                                Fund          Fund       Investor
                                                                              Class C    Investor Class  Class(9)
Shareholder transaction fees (paid directly from your investment)           -----------  --------------  ---------
Maximum sales charge (load) when you buy shares as a percentage
 of offering price .......................................................     None          None          None(1)
Maximum deferred sales charge (load) as a percentage of purchase price
 or the amount you receive when you sell shares, whichever is less .......     1.00%(8)      None          None
Redemption fees for shares held less than 30 days ........................     None          2.00%          N/A
Wire redemption fee ......................................................     $ 20(4)       $ 20(4)       $ 10
Annual low balance fee ...................................................     $ 12(5)       $ 12(5)        N/A

Annual fund operating expenses (deducted from fund assets)
 (as a % of average net assets)
Management fee ...........................................................     0.67%         0.67%         0.52%
Distribution and service (12b-1) fee .....................................     1.00%         None          None
Other expenses ...........................................................     0.74%         0.38%         0.41%
Total fund operating expenses ............................................     2.41%         1.05%         0.93%
Expense reimbursement/reduction ..........................................     0.34%(2)      None(2)       None(3)
Net fund operating expenses ..............................................     2.07%         1.05%         0.93%

----------
(1) No sales load will apply to shares received in the Reorganization by shareholders of your Safeco Fund who become shareholders of record of Pioneer Fund through the Reorganization. In addition, shareholders of your Safeco Fund who own shares in their own name as of the closing of the Reorganization (i.e., not in the name of a broker or other intermediary) or own shares in the name of an omnibus account provider that agrees with the Pioneer Fund to distinguish beneficial holders in the same manner and who maintain their accounts may purchase Class A Shares of Pioneer Fund or of any fund in the Pioneer family of funds through such account in the future without paying a sales charge.

(2) As described above, SAM had contractually agreed to reimburse Safeco Core Equity Fund for certain Fund operating expenses (but not all of the operating expenses of the Fund) that exceeded the rate of 0.40% per annum of the Fund's average daily net assets. This arrangement included all fund operating expenses except management fees, Rule 12b-1 fees, brokerage commissions, interest, and extraordinary expenses.

(3) Pioneer has agreed that through the second anniversary of the closing of the Reorganization, Pioneer will limit the expenses (excluding extraordinary expenses) of the Investor Class shares of Pioneer Fund to 1.02% of average daily net assets.

(4) There is a higher charge for international wire redemptions, which may vary by country or dollar amount.

(5) A low balance fee is charged once each year in December for accounts with balances under $1,000 in your Safeco Fund.

(6) Purchases of $1,000,000 or more of Class A shares of your Safeco Fund are not subject to a front-end sales charge, but a 1.00% deferred sales charge will apply to redemptions made in the first twelve months except with respect to participant-directed redemptions from qualified retirement plans.

(7) The contingent deferred sales charge on Class B shares of your Safeco Fund reduces to zero after six years from purchase, and the Class B shares convert to Class A shares at that time.

(8) The contingent deferred sales charge on Class C shares applies only to redemptions made in the first twelve months after purchase.

(9) The Investor Class shares to be issued in the Reorganization will convert to Class A shares after two years. Class A shares will have higher expenses per share than Investor Class shares due to the Rule 12b-1 Plan. In addition, although Pioneer has agreed to limit the expenses attributable to Investor Class shares, Pioneer is not required to limit the expenses attributable to Class A shares.

     The hypothetical example below helps you compare the cost of investing in each Fund. It assumes that: (a) you invest $10,000 in each Fund for the time periods shown, (b) you reinvest all dividends and distributions, (c) your investment has a 5% return each year, (d) each Fund's gross operating expenses remain the same, (e) the expense limitations are in effect for five years for Safeco Core Equity Fund and two years for Pioneer Fund and (f) and the Investor Class shares of Pioneer Fund convert to Class A shares after two years. The examples are for comparison purposes only and are not a representation of either fund's actual expenses or returns, either past or future.

  Example
               Safeco Core Equity Fund
Class A Shares
  Year 1 ..............            $  702
  Year 3 ..............            $  969
  Year 5 ..............            $1,257
  Year 10 .............            $3,255

                               With         Without
Class B Shares              redemption    redemption
  Year 1 ..............       $  710        $  210
  Year 3 ..............       $  949        $  649
  Year 5 ..............       $1,314        $1,114
  Year 10 .............       $3,057        $3,057

                               With         Without
Class C Shares              redemption    redemption
  Year 1 ..............       $  310        $  210
  Year 3 ..............       $  649        $  649
  Year 5 ..............       $1,114        $1,114
  Year 10 .............       $2,599        $2,599
Investor Class Shares
  Year 1 ..............            $  107
  Year 3 ..............            $  334
  Year 5 ..............            $  579
  Year 10 .............            $1,283

           Pro Forma Pioneer Fund

Investor Class Shares
  Year 1 ..............            $   95
  Year 3 ..............            $  310
  Year 5 ..............            $  556
  Year 10 .............            $1,261

Reasons for the Proposed Reorganization

     The Trustees believe that the proposed Reorganization is in the best interests of Safeco Core Equity Fund. The Trustees considered the following matters, among others, in approving the proposal.

     First, SAM, the investment adviser to the Fund until August 2, 2004, was acquired by Symetra. Symetra informed the Trustees that it did not intend to continue to provide investment advisory services to the Safeco Funds. Consequently, a change in your Safeco Fund's investment adviser was necessary.

     Second, the historical investment performance of Pioneer Fund is higher than your Safeco Fund's investment performance. For the one, five and 10 year periods ended June 30, 2004, Class A shares of Pioneer Fund had an average annual return of 18.13%; -1.14%; and 11.16% compared to an average annual return of the Class A shares and Investor Class shares of your Safeco Fund 7.30% and 14.16% (one year), -7.12% and -5.70% (five years) and 7.11% and 7.99%
(ten years), respectively, during the same period. In addition, the Trustees considered the track record of Pioneer in managing equity and fixed income mutual funds.

     Third, the resources of Pioneer. At June 30, 2004, Pioneer managed over 62 investment companies and accounts with approximately $35 billion in assets. Pioneer is part of the global asset management group of UniCredito Italiano S.p.A., one of the largest banking groups in Italy, providing investment management and financial services to mutual funds, institutional and other clients. As of June 30, 2004, assets under management of UniCredito Italiano S.p.A. were approximately $151 billion worldwide. Shareholders of your Safeco Fund would become part of a significantly larger family of funds that offers a more diverse array of investment options and enhanced shareholder account options. The Pioneer family of mutual funds offers over 62 funds, including domestic and international equity and fixed income funds and a money market fund that will be available to your Safeco Fund's shareholders through exchanges. In addition, Pioneer offers shareholders additional options for their accounts, including the ability to transact and exchange shares over the telephone or online and the ability to access account values and transaction history in all of the shareholder's direct accounts in the Pioneer Funds over the telephone or online.

     Fourth, Pioneer Fund's lower operating expenses and Pioneer's commitment until the second anniversary of the Reorganization to limit the expenses (excluding extraordinary expenses) of the Investor Class of Pioneer Fund to 1.02% of average daily net assets. This expense ratio is below the gross expenses and expenses net of expense reimbursement of each class of shares of your Safeco Fund. While you will experience higher expenses once the Investor Class shares convert to Class A shares after two years, the Class A expense ratio for the most recent fiscal year was 1.09% of average daily net assets, which was below the net expenses of the Class A shares of your Safeco Fund and only four basis points above the net expenses of the Investor Class of your Safeco Fund.

     Fifth, the substantially larger size of Pioneer Fund offers greater opportunity for diversification of the investment portfolio, which should help to reduce risks.

     Sixth, shareholders who own shares in their name as of the closing of the Reorganization (i.e., not in the name of a broker or other intermediary) and maintain their account may purchase additional Class A shares of the corresponding Pioneer Fund through such account in the future or may exchange those shares for Class A shares of another Pioneer Fund or purchase Class A share of another Pioneer Fund without paying any sales charge.

     Seventh, the Investor Class shares of Pioneer Fund received in the Reorganization will provide Safeco Core Equity Fund shareholders with exposure to substantially the same investment product as they currently have.

     Pioneer and Symetra will pay all out of pocket expenses of the Safeco Funds and the Pioneer Funds associated with the Reorganizations, including, but not limited to: (1) the expenses associated with the preparation, printing and mailing of any shareholder communications, including this joint Proxy Statement/Prospectus, and any filings with the SEC and other governmental authorities in connection with the Reorganizations; (2) the fees and expenses of any proxy solicitation firm retained in connection with the Reorganizations;
(3) the legal fees and expenses incurred by the Safeco Funds in connection with the Reorganizations; and (4) the Trustees' fees and out of pocket expenses incurred as a result of the Reorganizations.

     The Trustees also considered that Pioneer and Symetra will benefit from the Reorganization. See "Will Pioneer and Symetra Benefit from the Reorganizations."

     The Board of Trustees of Pioneer Fund also considered that the Reorganization presents an excellent opportunity for the Pioneer Fund to acquire investment assets without the obligation to pay commissions or other transaction costs that a fund normally incurs when purchasing securities. This opportunity provides an economic benefit to Pioneer Fund and its shareholders.

                                CAPITALIZATION

     The following table sets forth the capitalization of each Fund as of June 30, 2004, and the pro forma combined Fund as of June 30, 2004.

                                           Safeco
                                        Core Equity         Pioneer          Pro Forma
                                            Fund              Fund         Pioneer Fund
                                       June 30, 2004     June 30, 2004     June 30, 2004
                                      ---------------   ---------------   --------------
  Total Net Assets (in thousands)         $694,570         $6,321,081       $7,015,651
    Class A shares ................       $ 17,431         $5,328,526       $5,328,526
    Class B shares ................       $  8,846         $  538,395       $  538,395
    Class C shares ................       $    196         $  295,384       $  295,384
    Investor Class shares .........       $668,097                N/A          694,570
    Class R shares ................            N/A         $   11,139       $   11,139
    Class Y shares ................            N/A         $  147,637       $  147,637

  Net Asset Value Per Share
    Class A shares ................       $  17.04         $    38.64       $    38.64
    Class B shares ................       $  16.58         $    37.77       $    37.77
    Class C shares ................       $  16.60         $    37.44       $    37.44
    Investor Class shares .........       $  17.01                N/A       $    38.64
    Class R shares ................            N/A         $    38.69       $    38.69
    Class Y shares ................            N/A         $    38.73       $    38.73

  Shares Outstanding
    Class A shares ................      1,022,979        137,918,274      137,918,274
    Class B shares ................        533,442         14,254,949       14,254,949
    Class C shares ................         11,810          7,890,437        7,890,437
    Investor Class shares .........     39,269,334                N/A       17,975,414
    Class R shares ................            N/A            287,937          287,937
    Class Y shares ................            N/A          3,811,827        3,811,827

     It is impossible to predict how many shares of Pioneer Fund will actually be received and distributed by your Safeco Fund on the Reorganization date. The table should not be relied upon to determine the amount of Pioneer Fund's shares that will actually be received and distributed.

                     BOARD'S EVALUATION AND RECOMMENDATION

     For the reasons described above, the Trustees, including the Independent Trustees, approved the Reorganization. In particular, the Trustees determined that the Reorganization is in the best interests of your Safeco Fund. Similarly, the Board of Trustees of Pioneer Fund, including its Independent Trustees, approved the Reorganization. They also determined that the Reorganization is in the best interests of Pioneer Fund.

     The Trustees recommend that the shareholders of your Safeco Fund vote FOR the proposal to approve the Agreement and Plan of Reorganization.

                     Safeco Growth Opportunities Fund and
                       Pioneer Growth Opportunities Fund

                                 PROPOSAL 1(c)

                Approval of Agreement and Plan of Reorganization

                                    SUMMARY

     The following is a summary of more complete information appearing later in this Proxy Statement/Prospectus or incorporated herein. You should read carefully the entire Proxy Statement/Prospectus, including the form of Agreement and Plan of Reorganization attached as EXHIBIT A-2, because it contains details that are not in the summary.

     The Investor Class shares to be issued in the Reorganization will convert to Class A shares after two years. Class A shares will have higher expenses per share than Investor Class shares due to the Rule 12b-1 Plan. In addition, although Pioneer has agreed to limit the expenses attributable to Investor Class shares, Pioneer is not required to limit the expenses attributable to Class A shares.

     In the table below, if a row extends across the entire table, the policy disclosed applies to both your Safeco Fund and the Pioneer Fund.

          Comparison of Safeco Growth Opportunities Fund to Pioneer Growth Opportunities Fund
-----------------------------------------------------------------------------------------------------------------------------------
                              Safeco Growth Opportunities Fund               Pioneer Growth Opportunities Fund
-----------------------------------------------------------------------------------------------------------------------------------
 Business                  A series of Safeco Common Stock Trust,         A newly organized series of Pioneer Series
                           a diversified open-end management              Trust II, an open-end management investment
                           investment company organized as a              company registered under the Investment
                           Delaware statutory trust.                      Company Act and organized as a Delaware
                                                                          statutory trust.
-----------------------------------------------------------------------------------------------------------------------------------
 Net assets as of          $545.5 million                                 None. The Pioneer Growth Opportunities Fund
 June 30, 2004                                                            is newly organized and does not expect to
                                                                          commence investment operations until the
                                                                          Reorganization occurs.
-----------------------------------------------------------------------------------------------------------------------------------
 Investment advisers and   Investment adviser (until August 2, 2004):     Investment adviser:
 portfolio managers        SAM                                            Pioneer

                           Portfolio Managers (since 2003 until           Portfolio Managers:
                           August 2, 2004):                               Day-to-day management of Pioneer Growth
                           Jeffrey Schwartz                               Opportunities Fund's portfolio will be the
                           CFA, Vice President, SAM                       responsibility of John A. Carey, Walter
                                                                          Hunnewell, Jr. and Andrew Acheson. Mr. Carey
                           Bill Whitlow                                   joined Pioneer in 1979 and Mr. Hunnewell
                           CFA, Vice President, SAM                       joined Pioneer in 2001.

                           Currently Pioneer is acting as investment      Mr. Acheson is Vice President and joined
                           adviser to Safeco Growth Opportunities Fund.   Pioneer as a portfolio manager in 2001 and has
                           The Portfolio Manager of the Pioneer Growth    been an investment professional since 1994.
                           Opportunities Fund, as indicated in the next
                           column, currently manages your Safeco Fund.    Pioneer is committing additional resources,
                                                                          including investment advisory staff, in
                                                                          continuing to implement Pioneer Growth
                                                                          Opportunities Fund's strategies after the
                                                                          Reorganization. Pioneer anticipates that Diego
                                                                          Franzin and Michael Rega will begin serving
                                                                          as the Pioneer Growth Opportunities Fund's
                                                                          portfolio managers at the time of the
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                 Safeco Growth Opportunities Fund               Pioneer Growth Opportunities Fund
-----------------------------------------------------------------------------------------------------------------------------------
 Investment advisers and                                                   Reorganization. Mr. Franzin, Vice President
 portfolio managers                                                        and Head of U.S. Quantitative Research and
 (continued)                                                               Management, joined Pioneer in 1998 as a
                                                                           Quantitative Equity Analyst. Mr. Rega, Senior
                                                                           Portfolio Manager, joined Pioneer in 2004.
-----------------------------------------------------------------------------------------------------------------------------------
 Investment objective      Each Fund seeks growth of capital.
-----------------------------------------------------------------------------------------------------------------------------------
 Primary investments       To achieve its investment objective, under normal circumstances, each Fund invests most of its assets in common stocks of companies Pioneer considers to be reasonably priced or undervalued, with above average growth potential.
-----------------------------------------------------------------------------------------------------------------------------------
                                                                           Pioneer Growth Opportunities Fund may invest
                                                                           a significant portion of its assets in equity
                                                                           securities of small companies.
-----------------------------------------------------------------------------------------------------------------------------------
 Investment strategies     To achieve its objective, under normal          When evaluating a stock to buy for each Fund,
                           circumstances the Safeco Growth Opportunities   Pioneer considers factors such as:
                           Fund invests most of its assets in common
                           stocks of companies SAM considers to be         o The strength of the company's balance
                           reasonably priced or undervalued, with above      sheet
                           average growth potential. When evaluating a     o The quality of the management team
                           stock to buy for the Fund, SAM considers        o The rate at which the company's earnings
                           factors such as:                                  are projected to grow
                                                                           o Whether the company's stock may be
                           o The strength of the company's balance           trading at a discount relative to its industry
                             sheet;                                          peers or the overall markets
                           o The quality of the management team;
                           o The rate at which the company's earnings
                             are producted to grow; or
                           o Whether the company's stock may be
                             trading at a discount rleative to its industry
                             peers or the overall market.
-----------------------------------------------------------------------------------------------------------------------------------
                             Safeco Growth Opportunities Fund may sell     Pioneer Growth Opportunities Fund generally
                             as stock if:                                  sells a portfolio security when Pioneer
                                                                           believes that the issuer no longer offers the
                           o Any of the above factors or other relative-   potential for growth at a reasonable price or
                             value indicators have deteriorated            if any of the above factors have deteriorated.
                           o The stock becomes overvalued, for             Pioneer makes that determination based
                             example, as a result of overly optimistic     upon the same criteria it uses to select
                             earnings forecasts                            portfolio securities.

                           o The stock price reaches a specific target
                           o Changes in market value cause the Fund
                             to hold a larger position in the stock than
                             Pioneer wants
                           o Other companies present more attractive
                             investment opportunities
                           o Cash is needed to meet shareholder
                             redemptions
-----------------------------------------------------------------------------------------------------------------------------------
 Other investments         Each Fund may invest in securities convertible into common stock, but less than 35% of its total assets will be invested in such securities.

                           Each Fund may invest up to 20% of assets in foreign securities.
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                 Safeco Growth Opportunities Fund               Pioneer Growth Opportunities Fund
-----------------------------------------------------------------------------------------------------------------------------------
 Other investments (continued)   Safeco Growth Opportunities Fund may invest        Pioneer Growth Opportunities Fund may invest
                                 up to 10% of its total assets in debt securities   up to 5% of its total assets in debt securities
                                 rated below investment grade.                      rated below investment grade, including below
                                                                                    investment grade convertible debt securities.
-----------------------------------------------------------------------------------------------------------------------------------
 Temporary defensive             Safeco Growth Opportunities Fund may hold          Pioneer Growth Opportunities Fund may invest
 strategies                      cash or invest in high-quality, short-term         all or part of its assets in securities with
                                 securities issued by an agency or                  remaining maturities of less than one year,
                                 instrumentality of the U.S. government,            cash equivalents or may hold cash.
                                 high-quality commercial paper, certificates of
                                 deposit, shares of no-load, open-end money
                                 market funds, or repurchase agreements as a
                                 temporary defensive measure when market
                                 conditions so warrant.
-----------------------------------------------------------------------------------------------------------------------------------
 Diversification                 Each Fund is diversified for the purpose of the Investment Company Act, and each Fund is subject to diversification requirements under the Code.
 -----------------------------------------------------------------------------------------------------------------------------------
 Industry concentration          Each Fund will not make investments that will result in the concentration (as that term may be defined in the Investment Company Act, any rule or order thereunder, or SEC staff interpretation thereof) of its investments in the securities of issuers primarily engaged in the same industry, provided that this restriction does not limit the Fund from investing in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or governmental issuers of special or general tax-exempt securities, or certain bank instruments issued by domestic banks.
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                    At times, more than 25% of Pioneer Growth
                                                                                    Opportunities Fund's assets may be invested
                                                                                    in the same market segment, such as
                                                                                    financials or technology. To the extent the
                                                                                    Fund emphasizes investments in a market
                                                                                    segment, the Fund will be subject to a greater
                                                                                    degree to the risks particular to the industries
                                                                                    in that segment, and may experience greater
                                                                                    market fluctuation, than a fund without the
                                                                                    same focus. For example, industries in the
                                                                                    financial segment, such as banks, insurance
                                                                                    companies, broker-dealers and REITs, may
                                                                                    be sensitive to changes in interest rates and
                                                                                    general economic activity and are subject to
                                                                                    extensive government regulation. Industries in
                                                                                    the technology segment, such as information
                                                                                    technology, communications equipment,
                                                                                    computer hardware and software, and office
                                                                                    and scientific equipment, are subject to
                                                                                    risks of rapidly evolving technology, short
                                                                                    product lives, rates of corporate expenditures,
                                                                                    falling prices and profits, competition
                                                                                    from new market entrants, and general
                                                                                    economic conditions.
-----------------------------------------------------------------------------------------------------------------------------------
 Restricted and illiquid         If immediately after and as a result of such       Pioneer Growth Opportunities Fund may
 securities                      action the value of the following securities,      not invest more than 15% of its net assets
                                 in the aggregate, would exceed 15% of the          in securities which are illiquid and other
                                 Safeco Growth Opportunities Fund's net assets,     securities which are not readily marketable.
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                 Safeco Growth Opportunities Fund               Pioneer Growth Opportunities Fund
-----------------------------------------------------------------------------------------------------------------------------------
 Restricted and illiquid     the Fund will not (i) purchase securities for         Repurchase agreements maturing in more
 securities (continued)      which there is no readily available market,           than seven days will be included for purposes
                             (ii) purchase time deposits maturing in more          of the foregoing limit. Securities subject to
                             than seven days, (iii) purchase over-the-             restrictions on resale under the 1933 Act, are
                             counter (OTC) options or hold assets set aside        considered illiquid unless they are eligible for
                             to cover OTC options written by the Fund,             resale pursuant to Rule 144A or another
                             (iv) enter into repurchase agreements maturing        exemption from the registration requirements
                             in more than seven days, or (v) invest in             of the 1933 Act and are determined to be
                             interests in real estate investment trusts which      liquid by Pioneer.
                             are not readily marketable or interests in real
                             estate limited partnerships which are not listed
                             or traded on the NASDAQ Stock Market.
-----------------------------------------------------------------------------------------------------------------------------------
 Borrowing                   Safeco Growth Opportunities Fund may borrow           Pioneer Growth Opportunities Fund may
                             money (i) from banks or (ii) by engaging in           not borrow money, except the Fund may:
                             reverse repurchase agreements.                        (a) borrow from banks or through reverse
                                                                                   repurchase agreements in an amount up to
                                                                                   33 1/3% of the Fund's total assets (including
                                                                                   the amount borrowed); (b) to the extent
                                                                                   permitted by applicable law, borrow up to
                                                                                   an additional 5% of the Fund's assets for
                                                                                   temporary purposes; (c) obtain such
                                                                                   short-term credits as are necessary for
                                                                                   the clearance of portfolio transactions;
                                                                                   (d) purchase securities on margin to the
                                                                                   extent permitted by applicable law; and
                                                                                   (e) engage in transactions in mortgage dollar
                                                                                   rolls that are accounted for as financings.

-----------------------------------------------------------------------------------------------------------------------------------
 Lending                     Safeco Growth Opportunities Fund may lend             Pioneer Growth Opportunities Fund may lend
                             securities to qualified institutional investors with  portfolio securities with a value that may not
                             a value of up to 33% of the Fund's total assets.      exceed 33 1/3% of the value of its assets.
-----------------------------------------------------------------------------------------------------------------------------------
 Derivative instruments      Safeco Growth Opportunities Fund may not              Pioneer Growth Opportunities Fund may use
                             purchase securities on margin. However, the           futures and options on securities, indices and
                             Fund may (i) obtain short-term credits as             currencies, forward currency exchange contracts
                             necessary to clear its purchases and sales of         and other derivatives. The Fund does not use
                             securities, and (ii) make margin deposits in          derivatives as a primary investment technique
                             connection with its use of financial options and      and generally limits their use to hedging.
                             futures, forward and spot currency contracts,         However, the Fund may use derivatives for a
                             swap transactions and other financial contracts       variety of non-principal purposes, including:
                             or derivative instruments.
                                                                                   o As a hedge against adverse changes in stock
                                                                                     market prices, interest rates or currency
                                                                                     exchange rates
                                                                                   o As a substitute for purchasing or selling
                                                                                     securities
                                                                                   o To increase the Fund's return as a non-hedging
                                                                                     strategy that may be considered speculative
-----------------------------------------------------------------------------------------------------------------------------------
 Other investment policies   As described above, the Funds have substantially similar principal investment strategies
 and restrictions            and policies. Certain of the non-principal investment policies and restrictions are different. For a more complete discussion of each Fund's other investment policies and fundamental and non-fundamental investment restrictions, see the SAI.
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                          Safeco Growth Opportunities Fund                  Pioneer Growth Opportunities Fund
-----------------------------------------------------------------------------------------------------------------------------------
                                               Buying, Selling and Exchanging Shares
-----------------------------------------------------------------------------------------------------------------------------------
 Sales charges    Purchases under $1,000,000 of Class A shares         The Investor Class shares of Pioneer
                  of Safeco Growth Opportunities Fund are              Growth Opportunities Fund you receive in
                  subject to a 5.75% front-end sales charge.           the Reorganization will not be subject to any
                                                                       sales charge. Moreover, if you own shares
                  Contingent deferred sales charge of up to 5%         in your own name as of the closing of the
                  if you redeem Class B shares within six years        Reorganization (i.e., not in the name of a
                  of purchase.                                         broker or other intermediary) or own shares in
                                                                       the name of an omnibus account provider as
                  Contingent deferred sales charge of 1% if            of the closing of the Reorganization that
                  you redeem Class C shares within one year            agrees with the Pioneer Fund to distinguish
                  of purchase.                                         beneficial holders in the same manner and
                                                                       maintain your account, you may purchase
                  Purchases of Investor Class shares of Safeco         Class A shares of Pioneer Growth
                  Growth Opportunities are not subject to a            Opportunities Fund and Class A shares of any
                  sales load.                                          fund in the Pioneer family of funds through
                                                                       such account in the future without paying any
                  Safeco Growth Opportunities Fund assesses            sales charge.
                  a mandatory redemption fee of 2%, as a
                  percentage of the amount redeemed or                 Except as described above, Class A shares of
                  exchanged, on Class A and Investor Class             Pioneer Growth Opportunities Fund are subject
                  shares held less than 30 days.                       to a front-end sales charge of up to 5.75%.
-----------------------------------------------------------------------------------------------------------------------------------
 Management and   Safeco Growth Opportunities Fund pays an             Pioneer Growth Opportunities Fund will pay
 other fees       advisory fee on a monthly basis at an annual rate    Pioneer a management fee equal to 0.65% of
                  as follows:                                          the Fund's average daily net assets.

                  $0-$250,000,000:              0.70 of 1%             In addition, Pioneer Growth Opportunities
                  $250,000,001-$750,000,000:    0.65 of 1%             Fund will reimburse Pioneer for certain fund
                  $750,000,001-$1,250,000,000:  0.60 of 1%             accounting and legal expenses incurred on
                  Over $1,250,000,000:          0.55 of 1%             behalf of the Fund and will pay a separate
                                                                       shareholder servicing/transfer agency fee to
                  SAM serves as administrator and fund                 PIMSS, an affiliate of Pioneer.
                  accounting agent for the Fund. The Fund pays
                  SAM an administrative services fee of 0.05%          Pioneer has agreed until the second
                  of the Fund's average daily net assets up to the     anniversary of the closing of the
                  first $200,000,000 and 0.01% of its net assets       Reorganization to limit the expenses
                  thereafter, and an accounting fee of 0.04% of        (excluding ordinary expenses) of the Investor
                  the Fund's average daily net assets up to the        Class to 1.05% of the average daily net assets
                  first $200,000,000 and 0.01% of its net              attributable to the Investor Class.
                  assets thereafter.
                                                                       The Investor Class shares to be issued in the
                  During its most recent fiscal year, Safeco Growth    Reorganization will convert to Class A shares
                  Opportunities Fund paid aggregate advisory and       after two years. Class A shares will have
                  administration fees at an average rate of 0.73%      higher expenses per share than Investor Class
                  of average daily net assets.                         Shares due to the Rule 12b-1 Plan.

                  SAM had contractually agreed until April 30,
                  2009, to pay certain fund operating expenses
                  (but not all of the operating expenses of the
                  Fund) that exceeded the rate of 0.40% per
                  annum of the Fund's average daily net assets.
                  This arrangement included all Fund operating
                  expenses except management fees, Rule 12b-1
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                   Safeco Growth Opportunities Fund               Pioneer Growth Opportunities Fund
-----------------------------------------------------------------------------------------------------------------------------------
 Management and             fees, brokerage commissions, interest, and
 other fees (continued)     extraordinary expenses.
                            For the fiscal year ended December 31, 2003,
                            the Fund's annual operating expenses for Class
                            A shares, after giving effect to the expense
                            limitation were 1.33%, and without giving
                            effect to the expense limitation, were 2.38%.
                            For the fiscal year ended December 31, 2003,
                            the Fund's annual operating expenses for Class
                            B shares, after giving effect to the expense
                            limitation were 2.08%, and without giving
                            effect to the expense limitation, were 2.45%.
                            For the fiscal year ended December 31, 2003,
                            the Fund's annual operating expenses for Class
                            C shares, after giving effect to the expense
                            limitation were 2.08%, and without giving
                            effect to the expense limitation, were 2.48%.
                            For the fiscal year ended December 31, 2003,
                            the Fund's annual operating expenses for
                            Investor Class shares, after giving effect to
                            the expense limitation were 1.08%, and
                            without giving effect to the expense limitation,
                            were 1.14%.
-----------------------------------------------------------------------------------------------------------------------------------
 Distribution and service   Investor Class shares of each Fund are not subject to a Rule 12b-1 fee. Pioneer Investor Class
 (12b-1) fee                shares will convert into Class A shares after two years. Class A shares of each Fund are subject to a Rule 12b-1 fee equal to 0.25% annually of average daily net assets.
-----------------------------------------------------------------------------------------------------------------------------------
 Buying shares              You may buy shares of the Fund directly           You may buy shares from any investment
                            through Safeco Securities, the Fund's principal   firm that has a sales agreement with PFD,
                            underwriter or through brokers, registered        Pioneer Growth Opportunities Fund's
                            investment advisers, banks and other financial    distributor. Existing shareholders of Safeco
                            institutions that have entered into selling       Growth Opportunities Fund who own shares
                            agreements with the Fund's principal              in their own name as of the closing of the
                            underwriter, as described in the Fund's           Reorganization (i.e. not in the name of a
                            prospectus.                                       broker or other intermediary) or own shares
                                                                              in the name of an omnibus account provider
                            Certain account transactions may be done          as of the closing of the Reorganization that
                            by telephone.                                     agrees with the Pioneer Fund to distinguish
                                                                              beneficial holders in the same manner and
                                                                              who maintain their accounts may buy shares
                                                                              of any fund in the Pioneer family of funds
                                                                              through such accounts in the future without
                                                                              paying sales charges.

                                                                              If the account is established in the
                                                                              shareholder's own name, shareholders may
                                                                              also purchase additional shares of Pioneer
                                                                              Growth Opportunities Fund by telephone
                                                                              or online.
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                              Safeco Growth Opportunities Fund                Pioneer Growth Opportunities Fund
-----------------------------------------------------------------------------------------------------------------------------------
 Exchange privilege   There are no sales charges on shares you         You may exchange shares of Pioneer Growth
                      acquire through dividend reinvestment or other   Opportunities Fund without incurring any fee
                      fund distributions or for Class A shares that    on the exchange with the more than 62 other
                      you have exchanged for Class A shares of         Pioneer Funds. Your exchange would be for
                      another fund.                                    Class A shares, which would be subject to
                                                                       Rule 12b-1 fees. An exchange generally is
                      Certain account transactions may be done         treated as a sale and a new purchase of
                      by telephone.                                    shares for federal income tax purposes.

                                                                       If the account is established in the
                                                                       shareholder's own name, shareholders may
                                                                       also exchange shares of Pioneer Growth
                                                                       Opportunities Fund for shares of other Pioneer
                                                                       Funds by telephone or online.
-----------------------------------------------------------------------------------------------------------------------------------
 Selling shares       Investor Class and Class A shares will be sold at net asset value per share next calculated after each Fund receives your request in good order.
-----------------------------------------------------------------------------------------------------------------------------------
                      You may sell your shares by contacting the       Normally, your investment firm will send your
                      Safeco Growth Opportunities Fund directly        request to sell shares to PIMSS. You can also
                      in writing or by contacting a financial          sell your shares by contacting the Fund
                      intermediary as described in the                 directly if your account is registered in
                      Fund's prospectus.                               your name.

                                                                       If the account is established in the
                                                                       shareholder's own name, shareholders
                                                                       may also redeem shares of Pioneer Growth
                                                                       Opportunities Fund by telephone or online.
-----------------------------------------------------------------------------------------------------------------------------------

Comparison of Principal Risks of Investing in the Funds

     Because each Fund has a similar investment objective, primary investment policies and strategies, the Funds are subject to the same principal risks. Even though each Fund seeks capital growth, you could lose money on your investment or not make as much as if you invested elsewhere if:

     o The stock market goes down (this risk factor may be greater in the short term)

     o    Growth stocks fall out of favor with investors

     o The Fund's investments do not have the growth potential originally expected

     o The Fund's shares may be subject to frequent and more significant changes in value than the stock market in general due to the volatility of some of the smaller companies in which it invests

     o During periods of market concern about inflation or deflation, some securities in which the Fund invests may become more volatile or decline in value

     Investing in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks may include:

     o    Inadequate financial information

     o    Smaller, less liquid and more volatile markets

     o    Political and economic upheavals

     The Fund also has risks associated with investing in small companies. Compared to large companies, small companies, and the market for their equity securities, are likely to:

     o Be more sensitive to changes in the economy, earnings results and investor expectations

     o    Have more limited product lines and capital resources

     o    Experience sharper swings in market values

     o    Be harder to sell at the times and prices Pioneer thinks appropriate

     o    Offer greater potential for gain or loss

     The Investor Class shares to be issued in the Reorganization will convert to Class A shares after two years. Class A shares will have higher expenses per share than Investor Class shares due to the Rule 12b-1 Plan. In addition, although Pioneer has agreed to limit the expenses attributable to Investor Class shares, Pioneer is not required to limit the expenses attributable to Class A shares.

Past Performance

     Set forth below is performance information for Safeco Growth Opportunities Fund. The bar chart shows how Safeco Growth Opportunities Fund's total return (not including any deduction for sales charges) has varied from year to year for each full calendar year. The table shows the average annual total return (before and after taxes) for Safeco Growth Opportunities Fund over time for each class of shares (including deductions for sales charges) compared with a broad-based securities market index. The bar chart gives an indication of the risks of investing in the Safeco Growth Opportunities Fund, including the fact that you could incur a loss and experience volatility of returns year to year. Past performance before and after taxes does not indicate future results. Since Pioneer Growth Opportunities Fund has not yet commenced investment operations, it has no prior performance.

              Safeco Growth Opportunities Fund -- Investor Class
                         Calendar Year Total Returns*

       [DATA BELOW IS REPRESENTED BY A BAR CHART IN THE ORIGINAL REPORT]

  '94     '95     '96     '97    '98    '99     '00     '01      '02     '03
-1.62   26.10   22.90   49.96   4.37   2.64   -4.16   22.03   -36.92   43.98

* During the period shown in the bar chart, your Safeco Fund's highest quarterly return was 34.64% for the quarter ended June 30, 2001, and the lowest quarterly return was -26.84% for the quarter ended September 30, 2002.

                       Safeco Growth Opportunities Fund
             Average Annual Total Returns As of December 31, 2003

---------------------------------------------------------------------------------------------------------
                                                                     1 Year      5 Years     10 Years
---------------------------------------------------------------------------------------------------------
 Safeco Growth Opportunities Fund, Class A Shares
---------------------------------------------------------------------------------------------------------
 Return Before Taxes                                                  35.37%       0.28%       9.23%
---------------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions(1)                               35.37%       0.28%       6.93%
---------------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions and Sale of Fund Shares(1)       22.99%       0.24%       6.62%
---------------------------------------------------------------------------------------------------------
 Safeco Growth Opportunities Fund, Class B Shares
---------------------------------------------------------------------------------------------------------
 Return Before Taxes                                                  37.64%       0.35%       9.38%
---------------------------------------------------------------------------------------------------------
 Safeco Growth Opportunities Fund, Class C Shares
---------------------------------------------------------------------------------------------------------
 Return Before Taxes                                                  41.64%       0.75%       9.28%
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
                                                                     1 Year      5 Years      10 Years
---------------------------------------------------------------------------------------------------------
 Safeco Growth Opportunities Fund, Investor Class Shares
---------------------------------------------------------------------------------------------------------
 Return Before Taxes                                                  43.98%       1.74%        10.03%
---------------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions(1)                               43.98%       1.74%         7.72%
---------------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions and Sale of Fund Shares(1)       28.59%       1.49%         7.34%
---------------------------------------------------------------------------------------------------------
 Russell 2000 Index(2)
  (reflects no deduction for fees, expenses or taxes)                 47.25%       7.13%         9.48%
---------------------------------------------------------------------------------------------------------

(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after- tax returns depend on your situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or IRA accounts, or to investors that are tax-exempt.

(2) The Russell 2000 Index, an unmanaged index of 2,000 small capitalization stocks, is for reference only and does not mirror the Fund's investments.

     The most recent portfolio manager's discussion of the Safeco Fund's performance is attached as Exhibit D.

The Funds' Fees and Expenses

     Shareholders of both Funds pay various fees and expenses, either directly or indirectly. The tables below show the fees and expenses that you would pay if you were to buy and hold shares of each Fund. The expenses in the table appearing below are based on (i) for your Safeco Fund, the expenses of your Safeco Fund for its fiscal year ended December 31, 2003 and (ii) for the Pioneer Growth Opportunities Fund, the estimated annual expenses of the Pioneer Growth Opportunities Fund. The Pioneer Growth Opportunities Fund's actual expenses may be greater or less.

                                                                            Safeco          Safeco
                                                                            Growth          Growth
                                                                        Opportunities   Opportunities
                                                                             Fund            Fund
                                                                           Class A         Class B
Shareholder transaction fees (paid directly from your investment)       -------------   -------------
Maximum sales charge (load) when you buy shares as a percentage
 of offering price ...................................................      5.75%(6)        None
Maximum deferred sales charge (load) as a percentage of purchase price or the amount you receive when you sell shares, whichever
 is less .............................................................      None            5.00%(7)
Redemption fees for shares held less than 30 days ....................      2.00%           None
Wire redemption fee ..................................................      $ 20(4)         $ 20(4)
Annual low balance fee ...............................................      $ 12(5)         $ 12(5)
Annual fund operating expenses (deducted from fund assets)
 (as a % of average net assets)
Management fee .......................................................      0.68%           0.68%
Distribution and service (12b-1) fee .................................      0.25%           1.00%
Other expenses .......................................................      1.45%           0.77%
Total fund operating expenses ........................................      2.38%           2.45%
Expense reimbursement/reduction ......................................      1.05%(2)        0.37%(2)
Net fund operating expenses ..........................................      1.33%           2.08%

                                                                                                           Pro Forma
                                                                                                            Pioneer
                                                                            Safeco          Safeco          Growth
                                                                            Growth          Growth       Opportunities
                                                                        Opportunities    Opportunities       Fund
                                                                             Fund            Fund          Investor
                                                                           Class C      Investor Class     Class (9)
Shareholder transaction fees (paid directly from your investment)      --------------- ---------------- --------------
Maximum sales charge (load) when you buy shares as a percentage
 of offering price ...................................................      None            None              None(1)
Maximum deferred sales charge (load) as a percentage of purchase price or the amount you receive when you sell shares, whichever
 is less .............................................................      1.00%(8)        None              None
Redemption fees for shares held less than 30 days ....................      None            2.00%             None
Wire redemption fee ..................................................      $ 20(4)         $ 20(4)           $ 10
Annual low balance fee ...............................................      $ 12(5)         $ 12(5)           None

Annual fund operating expenses (deducted from fund assets)
 (as a % of average net assets)
Management fee .......................................................       0.68%          0.68%             0.65%
Distribution and service (12b-1) fee .................................       1.00%          None              None
Other expenses .......................................................       0.80%          0.46%             0.32%
Total fund operating expenses ........................................       2.48%          1.14%             0.97%
Expense reimbursement/reduction ......................................       0.40%(2)       0.06%(2)          None(3)
Net fund operating expenses ..........................................       2.08%          1.08%             0.97%

----------
(1) No sales load will apply to shares received in the Reorganization by shareholders of your Safeco Fund who become shareholders of record of Pioneer Growth Opportunities Fund through the Reorganization. In addition, shareholders of your Safeco Fund who own shares in their own name as of the closing of the Reorganization (i.e., not in the name of a broker or other intermediary) or own shares in the name of an omnibus account provider that agrees with the Pioneer Fund to distinguish beneficial holders in the same manner and who maintain their accounts may purchase Class A shares of Pioneer Growth Opportunities Fund or of any fund in the Pioneer family of funds through such account in the future without paying a sales charge.

(2) As described above, SAM had contractually agreed to reimburse Safeco Growth Opportunities Fund for certain Fund operating expenses (but not all of the operating expenses of the Fund) that exceeded the rate of 0.40% per annum of the Fund's average daily net assets. This arrangement included all fund operating expenses except management fees, Rule 12b-1 fees, brokerage commissions, interest, and extraordinary expenses.

(3) Pioneer has agreed that through the second anniversary of the closing of the Reorganization, Pioneer will limit the expenses (excluding extraordinary expenses) of the Investor Class shares of Pioneer Growth Opportunities Fund to 1.05% of average daily net assets.

(4) There is a higher charge for international wire redemptions, which may vary by country or dollar amount.

(5) A low balance fee is charged once in year in December for accounts with balances under $1,000 in your Safeco Fund.

(6) Purchases of $1,000,000 or more of Class A shares of your Safeco Fund are not subject to a front-end sales charge, but a 1.00% deferred sales charge will apply to redemptions made in the first twelve months except with respect to participant-directed redemptions from qualified retirement plans.

(7) The contingent deferred sales charge on Class B shares of your Safeco Fund reduces to zero after six years from purchase, and the Class B shares convert to Class A shares at that time.

(8) The contingent deferred sales charge on Class C shares applies only to redemptions made in the first twelve months after purchase.

(9) The Investor Class shares to be issued in the Reorganization will convert to Class A shares after two years. Class A shares will have higher expenses per share than Investor Class shares due to the Rule 12b-1 Plan. In addition, although Pioneer has agreed to limit the expenses attributable to Investor Class shares, Pioneer is not required to limit the expenses attributable to Class A shares. Class A shares do not currently have an expense limitation and may be subject to higher total operating expenses.

     The hypothetical example below helps you compare the cost of investing in each Fund. It assumes that: (a) you invest $10,000 in each Fund for the time periods shown, (b) you reinvest all dividends and distributions, (c) your investment has a 5% return each year, (d) each Fund's and Pioneer Growth Opportunities Fund's gross operating expenses remain the same, (e) the expense limitations are in effect for five years for Safeco Growth Opportunities Fund and two years for Pioneer Growth Opportunities Fund and (f) and the Investor Class shares of Pioneer Growth Opportunities Fund convert to Class A shares after two years. The examples are for comparison purposes only and are not a representation of either Fund's actual expenses or returns, either past or future.

  Example
          SafecoGrowth Opportunities Fund
  Class A Shares
  Year 1 ..........             $  703
  Year 3 ..........             $  972
  Year 5 ..........             $1,262
  Year 10 .........             $2,696

                           With        Without
  Class B Shares        redemption    redemption
  Year 1 ..........       $  711       $   211
  Year 3 ..........       $  952       $   652
  Year 5 ..........       $1,319       $ 1,119
  Year 10 .........       $2,593       $ 2,593

                           With        Without
  Class C Shares        redemption    redemption
  Year 1 ..........       $  311        $  211
  Year 3 ..........       $  652        $  652
  Year 5 ..........       $1,119        $1,119
  Year 10 .........       $2,644        $2,644

  Investor Class Shares
  Year 1 .................................... $  110
  Year 3 .................................... $  343
  Year 5 .................................... $  595
  Year 10 ................................... $1,356

    Pro Forma Pioneer Growth Opportunities Fund

  Investor Class Shares
  Year 1 .................................... $   99
  Year 3 .................................... $  344
  Year 5 .................................... $  645
  Year 10 ................................... $1,499

Reasons for the Proposed Reorganization

     The Trustees believe that the proposed Reorganization is in the best interests of Safeco Growth Opportunities Fund. The Trustees considered the following matters, among others, in approving the proposal.

     First, SAM, the investment adviser to the Safeco Fund until August 2, 2004, was acquired by Symetra. Symetra informed the Trustees that it did not intend to continue to provide investment advisory services to the Safeco Funds. Consequently, a change in your Safeco Fund's investment adviser was necessary.

     Second, the resources of Pioneer. At June 30, 2004, Pioneer managed over 62 investment companies and accounts with approximately $35 billion in assets. Pioneer is part of the global asset management group of UniCredito Italiano S.p.A., one of the largest banking groups in Italy, providing investment management and financial services to mutual funds, institutions and other clients. As of June 30, 2004, assets under management of UniCredito Italiano S.p.A. were approximately $151 billion worldwide. Shareholders of your Safeco Fund would become part of a significantly larger family of funds that offers a more diverse array of investment options and enhanced shareholder account options. The Pioneer family of mutual funds offers over 62 funds, including domestic and international equity and fixed income funds and a money market fund that will be available to your Safeco Fund's shareholders through exchanges. In addition, Pioneer offers shareholders additional options for their accounts, including the ability to transact and exchange shares over the telephone or online and the ability to access account values and transaction history in all of the shareholder's direct accounts in the Pioneer Funds over the telephone or online.

     Third, Pioneer's commitment until the second anniversary of the Reorganization to limit the expenses (excluding extraordinary expenses) of the Investor Class of Pioneer Growth Opportunities Fund to 1.05% of average daily net assets. This expense ratio is no higher than both the gross expenses and expenses net of expense reimbursement of the Investor Class shares of your Safeco Fund. Although you will experience higher expenses once the Investor Class shares convert to Class A shares after two years, your expenses will remain the same until the second anniversary of the Reorganization.

     Fourth, shareholders who own shares in their name as of the closing of the Reorganization (i.e., not in the name of a broker or other intermediary) and maintain their account may purchase additional Class A shares of the corresponding Pioneer Fund through such account in the future or may exchange those shares for Class A shares of another Pioneer Fund or purchase Class A share of another Pioneer Fund without paying any sales charge.

     Fifth, the Investor Class shares of Pioneer Growth Opportunities Fund received in the Reorganization will provide Safeco Growth Opportunities Fund shareholders with exposure to substantially the same investment product as they currently have.

     Pioneer and Symetra will pay all out of pocket expenses of the Safeco Funds and the Pioneer Funds associated with the Reorganizations, including, but not limited to: (1) the expenses associated with the preparation, printing and mailing of any shareholder communications, including this joint Proxy Statement/Prospectus, and any filings with the SEC and other governmental authorities in connection with the Reorganizations; (2) the fees and expenses of any proxy solicitation firm retained in connection with the Reorganizations;
(3) the legal fees and expenses incurred by the Safeco Funds in connection with the Reorganizations; and (4) the Trustees' fees and out of pocket expenses incurred as a result of the Reorganizations.

     The Trustees also considered that Pioneer and Symetra will benefit from the Reorganization. See "Will Pioneer and Symetra Benefit from the Reorganizations."

     The Trustees of Pioneer Growth Opportunities Fund also considered that the Reorganization presents an excellent opportunity for the Pioneer Growth Opportunities Fund to acquire investment assets without the obligation to pay commissions or other transaction costs that a fund normally incurs when purchasing securities. This opportunity provides an economic benefit to Pioneer Growth Opportunities Fund and its shareholders.

                                CAPITALIZATION

     The following table sets forth the capitalization of each Fund, as of September 30, 2004, and the pro forma combined Fund as of September 30, 2004.

                                                                                   Pro Forma
                                        Safeco Growth       Pioneer Growth       Pioneer Growth
                                     Opportunities Fund   Opportunities Fund   Opportunities Fund
                                     September 30, 2004   September 30, 2004   September 30, 2004
                                    -------------------- -------------------- -------------------
  Total Net Assets (in thousands)          $515,288               N/A             $515,288
    Class A shares ................        $ 29,032               N/A                  N/A
    Class B shares ................        $  7,301               N/A                  N/A
    Class C shares ................        $    221               N/A                  N/A
    Investor Class shares .........        $478,733               N/A             $515,288

  Net Asset Value Per Share
    Class A shares ................        $  26.42               N/A                  N/A
    Class B shares ................        $  24.84               N/A                  N/A
    Class C shares ................        $  24.84               N/A                  N/A
    Investor Class shares .........        $  26.88               N/A              $ 26.88

  Shares Outstanding
    Class A shares ................       1,098,917               N/A                  N/A
    Class B shares ................         293,942               N/A                  N/A
    Class C shares ................           8,913               N/A                  N/A
    Investor Class shares .........      17,810,634               N/A           19,169,940

     It is impossible to predict how many shares of Pioneer Growth Opportunities Fund will actually be received and distributed by your Safeco Fund on the Reorganization date. The table should not be relied upon to determine the amount of Pioneer Growth Opportunities Fund's shares that will actually be received and distributed.

                     BOARD'S EVALUATION AND RECOMMENDATION

     For the reasons described above, the Trustees, including the Independent Trustees, approved the Reorganization. In particular, the Trustees determined that the Reorganization is in the best interests of your Safeco Fund. Similarly, the Board of Trustees of Pioneer Growth Opportunities Fund, including its Independent Trustees, approved the Reorganization. They also determined that the Reorganization is in the best interests of Pioneer Growth Opportunities Fund.

     The Trustees recommend that the shareholders of your Safeco Fund vote FOR the proposal to approve the Agreement and Plan of Reorganization.

                      Safeco International Stock Fund and
                       Pioneer International Equity Fund
                                 PROPOSAL 1(d)

               Approval of Agreement and Plan of Reorganization

                                    SUMMARY

     The following is a summary of more complete information appearing later in this Proxy Statement/Prospectus or incorporated herein. You should read carefully the entire Proxy Statement/Prospectus, including the form of Agreement and Plan of Reorganization attached as EXHIBIT A-1, because it contains details that are not in the summary.

     The Investor Class shares to be issued in the Reorganization will convert to Class A shares after two years. Class A shares will have higher expenses per share than Investor Class shares due to the Rule 12b-1 Plan. In addition, although Pioneer has agreed to limit the expenses attributable to Investor Class shares, Pioneer is not required to limit the expenses attributable to Class A shares.

     In the table below, if a row extends across the entire table, the policy disclosed applies to both your Safeco Fund and the Pioneer Fund.

Comparison of Safeco International Stock Fund to Pioneer International Equity
                                     Fund

-----------------------------------------------------------------------------------------------------------------------------------
                                     Safeco International Stock Fund                   Pioneer International Equity Fund
-----------------------------------------------------------------------------------------------------------------------------------
 Business                  A series of Safeco Common Stock Trust,              A diversified open-end management
                           a diversified open-end management                   investment company registered under the
                           investment company organized as a                   Investment Company Act and organized as
                           Delaware statutory trust.                           a Delaware statutory trust.
-----------------------------------------------------------------------------------------------------------------------------------
 Net assets as of          $37 million                                         $36 million
 June 30, 2004
-----------------------------------------------------------------------------------------------------------------------------------
 Investment advisers and   Investment adviser (until August 2, 2004):          Investment adviser:
 portfolio managers        SAM                                                 Pioneer

                           Investment sub-advisor (until August 2, 2004):      Portfolio Manager:
                           Bank of Ireland Asset Management Limited            Christopher Smart. Mr. Smart is supported by
                           ("Sub-adviser")                                     a team of portfolio managers and analysts.

                           Portfolio Managers (until August 2, 2004): The      Mr. Smart, Senior Vice President and Director
                           Fund is managed by a committee of portfolio         of International Investments, joined Pioneer in
                           managers at the Sub-adviser who are jointly         1995 as Director of Research of Pioneer First
                           and primarily responsible for the day-to-day        Investments, Moscow, Russia.
                           management of the Fund.

                           Currently Pioneer is acting as investment
                           adviser to Safeco International Stock Fund. The
                           Portfolio Manager of the Pioneer International
                           Equity Fund, as indicated in the next column,
                           currently manages your Safeco Fund.
-----------------------------------------------------------------------------------------------------------------------------------
 Investment objective      Safeco International Stock Fund seeks maximum       Pioneer International Equity Fund seeks
                           long-term total return (capital appreciation and    long-term capital growth.
                           income) by investing primarily in common
                           stocks of established non-U.S. companies.
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                     Safeco International Stock Fund                  Pioneer International Equity Fund
-----------------------------------------------------------------------------------------------------------------------------------
 Primary investments       Under normal market conditions, Safeco             Under normal market conditions, at least
                           International Stock Fund invests at least          80% of total assets (plus any borrowings for
                           80% of net assets (plus any borrowings for         investment purposes) are invested in equity
                           investment purposes) in stocks and at least        securities of non-U.S. issuers.
                           65% of its assets in securities issued by
                           companies domiciled in countries other than
                           the United States.
-----------------------------------------------------------------------------------------------------------------------------------
 Investment strategies     Safeco International Stock Fund uses a "value"     Pioneer International Equity Fund uses a
                           style of management. The sub-adviser that          balanced growth-value style of management
                           historically managed the Fund focused on           and seeks to invest in issuers with above
                           companies that are well established with a         average potential for earnings and revenue
                           durable business model and proven track            growth that are also trading at attractive
                           record of delivering earnings and dividends;       market valuations.
                           undervalued relative to their intrinsic value
                           and/or future growth potential; undervalued
                           when compared to their historic valuations,
                           to competitors, or to companies with similar
                           growth records; and liquid and readily traded
                           on established foreign exchanges.
-----------------------------------------------------------------------------------------------------------------------------------
 Other investments                                                            Pioneer International Equity Fund may
                                                                              invest up to 20% of its total assets in debt
                                                                              securities, cash and cash equivalents.
                                                                              Generally the Fund acquires debt securities
                                                                              that are investment grade, but the Fund may
                                                                              invest up to 5% of its net assets in below
                                                                              investment grade convertible debt securities.
-----------------------------------------------------------------------------------------------------------------------------------
 Temporary defensive       Safeco International Stock Fund may purchase       Pioneer International Equity Fund may invest
 strategies                as temporary investments for its cash:             all or part of its assets in securities with
                           commercial paper; certificates of deposit;         remaining maturities of less than one year,
                           shares of no-load, open-end money market           cash equivalents or may hold cash.
                           funds; repurchase agreements (subject to
                           restrictions on the Fund's investment in illiquid
                           securities), and other short-term investments.
-----------------------------------------------------------------------------------------------------------------------------------
 Diversification           Each Fund is diversified for the purpose of the Investment Company Act and each Fund is subject to diversification requirements under the Code.
-----------------------------------------------------------------------------------------------------------------------------------
 Industry concentration    Each Fund may not invest more than 25% of its assets in any one industry.
-----------------------------------------------------------------------------------------------------------------------------------
 Restricted and illiquid   If immediately after and as a result of such       Pioneer International Equity Fund may not
 securities                action the value of the following securities,      invest more than 15% of its net assets in
                           in the aggregate, would exceed 15% of              securities which are illiquid and other
                           the Fund's net assets, the Fund will not           securities which are not readily marketable.
                           (i) purchase securities for which there is no      Repurchase agreements maturing in more
                           readily available market, (ii) purchase time       than seven days will be included for purposes
                           deposits maturing in more than seven days,         of the foregoing limit. Securities subject to
                           (iii) purchase over-the-counter (OTC) options      restrictions on resale under the 1933 Act, are
                           or hold assets set aside to cover OTC options      considered illiquid unless they are eligible for
                           written by the Fund, (iv) enter into repurchase    resale pursuant to Rule 144A or another
                           agreements maturing in more than seven             exemption from the registration requirements
                           days, or (v) invest in interests in real estate    of the 1933 Act and are determined to be
                           investment trusts which are not readily            liquid by Pioneer.
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                   Safeco International Stock Fund                 Pioneer International Equity Fund
-----------------------------------------------------------------------------------------------------------------------------------
 Restricted and illiquid   marketable or interests in real estate limited     Pioneer International Equity Fund may
 securities (continued)    partnerships which are not listed or traded        not borrow money, except the Fund may:
                           on the NASDAQ Stock Market. Safeco                 (a) borrow from banks or through reverse
                           International Stock Fund may borrow money          repurchase agreements in an amount up to
                           (i) from banks or (ii) by engaging in reverse      331/3% of the Fund's total assets (including
                           repurchase agreements.                             the amount borrowed); (b) to the extent
                                                                              permitted by applicable law, borrow up to
                                                                              an additional 5% of the Fund's assets for
                                                                              temporary purposes; (c) obtain such
                                                                              short-term credits as are necessary for
                                                                              the clearance of portfolio transactions;
                                                                              (d) purchase securities on margin to the
                                                                              extent permitted by applicable law; and
                                                                              (e) engage in transactions in mortgage dollar
                                                                              rolls that are accounted for as financings.
-----------------------------------------------------------------------------------------------------------------------------------
 Lending                   Safeco International Stock Fund may lend           Pioneer International Equity Fund may lend
                           securities to qualified institutional investors    portfolio securities with a value that may not
                           with a value of up to 33% of the Fund's            exceed 33 1/3% of the value of its assets.
                           total assets.
-----------------------------------------------------------------------------------------------------------------------------------
 Derivative instruments    Safeco International Stock Fund may write          Pioneer International Equity Fund may use
                           put or call options if, as a result thereof, the   futures and options on securities, indices
                           aggregate value of the assets underlying all       and currencies, forward currency exchange
                           such options do not exceed 20% of the Fund's       contracts and other derivatives. The Fund
                           net assets.                                        does not use derivatives as a primary
                                                                              investment technique and generally limits
                           Safeco International Stock Fund may also           their use to hedging. However, the Fund may
                           purchase put or call options or options on         use derivatives for a variety of non-principal
                           futures contracts if, as a result thereof, the     purposes, including:
                           aggregate premiums paid on all options or
                           options on futures contracts held by the Fund      o As a hedge against adverse changes
                           do not exceed 20% of the Fund's net assets.          in stock market prices, interest rates
                                                                                or currency exchange rates
                           Safeco International Stock Fund may enter into     o As a substitute for purchasing or
                           any futures contracts or options on futures          selling securities
                           contracts if, as a result thereof, the aggregate   o To increase the Fund's return as a
                           margin deposits and premiums required on all         non-hedging strategy that may be
                           such instruments do not exceed 5% of the             considered speculative

                           Fund's net assets.
                           Safeco International Stock Fund may not
                           purchase securities on margin. However, the
                           Fund may (i) obtain short-term credits as
                           necessary to clear its purchases and sales of
                           securities, and (ii) make margin deposits in
                           connection with its use of financial options and
                           futures, forward and spot currency contracts,
                           swap transactions and other financial contracts
                           or derivative instruments.
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                     Safeco International Stock Fund                 Pioneer International Equity Fund
-----------------------------------------------------------------------------------------------------------------------------------
 Other investment policies and   As described above, the Funds have substantially similar principal investment
 restrictions                    strategies and policies. Certain of the non-principal investment policies and restrictions are different. For a more complete discussion of each Fund's other investment policies and fundamental and non-fundamental investment restrictions, see the SAI.
-----------------------------------------------------------------------------------------------------------------------------------
                                        Buying, Selling and Exchanging Shares
-----------------------------------------------------------------------------------------------------------------------------------
 Sales charges                   Purchases under $1,000,000 of Class A shares       The Investor Class shares of Pioneer
                                 of Safeco International Stock Fund are subject     International Equity Fund you receive in the
                                 to a 5.75% front-end sales charge.                 Reorganization will not be subject to any
                                                                                    sales charge. Moreover, if you own shares
                                 Contingent deferred sales charge of up to 5%       in your own name as of the closing of the
                                 if you redeem Class B shares within six years      Reorganization (i.e., not in the name of a
                                 of purchase.                                       broker or other intermediary) or own shares
                                                                                    in the name of an omnibus account provider
                                 Contingent deferred sales charge of 1% if you      as of the closing of the Reorganization that
                                 redeem Class C share within one year of            agrees with the Pioneer Fund to distinguish
                                 purchase.                                          beneficial holders in the same manner and
                                                                                    maintain your account, you may purchase
                                 Purchases of Investor Class shares of Safeco       Class A shares of Pioneer International Equity
                                 International Stock Fund are not subject to a      Fund and Class A shares of any fund in the
                                 sales load.                                        Pioneer family of funds through such account
                                                                                    in the future without paying any sales charge.
                                 Safeco International Stock Fund assesses a
                                 mandatory redemption fee of 2%, as a               Except as described above, Class A shares of
                                 percentage of the amount redeemed or               Pioneer International Equity Fund are subject
                                 exchanged, on Class A and Investor Class           to a front-end sales charge of up to 5.75%.
                                 shares held less than 30 days.
-----------------------------------------------------------------------------------------------------------------------------------
 Management and other fees       Safeco International Stock Fund pays an            Pioneer International Equity Fund pays Pioneer
                                 advisory fee on a monthly basis at an annual       a management fee equal to Pioneer's annual
                                 rate as follows:                                   fee is equal to:
                                 $0-$250,000,000:              1.00 of 1%
                                 $250,000,001-$750,000,000:    0.90 of 1%           1.00% of average daily net assets up to
                                 Over $750,000,000:            0.80 of 1%             $300 million;
                                                                                    0.85% of the next $200 million;
                                 SAM serves as administrator and fund               0.75% on assets over $500 million.
                                 accounting agent for Safeco International Stock
                                 Fund. The Fund pays SAM an administrative          During its most recent fiscal year, Pioneer
                                 services fee of 0.05% of the Fund's average        International Equity Fund paid an advisory fee
                                 daily net assets up to the first $200,000,000      at an average rate of 1.00% of average daily
                                 and 0.01% of its net assets thereafter, and an     net assets.
                                 accounting fee of 0.04% of the Fund's average
                                 daily net assets up to the first $200,000,000      In addition, Pioneer International Equity
                                 and 0.01% of its net assets thereafter.            Fund reimburses Pioneer for certain fund
                                                                                    accounting and legal expenses incurred
                                 During its most recent fiscal year, Safeco         on behalf of the Fund and pays a separate
                                 International Stock Fund paid aggregate            shareholder servicing/transfer agency fee to
                                 advisory and administration fees at an average     PIMSS, an affiliate of Pioneer.
                                 rate of 1.09% of average daily net assets.
                                                                                    For the fiscal year ended March 31, 2004,
                                 SAM had contractually agreed until April 30,       Pioneer International Equity Fund's total
                                 2009, to pay certain fund operating expenses       annual operating expenses for Class A shares
                                 (but not all of the operating expenses of the      were 2.80%. Pursuant to an expense limitation
                                 Safeco International Stock Fund) that exceeded     agreement in effect until August 31, 2005, the
                                 the rate of 0.40% per annum of the Fund's          net expenses for Class A shares were 1.75%.
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                   Safeco International Stock Fund                   Pioneer International Equity Fund
-----------------------------------------------------------------------------------------------------------------------------------
 Management and             average daily net assets. This arrangement        There can be no assurance that Pioneer will
 other fees (continued)     included all Fund operating expenses except       extend the expense limitation for its Class A
                            management fees, Rule 12b-1 fees,                 shares after August 31, 2005.
                            brokerage commissions, interest, and
                            extraordinary expenses.                           Pioneer has agreed until the second
                                                                              anniversary of the closing of the
                            For the fiscal year ended December 31, 2003,      Reorganization to limit the expenses
                            Safeco International Stock Fund's annual          (excluding extraordinary expenses) of the
                            operating expenses for the Class A shares,        Investor Class to 1.40% of the average daily
                            after giving effect to the expense limitation     net assets attributable to the Investor Class.
                            were 1.65%, and without giving effect to the
                            expense limitation, were 2.49%.                   The Investor Class shares to be issued in the
                                                                              Reorganization will convert to Class A shares
                            For the fiscal year ended December 31, 2003,      after two years. Class A shares will have
                            Safeco International Stock Fund's annual          higher expenses per share than Investor
                            operating expenses for the Class B shares,        Class shares due to the Rule 12b-1 Plan. In
                            after giving effect to the expense limitation     addition, although Pioneer has agreed to limit
                            were 2.40%, and without giving effect to the      the expenses attributable to Investor Class
                            expense limitation, were 4.16%.                   shares, Pioneer is not required to extend the
                                                                              current expense limitation agreement for its
                            For the fiscal year ended December 31, 2003,      Class A shares after August 31, 2005.
                            Safeco International Stock Fund's annual
                            operating expenses for the Advisor Class C
                            shares, after giving effect to the expense
                            limitation were 2.40%, and without giving
                            effect to the expense limitation, were 3.29%.

                            For the fiscal year ended December 31, 2003, Safeco International Stock Fund's annual net operating expenses for the Institutional Class shares, after giving effect to the contractual expense limitation were 1.40%, and without giving effect to the expense limitation were 2.43%. Beginning in 2003, SAM also began voluntarily reimbursing all expenses of the Institutional Class that exceeded 1.10%.

                            For the fiscal year ended December 31, 2003,
                            Safeco International Stock Fund's annual
                            operating expenses for the Investor Class,
                            after giving effect to the expense limitation
                            were 1.40%, and without giving effect to the
                            expense limitation, were 2.19%.
-----------------------------------------------------------------------------------------------------------------------------------
 Distribution and service   Investor Class shares of each Fund are not subject to a Rule 12b-1 fee. Pioneer Investor Class
 (12b-1) fee                shares will convert into Class A shares after two years. Class A shares of each Fund are subject to a Rule 12b-1 fee equal to 0.25% annually of average daily net assets.
-----------------------------------------------------------------------------------------------------------------------------------
 Buying shares              You may buy shares of Safeco International        You may buy shares from any investment firm
                            Stock Fund directly through Safeco Securities,    that has a sales agreement with PFD, Pioneer
                            the Fund's principal underwriter or through       International Equity Fund's distributor. Existing
                            brokers, registered investment advisers, banks    shareholders of Safeco International Stock
                            and other financial institutions that have        Fund who own shares in their own name as
                            entered into selling agreements with the Fund's   of the closing of the Reorganization (i.e. not in
                            principal underwriter, as described in the        the name of a broker or other intermediary) or
                            Fund's prospectus.                                own shares in the name of an omnibus
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                             Safeco International Stock Fund                Pioneer International Equity Fund
-----------------------------------------------------------------------------------------------------------------------------------
 Buying shares        Institutional Class shares have a minimum        account provider as of the closing of the
 (continued)          investment amount of $250,000.                   Reorganization that agrees with the Pioneer
                                                                       Fund to distinguish beneficial holders in
                      Certain account transactions may be done         the same manner and who maintain their
                      by telephone.                                    accounts may buy shares of any Fund in
                                                                       the Pioneer family of funds through such
                                                                       accounts in the future without paying
                                                                       sales charges.

                                                                       If the account is established in the
                                                                       shareholder's own name, shareholders may
                                                                       also purchase additional shares of Pioneer
                                                                       International Equity Fund by telephone
                                                                       or online.
-----------------------------------------------------------------------------------------------------------------------------------
 Exchange privilege   There are no sales charges on shares you         You may exchange shares of Pioneer
                      acquire through dividend reinvestment or other   International Equity Fund without incurring
                      fund distributions or for shares that you have   any fee on the exchange with the more than
                      exchanged for equivalent shares of another       62 other Pioneer Funds. Your exchange would
                      Fund. A 2% redemption fee will be assessed       be for Class A shares, which would be subject
                      on the value of exchanged shares that are held   to Rule 12b-1 fees. An exchange generally
                      less than 30 days in the Safeco International    is treated as a sale and a new purchase of
                      Stock Fund.                                      shares for federal income tax purposes.

                      Certain account transactions may be done         If the account is established in the
                      by telephone.                                    shareholder's own name, shareholders may
                                                                       also exchange shares of Pioneer International
                                                                       Equity Fund for shares of other Pioneer Funds
                                                                       by telephone or online.
-----------------------------------------------------------------------------------------------------------------------------------
 Selling shares       Each class of shares will be sold at the net asset value per share next calculated after the Fund receives your request in good order.
-----------------------------------------------------------------------------------------------------------------------------------
                      You may sell your shares by contacting the       Normally, your investment firm will send
                      Fund directly in writing or by contacting a      your request to sell shares to PIMSS. You
                      financial intermediary as described in the       can also sell your shares by contacting the
                      Safeco International Stock Fund's prospectus.    Fund directly if your account is registered in
                                                                       your name.

                                                                       If the account is established in the
                                                                       shareholder's own name, shareholders may
                                                                       also redeem shares of Pioneer International
                                                                       Equity Fund by telephone or online.
-----------------------------------------------------------------------------------------------------------------------------------

Comparison of Principal Risks of Investing in the Funds

     Because each Fund has a similar investment objective, primary investment policies and strategies, the Funds are subject to the same principal risks. You could lose money on your investment in either Fund or not make as much as if you invested elsewhere if:

     o The non-U.S. stock markets go down or perform poorly relative to other investments (this risk may be greater in the short term)

     o Equity securities of non-U.S. issuers or growth stocks fall out of favor with investors

     o The Fund's investments do not have the growth potential originally expected

     Investing in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. Some of these risks do not apply to larger, more developed markets. These risks are more pronounced to the extent the Fund invests in issuers in countries with emerging markets or if the fund invests significantly in one country. These risks may include:

     o Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices

     o Many non-U.S. markets are smaller, less liquid and more volatile. In a changing market, Pioneer may not be able to sell the Fund's portfolio securities at times, in amounts and at prices it considers reasonable

     o Adverse effect of currency exchange rates or controls on the value of the Fund's investments

     o The economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession

     o Economic, political and social developments may adversely affect the securities markets

     o    Withholding and other non-U.S. taxes may decrease the Fund's return

     Investments in the Funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money by investing in either Fund.

     The Investor Class Shares to be issued in the Reorganization will convert to Class A shares after two years. Class A shares will have higher expenses per share than Investor Class Shares due to the Rule 12b-1 Plan. In addition, although Pioneer has agreed to limit the expenses attributable to Investor Class shares, Pioneer is not required to limit the expenses attributable to Class A shares. The current expense limitation agreement for Class A shares is in effect until August 31, 2005. There can be no assurance that Pioneer will extend the expense limitation agreement for its Class A shares after August 31, 2005.

Past Performance

     Set forth below is performance information for each Fund. The bar charts show how each Fund's total return (not including any deduction for sales charges) has varied from year to year for each full calendar year. The tables show average annual total return (before and after taxes) for each Fund over time for each class of shares (including deductions for sales charges) compared with a broad-based securities market index. The bar charts give an indication of the risks of investing in each Fund, including the fact that you could incur a loss and experience volatility of returns year to year. Past performance before and after taxes does not indicate future results.

               Safeco International Stock Fund -- Investor Class
                         Calendar Year Total Returns*

       [DATA BELOW IS REPRESENTED BY A BAR CHART IN THE ORIGINAL REPORT]

           '97     '98     '99      '00       '01       '02      '03
          4.55   14.26   29.00   -10.95    -24.30    -19.12    27.74

* During the period shown in the bar chart, your Safeco Fund's highest quarterly return was 19.79% for the quarter ended December 31, 1999, and the lowest quarterly return was -21.14% for the quarter ended September 30, 2002.

              Pioneer International Equity Fund -- Class A Shares
                         Calendar Year Total Returns*

       [DATA BELOW IS REPRESENTED BY A BAR CHART IN THE ORIGINAL REPORT]

            '97     '98     '99      '00      '01      '02      '03
           5.81    7.40   41.19   -17.87   -19.28   -19.61    32.29

* During the period shown in the bar chart, since the Fund's inception on October 31, 1996, Pioneer International Equity Fund's highest quarterly return was 29.50% for the quarter ended December 31, 1999, and the lowest quarterly return was -21.25% for the quarter ended September 30, 2002.

                       Safeco International Stock Fund*
             Average Annual Total Returns as of December 31, 2003

------------------------------------------------------------------------------------------------------------
                                                                                                  Since
                                                                     1 Year       5 Years      Inception(1)
------------------------------------------------------------------------------------------------------------
 Safeco International Stock Fund, Class A Shares*
------------------------------------------------------------------------------------------------------------
 Return Before Taxes                                                  20.18%        -3.53%        1.56%
------------------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions(2)                               19.98%        -4.02%        1.08%
------------------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions and Sale of Fund Shares(2)       13.39%        -3.14%        1.12%
------------------------------------------------------------------------------------------------------------
 Safeco International Stock Fund, Class B Shares*
------------------------------------------------------------------------------------------------------------
 Return Before Taxes                                                  21.41%        -3.49%        1.71%
------------------------------------------------------------------------------------------------------------
 Safeco International Stock Fund, Class C Shares*
------------------------------------------------------------------------------------------------------------
 Return Before Taxes                                                  25.38%        -3.15%        1.57%
------------------------------------------------------------------------------------------------------------
 Safeco International Stock Fund, Institutional Class Shares
------------------------------------------------------------------------------------------------------------
 Return Before Taxes                                                  27.99%        -2.07%        2.64%
------------------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions(2)                               27.74%        -2.56%        2.13%
------------------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions and Sale of Fund Shares(2)       18.19%        -1.92%        2.04%
------------------------------------------------------------------------------------------------------------
 Safeco International Stock Fund, Investor Class Shares
------------------------------------------------------------------------------------------------------------
 Return Before Taxes                                                  27.74%        -2.11%        2.61%
------------------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions(2)                               27.51%        -2.60%        2.11%
------------------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions and Sale of Fund Shares(2)       18.34%        -1.93%        2.03%
------------------------------------------------------------------------------------------------------------
 MSCI EAFE Index(3)
  (reflects no deduction for fees, expenses or taxes)                 38.59%        -0.05%        3.29%
------------------------------------------------------------------------------------------------------------

* Returns for Class A, Class B and Class C shares have not been restated to reflect Rule 12b-1 fees prior to September 30, 1996, and would be lower if they were.

(1)  The Fund commenced operations on January 31, 1996.

(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or IRA accounts, or to investors that are tax-exempt.

(3) The MSCI EAFE Index (Morgan Stanley Capital International Europe, Australasia, Far East Index), an unmanaged index comprised of 21 developed equity markets outside of North America, is for reference only and does not mirror the Fund's investments.

              Pioneer International Equity Fund -- Class A Shares
             Average Annual Total Returns as of December 31, 2003

---------------------------------------------------------------------------------------------------------------
                                                                                                 Since
                                                                     1 Year       5 Years      Inception(1)
---------------------------------------------------------------------------------------------------------------
 Pioneer International Equity Fund, Class A Shares
---------------------------------------------------------------------------------------------------------------
 Return Before Taxes                                                  24.69%        -1.27%        1.98%
---------------------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions(2)                               24.69%        -1.54%        1.71%
---------------------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions and Sale of Fund Shares(2)       16.05%        -1.12%        1.62%
---------------------------------------------------------------------------------------------------------------
 MSCI EAFE Index(3)
  (reflects no deduction for fees, expenses or taxes)                 38.59%        -0.05%        3.56%
---------------------------------------------------------------------------------------------------------------

(1)  The Fund commenced operations on October 31, 1996.

(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or IRA accounts, or to investors that are tax-exempt.

(3) The MSCI EAFE Index (Morgan Stanley Capital International Europe, Australasia, Far East Index), an unmanaged index comprised of 21 developed equity markets outside of North America, is for reference only, and does not mirror the Fund's investments.

     Pioneer International Equity Fund's Investor Class shares will not be outstanding prior to the closing of the Reorganization and consequently have no performance history. However, the performance record of the Investor Class would be modestly higher than the performance of Class A shares due to the lower expenses applicable to the Investor Class.

     The most recent portfolio manager's discussion of each Fund's performance is attached as Exhibit D.

The Funds' Fees and Expenses

     Shareholders of both Funds pay various fees and expenses, either directly or indirectly. The tables below show the fees and expenses that you would pay if you were to buy and hold shares of each Fund. The expenses in the tables appearing below are based on (i) for your Safeco Fund, the expenses of your Safeco Fund for the period ended December 31, 2003 and (ii) for Pioneer International Equity Fund, the expenses of Pioneer International Equity Fund for the period ended December 31, 2003. Future expenses for all share classes may be greater or less.

                                                                Safeco          Safeco          Safeco
                                                            International   International   International
                                                              Stock Fund      Stock Fund      Stock Fund
Shareholder transaction fees                                   Class A         Class B         Class C
 (paid directly from your investment)                      --------------- --------------- ---------------
Maximum sales charge (load) when you buy shares
 as a percentage of offering price .......................      5.75%(6)        None              None
Maximum deferred sales charge (load) as a
 percentage of purchase price or the amount you
 receive when you sell shares, whichever is less .........      None            5.00%(7)          1.00%(8)
Redemption fees for shares held less than 30 days ........      2.00%           None              None
Wire redemption fee ......................................      $ 20(4)         $ 20(4)           $ 20(4)
Annual low balance fee ...................................      $ 12(5)         $ 12(5)           $ 12(5)

Annual fund operating expenses
 (deducted from fund assets)
 (as a percentage of average net assets)
Management fee ...........................................      1.00%           1.00%             1.00%
Distribution and service (12b-1) fee .....................      0.25%           1.00%             1.00%
Other expenses ...........................................      1.24%           2.16%             1.29%
Total fund operating expenses ............................      2.49%           4.16%             3.29%
Expense reimbursement/reduction ..........................      0.84%(2)        1.76%(2)          0.89%(2)
Net fund operating expenses ..............................      1.65%           2.40%             2.40%

                                                                                                      Pro Forma
                                                                   Safeco             Safeco           Pioneer
                                                            International Stock    International    International
                                                             Fund Institutional     Stock Fund       Equity Fund
Shareholder transaction fees                                       Class          Investor Class   Investor Class(9)
 (paid directly from your investment)                      --------------------- ---------------- ----------------
Maximum sales charge (load) when you buy shares
 as a percentage of offering price .......................          None                None              None(1)
Maximum deferred sales charge (load) as a
 percentage of purchase price or the amount you
 receive when you sell shares, whichever is less .........          None                None              None
Redemption fees for shares held less than 30 days ........          2.00%               2.00%             2.00%
Wire redemption fee ......................................          $ 20(4)             $ 20(4)           $ 10
Annual low balance fee ...................................          $ 12(5)             $ 12(5)            N/A

Annual fund operating expenses
 (deducted from fund assets)
 (as a percentage of average net assets)
Management fee ...........................................          1.00%               1.00%             1.00%
Distribution and service (12b-1) fee .....................          None                None              None
Other expenses ...........................................          1.43%               1.19%             0.76%
Total fund operating expenses ............................          2.43%               2.19%             1.76%
Expense reimbursement/reduction ..........................          1.03%(2)            0.79%(2)          0.36%(3)
Net fund operating expenses ..............................          1.40%               1.40%             1.40%

----------
(1) No sales load will apply to shares received in the Reorganization by shareholders of your Safeco Fund who become shareholders of record of Pioneer International Equity Fund through the Reorganization. In addition, shareholders of your Safeco Fund who own shares in their own name as of the closing of the Reorganization (i.e., not in the name of a broker or other intermediary) or own shares in the name of an omnibus account provider that agrees with the Pioneer Fund to distinguish beneficial holders in the same manner and who maintain their accounts may purchase Class A shares of Pioneer International Equity Fund or of any fund in the Pioneer family of funds through such account in the future without paying a sales charge.

(2) As described above, SAM had contractually agreed to reimburse Safeco International Stock Fund for certain Fund operating expenses (but not all of the operating expenses of the Fund) that exceeded the rate of 0.40% per annum of the Fund's average daily net assets. This arrangement included all fund operating expenses except management fees, Rule 12b-1 fees, brokerage commissions, interest, and extraordinary expenses. In 2003, SAM additionally began voluntarily reimbursing the Fund to the extent that the total expenses of the Institutional Class exceeded the rate of 1.10% per annum of the Fund's average daily net assets for Institutional Class. The above table reflects "contractual" expense reimbursements from SAM, if any, but does not reflect "voluntary" expense reimbursements by SAM.

(3) Pioneer has agreed that through the second anniversary of the closing of the Reorganization, Pioneer will limit the expenses (excluding extraordinary expenses) of the Investor Class shares of Pioneer International Equity Fund to 1.40% of average daily net assets.

(4) There is a higher charge for international wire redemptions, which may vary by country or dollar amount.

(5) A low balance fee is charged once each year in December for accounts with balances under $1,000 in your Safeco Fund.

(6) Purchases of $1,000,000 or more of Class A shares of your Safeco Fund are not subject to a front-end sales charge, but a 1.00% deferred sales charge will apply to redemptions mad in the first twelve months except with respect to participant-directed redemptions from qualified retirement plans.

(7) The contingent deferred sales charge on Class B shares of your Safeco Fund reduces to zero after six years from purchase, and the Class B shares covert to Class A shares at that time.

(8) The contingent deferred sales charge on Class C shares applies only to redemptions made in the first twelve months after purchase.

     The hypothetical example below helps you compare the cost of investing in each Fund. It assumes that: (a) you invest $10,000 in each Fund for the time periods shown, (b) you reinvest all dividends and distributions, (c) your investment has a 5% return each year, (d) each Fund's gross operating expenses remain the same, (e) the expense limitations are in effect for five years for Safeco International Stock Fund and two years for Pioneer International Equity Fund and (f) and the Investor Class shares of Pioneer International Equity Fund convert to Class A shares after two years, without giving effect to any expense limitation upon conversion. The examples are for comparison purposes only and are not a representation of either Fund's actual expenses or returns, either past or future.

  Example
              Safeco International Stock Fund
Class A Shares
  Year 1 ...................               $  733
  Year 3 ...................               $1,065
  Year 5 ...................               $1,420
  Year 10 ..................               $2,893

                                     With         Without
Class B Shares                    Redemption    Redemption
  Year 1 ...................       $  743        $  243
  Year 3 ...................       $1,048        $  748
  Year 5 ...................       $1,480        $1,280
  Year 10 ..................       $2,956        $2,956

                                    With         Without
Class C Shares                   Redemption    Redemption
  Year 1 ...................       $  343        $  243
  Year 3 ...................       $  748        $  748
  Year 5 ...................       $1,280        $1,280
  Year 10 ..................       $3,232        $3,232

Institutional Class Shares
  Year 1 ...................               $  143
  Year 3 ...................               $  443
  Year 5 ...................               $  766
  Year 10 ..................               $2,168

Investor Class Shares
  Year 1 ...................               $  143
  Year 3 ...................               $  443
  Year 5 ...................               $  766
  Year 10 ..................               $2,168

  Pro Forma Pioneer International Equity Fund

Investor Class Shares
  Year 1 ...................               $  143
  Year 3 ...................               $  565
  Year 5 ...................               $1,134
  Year 10 ..................               $2,686

Reasons for the Proposed Reorganization

     The Trustees believe that the proposed Reorganization is in the best interests of Safeco International Stock Fund. The Trustees considered the following matters, among others, in approving the proposal.

     First, SAM, the investment adviser to the Safeco Fund until August 2, 2004, was acquired by Symetra. Symetra informed the Trustees that it did not intend to continue to provide investment advisory services to the Safeco Funds. Consequently, a change in your Safeco Fund's investment management was necessary.

     Second, the resources of Pioneer. At June 30, 2004, Pioneer managed over 62 investment companies and accounts with approximately $35 billion in assets. Pioneer is part of the global asset management group of UniCredito Italiano S.p.A., one of the largest banking groups in Italy, providing investment management and financial services to mutual funds, institutions and other clients. As of June 30, 2004, assets under management of UniCredito Italiano S.p.A. were approximately $151 billion worldwide. Shareholders of your Safeco Fund would become part of a significantly larger family of funds that offers a more diverse array of investment options and enhanced shareholder account options. The Pioneer family of mutual funds offers over 62 funds, including domestic and international equity and fixed income funds and a money market fund that will be available to your Safeco Fund's shareholders through exchanges. In addition, Pioneer offers shareholders additional options for their accounts, including the ability to transact and exchange shares over the telephone or online and the ability to access account values and transaction history in all of the shareholder's direct accounts in the Pioneer Funds over the telephone or online.

     Third, Pioneer's commitment until the second anniversary of the Reorganization to limit the expenses (excluding extraordinary expenses) of the Investor Class of Pioneer International Equity Fund to 1.40% of average daily net assets. The estimated expenses of the Investor Class of Pioneer International Equity Fund are lower than or equal to both the gross and net expenses after contractual reimbursements of each class of shares of your Safeco Fund.

     Fourth, shareholders who own shares in their name as of the closing of the Reorganization (i.e., not in the name of a broker or other intermediary) and maintain their account may purchase additional Class A shares of the corresponding Pioneer Fund through such account in the future or may exchange those shares for Class A shares of another Pioneer Fund or purchase Class A share of another Pioneer Fund without paying any sales charge.

     Fifth, the Investor Class shares of Pioneer International Equity Fund received in the Reorganization will provide Safeco International Stock Fund shareholders with exposure to substantially the same investment product as they currently have.

     Pioneer and Symetra will pay all out of pocket expenses of the Safeco Funds and the Pioneer Funds associated with the Reorganizations, including, but not limited to: (1) the expenses associated with the preparation, printing and mailing of any shareholder communications, including this joint Proxy Statement/Prospectus, and any filings with the SEC and other governmental authorities in connection with the Reorganizations; (2) the fees and expenses of any proxy solicitation firm retained in connection with the Reorganizations;
(3) the legal fees and expenses incurred by the Safeco Funds in connection with the Reorganizations; and (4) the Trustees' fees and out of pocket expenses incurred as a result of the Reorganizations.

     The Trustees also considered that Pioneer and Symetra will benefit from the Reorganization. See "Will Pioneer and Symetra Benefit from the Reorganizations."

     The Board of Trustees of Pioneer International Equity Fund also considered that the Reorganization presents an excellent opportunity for the Pioneer International Equity Fund to acquire investment assets without the obligation to pay commissions or other transaction costs that a fund normally incurs when purchasing securities. This opportunity provides an economic benefit to Pioneer International Equity Fund and its shareholders.

                                CAPITALIZATION

     The following table sets forth the capitalization of each Fund as of March 31, 2004, and the pro forma combined Fund as of March 31, 2004.

                                                                                   Pro Forma
                                               Safeco             Pioneer           Pioneer
                                            International      International     International
                                             Stock Fund         Equity Fund       Equity Fund
                                           March 31, 2004     March 31, 2004     March 31, 2004
                                          ----------------   ----------------   ---------------
 Total Net Assets (in thousands)               $36,968            $30,572            $67,540
   Class A shares .....................        $ 1,417            $18,345            $18,345
   Class B shares .....................        $   716            $ 8,575            $ 8,575
   Class C shares .....................        $   103            $ 3,652            $ 3,652
   Institutional Class shares .........        $ 9,043                N/A                N/A
   Investor Class shares ..............        $25,689                N/A            $36,968

 Net Asset Value Per Share
   Class A shares .....................        $ 10.82            $ 17.55            $ 17.55
   Class B shares .....................        $ 10.57            $ 16.41            $ 16.41
   Class C shares .....................        $ 10.58            $ 16.21            $ 16.21
   Institutional Class shares .........        $ 11.02                N/A                N/A
   Investor Class shares ..............        $ 10.92                N/A            $ 17.55

 Shares Outstanding
   Class A shares .....................        131,004          1,045,193          1,045,193
   Class B shares .....................         67,765            522,503            522,503
   Class C shares .....................          9,689            225,379            225,379
   Institutional Class shares .........        820,220                N/A                N/A
   Investor Class shares ..............      2,351,852                N/A          2,106,439

     It is impossible to predict how many shares of Pioneer International Equity Fund will actually be received and distributed by your Safeco Fund on the Reorganization date. The table should not be relied upon to determine the amount of Pioneer International Equity Fund's shares that will actually be received and distributed.

                     BOARD'S EVALUATION AND RECOMMENDATION

     For the reasons described above, the Trustees, including the Independent Trustees, approved the Reorganization. In particular, the Trustees determined that the Reorganization is in the best interests of your Safeco Fund. Similarly, the Board of Trustees of Pioneer International Equity Fund, including its Independent Trustees, approved the Reorganization. They also determined that the Reorganization is in the best interests of Pioneer International Equity Fund.

     The Trustees recommend that the shareholders of your Safeco Fund vote FOR the proposal to approve the Agreement and Plan of Reorganization.

                       Safeco Large-Cap Growth Fund and
                             Pioneer Growth Shares
                                 PROPOSAL 1(e)

               Approval of Agreement and Plan of Reorganization

                                    SUMMARY

     The following is a summary of more complete information appearing later in this Proxy Statement/Prospectus or incorporated herein. You should read carefully the entire Proxy Statement/Prospectus, including the form of Agreement and Plan of Reorganization attached as EXHIBIT A-1, because it contains details that are not in the summary.

     The Investor Class shares to be issued in the Reorganization will convert to Class A shares after two years. Class A shares will have a higher expenses per share than Investor Class shares due to the Rule 12b-1 Plan. In addition, although Pioneer has agreed to limit the expenses attributable to Investor Class shares, Pioneer is not required to limit the expenses attributable to Class A shares.

     In the table below, if a row extends across the entire table, the policy disclosed applies to both your Safeco Fund and the Pioneer Fund.

      Comparison of Safeco Large-Cap Growth Fund to Pioneer Growth Shares

-----------------------------------------------------------------------------------------------------------------------------------
                                    Safeco Large-Cap Growth Fund                        Pioneer Growth Shares
-----------------------------------------------------------------------------------------------------------------------------------
 Business                  A series of Safeco Common Stock Trust,         A diversified open-end management
                           a diversified open-end management              investment company registered under the
                           investment company organized as a              Investment Company Act organized as a
                           Delaware statutory trust.                      Delaware statutory trust.
-----------------------------------------------------------------------------------------------------------------------------------
 Net assets as of          $7 million                                     $732 million
 June 30, 2004
-----------------------------------------------------------------------------------------------------------------------------------
 Investment advisers and   Investment adviser (until August 2, 2004):     Investment adviser:
 portfolio managers        SAM                                            Pioneer

                           Sub-adviser (until August 2, 2004):            Portfolio Manager:
                           RCM Capital Management LLC ("Sub-adviser")     Christopher M. Galizio
                           is responsible for the day-to-day management
                           of Safeco Large-Cap Growth Fund.               Mr. Galizio is a vice president and joined
                                                                          Pioneer in 1994.
                           Portfolio Managers:
                           Seth A. Reicher (joined Sub-adviser in 1993)
                           Peter A. Goetz (joined Sub-adviser in 1999)

                           Currently Pioneer is acting as investment
                           adviser to Safeco Large-Cap Growth Fund. The
                           Portfolio Manager of Pioneer Growth Shares,
                           as indicated in the next column, currently
                           manages your Safeco Fund.
-----------------------------------------------------------------------------------------------------------------------------------
 Investment objective      Safeco Large-Cap Growth Fund seeks long-       Pioneer Growth Shares seeks capital
                           term growth of capital.                        appreciation primarily through equity
                                                                          securities of large-cap U.S. companies
                                                                          believed to have better-than-average
                                                                          earnings potential.
-----------------------------------------------------------------------------------------------------------------------------------
 Primary investments       Under normal market conditions, Safeco         Under normal market conditions, Pioneer
                           Large-Cap Growth Fund invests at least 80%     Growth Shares invests primarily in equity
                           of its net assets (plus any borrowings for     securities of U.S. issuers. For purposes of the
                           investment purposes) in equity and equity-     Fund's investment policies, equity securities
                           related securities of companies whose total    include common stocks, convertible debt and
                           market capitalization at the time of the       other equity instruments, such as depositary
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                   Safeco Large-Cap Growth Fund                           Pioneer Growth Shares
-----------------------------------------------------------------------------------------------------------------------------------
 Primary investments      investment is within the range of market           receipts, warrants, rights, interests in real
 (continued)              capitalizations of companies included in the       estate investment trusts ("REITs") and
                          Russell 1000 Growth Index.                         preferred stocks.
-----------------------------------------------------------------------------------------------------------------------------------
 Investment strategies    Safeco Large-Cap Growth Fund uses a                Pioneer Growth Shares uses a "growth"
                          "growth" style of management. The Sub-             style and seeks to invest in issuers with
                          adviser historically has aimed to generate         above average potential for earnings and
                          positive returns over a full market cycle by       revenue growth.
                          investing in companies that show long-term
                          sustainable growth in revenue, earnings and/or     Factors Pioneer looks for in selecting
                          cash flow.                                         investments include:

                          The Sub-adviser considered factors such as:        o companies with experienced management
                                                                               teams, strong market positions and the
                          o the strength of the company's balance sheet;       potential to support above average
                          o the quality of the management team;                earnings growth;
                          o products or services that differentiate the      o a sustainable competitive advantage,
                            company from its competitors;                      such as a brand name, customer base,
                          o the company's commitment to research and           proprietary technology or economies of
                            development; and                                   scale; and
                          o ongoing new products and services.               o favorable expected returns relative to
                                                                               perceived risk.
-----------------------------------------------------------------------------------------------------------------------------------
 Other investments        Safeco Large-Cap Growth Fund may invest            Pioneer Growth Shares may invest a portion
                          in securities convertible into common stock,       of its assets not invested in equity securities
                          but less than 35% of its total assets will be      in debt securities of corporate and
                          invested in such securities.                       government issuers.

                                                                             Up to 5% of Pioneer Growth Shares' net
                                                                             assets may be invested in below investment
                                                                             grade debt securities issued by both U.S. and
                                                                             non-U.S. corporate and government issuers.

                                                                             Pioneer Growth Shares may invest up to 25%
                                                                             of its total assets in REITs.

                                                                             Pioneer Growth Shares may invest up to 30%
                                                                             of its total assets in equity and debt securities
                                                                             of non-U.S. corporate issuers and debt
                                                                             securities of non-U.S. government issuers.

                                                                             Pioneer Growth Shares will not invest more
                                                                             than 5% of its total assets in securities of
                                                                             emerging markets issuers.
-----------------------------------------------------------------------------------------------------------------------------------
 Temporary defensive      Safeco Large-Cap Growth Fund may hold cash         Pioneer Growth Shares may invest all or part
 strategies               or invest in high-quality, short-term securities   of its assets in securities with remaining
                          issued by an agency or instrumentality of the      maturities of less than one year, cash
                          U.S. government, high-quality commercial           equivalents or may hold cash.
                          paper, certificates of deposit, shares of no-
                          load, open-end money market funds, or
                          repurchase agreements.
-----------------------------------------------------------------------------------------------------------------------------------
 Diversification          Each Fund is diversified for the purpose of the Investment Company Act and each Fund is subject to diversification requirements under the Code.
-----------------------------------------------------------------------------------------------------------------------------------
 Industry concentration   Each Fund may not invest more than 25% of its assets in any one industry.
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                      Safeco Large-Cap Growth Fund                            Pioneer Growth Shares
-----------------------------------------------------------------------------------------------------------------------------------
 Restricted and illiquid   If immediately after and as a result of such           Pioneer Growth Shares may not invest more
 securities                action the value of the following securities, in       than 15% of its net assets in securities which
                           the aggregate, would exceed 15% of Safeco              are illiquid and other securities which are not
                           Large-Cap Growth Fund's net assets, the Fund           readily marketable. Repurchase agreements
                           will not (i) purchase securities for which there       maturing in more than seven days will be
                           is no readily available market, (ii) purchase          included for purposes of the foregoing limit.
                           time deposits maturing in more than seven              Securities subject to restrictions on resale
                           days, (iii) purchase over-the-counter (OTC)            under the 1933 Act, are considered illiquid
                           options or hold assets set aside to cover OTC          unless they are eligible for resale pursuant
                           options written by the Fund, (iv) enter into           to Rule 144A or another exemption from the
                           repurchase agreements maturing in more than            registration requirements of the 1933 Act and
                           seven days, or (v) invest in interests in real         are determined to be liquid by Pioneer.
                           estate investment trusts which are not readily
                           marketable or interests in real estate limited
                           partnerships which are not listed or traded on
                           the NASDAQ Stock Market.
-----------------------------------------------------------------------------------------------------------------------------------
 Borrowing                 Safeco Large-Cap Growth Fund may borrow                Borrow money, except Pioneer Growth
                           money (i) from banks or (ii) by engaging in            Shares may: (a) borrow from banks or
                           reverse repurchase agreements.                         through reverse repurchase agreements in
                                                                                  an amount up to 33 1/3% of the Fund's total
                                                                                  assets (including the amount borrowed);
                                                                                  (b) to the extent permitted by applicable law,
                                                                                  borrow up to an additional 5% of the Fund's
                                                                                  assets for temporary purposes; (c) obtain
                                                                                  such short-term credits as are necessary
                                                                                  for the clearance of portfolio transactions;
                                                                                  (d) purchase securities on margin to the
                                                                                  extent permitted by applicable law; and
                                                                                  (e) engage in transactions in mortgage dollar
                                                                                  rolls that are accounted for as financings.
-----------------------------------------------------------------------------------------------------------------------------------
 Lending                   Safeco Large-Cap Growth Fund may lend                  Pioneer Growth Shares may lend portfolio
                           securities to qualified institutional investors with   securities with a value that may not exceed
                           a value of up to 33% of the Fund's total assets.       33 1/3% of the value of its assets.
-----------------------------------------------------------------------------------------------------------------------------------
 Derivative instruments    Safeco Large-Cap Growth Fund may write                 Pioneer Growth Shares may use futures and
                           put or call options if, as a result thereof, the       options on securities, indices and currencies,
                           aggregate value of the assets underlying all           forward currency exchange contracts and
                           such options does not exceed 25% of the                other derivatives. The Fund does not use
                           Fund's net assets.                                     derivatives as a primary investment technique
                                                                                  and generally limits their use to hedging.
                           Safeco Large-Cap Growth Fund may purchase              However, the Fund may use derivatives for a
                           put or call options or options on futures              variety of non-principal purposes, including:
                           contracts if, as a result thereof, the aggregate
                           premiums paid on all options or options on             o As a hedge against adverse changes in
                           futures contracts do not exceed 20% of the               stock market prices, interest rates or
                           Fund's net assets.                                       currency exchange rates
                                                                                  o As a substitute for purchasing or selling
                           Safeco Large-Cap Growth Fund may enter into              securities option on a futures contract
                           any futures contract or thereof, the aggregate         o To increase the Fund's return as a
                           margin deposits and premiums required on all             non-hedging strategy that may be
                           such instruments does not exceed 5% of the               considered speculative
                           Fund's net assets.
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                   Safeco Large-Cap Growth Fund                          Pioneer Growth Shares
-----------------------------------------------------------------------------------------------------------------------------------
 Derivative instruments   Safeco Large-Cap Growth Fund may not
 (continued)              purchase securities on margin. However, the
                          Fund may (i) obtain short-term credits as
                          necessary to clear its purchases and sales of
                          securities, and (ii) make margin deposits in
                          connection with its use of financial options and
                          futures, forward and spot currency contracts,
                          swap transactions and other financial contracts
                          or derivative instruments.
-----------------------------------------------------------------------------------------------------------------------------------
 Other investment         As described above, the Funds have substantially similar principal investment strategies and
 policies and             policies. Certain of the non-principal investment policies and restrictions are different. For a
 restrictions             more complete discussion of each Fund's other investment policies and fundamental and non-fundamental investment restrictions, see the SAI.
-----------------------------------------------------------------------------------------------------------------------------------
                                                         Buying, Sellingand Exchanging Shares
-----------------------------------------------------------------------------------------------------------------------------------
 Sales charges            Purchases under $1,000,000 of Class A shares      The Investor Class shares of Pioneer Growth
                          of Safeco Large-Cap Growth Fund are subject       Shares you receive in the Reorganization will
                          to a 5.75% front-end sales charge.                not be subject to any sales charge. Moreover,
                                                                            if you own shares in your own name as of the
                          Contingent deferred sales charge of up to 5%      closing of the Reorganization (i.e., not in the
                          if you redeem Class B shares within 6 years       name of a broker or other intermediary) or
                          of purchase.                                      own shares in the name of an omnibus
                                                                            account provider as of the closing of the
                          Contingent deferred sales charge of up to 1%      Reorganization that agrees with the Pioneer
                          if you redeem Class C shares within one year      Fund to distinguish beneficial holders in the
                          of purchase.                                      same manner and maintain your account, you
                                                                            may purchase Class A shares of Pioneer
                          Purchases of Investor Class shares of Safeco      Growth Shares and Class A shares of any
                          Large-Cap Growth Fund are not subject to a        Fund in the Pioneer family of funds through
                          sales load.                                       such account in the future without paying any
                                                                            sales charge.
                          Safeco Large-Cap Growth Fund assesses
                          a mandatory redemption fee of 2%, as a            Except as described above, Class A shares of
                          percentage of the amount redeemed or              Pioneer Growth Shares are subject to a front-
                          exchanged, on Class A and Investor Class          end sales charge of up to 5.75%.
                          shares held less than 30 days.
-----------------------------------------------------------------------------------------------------------------------------------
 Management and           Safeco Large-Cap Growth Fund pays an              Pioneer Growth Shares pays Pioneer a
 other fees               advisory fee on a monthly basis at an annual      management fee, subject to a performance
                          rate as follows:                                  adjustment, equal to Pioneer's annual fee
                                                                            equal to:
                          $0-$250,000,000:                  0.80 of 1%
                          $250,000,001-$750,000,000:        0.75 of 1%      0.70% of average daily net assets up to
                          $750,000,001-$1,250,000,000:      0.70 of 1%        $500 million;
                          Over $1,250,000,000:              0.65 of 1%      0.65% of the next $500 million;
                                                                            0.625% on assets over $1 billion.
                          SAM paid the Sub-adviser a fee in accordance
                          with the following schedule:                      Pioneer's fee increases or decreases depending
                          $0 - $100,000,000:                0.35 of 1%      upon whether the Fund's performance exceeds,
                          $100,000,000 - $250,000,000:      0.25 of 1%      or is exceeded by, that of Russell 1000 Growth
                          Over $250,000,000:                0.20 of 1%      Index over the specified performance period.
                                                                            Each percentage point of difference between the
                          SAM serves as administrator and fund              performance of the Class A shares and the index
                          accounting agent for Safeco Large-Cap Growth      (limited to a maximum of -10) is multiplied by a
                          Fund. The Fund pays SAM an administrative
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                    Safeco Large-Cap Growth Fund                        Pioneer Growth Shares
-----------------------------------------------------------------------------------------------------------------------------------
 Management and           services fee of 0.05% of the Fund's average      performance rate adjustment of 0.01%. As a
 other fees (continued)   daily net assets up to the first $200,000,000    result, the fee is subject to a maximum
                          and 0.01% of its net assets thereafter, and an   annualized rate adjustment of -0.10%. This
                          accounting fee of 0.04% of the Fund's average    performance comparison is made at the end
                          daily net assets up to the first $200,000,000    of each month. An appropriate monthly
                          and 0.01% of its net assets thereafter.          percentage of this annual rate (based on the
                                                                           number of days in the current month) is then
                          During its most recent fiscal year, Safeco       applied to the Fund's average net assets for
                          Large-Cap Growth Fund paid aggregate             the entire performance period, giving a dollar
                          advisory and administration fees at an average   amount that is added to (or subtracted from)
                          rate of 0.89% of average daily net assets.       the basic fee. In addition, the fee is also
                                                                           further limited to a maximum annualized rate
                          In 2003, SAM began voluntarily reimbursing       adjustment of -0.10% (i.e., the management
                          Safeco Large-Cap Growth Fund to the extent       fee, assuming assets of $500 million, will not
                          that its total expenses exceeded the rate of     exceed 0.80% or be less than 0.60%).
                          1.40% per annum of the Fund's average daily      However, Pioneer currently is waiving the
                          net assets for Class A shares, 2.15% per         lower limitation on its fee, but may reimpose
                          annum for Class B and Class C shares, and        it in the future. Because any adjustments to
                          1.15% per annum for Investor Class shares.       the basic fee begin with the comparative
                                                                           performance of the Fund and the performance
                          For the fiscal year ended December 31, 2003,     record of the index, the controlling factor is
                          Safeco Large-Cap Growth Fund's annual            not whether fund performance is up or down,
                          operating expenses for Class A shares were       but whether it is up or down more or less
                          2.79%. After giving effect to the voluntary      than the performance record of the index,
                          expense reimbursement, the operating             regardless of general market performance.
                          expenses for Class A shares were 1.40%.          During its most recent fiscal year, Pioneer
                                                                           Growth Shares paid an advisory fee at an
                          For the fiscal year ended December 31, 2003,     average rate of 0.59% of average daily
                          Safeco Large-Cap Growth Fund's annual            net assets.
                          operating expenses for Class B shares were
                          3.55%. After giving effect to the voluntary      In addition, Pioneer Growth Shares reimburses
                          expense reimbursement, the operating             Pioneer for certain fund accounting and legal
                          expenses for Class B shares were 2.15%.          expenses incurred on behalf of the Fund and
                                                                           pays a separate shareholder servicing/transfer
                          For the fiscal year ended December 31, 2003,     agency fee to PIMSS, an affiliate of Pioneer.
                          Safeco Large-Cap Growth Fund's annual
                          operating expenses for Class C shares were       For the fiscal year ended December 31, 2003,
                          3.46%. After giving effect to the voluntary      Pioneer Growth Shares' total annual operating
                          expense reimbursement, the operating             expenses for Class A shares were 1.45% of
                          expenses for Class C shares were 2.15%.          average daily net assets. The Fund does not
                                                                           currently have an expense limitation for its
                          For the fiscal year ended December 31, 2003,     Class A shares.
                          Safeco Large-Cap Growth Fund's annual
                          operating expenses for Investor Class            Pioneer has agreed until the second
                          shares were 2.55%. After giving effect to        anniversary of the closing of the
                          the voluntary expense reimbursement, the         Reorganization to limit the expenses
                          operating expenses for Investor Class shares     (excluding extraordinary expenses) of the
                          were 1.15%.                                      Investor Class to 1.15% of the average daily
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                     Safeco Large-Cap Growth Fund                          Pioneer Growth Shares
-----------------------------------------------------------------------------------------------------------------------------------
 Management and other fees                                                    The Investor Class shares to be issued in
 (continued)                                                                  the Reorganization will convert to Class A
                                                                              shares after two years. Class A shares will
                                                                              have higher expenses per share than Investor
                                                                              Class Shares due to the Rule 12b-1 Plan. In
                                                                              addition, although Pioneer has agreed to limit
                                                                              the expenses attributable to Investor Class
                                                                              shares, Pioneer is not required to limit the
                                                                              expenses attributable to Class A shares.
-----------------------------------------------------------------------------------------------------------------------------------
 Distribution and service    Investor Class shares of each Fund are not subject to a Rule 12b-1 fee. Pioneer Investor Class
 (12b-1) fee                 shares will convert into Class A share after two years. Class A shares of each Fund are subject to a Rule 12b-1 fee equal to 0.25% annually of average daily net assets.
-----------------------------------------------------------------------------------------------------------------------------------
 Buying shares               You may buy shares of the Fund directly          You may buy shares from any investment
                             through Safeco Securities, the Fund's            firm that has a sales agreement with PFD,
                             principal underwriter or through brokers,        Pioneer Growth Shares' distributor. Existing
                             registered investment advisers, banks and        shareholders of Safeco Large-Cap Growth
                             other financial institutions that have entered   Fund who own shares in their own name as
                             into selling agreements with the Fund's          of the closing of the Reorganization (i.e. not in
                             principal underwriter, as described in the       the name of a broker or other intermediary) or
                             Fund's prospectus.                               own shares in the name of an omnibus
                                                                              account provider as of the closing of the
                             Certain account transactions may be done         Reorganization that agrees with the Pioneer
                             by telephone.                                    Fund to distinguish beneficial holders in the
                                                                              same manner and who maintain their
                                                                              accounts may buy shares of any fund in the
                                                                              Pioneer family of funds through such
                                                                              accounts in the future without paying sales
                                                                              charges.

                                                                              If the account is established in the
                                                                              shareholder's own name, shareholders may
                                                                              also purchase additional shares of Pioneer
                                                                              Growth Shares by telephone or online.
-----------------------------------------------------------------------------------------------------------------------------------
 Exchange privilege          There are no sales charges on shares you         You may exchange shares of Pioneer Growth
                             acquire through dividend reinvestment or other   Shares without incurring any fee on the
                             fund distributions or for Class A shares that    exchange with the more than 62 other Pioneer
                             you have exchanged for Class A shares of         Funds. Your exchange would be for Class A
                             another Fund.                                    shares, which would be subject to Rule 12b-1
                                                                              fees. An exchange generally is treated as a
                             Certain account transactions may be done         sale and a new purchase of shares for federal
                             by telephone.                                    income tax purposes.
                                                                              If the account is established in the
                                                                              shareholder's own name, shareholders may
                                                                              also exchange shares of Pioneer Growth
                                                                              Shares for shares of other Pioneer Funds by
                                                                              telephone or online.
-----------------------------------------------------------------------------------------------------------------------------------
 Selling shares              Each class of shares is sold at the net asset value per share next calculated after the Fund receives your request in good order.
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                        Safeco Large-Cap Growth Fund                       Pioneer Growth Shares
-----------------------------------------------------------------------------------------------------------------------------------
 Selling shares (continued)   You may sell your shares by contacting Safeco   Normally, your investment firm will send
                              Large-Cap Growth Fund directly in writing or    your request to sell shares to PIMSS. You
                              by contacting a financial intermediary as       can also sell your shares by contacting the
                              described in the Fund's prospectus.             Fund directly if your account is registered in
                                                                              your name.

                                                                              If the account is established in the
                                                                              shareholder's own name, shareholders may
                                                                              also redeem shares of Pioneer Growth Shares
                                                                              by telephone or online.
-----------------------------------------------------------------------------------------------------------------------------------

Comparison of Principal Risks of Investing in the Funds

     Because each Fund has a similar investment objective, primary investment policies and strategies, the Funds are subject to the same principal risks. You could lose money on your investment in either Fund or not make as much as if you invested elsewhere if:

     o The stock market goes down (this risk may be greater in the short-term)

     o    Growth stocks fall out of favor with investors

     o The Fund's investments do not have the growth potential originally expected

     Investing in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks may include:

     o Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices

     o Many non-U.S. markets are small, less liquid and more volatile. In a changing market, Pioneer might not be able to sell the Fund's portfolio securities at times, in amounts and at prices it considers reasonable

     o Adverse effect of currency exchange rates or controls on the value of the Fund's investments

     o The economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession

     o Economic, political and social developments may adversely affect the securities markets

     o    Withholding and other non-U.S. taxes may decrease the Fund's return

     The Investor Class shares to be issued in the Reorganization will convert to Class A shares after two years. Class A shares will have higher expenses per share than Investor Class shares due to the Rule 12b-1 Plan. In addition, although Pioneer has agreed to limit the expenses attributable to Investor Class shares, Pioneer is not required to limit the expenses attributable to Class A shares.

Past Performance

     Set forth below is performance information for each Fund. The bar charts show how each Fund's total return (not including any deduction for sales charges) has varied from year to year for each full calendar year. The tables show average annual total return (before and after taxes) for each Fund over time for each class of shares (including deductions for sales charges) compared with a broad-based securities market index. The bar charts give an indication of the risks of investing in each Fund, including the fact that you could incur a loss and experience volatility of returns year to year. Past performance before and after taxes does not indicate future results.

                Safeco Large-Cap Growth Fund -- Investor Class
                         Calendar Year Total Returns*

                                    '02     '03
                                 -26.95   20.16

* During the period shown in the bar chart, your Safeco Fund's highest quarterly return was 10.31% for the quarter ended June 30, 2003, and the lowest quarterly return was -16.72% for the quarter ended June 30, 2002.

                    Pioneer Growth Shares -- Class A Shares
                         Calendar Year Total Returns*

       [DATA BELOW IS REPRESENTED BY A BAR CHART IN THE ORIGINAL REPORT]

    '94     '95     '96     '97    '98    '99     '00     '01      '02     '03
  -2.60   29.82   26.95   43.78  33.54   7.40   -9.57  -19.23   -34.89   26.19

* During the period shown in the bar chart, Pioneer Growth Shares' highest quarterly return was 24.06% for the quarter ended June 30, 1997, and the lowest quarterly return was -20.20% for the quarter ended June 30, 2002.

                         Safeco Large-Cap Growth Fund
             Average Annual Total Returns as of December 31, 2003

-----------------------------------------------------------------------------------------------
                                                                                   Since
                                                                     1 Year      Inception(1)
-----------------------------------------------------------------------------------------------
 Safeco Large-Cap Growth Fund, Class A Shares
-----------------------------------------------------------------------------------------------
 Return Before Taxes                                                  13.05%        -5.94%
-----------------------------------------------------------------------------------------------
 Return After Taxes on Distributions(2)                               13.05%        -5.98%
-----------------------------------------------------------------------------------------------
 Return After Taxes on Distributions and Sale of Fund Shares(2)        8.48%        -5.05%
-----------------------------------------------------------------------------------------------
 Safeco Large-Cap Growth Fund, Class B Shares
-----------------------------------------------------------------------------------------------
 Return Before Taxes                                                  14.06%        -5.40%
-----------------------------------------------------------------------------------------------
 Safeco Large-Cap Growth Fund, Class C Shares
-----------------------------------------------------------------------------------------------
 Return Before Taxes                                                  18.06%        -4.06%
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
                                                                                   Since
                                                                     1 Year      Inception(1)
-----------------------------------------------------------------------------------------------
 Safeco Large-Cap Growth Fund, Investor Class Shares
-----------------------------------------------------------------------------------------------
 Return Before Taxes                                                  20.16%        -3.11%
-----------------------------------------------------------------------------------------------
 Return After Taxes on Distributions(2)                               20.16%        -3.18%
-----------------------------------------------------------------------------------------------
 Return After Taxes on Distributions and Sale of Fund Shares(2)       13.10%        -2.68%
-----------------------------------------------------------------------------------------------
 Russell 1000 Growth Index(3)
  (reflects no deduction for fees, expenses or taxes)                 29.76%         1.09%
-----------------------------------------------------------------------------------------------

(1)  The Fund commenced operations on October 31, 2001.

(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or IRA accounts, or to investors that are tax-exempt.

(3) The Russell 1000 Growth Index, an unmanaged index of growth stocks in the Russell 1000 Index of the 1,000 largest-capitalization U.S. stocks, is for reference only and does not mirror the Fund's investments.

                    Pioneer Growth Shares -- Class A Shares
             Average Annual Total Returns as of December 31, 2003

----------------------------------------------------------------------------------------------------------
                                                                     1 Year       5 Years      10 Years
----------------------------------------------------------------------------------------------------------
 Pioneer Growth Shares, Class A Shares
----------------------------------------------------------------------------------------------------------
 Return Before Taxes                                                  18.96%        -9.49%       6.47%
----------------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions(1)                               18.96%       -10.10%       4.23%
----------------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions and Sale of Fund Shares(1)       12.32%        -7.87%       4.47%
----------------------------------------------------------------------------------------------------------
 Russell 1000 Growth Index(2)
  (reflects no deduction for fees, expenses or taxes)                 29.75%        -5.11%       9.21%
----------------------------------------------------------------------------------------------------------

(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or IRA accounts, or to investors that are tax-exempt.

(2) The Russell 1000 Growth Index, an unmanaged index of growth stocks in the Russell 1000 Index of the 1,000 largest-capitalization U.S. stocks, is for reference only and does not mirror the Fund's investments.

     Pioneer Growth Shares' Investor Class shares will not be outstanding prior to the closing of the Reorganization and consequently have no performance history. However, the performance record of the Investor Class would be modestly higher than the performance of Class A shares due to the lower expenses applicable to the Investor Class.

     The most recent portfolio manager's discussion of each Fund's performance is attached as Exhibit D.

The Funds' Fees and Expenses

     Shareholders of both Funds pay various fees and expenses, either directly or indirectly. The tables below show the fees and expenses that you would pay if you were to buy and hold shares of each Fund. The expenses in the tables appearing below are based on (i) for your Safeco Fund, the expenses of your Safeco Fund for the period ended December 31, 2003 and (ii) for Pioneer Growth Shares, the expenses of Pioneer Growth Shares for the period ended December 31, 2003. Future expenses for all share classes may be greater or less.

                                                                             Safeco        Safeco
                                                                           Large-Cap     Large-Cap
                                                                          Growth Fund   Growth Fund
Shareholder Transaction fees                                                Class A       Class B
 (paid directly From your Investment)                                    ------------   ------------
Maximum sales charge (load) when you buy shares as a percentage
 of offering price .....................................................      5.75%(6)      None
Maximum deferred sales charge (load) as a % of purchase price or the
 amount you receive when you sell shares, whichever is less ............      None         5.00%(7)
Redemption fees for shares held less than 30 days ......................      2.00%         None
Wire redemption fee ....................................................      $ 20(4)       $ 20(4)
Annual low balance fee .................................................      $ 12(5)       $ 12(5)

Annual fund Operating expenses (deducted from fund Assets)
 (as a % of average Net assets)
Management fee .........................................................      0.80%         0.80%
Distribution and service (12b-1) fee ...................................      0.25%         1.00%
Other expenses .........................................................      1.74%         1.75%
Total fund operating expenses ..........................................      2.79%         3.55%
Expense reimbursement/reduction ........................................      None(2)       None(2)
Net fund operating expenses ............................................      2.79%         3.55%

                                                                                                         Pro Forma
                                                                                                          Pioneer
                                                                             Safeco         Safeco        Growth
                                                                           Large-Cap       Large-Cap      Shares
                                                                          Growth Fund     Growth Fund    Investor
Shareholder Transaction fees                                                Class C     Investor Class    Class(9)
 (paid directly From your Investment)                                    -------------  --------------   ---------
Maximum sales charge (load) when you buy shares as a percentage
 of offering price .....................................................      None          None            None(1)
Maximum deferred sales charge (load) as a % of purchase price or the
 amount you receive when you sell shares, whichever is less ............      1.00%(8)      None            None
Redemption fees for shares held less than 30 days ......................      None          2.00%            N/A
Wire redemption fee ....................................................      $ 20(4)       $ 20(4)         $ 10
Annual low balance fee .................................................      $ 12(5)       $ 12(5)          N/A

Annual fund Operating expenses (deducted from fund Assets)
 (as a % of average Net assets)
Management fee .........................................................      0.80%         0.80%           0.59%
Distribution and service (12b-1) fee ...................................      1.00%          None           None
Other expenses .........................................................      1.66%         1.75%           0.44%
Total fund operating expenses ..........................................      3.46%         2.55%           1.03%
Expense reimbursement/reduction ........................................      None(2)       None(2)         None(3)
Net fund operating expenses ............................................      3.46%         2.55%           1.03%

----------
(1) No sales load will apply to shares received in the Reorganization by shareholders of your Safeco Fund who become shareholders of record of Pioneer Growth Shares through the Reorganization. In addition, shareholders of your Safeco Fund who own shares in their own name as of the closing of the Reorganization (i.e., not in the name of a broker or other intermediary) or own shares in the name of an omnibus account provider that agrees with the Pioneer Fund to distinguish beneficial holders in the same manner and who maintain their accounts may purchase Class A Shares of Pioneer Growth Shares or of any fund in the Pioneer family of funds through such account in the future without paying a sales charge.

(2) In 2003, SAM began voluntarily reimbursing the Fund to the extent that its total expenses exceeded the rate of 1.40% per annum of the Fund's average daily net assets for Class A shares, 2.15% per annum for Class B and Class C shares, and 1.15% per annum for Investor Class shares. The above table reflects "contractual" expense reimbursements by SAM, if any, but does not reflect "voluntary" expense reimbursements by SAM.

(3) Pioneer has agreed that through the second anniversary of the closing of the Reorganization, Pioneer will limit the expenses (excluding extraordinary expenses) of the Investor Class shares of Pioneer Growth Shares to 1.15% of average daily net assets

(4) There is a higher charge for international wire redemptions, which may vary by country or dollar amount.

(5) A low balance fee is charged once each year in December for accounts with balances under $1,000 in your Safeco Fund.

(6) Purchases of $1,000,000 or more of Class A shares of your Safeco Fund are not subject to a front-end sales charge, but a 1.00% deferred sales charge will apply to redemptions made in the first twelve months except with respect to participant-directed redemptions from qualified retirement plans.

(7) The contingent deferred sales charge on Class B shares of your Safeco Fund reduces to zero after six years from purchase, and the Class B shares convert to Class A shares at that time.

(8) The contingent deferred sales charge on Class C shares applies only to redemptions made in the first twelve months after purchase.

(9) The Investor Class shares to be issued in the Reorganization will convert to Class A shares after two years. Class A shares will have higher expenses per share than Investor Class shares due to the Rule 12b-1 Plan. In addition, although Pioneer has agreed to limit the expenses attributable to Investor Class shares, Pioneer is not required to limit the expenses attributable to Class A shares. Class A shares do not currently have an expense limitation and may be subject to higher total operating expenses.

     The hypothetical example below helps you compare the cost of investing in each Fund. It assumes that: (a) you invest $10,000 in each Fund for the time periods shown, (b) you reinvest all dividends and distributions, (c) your investment has a 5% return each year, (d) each Fund's gross operating expenses remain the same, (e) the expense limitations are in effect for one year for Safeco Large-Cap Growth Fund and two years for Pioneer Growth Shares and (f) and the Investor Class shares of Pioneer Growth Shares convert to Class A shares after two years. The examples are for comparison purposes only and are not a representation of either Fund's actual expenses or returns, either past or future.

  Example
             Safeco Large-Cap Growth Fund
Class A Shares
  Year 1 ..............            $  841
  Year 3 ..............            $1,390
  Year 5 ..............            $1,964
  Year 10 .............            $3,514

                              With         Without
Class B Shares              Redemption    Redemption
  Year 1 ..............       $  858        $  358
  Year 3 ..............       $1,388        $1,088
  Year 5 ..............       $2,040        $1,840
  Year 10 .............       $3,496        $3,496

                               With         Without
Class C Shares              Redemption    Redemption
  Year 1 ..............       $  449        $  349
  Year 3 ..............       $1,062        $1,062
  Year 5 ..............       $1,798        $1,798
  Year 10 .............       $3,738        $3,738

Investor Class Shares
  Year 1 ..............            $  258
  Year 3 ..............            $  793
  Year 5 ..............            $1,355
  Year 10 .............            $2,885

            Pro Forma Pioneer Growth Shares

Investor Class Shares
  Year 1 ..............            $  105
  Year 3 ..............            $  367
  Year 5 ..............            $  690
  Year 10 .............            $1,604

Reasons for the Proposed Reorganization

     The Trustees believe that the proposed Reorganization is in the best interests of Safeco Large-Cap Growth Fund. The Trustees considered the following matters, among others, in approving the proposal.

     First, SAM, the investment adviser to the Safeco Fund until August 2, 2004, was acquired by Symetra. Symetra informed the Trustees that it did not intend to continue to provide investment advisory services to the Safeco Funds. Consequently, a change in your Safeco Fund's investment adviser was necessary.

     Second, Pioneer Growth Shares has a strong short term performance record and a substantially longer performance history. For the one year period ended June 30, 2004, Class A shares of Pioneer Growth Shares had an average annual return of 9.31% compared to an average annual return of the Class A shares and Investor Class shares of 4.25% and 10.77%, respectively, during the same periods. In addition, the Trustees considered the track record of Pioneer in managing equity and fixed income mutual funds.

     Third, the resources of Pioneer. At June 30, 2004, Pioneer managed over 62 investment companies and accounts with approximately $35 billion in assets. Pioneer is part of the global asset management group of UniCredito Italiano S.p.A., one of the largest banking groups in Italy, providing investment management and financial services to mutual funds, institutions and other clients. As of June 30, 2004, assets under management of UniCredito Italiano S.p.A. were approximately $151 billion worldwide. Shareholders of your Safeco Fund would become part of a significantly larger family of funds that offers a more diverse array of investment options and enhanced shareholder account options. The Pioneer family of mutual funds offers over 62 funds, including domestic and international equity and fixed income funds and a money market fund that will be available to your Safeco Fund's shareholders through exchanges. In addition, Pioneer offers shareholders additional options for their accounts, including the ability to transact and exchange shares over the telephone or online and the ability to access account values and transaction history in all of the shareholder's direct accounts in the Pioneer Funds over the telephone or online.

     Fourth, Pioneer Growth Shares' lower operating expenses and Pioneer's commitment until the second anniversary of the Reorganization to limit the expenses (excluding extraordinary expenses) of the Investor Class of Pioneer Growth Shares to 1.15% of average daily net assets. The estimated expense ratio of the Investor Class of Pioneer Growth Shares is lower than the gross and net expense ratio of each class of shares of your Safeco Fund other than Investor Class shares of your Safeco Fund. The expense limitation applicable to Investor Class Shares of Pioneer Growth Shares is equivalent to the voluntary expense limit applicable to the Investor Class shares of your Safeco Fund and lower than the limit on all the other classes of your Safeco Fund. Pioneer has contractually agreed to keep that limit in place for two years while the expense limit applicable to your Safeco Fund could be terminated at any time. While you may experience higher expenses once the Investor Class shares convert to Class A shares after two years, the Class A shares expense ratio for the most recent fiscal year was 1.45% of average daily net assets, which was below the gross expenses of Class A shares of your Safeco Fund.

     Fifth, the substantially larger size of Pioneer Growth Shares offers greater opportunity for diversification of the investment portfolio, which should help to reduce risks.

     Sixth, shareholders who own shares in their name as of the closing of the Reorganization (i.e., not in the name of a broker or other intermediary) and maintain their account may purchase additional Class A shares of the corresponding Pioneer Fund through such account in the future or may exchange those shares for Class A shares of another Pioneer Fund or purchase Class A shares of another Pioneer Fund without paying any sales charge.

     Seventh, the Investor Class shares of Pioneer Growth Shares received in the Reorganization will provide Safeco Large-Cap Growth Fund shareholders with exposure to substantially the same investment product as they currently have.

     Pioneer and Symetra will pay all out of pocket expenses of the Safeco Funds and the Pioneer Funds associated with the Reorganizations, including, but not limited to: (1) the expenses associated with the preparation, printing and mailing of any shareholder communications, including this joint Proxy Statement/Prospectus, and any filings with the SEC and other governmental authorities in connection with the Reorganizations; (2) the fees and expenses of any proxy solicitation firm retained in connection with the Reorganizations;
(3) the legal fees and expenses incurred by the Safeco Funds in connection with the Reorganizations; and (4) the Trustees' fees and out of pocket expenses incurred as a result of the Reorganizations.

     The Trustees also considered that Pioneer and Symetra will benefit from the Reorganization. See "Will Pioneer and Symetra Benefit from the Reorganizations."

     The Board of Trustees of Pioneer Growth Shares also considered that the Reorganization presents an excellent opportunity for the Pioneer Growth Shares to acquire investment assets without the obligation to pay commissions or other transaction costs that a fund normally incurs when purchasing securities. This opportunity provides an economic benefit to Pioneer Growth Shares and its shareholders.

     Pioneer offers several growth oriented equity funds. From time to time, Pioneer considers recommending to trustees and shareholders the combination of certain Pioneer funds that have similar investment strategies and where the Pioneer funds may benefit from economies of scale. It is possible that Pioneer will recommend the combination of Pioneer Growth Shares with another Pioneer fund in the future. If such a recommendation is made, there can be no assurance that the trustees or shareholders of the relevant funds would approve the transaction.

                                CAPITALIZATION

     The following table sets forth the capitalization of each Fund as of September 30, 2004, and pro forma combined Fund as of September 30, 2004.

                                                       Safeco                                  Pro Forma
                                                      Large-Cap             Pioneer             Pioneer
                                                     Growth Fund         Growth Shares       Growth Shares
                                                 September 30, 2004   September 30, 2004   September 30, 2004
                                                -------------------   ------------------   ------------------
  Total Net Assets (in thousands) ..........            $6,128               $663,767           $669,895
    Class A shares .........................            $1,162               $444,912           $444,912
    Class B shares .........................            $  931               $168,879           $168,879
    Class C shares .........................            $  887               $ 46,992           $ 46,992
    Investor Class shares ..................            $3,148                    N/A           $  6,128
    Class Y shares .........................               N/A               $  2,719           $  2,719
    Class R shares .........................               N/A               $265,000           $265,000
  Net Asset Value Per Share
    Class A shares .........................            $ 8.90               $  10.78           $  10.78
    Class B shares .........................            $ 8.70               $   9.89           $   9.89
    Class C shares .........................            $ 8.70               $   9.99           $   9.99
    Investor Class shares ..................            $ 8.94                    N/A           $  10.78
    Class Y shares .........................               N/A               $  11.35           $  11.35
    Class R shares .........................               N/A               $  10.81           $  10.81
  Shares Outstanding
    Class A shares .........................           130,597             41,259,524         41,259,524
    Class B shares .........................           106,917             17,082,803         17,082,803
    Class C shares .........................           101,854              4,703,127          4,703,127
    Investor Class shares ..................           351,993                    N/A            568,460
    Class Y shares .........................               N/A                239,683            239,683
    Class R shares .........................               N/A                 24,523             24,523

     It is impossible to predict how many shares of Pioneer Growth Shares will actually be received and distributed by your Safeco Fund on the Reorganization date. The table should not be relied upon to determine the amount of Pioneer Growth Shares' shares that will actually be received and distributed.

                     BOARD'S EVALUATION AND RECOMMENDATION

     For the reasons described above, the Trustees, including the Independent Trustees, approved the Reorganization. In particular, the Trustees determined that the Reorganization is in the best interests of your Safeco Fund. Similarly, the Board of Trustees of Pioneer Growth Shares, including its Independent Trustees, approved the Reorganization. They also determined that the Reorganization is in the best interests of Pioneer Growth Shares.

     The Trustees recommend that the shareholders of your Safeco Fund vote FOR the proposal to approve the Agreement and Plan of Reorganization.

                        Safeco Large-Cap Value Fund and
                              Pioneer Value Fund

                                 PROPOSAL 1(f)

               Approval of Agreement and Plan of Reorganization

                                    SUMMARY

     The following is a summary of more complete information appearing later in this Proxy Statement/Prospectus or incorporated herein. You should read carefully the entire Proxy Statement/Prospectus, including the form of Agreement and Plan of Reorganization attached as EXHIBIT A-1, because it contains details that are not in the summary.

     The Investor Class shares to be issued in the Reorganization will convert to Class A shares after two years. Class A shares will have higher expenses per share than Investor Class shares due to the Rule 12b-1 Plan. In addition, although Pioneer has agreed to limit the expenses attributable to Investor Class shares, Pioneer is not required to limit the expenses attributable to Class A shares.

     In the table below, if a row extends across the entire table, the policy disclosed applies to both your Safeco Fund and the Pioneer Fund.

        Comparison of Safeco Large-Cap Value Fund to Pioneer Value Fund

-----------------------------------------------------------------------------------------------------------------------------------
                                      Safeco Large-Cap Value Fund                          Pioneer Value Fund
-----------------------------------------------------------------------------------------------------------------------------------
 Business                  A series of Safeco Common Stock Trust,                    A diversified open-end management
                           a diversified open-end management                         investment company registered under the
                           investment company organized as a                         Investment Company Act and organized as
                           Delaware statutory trust.                                 a Delaware statutory trust.
-----------------------------------------------------------------------------------------------------------------------------------
 Net assets as of          $153 million                                              $3,855 million
 June 30, 2004
-----------------------------------------------------------------------------------------------------------------------------------
 Investment advisers and   Investment adviser (until August 2, 2004):                Investment adviser:
 portfolio managers        SAM                                                       Pioneer

                           Portfolio Managers (until August 2, 2004):                Portfolio Managers:
                           Rex L. Bentley                                            Day-to-day management of Pioneer Value
                           Vice President, SAM                                       Fund's portfolio is the responsibility of J.
                           Lynette D. Sagvold                                        Rodman Wright, who is assisted by Sean
                           Vice President, SAM                                       Gavin. Mr. Wright is a senior vice president
                                                                                     and joined Pioneer in 1994 and has been an
                           Currently Pioneer is acting as investment                 investment professional since 1988. Mr. Gavin
                           adviser to Safeco Large-Cap Value Fund. The               is a vice president and joined Pioneer in 2002.
                           Portfolio Managers of the Pioneer Fund, as
                           indicated in the next column, currently manage
                           your Safeco Fund.
-----------------------------------------------------------------------------------------------------------------------------------
 Investment objective      Safeco Large-Cap Value Fund seeks long-term               Pioneer Value Fund seeks reasonable income
                                                                                     and capital growth primarily through equity
                                                                                     securities.
-----------------------------------------------------------------------------------------------------------------------------------
 Primary investments       Under normal circumstances, Safeco Large-Cap              Under normal market conditions, Pioneer
                           Value Fund invests at least 80% of net assets             Value Fund invests the major portion of its
                           (plus any borrowings for investment purposes)             assets in equity securities, primarily U.S.
                           in equity and equity-related securities of                issuers. For purposes of Pioneer Value Fund's
                           companies whose total market capitalization at            investment policies, equity securities include
                           the time of the investment is at least $4 billion.        common stocks, convertible debt and other
                                                                                     equity instruments, such as depositary
                                                                                     receipts, warrants, rights and preferred stocks

                                                                                     Up to 25% of Pioneer Value Fund's portfolio
                                                                                     may be invested in the equity securities of
                                                                                     non-U.S. companies.
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                       Safeco Large-Cap Value Fund                           Pioneer Value Fund
-----------------------------------------------------------------------------------------------------------------------------------
 Investment strategies     In managing the portfolio and selecting            Pioneer uses a "value" approach to select
                           securities, SAM historically analyzed various      Pioneer Value Fund's investments. Pioneer
                           valuation measures such as the ratio of a          evaluates a security's potential value,
                           company's price-to-cash flow compared to its       including the attractiveness of its market
                           historical ratios, industry comparisons, the       valuation, based on the company's assets
                           ratio for the company's competitors, and           and prospects for earnings and revenue
                           companies with similar growth rates.               growth. Factors Pioneer looks for in selecting
                                                                              investments include:
                           SAM generally sought companies having good
                           earnings, good value relative to share price, or   o Above average potential for earnings and
                           attractive growth potential.                         revenue growth

                                                                              o Favorable expected returns relative to
                                                                                perceived risks
                                                                              o Management with demonstrated ability and
                                                                                commitment to the company
                                                                              o Low market valuations relative to earnings
                                                                                forecast, book value, cash flow and sales
                                                                              o Turnaround potential for companies that
                                                                                have been through difficult periods
                                                                              o Good prospects for dividend growth

-----------------------------------------------------------------------------------------------------------------------------------
 Other investments                                                            Pioneer Value Fund may invest up to 25% of
                                                                              its total assets in securities of non-U.S.
                                                                              issuers. The Fund will not invest more than
                                                                              5% of its total assets in the securities of
                                                                              emerging market issuers.
                                                                              Pioneer Value Fund may invest the balance of
                                                                              its assets in debt securities of corporate and
                                                                              government issuers. The Fund may invest up
                                                                              to 5% of its net assets in below investment
                                                                              grade debt securities issued by both U.S. and
                                                                              non-U.S. corporate and government issuers,
                                                                              including convertible debt securities.
-----------------------------------------------------------------------------------------------------------------------------------
 Temporary defensive       Safeco Large-Cap Value Fund may hold cash          Pioneer Value Fund may invest all or part
 strategies                or invest in high-quality, short-term securities   of its assets in securities with remaining
                           issued by an agency or instrumentality of the      maturities of less than one year, cash
                           U.S. government, high-quality commercial           equivalents or may hold cash.
                           paper, certificates of deposit, shares of
                           no-load, open-end money market funds,
                           or repurchase agreements.
-----------------------------------------------------------------------------------------------------------------------------------
 Diversification           Each Fund is diversified for the purpose of the Investment Company Act and each Fund is subject to diversification requirements under the Code.
-----------------------------------------------------------------------------------------------------------------------------------
 Industry concentration    Each Fund may not invest more than 25% of its assets in any one industry.
-----------------------------------------------------------------------------------------------------------------------------------
 Restricted and illiquid   If immediately after and as a result of such       Pioneer Value Fund may not invest more than
 securities                action the value of the following securities, in   15% of its net assets in securities which are
                           the aggregate, would exceed 15% of Safeco          illiquid and other securities which are not
                           Large-Cap Value Fund's net assets, the Fund        readily marketable. Repurchase agreements
                           will not (i) purchase securities for which there   maturing in more than seven days will be
                           is no readily available market, (ii) purchase      included for purposes of the foregoing limit.
                           time deposits maturing in more than seven          Securities subject to restrictions on resale
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                    Safeco Large-Cap Value Fund                           Pioneer Value Fund
-----------------------------------------------------------------------------------------------------------------------------------
 Restricted and illiquid   days, (iii) purchase over-the-counter (OTC)       under the 1933 Act, are considered illiquid
 securities (continued)    options or hold assets set aside to cover OTC     unless they are eligible for resale pursuant
                           options written by the Fund, (iv) enter into      to Rule 144A or another exemption from the
                           repurchase agreements maturing in more than       registration requirements of the 1933 Act and
                           seven days, or (v) invest in interests in real    are determined to be liquid by Pioneer.
                           estate investment trusts which are not readily
                           marketable or interests in real estate limited
                           partnerships which are not listed or traded on
                           the NASDAQ Stock Market.
-----------------------------------------------------------------------------------------------------------------------------------
 Borrowing                 Safeco Large-Cap Value Fund may borrow            Borrow money, except Pioneer Value Fund
                           money (i) from banks or (ii) by engaging in       may: (a) borrow from banks or through
                           reverse repurchase agreements.                    reverse repurchase agreements in an amount
                                                                             up to 33 1/3% of the Fund's total assets
                                                                             (including the amount borrowed); (b) to the
                                                                             extent permitted by applicable law, borrow
                                                                             up to an additional 5% of the Fund's assets
                                                                             for temporary purposes; (c) obtain such
                                                                             short-term credits as are necessary for
                                                                             the clearance of portfolio transactions;
                                                                             (d) purchase securities on margin to the
                                                                             extent permitted by applicable law; and
                                                                             (e) engage in transactions in mortgage dollar
                                                                             rolls that are accounted for as financings.
-----------------------------------------------------------------------------------------------------------------------------------
 Lending                   Safeco Large-Cap Value Fund may lend              Pioneer Value Fund may lend portfolio
                           securities to qualified institutional investors   securities with a value that may not exceed
                           with a value of up to 33% of the Fund's           331/3% of the value of its total assets.
                           total assets.
-----------------------------------------------------------------------------------------------------------------------------------
 Derivative instruments    Safeco Large-Cap Value Fund may write a           Pioneer Value Fund may use futures and
                           put or call option if, as a result thereof, the   options on securities, indices and currencies,
                           aggregate value of the assets underlying all      forward currency exchange contracts and
                           such options does not exceed 25% of the           other derivatives. The Fund does not use
                           Fund's net assets.                                derivatives as a primary investment technique
                                                                             and generally limits their use to hedging.
                           Safeco Large-Cap Value Fund may purchase          However, the Fund may use derivatives for a
                           a put or call option or option on a futures       variety of non-principal purposes, including:
                           contract if, as a result thereof, the aggregate
                           premiums paid on all options or options on        o As a hedge against adverse changes in
                           a futures contracts held by the Fund do not         stock market prices, interest rates or
                           exceed 20% of the Fund's net assets.                currency exchange rates
                           Safeco Large-Cap Value Fund may enter into a      o As a substitute for purchasing or selling
                           futures contract or option on futures contract      securities
                           if, as a result thereof, the aggregate margin     o To increase the Fund's return as a non-
                           deposits and premiums required on all such          hedging strategy that may be considered
                           instruments do not exceed 5% of the Fund's          speculative
                           net assets.

                           Safeco Large-Cap Value Fund may not
                           purchase securities on margin. However, the
                           Fund may (i) obtain short-term credits as
                           necessary to clear its purchases and sales of
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                      Safeco Large-Cap Value Fund                           Pioneer Value Fund
-----------------------------------------------------------------------------------------------------------------------------------
 Derivative instruments          securities and (ii) make margin deposits in
 (continued)                     connection with its use of financial options and
                                 futures, forward and spot currency contracts,
                                 swap transactions and other financial contracts
                                 or derivative instruments.
-----------------------------------------------------------------------------------------------------------------------------------
 Other investment policies and   As described above, the Funds have substantially similar principal investment
 restrictions                    strategies and policies. Certain of the non-principal investment policies and restrictions are different. For a more complete discussion of each Fund's other investment policies and fundamental and non-fundamental investment restrictions, see the SAI.
-----------------------------------------------------------------------------------------------------------------------------------
                                        Buying, Selling and Exchanging Shares
-----------------------------------------------------------------------------------------------------------------------------------
 Sales charges                   Purchases under $1,000,000 of Class A shares      The Investor Class shares of Pioneer Value
                                 of Safeco Large-Cap Value Fund are subject to     Fund you receive in the Reorganization will
                                 a 5.75% front-end sales charge.                   not be subject to any sales charge. Moreover,
                                 Contingent deferred sales charge of up to 5%      if you own shares in your own name as of
                                 if you redeem Class B shares within six years     the closing of the Reorganization (i.e., not in
                                 of purchase.                                      the name of a broker or other intermediary)
                                                                                   or own shares in the name of an omnibus
                                 Contingent deferred sales charge of 1% if         account provider as of the closing of the
                                 you redeem Class C share within one year          Reorganization that agrees with the Pioneer
                                 of purchase.                                      Fund to distinguish beneficial holders in the
                                                                                   same manner and maintain your account, you
                                 Purchases of Investor Class shares of Safeco      may purchase Class A shares of Pioneer Value
                                 Large-Cap Value Fund are not subject to a         Fund and Class A shares of any fund in the
                                 sales load.                                       Pioneer family of funds through such account
                                                                                   in the future without paying any sales charge.
                                 Safeco Large-Cap Value Fund assesses a
                                 mandatory redemption fee of 2%, as a              Except as described above, Class A shares of
                                 percentage of the amount redeemed or              Pioneer Value Fund are subject to a front-end
                                 exchanged, on Class A and Investor Class          sales charge of up to 5.75%.
                                 shares held less than 30 days.
-----------------------------------------------------------------------------------------------------------------------------------
 Management and                  Safeco Large-Cap Value Fund pays an advisory      Pioneer's annual basic fee is 0.60% of Pioneer
 other fees                      fee on a monthly basis at an annual rate          Value Fund's average daily net assets.
                                 as follows:
                                 $0-$250,000,000:                0.70 of 1%        Pioneer's fee increases or decreases
                                 $250,000,001-$750,000,000:      0.65 of 1%        depending upon whether the Fund's
                                 $750,000,001-$1,250,000,000:    0.60 of 1%        performance exceeds, or is exceeded by,
                                 Over $1,250,000,000:            0.55 of 1%        that of the Russell 1000 Value Index over the
                                                                                   specified performance period. Each percentage
                                 SAM serves as administrator and fund              point of difference between the performance
                                 accounting agent for Safeco Large-Cap Value       of the Class A shares and the index (limited
                                 Fund. The Fund pays SAM an administrative         to a maximum of -10) is multiplied by a
                                 services fee of 0.05% of the Fund's average       performance rate adjustment of 0.01%. As
                                 daily net assets up to the first $200,000,000     a result, the fee is subject to a maximum
                                 and 0.01% of its net assets thereafter, and an    annualized rate adjustment of -0.10%. This
                                 accounting fee of 0.04% of the Fund's average     performance comparison is made at the end
                                 daily net assets up to the first $200,000,000     of each month. An appropriate monthly
                                 and 0.01% of its net assets thereafter.           percentage of this annual rate (based on the
                                                                                   number of days in the current month) is then
                                 During its most recent fiscal year, Safeco        applied to the Fund's average net assets for
                                 Large-Cap Value Fund paid aggregate advisory      the entire performance period, giving a dollar
                                 and administration fees at an average rate of     amount that is added to (or subtracted from)
                                 0.79% of average daily net assets.                the basic fee. In addition, the fee is also
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                    Safeco Large-Cap Value Fund                          Pioneer Value Fund
-----------------------------------------------------------------------------------------------------------------------------------
 Management and             SAM had contractually agreed until April 30,           further limited to a maximum annualized rate
 other fees (continued)     2009, to pay certain fund operating expenses           adjustment of -0.10% (i.e., the management
                            (but not all of the operating expenses of the          fee will not exceed 0.70% or be less than
                            Fund) that exceeded the rate of 0.40% per              0.50%). However, Pioneer currently is
                            annum of Safeco Large-Cap Value Fund's                 waving the lower limitation on its fee, but
                            average daily net assets. This arrangement             may reimpose it in the future. Because any
                            included all Fund operating expenses                   adjustments to the basic fee begin with the
                            except management fees, Rule 12b-1 fees,               comparative performance of the Fund and
                            brokerage commissions, interest, and                   the performance record of the index, the
                            extraordinary expenses.                                controlling factor is not whether fund
                                                                                   performance is up or down, but whether
                            For the fiscal year ended December 31, 2003,           it is up or down more or less than the
                            Safeco Large-Cap Value Fund's annual                   performance record of the index, regardless
                            operating expenses for Class A shares, after           of general market performance.
                            giving effect to the expense limitation were
                            1.35%, and without giving effect to the                During its most recent fiscal year, Pioneer
                            expense limitation, were 1.71%.                        Value Fund paid an advisory fee at an average
                                                                                   rate of 0.70% of average daily net assets.
                            For the fiscal year ended December 31, 2003,
                            Safeco Large-Cap Value Fund's annual                   In addition, the Fund reimburses Pioneer for
                            operating expenses for Class B shares, after           certain fund accounting and legal expenses
                            giving effect to the expense limitation were           incurred on behalf of the fund and pays a
                            2.10%, and without giving effect to the                separate shareholder servicing/transfer agency
                            expense limitation, were 2.55%.                        fee to PIMSS, an affiliate of Pioneer.

                            For the fiscal year ended December 31, 2003,           For the fiscal year ended September 30, 2003,
                            Safeco Large-Cap Value Fund's annual                   the Fund's total annual operating expenses for
                            operating expenses for Class C shares, after           Class A shares were 1.19% of average daily
                            giving effect to the expense limitation were           net assets. The Fund does not currently have
                            2.10%, and without giving effect to the                an expense limitation for its Class A shares.
                            expense limitation, were 2.33%.
                                                                                   Pioneer has agreed until the second
                            For the fiscal year ended December 31, 2003,           anniversary of the closing of the
                            Safeco Large-Cap Value Fund's annual                   Reorganization to limit the expenses
                            operating expenses for Investor Class shares,          (excluding extraordinary expenses) of the
                            after giving effect to the expense limitation          Investor Class to 1.10% of the average daily
                            were 1.10%, and without giving effect to the           net assets attributable to the Investor Class.
                            expense limitation, were 1.14%.
                                                                                   The Investor Class Shares to be issued in
                                                                                   the Reorganization will convert to Class A
                                                                                   shares after two years. Class A shares will
                                                                                   have higher expenses per share than Investor
                                                                                   Class Shares due to the Rule 12b-1 Plan. In
                                                                                   addition, although Pioneer has agreed to limit
                                                                                   the expenses attributable to Investor Class
                                                                                   shares, Pioneer is not required to limit the
                                                                                   expenses attributable to Class A shares.
-----------------------------------------------------------------------------------------------------------------------------------
 Distribution and service   Investor Class shares of each Fund are not subject to a Rule 12b-1 fee. Pioneer Investor Class
 (12b-1) fee                shares will convert into Class A shares after two years. Class A shares of each Fund are subject to a Rule 12b-1 fee equal to 0.25% annually of average daily net assets.
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                               Safeco Large-Cap Value Fund                           Pioneer Value Fund
-----------------------------------------------------------------------------------------------------------------------------------
 Buying shares        You may buy shares of Safeco Large-Cap             You may buy shares from any investment firm
                      Value Fund directly through Safeco Securities,     that has a sales agreement with PFD, Pioneer
                      the Fund's principal underwriter or through        Value Fund's distributor. Existing shareholders
                      brokers, registered investment advisers,           of Safeco Large-Cap Value Fund who own
                      banks and other financial institutions that        shares in their own name as of the closing of
                      have entered into selling agreements with the      the Reorganization (i.e. not in the name of a
                      Fund's principal underwriter, as described in      broker or other intermediary) or own shares in
                      the Fund's prospectus.                             the name of an omnibus account provider as
                                                                         of the closing of the Reorganization that
                      Certain account transactions may be done by        agrees with the Pioneer Fund to distinguish
                      telephone.                                         beneficial holders in the same manner and
                                                                         who maintain their accounts may buy shares
                                                                         of any fund in the Pioneer family of funds
                                                                         through such accounts in the future without
                                                                         paying sales charges.

                                                                         If the account is established in the
                                                                         shareholder's own name, shareholders may
                                                                         also purchase additional shares of Pioneer
                                                                         Value Fund by telephone or online.
-----------------------------------------------------------------------------------------------------------------------------------
 Exchange privilege   There are no sales charges on shares you           You may exchange shares of Pioneer
                      acquire through dividend reinvestment or other     Value Fund without incurring any fee on
                      fund distributions or for Class A shares that      the exchange with the more than 62 other
                      you have exchanged for Class A shares of           Pioneer Funds. Your exchange would be for
                      another Fund.                                      Class A shares, which is subject to Rule
                                                                         12b-1 fees. An exchange generally is treated
                      Certain account transactions may be done           as a sale and a new purchase of shares for
                      by telephone.                                      federal income tax purposes.

                                                                         If the account is established in the
                                                                         shareholder's own name, shareholders may
                                                                         also exchange shares of Pioneer Value Fund
                                                                         for shares of other Pioneer Funds by
                                                                         telephone or online.
-----------------------------------------------------------------------------------------------------------------------------------
 Selling shares       Investor Class and Class A shares will be sold at net asset value per share next calculated after each Fund receives your request in good order.
                      -------------------------------------------------------------------------------------------------------------
                      You may sell your shares by contacting Safeco      Normally, your investment firm will send
                      Large-Cap Value Fund directly in writing or by     your request to sell shares to PIMSS. You
                      contacting a financial intermediary as described   can also sell your shares by contacting the
                      in the Fund's prospectus.                          Fund directly if your account is registered in
                                                                         your name.

                                                                         If the account is established in the
                                                                         shareholder's own name, shareholders may
                                                                         also redeem shares of Pioneer Value Fund by
                                                                         telephone or online.
-----------------------------------------------------------------------------------------------------------------------------------

Comparison of Principal Risks of Investing in the Funds

     Because each Fund has a similar investment objective, primary investment policies and strategies, the Funds are subject to the same principal risks. You could lose money on your investment in either Fund or not make as much as if you invested elsewhere if:

     o Stock market goes down (this risk may be greater in the short-term)

     o Value stocks fall out of favor with investors

     o The Fund's assets remain undervalued or do not have the potential value originally expected

  o Stocks selected for income do not achieve the same return as securities selected for capital appreciation
    Investments in the Funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money by investing in either Fund.

     The Investor Class Shares to be issued in the Reorganization will convert to Class A shares after two years. Class A shares will have higher expenses per share than Investor Class Shares due to the Rule 12b-1 Plan. In addition, although Pioneer has agreed to limit the expenses attributable to Investor Class shares, Pioneer is not required to limit the expenses attributable to Class A shares.

Past Performance

     Set forth below is performance information for each Fund. The bar charts show how each Fund's total return (not including any deduction for sales charges) has varied from year to year for each full calendar year. The tables show average annual total return (before and after taxes) for each Fund over time for each class of shares (including deductions for sales charges) compared with a broad-based securities market index. The bar charts give an indication of the risks of investing in each Fund, including the fact that you could incur a loss and experience volatility of returns year to year. Past performance before and after taxes does not indicate future results.

                 Safeco Large-Cap Value Fund -- Investor Class
                         Calendar Year Total Returns*

       [DATA BELOW IS REPRESENTED BY A BAR CHART IN THE ORIGINAL REPORT]

  '94     '95     '96     '97    '98    '99     '00     '01      '02     '03
-1.09   30.36   23.99   26.43   6.31   1.17   -6.36   -7.06    17.40    4.20

* During the period shown in the bar chart, your Safeco Fund's highest quarterly return was 14.77% for the quarter ended June 30, 2003, and the lowest quarterly return was -17.60% for the quarter ended September 30, 2002.

                     Pioneer Value Fund -- Class A Shares
                          Calendar Year Total Returns*


       [DATA BELOW IS REPRESENTED BY A BAR CHART IN THE ORIGINAL REPORT]

   '94     '95     '96     '97    '98    '99     '00     '01      '02     '03
 -1.73   27.15   21.99   23.70  -7.99   1.61   15.95   -3.09   -18.79   28.54

* During the period shown in the bar chart, Pioneer Value Fund's highest quarterly return was 15.93% for the quarter ended June 30, 2003, and the lowest quarterly return was -22.31% for the quarter ended September 30, 1998.

                          Safeco Large-Cap Value Fund
             Average Annual Total Returns as of December 31, 2003

-----------------------------------------------------------------------------------------------------------
                                                                     1 Year       5 Years      10 Years
-----------------------------------------------------------------------------------------------------------
 Safeco Large-Cap Value Fund, Class A Shares
-----------------------------------------------------------------------------------------------------------
 Return Before Taxes                                                  16.75%        -3.39%       5.98%
-----------------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions(1)                               16.57%        -4.07%       4.11%
-----------------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions and Sale of Fund Shares(1)       11.10%        -3.20%       4.18%
-----------------------------------------------------------------------------------------------------------
 Safeco Large-Cap Value Fund, Class B Shares
-----------------------------------------------------------------------------------------------------------
 Return Before Taxes                                                  17.98%        -3.36%       6.19%
-----------------------------------------------------------------------------------------------------------
 Safeco Large-Cap Value Fund, Class C Shares
-----------------------------------------------------------------------------------------------------------
 Return Before Taxes                                                  22.00%        -2.92%       6.11%
-----------------------------------------------------------------------------------------------------------
 Safeco Large-Cap Value Fund, Investor Class Shares
-----------------------------------------------------------------------------------------------------------
 Return Before Taxes                                                  24.20%        -2.01%       6.86%
-----------------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions(1)                               23.94%        -2.79%       4.86%
-----------------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions and Sale of Fund Shares(1)       16.01%        -2.11%       4.87%
-----------------------------------------------------------------------------------------------------------
 Russell 1000 Value Index(2)
  (reflects no deduction for fees, expenses or taxes)                 30.03%         3.57%      11.87%
-----------------------------------------------------------------------------------------------------------

(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or IRA accounts, or to investors that are tax-exempt.

(2) The Russell 1000 Value Index, an unmanaged index of value stocks in the Russell 1000 Index of 1,000 largest-capitalization U.S. stocks, is for reference only and does not mirror the Fund's investments.

                     Pioneer Value Fund -- Class A Shares
             Average Annual Total Returns as of December 31, 2003

-----------------------------------------------------------------------------------------------------------
                                                                     1 Year      5 Years     10 Years
-----------------------------------------------------------------------------------------------------------
 Pioneer Value Fund, Class A Shares
-----------------------------------------------------------------------------------------------------------
 Return Before Taxes                                                  21.13%       2.36%       6.90%
-----------------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions(1)                               20.74%       0.96%       4.80%
-----------------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions and Sale of Fund Shares(1)       13.76%       1.44%       4.94%
-----------------------------------------------------------------------------------------------------------
 Russell 1000 Value Index(2)
  (reflects no deduction for fees, expenses or taxes)                 30.03%       3.56%      11.88%
-----------------------------------------------------------------------------------------------------------

(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or IRA accounts, or to investors that are tax-exempt.

(2) The Russell 1000 Value Index, an unmanaged index of value stocks in the Russell 1000 Index of 1,000 largest-capitalization U.S. stocks, is for reference only and does not mirror the Fund's investments.

     Pioneer Value Fund's Investor Class shares will not be outstanding prior to the closing of the Reorganization and consequently have no performance history. However, the performance record of the Investor Class would be modestly higher than the performance of Class A, B and C shares due to the lower expenses applicable to the Investor Class.

     The most recent portfolio manager's discussion of each Fund's performance is attached as Exhibit D.

The Funds' Fees and Expenses

     Shareholders of both Funds pay various fees and expenses, either directly or indirectly. The tables below show the fees and expenses that you would pay if you were to buy and hold shares of each Fund. The expenses in the tables appearing below are based on (i) for your Safeco Fund, the expenses of your Safeco Fund for the period ended December 31, 2003 and (ii) for Pioneer Value Fund, the expenses of Pioneer Value Fund for the period ended June 30, 2003. Future expenses for all share classes may be greater or less.

                                                                                         Safeco
                                                                          Safeco       Large-Cap
                                                                         Large-Cap       Value
                                                                        Value Fund        Fund
                                                                          Class A       Class B
Shareholder transaction fees (paid directly from your investment)      ------------   -----------
Maximum sales charge (load) when you buy shares as a percentage
 of offering price ...................................................    5.75%(6)        None
Maximum deferred sales charge (load) as a percentage of purchase price or the amount you receive when you sell shares, whichever
 is less .............................................................    None            5.00%(7)
Redemption fees for shares held less than 30 days ....................    2.00%           None
Wire redemption fee ..................................................    $ 20(4)         $ 20(4)
Annual low balance fee ...............................................    $ 12(5)         $ 12(5)

Annual fund operating expenses (deducted from fund assets)
 (as a % of average net assets)
Management fee .......................................................    0.70%           0.70%
Distribution and service (12b-1) fee .................................    0.25%           1.00%
Other expenses .......................................................    0.76%           0.85%
Total fund operating expenses ........................................    1.71%           2.55%
Expense reimbursement/reduction ......................................    0.36%(2)        0.45%(2)
Net fund operating expenses ..........................................    1.35%           2.10%

                                                                          Safeco        Safeco       Pro Forma
                                                                        Large-Cap      Large-Cap      Pioneer
                                                                          Value          Value       Value Fund
                                                                           Fund          Fund         Investor
                                                                         Class C    Investor Class    Class(9)
Shareholder transaction fees (paid directly from your investment)      ----------   --------------   ----------
Maximum sales charge (load) when you buy shares as a percentage
 of offering price ...................................................    None           None           None(1)
Maximum deferred sales charge (load) as a percentage of purchase price or the amount you receive when you sell shares, whichever
 is less .............................................................    1.00%(8)       None           None
Redemption fees for shares held less than 30 days ....................    None           2.00%          None
Wire redemption fee ..................................................    $ 20(4)       $ 20(4)         $ 10
Annual low balance fee ...............................................    $ 12(5)       $ 12(5)          N/A

Annual fund operating expenses (deducted from fund assets)
 (as a % of average net assets)
Management fee .......................................................    0.70%          0.70%          0.63%
Distribution and service (12b-1) fee .................................    1.00%          None           None
Other expenses .......................................................    0.63%          0.44%          0.47%
Total fund operating expenses ........................................    2.33%          1.14%          1.10%
Expense reimbursement/reduction ......................................    0.23%(2)       0.04%(2)       None(3)
Net fund operating expenses ..........................................    2.10%          1.10%          1.10%

----------
(1) No sales load will apply to shares received in the Reorganization by shareholders of your Safeco Fund who become shareholders of record of Pioneer Value Fund through the Reorganization. In addition, shareholders of your Safeco Fund who own shares in their own name as of the closing of the Reorganization (i.e., not in the name of a broker or other intermediary) or own shares in the name of an omnibus account provider as of the closing of the Reorganization that agrees with the Pioneer Fund to distinguish beneficial holders in the same manner and who maintain their accounts may purchase Class A Shares of Pioneer Value Fund or of any Fund in the Pioneer family of funds through such account in the future without paying a sales charge.

(2) As described above, SAM had contractually agreed to reimburse Safeco Large-Cap Value Fund for certain Fund operating expenses (but not all of the operating expenses of the Fund) that exceeded the rate of 0.40% per annum of the Fund's average daily net assets. This arrangement included all fund operating expenses except management fees, Rule 12b-1 fees, brokerage commissions, interest, and extraordinary expenses.

(3) Pioneer has agreed that through the second anniversary of the closing of the Reorganization, Pioneer will limit the expenses (excluding extraordinary expenses) of the Investor Class shares of Pioneer Value Fund to 1.10% of average daily net assets.

(4) There is a higher charge for international wire redemptions, which may vary by country or dollar amount.

(5) A low balance fee is charged once in year in December for accounts with balances under $1,000 in your Safeco Fund.

(6) Purchases of $1,000,000 or more of Class A shares of your Safeco Fund are not subject to a front-end sales charge, but a 1.00% deferred sales charge will apply to redemptions made in the first twelve months except with respect to participant-directed redemptions from qualified retirement plans.

(7) The contingent deferred sales charge on Class B shares of your Safeco Fund reduces to zero after six years from purchase, and the Class B shares convert to Class A shares at that time.

(8) The contingent deferred sales charge on Class C shares applies only to redemptions made in the first twelve months after purchase.

(9) The Investor Class shares to be issued in the Reorganization will convert to Class A shares after two years. Class A shares will have higher expenses per share than Investor Class shares due to the Rule 12b-1 Plan. In addition, although Pioneer has agreed to limit the expenses attributable to Investor Class shares, Pioneer is not required to limit the expenses attributable to Class A shares. Class A shares do not currently have an expense limitation.

     The hypothetical example below helps you compare the cost of investing in each Fund. It assumes that: (a) you invest $10,000 in each Fund for the time periods shown, (b) you reinvest all dividends and distributions, (c) your investment has a 5% return each year, (d) each Fund's gross operating expenses remain the same, (e) the expense limitations are in effect for five years for Safeco Large-Cap Value Fund and two years for Pioneer Value Fund and (f) and the Investor Class shares of Pioneer Value Fund convert to Class A shares after two years. The examples are for comparison purposes only and are not a representation of either Fund's actual expenses or returns, either past or future.

  Example
             Safeco Large-Cap Value Fund
Class A Shares
  Year 1 ..............             $  705
  Year 3 ..............             $  978
  Year 5 ..............             $1,272
  Year 10 .............             $2,318

                              With         Without
Class B Shares              Redemption    Redemption
  Year 1 ..............       $  713       $   213
  Year 3 ..............       $  958       $   658
  Year 5 ..............       $1,329       $ 1,129
  Year 10 .............       $2,290       $ 2,290

                               With         Without
Class C Shares              Redemption    Redemption
  Year 1 ..............       $  313        $  213
  Year 3 ..............       $  658        $  658
  Year 5 ..............       $1,129        $1,129
  Year 10 .............       $2,565        $2,565

Investor Class Shares
  Year 1 ..............             $  112
  Year 3 ..............             $  350
  Year 5 ..............             $  606
  Year 10 .............             $1,366

              Pro FormaPioneer Value Fund

Investor Class Shares
  Year 1 ..............             $  113
  Year 3 ..............             $  346
  Year 5 ..............             $  594
  Year 10 .............             $1,430

Reasons for the Proposed Reorganization

     The Trustees believe that the proposed Reorganization is in the best interests of Safeco Large-Cap Value Fund. The Trustees considered the following matters, among others, in approving the proposal.

     First, SAM, the investment adviser to the Safeco Fund until August 2, 2004, was acquired by Symetra. Symetra informed the Trustees that it did not intend to continue to provide investment advisory services to the Safeco Funds. Consequently, a change in your Safeco Fund's investment adviser was necessary.

     Second, Pioneer Value Fund's short and long-term performance record is superior to the performance record of your Safeco Fund. For the one, five and ten year periods ended June 30, 2004, Class A shares of Pioneer Value Fund had an average annual return of 20.04%, 3.24%, and 8.43%, respectively, compared to an average annual return of the Class A shares and Investor Class shares of 11.80% and 18.91% (one year) -3.11% and -1.71% (five year) and 6.63% and 7.52%
(ten year), respectively, during the same periods. In addition, the Trustees considered the track record of Pioneer in managing equity and fixed income mutual funds.

     Third, the resources of Pioneer. At June 30, 2004, Pioneer managed over 62 investment companies and accounts with approximately $35 billion in assets. Pioneer is part of the global asset management group of UniCredito Italiano S.p.A., one of the largest banking groups in Italy, providing investment management and financial services to mutual funds, institutions and other clients. As of June 30, 2004, assets under management of UniCredito Italiano S.p.A. were approximately $151 billion worldwide. Shareholders of your Safeco Fund would become part of a significantly larger family of funds that offers a more diverse array of investment options and enhanced shareholder account options. The Pioneer family of mutual funds offers over 62 funds, including domestic and international equity and fixed income funds and a money market fund that will be available to your Safeco Fund's shareholders through exchanges. In addition, Pioneer offers shareholders additional options for their accounts, including the ability to transact and exchange shares over the telephone or online and the ability to access account values and transaction history in all of the shareholder's direct accounts in the Pioneer Funds over the telephone or online.

     Fourth, Pioneer Value Fund's lower operating expenses and Pioneer's commitment until the second anniversary of the Reorganization to limit the expenses (excluding extraordinary expenses) of the Investor Class of Pioneer Value Fund to 1.10% of average daily net assets. The estimated expense ratio of the Investor Class shares of Pioneer Value Fund is lower or equal to both the gross expenses and expenses net of expense reimbursement of each class of shares of your Safeco Fund. Although you will experience higher expenses once the Investor Class shares convert to Class A shares after two years, the Class A expense ratio for the most recent fiscal year was 1.19% of average daily net assets, which was below the total gross and net expenses of the Class A shares of your Safeco Fund.

     Fifth, the substantially larger size of Pioneer Value Fund offers greater opportunity for diversification of the investment portfolio, which should help to reduce risks.

     Sixth, shareholders who own shares in their name as of the closing of the Reorganization (i.e., not in the name of a broker or other intermediary) and maintain their account may purchase additional Class A shares of the corresponding Pioneer Fund through such account in the future or may exchange those shares for Class A shares of another Pioneer Fund or purchase Class A share of another Pioneer Fund without paying any sales charge.

     Seventh, the Investor Class shares of Pioneer Value Fund received in the Reorganization will provide Safeco Large-Cap Value Fund shareholders with exposure to substantially the same investment product as they currently have.

     Pioneer and Symetra will pay all out of pocket expenses of the Safeco Funds and the Pioneer Funds associated with the Reorganizations, including, but not limited to: (1) the expenses associated with the preparation, printing and mailing of any shareholder communications, including this joint Proxy Statement/Prospectus, and any filings with the SEC and other governmental authorities in connection with the Reorganizations; (2) the fees and expenses of any proxy solicitation firm retained in connection with the Reorganizations;
(3) the legal fees and expenses incurred by the Safeco Funds in connection with the Reorganizations; and (4) the Trustees' fees and out of pocket expenses incurred as a result of the Reorganizations.

     The Trustees also considered that Pioneer and Symetra will benefit from the Reorganization. See "Will Pioneer and Symetra from the Reorganizations."

     The Board of Trustees of Pioneer Value Fund also considered that the Reorganization presents an excellent opportunity for the Pioneer Value Fund to acquire investment assets without the obligation to pay commissions or other transaction costs that a fund normally incurs when purchasing securities. This opportunity provides an economic benefit to Pioneer Value Fund and its shareholders.

                                CAPITALIZATION

     The following table sets forth the capitalization of each Fund as of September 30, 2004, and pro forma combined Fund as of September 30, 2004.

                                           Safeco                                  Pro Forma
                                          Large-Cap             Pioneer             Pioneer
                                         Value Fund           Value Fund           Value Fund
                                     September 30, 2004   September 30, 2004   September 30, 2004
                                    -------------------   ------------------   ------------------
  Total Net Assets (in thousands)         $ 147,084            $3,788,405          $3,935,489
    Class A shares ................       $   1,654            $3,745,064          $3,745,064
    Class B shares ................       $     996            $   32,311          $   32,311
    Class C shares ................       $     143            $    9,168          $    9,168
    Investor Class shares .........       $ 144,291                   N/A          $  147,084
    Class Y shares ................       N/A                  $    1,852          $    1,852
    Class R shares ................       N/A                  $       10          $       10
  Net Asset Value Per Share
    Class A shares ................       $   19.46            $    18.83          $    18.83
    Class B shares ................       $   19.47            $    17.87          $    17.87
    Class C shares ................       $   19.55            $    17.87          $    17.87
    Investor Class shares .........       $   19.34                   N/A          $    18.83
    Class Y shares ................       N/A                  $    18.84          $    18.84
    Class R shares ................       N/A                  $    18.64          $    18.64
  Shares Outstanding
    Class A shares ................          85,000           198,896,441         198,896,441
    Class B shares ................          51,153             1,807,707           1,807,707
    Class C shares ................           7,334               513,049             513,049
    Investor Class shares .........       7,459,486                  N/A            7,811,152
    Class Y shares ................       N/A                      98,313              98,313
    Class R shares ................       N/A                         539                 539

     It is impossible to predict how many shares of Pioneer Value Fund will actually be received and distributed by your Safeco Fund on the Reorganization date. The table should not be relied upon to determine the amount of Pioneer Value Fund's shares that will actually be received and distributed.

                     BOARD'S EVALUATION AND RECOMMENDATION

     For the reasons described above, the Trustees, including the Independent Trustees, approved the Reorganization. In particular, the Trustees determined that the Reorganization is in the best interests of your Safeco Fund. Similarly, the Board of Trustees of Pioneer Value Fund, including its Independent Trustees, approved the Reorganization. They also determined that the Reorganization is in the best interests of Pioneer Value Fund.

     The Trustees recommend that the shareholders of your Safeco Fund vote FOR the proposal to approve the Agreement and Plan of Reorganization.

                        Safeco Multi-Cap Core Fund and
                          Pioneer Mid Cap Value Fund

                                 PROPOSAL 1(g)

               Approval of Agreement and Plan of Reorganization

                                    SUMMARY

     The following is a summary of more complete information appearing later in this Proxy Statement/Prospectus or incorporated herein. You should read carefully the entire Proxy Statement/Prospectus, including the form of Agreement and Plan of Reorganization attached as EXHIBIT A-1, because it contains details that are not in the summary.

     The Investor Class shares to be issued in the Reorganization will convert to Class A shares after two years. Class A shares will have higher expenses per share than Investor Class shares due to the Rule 12b-1 Plan. In addition, although Pioneer has agreed to limit the expenses attributable to Investor Class shares, Pioneer is not required to limit the expenses attributable to Class A shares.

     In the table below, if a row extends across the entire table, the policy disclosed applies to both your Safeco Fund and the Pioneer Fund.

    Comparison of Safeco Multi-Cap Core Fund to Pioneer Mid Cap Value Fund

-----------------------------------------------------------------------------------------------------------------------------------
                                  Safeco Multi-Cap Core Fund                    Pioneer Mid Cap Value Fund
-----------------------------------------------------------------------------------------------------------------------------------
 Business                  A series of Safeco Common Stock Trust,        A diversified open-end management
                           a diversified open-end management             investment company registered under the
                           investment company organized as a             Investment Company Act organized as a
                           Delaware statutory trust.                     Delaware statutory trust.
-----------------------------------------------------------------------------------------------------------------------------------
 Net assets as of          $90 million                                   $1,820 million
 June 30, 2004
-----------------------------------------------------------------------------------------------------------------------------------
 Investment advisers and   Investment adviser (until August 2, 2004):    Investment adviser:
 portfolio managers        SAM                                           Pioneer

                           Portfolio Managers:                           Portfolio Managers:
                           Bill Whitlow (since 1997 and until            J. Rodman Wright
                           August 2, 2004)                               Senior Vice President, Pioneer
                           CFA, Vice President, SAM                      Joined Pioneer in 1994
                           Joined SAM in 2001                            Investment professional since 1988

                           Brian Clancy (since 2003)                     Sean Gavin
                           CFA, Equity Analyst, SAM                      Vice President, Pioneer
                           Joined SAM in 1996                            Joined Pioneer in 2002

                           Currently Pioneer is acting as investment
                           adviser to Safeco Multi-Cap Core Fund. The
                           Portfolio Managers of Pioneer Mid Cap Value
                           Fund, as indicated in the next column,
                           currently manage your Safeco Fund.
-----------------------------------------------------------------------------------------------------------------------------------
 Investment objective      Safeco Multi-Cap Core Fund seeks long-term    Pioneer Mid Cap Value Fund seeks capital
                           growth of capital.                            appreciation by investing in a diversified
                                                                         portfolio of securities consisting primarily
                                                                         of common stocks.
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

-----------------------------------------------------------------------------------------------------------------------------------
                                  Safeco Multi-Cap Core Fund                       Pioneer Mid Cap Value Fund
-----------------------------------------------------------------------------------------------------------------------------------
 Primary investments     Under normal circumstances, Safeco Multi-Cap      Normally, Pioneer Mid Cap Value Fund invests
                         Core Fund invests in a blend of growth and        at least 80% of its total assets in equity
                         value-oriented stocks of companies of any size.   securities of mid-size companies, that is
                                                                           companies with market values within the
                                                                           range of market values of companies included
                                                                           in the Russell Midcap Value Index.

                                                                           Pioneer Mid Cap Value Fund focuses on
                                                                           issuers with capitalizations within the $1
                                                                           billion to $10 billion range, and that range
                                                                           will change depending on market conditions.

                                                                           The equity securities in which Pioneer
                                                                           Mid Cap Value Fund principally invests are
                                                                           common stocks, preferred stocks, depositary
                                                                           receipts and convertible debt, but the Fund
                                                                           may invest in other types of equity securities
                                                                           to a lesser extent, such as warrants
                                                                           and rights.
-----------------------------------------------------------------------------------------------------------------------------------
 Investment strategies   In managing the portfolio and selecting           Pioneer Mid Cap Value Fund takes a
                         securities, SAM considered companies with:        fundamental, research-driven approach in
                                                                           seeking to provide superior returns over time.
                         o Faster earnings growth than their               Pioneer seeks securities selling at substantial
                           competitors                                     discounts to their underlying values and then
                         o Low price-to-earnings ratios when compared      holds these securities until the market values
                           to competitors                                  reflect their intrinsic values.
                         o A share price that represents good value
                         o Potential for long-term appreciation            Pioneer evaluates a security's potential value,
                                                                           including the attractiveness of its market
                                                                           valuation, based on the company's assets
                                                                           and earnings growth. Pioneer evaluates the
                                                                           issuer based on its financial statements
                                                                           and operations, employing a bottom-up
                                                                           analytic style.

                                                                           Factors Pioneer looks for in selecting
                                                                           investments include:

                                                                           o Favorable expected returns relative to
                                                                             perceived risk
                                                                           o Management with demonstrated ability and
                                                                             commitment to the company
                                                                           o Low market valuations relative to earnings
                                                                             forecast, book value, cash flow and sales
                                                                           o Turnaround potential for companies that
                                                                             have been through difficult periods
                                                                           o Estimated private market value in excess
                                                                             of current stock price
                                                                           o Whether the issuer's industry has strong
                                                                             fundamentals, such as increasing or
                                                                             sustainable demand and barriers to entry
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

-----------------------------------------------------------------------------------------------------------------------------------
                                     Safeco Multi-Cap Core Fund                         Pioneer Mid Cap Value Fund
-----------------------------------------------------------------------------------------------------------------------------------
 Other investments         Safeco Multi-Cap Core Fund may invest in           Pioneer Mid Cap Value Fund may invest up
                           securities convertible into common stock,          to 25% of its total assets in equity and debt
                           but less than 35% of its total assets will be      securities of non-U.S. issuers. The Fund will
                           invested in such securities.                       not invest more than 5% of its total assets in
                                                                              the securities of emerging markets issuers.
                           Safeco Multi-Cap Core Fund may invest up to
                           20% of assets in foreign securities.               Pioneer Mid Cap Value Fund may invest up
                                                                              to 20% of its total assets in debt securities of
                           Safeco Multi-Cap Core Fund may invest up to        corporate and government issuers. Generally
                           10% of its total assets in debt securities rated   the Fund acquires debt securities that are
                           below investment grade.                            investment grade, but the Fund may invest up
                                                                              to 5% of its net assets in below investment
                                                                              grade convertible debt securities issued by
                                                                              both U.S. and non-U.S. issuers. The Fund
                                                                              invests in debt securities when Pioneer
                                                                              believes they are consistent with the Fund's
                                                                              investment objective by offering the potential
                                                                              for capital appreciation, to diversify the Fund's
                                                                              portfolio or for greater liquidity.
-----------------------------------------------------------------------------------------------------------------------------------
 Temporary defensive       Safeco Multi-Cap Core Fund may hold cash or        Pioneer Mid Cap Value Fund may invest all or
 strategies                invest in high-quality, short-term securities      part of its assets in securities with remaining
                           issued by an agency or instrumentality of the      maturities of less than one year, cash
                           U.S. government, high-quality commercial           equivalents or may hold cash.
                           paper, certificates of deposit, shares of
                           no-load, open-end money market funds, or
                           repurchase agreements as a temporary
                           defensive measure when market conditions
                           so warrant.
-----------------------------------------------------------------------------------------------------------------------------------
 Diversification           Each Fund is diversified for the purpose of the Investment Company Act and each Fund is subject to diversification requirements under the Code.
-----------------------------------------------------------------------------------------------------------------------------------
 Industry Concentration    Each Fund may not invest more than 25% of its assets in any one industry.
-----------------------------------------------------------------------------------------------------------------------------------
 Restricted and illiquid   If immediately after and as a result of such       Pioneer Mid Cap Value Fund will not invest
 securities                action the value of the following securities, in   more than 15% of its net assets in illiquid
                           the aggregate, would exceed 15% of Safeco          and other securities that are not readily
                           Multi-Cap Core Fund's net assets, the Fund will    marketable. Repurchase agreements maturing
                           not (i) purchase securities for which there is     in more than seven days will be included for
                           no readily available market, (ii) purchase time    purposes of the foregoing limit. Securities
                           deposits maturing in more than seven days,         subject to restrictions on resale under the
                           (iii) purchase over-the-counter (OTC) options      1933 Act, are considered illiquid unless they
                           or hold assets set aside to cover OTC options      are eligible for resale pursuant to Rule 144A
                           written by the Fund, (iv) enter into repurchase    or another exemption from the registration
                           agreements maturing in more than seven             requirements of the 1933 Act and are
                           days, or (v) invest in interests in real estate    determined to be liquid by Pioneer.
                           investment trusts which are not readily
                           marketable or interests in real estate limited
                           partnerships which are not listed or traded on
                           the NASDAQ Stock Market.
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                    Safeco Multi-Cap Core Fund                          Pioneer Mid Cap Value Fund
-----------------------------------------------------------------------------------------------------------------------------------
 Borrowing                Safeco Multi-Cap Core Fund may borrow                Pioneer Mid Cap Value Fund may not borrow
                          money (i) from banks or (ii) by engaging in          money in amounts exceeding 10% of the
                          reverse repurchase agreements.                       Fund's total assets (including the amount
                                                                               borrowed) taken at market value.
-----------------------------------------------------------------------------------------------------------------------------------
 Lending                  Safeco Multi-Cap Core Fund may lend                  Pioneer Mid Cap Value Fund may not make
                          securities to qualified institutional investors      loans, except that the Fund may (i) lend
                          with a value of up to 33% of the Fund's              portfolio securities in accordance with the
                          total assets.                                        Fund's investment policies, (ii) enter into
                                                                               repurchase agreements, (iii) purchase all or
                                                                               a portion of an issue of publicly distributed
                                                                               debt securities, bank loan participation
                                                                               interests, bank certificates of deposit, bankers'
                                                                               acceptances, debentures or other securities,
                                                                               whether or not the purchase is made upon
                                                                               the original issuance of the securities,
                                                                               (iv) participate in a credit facility whereby
                                                                               the Fund may directly lend to and borrow
                                                                               money from other affiliated funds to the extent
                                                                               permitted under the Investment Company
                                                                               Act or an exemption therefrom, and (v) make
                                                                               loans in any other manner consistent with
                                                                               applicable law, as amended and interpreted or
                                                                               modified from time to time by any regulatory
                                                                               authority having jurisdiction.
-----------------------------------------------------------------------------------------------------------------------------------
 Derivative instruments   Safeco Multi-Cap Core Fund may write a put or        Pioneer Mid Cap Value Fund may use
                          call option if, as a result thereof, the aggregate   futures and options on securities, indices
                          value of the assets underlying all such options      and currencies, forward currency exchange
                          does not exceed 25% of the Fund's net assets.        contracts and other derivatives. The Fund
                                                                               does not use derivatives as a primary
                          Safeco Multi-Cap Core Fund may purchase a            investment technique and generally limits
                          put or call option or option on a futures            their use to hedging. However, the Fund may
                          contract if, as a result thereof, the aggregate      use derivatives for a variety of non-principal
                          premiums paid on all options or options on           purposes, including:
                          futures contracts held by the Fund do not
                          exceed 20% of the Fund's net assets.                 o As a hedge against adverse changes
                                                                                 in stock market prices, interest rates
                          Safeco Multi-Cap Core Fund may enter into any          or currency exchange rates
                          futures contract or option on futures contract       o As a substitute for purchasing or
                          if, as a result thereof, the aggregate margin          selling securities
                          deposits and premiums required on all such           o To increase the Fund's return as a
                          instruments do not exceed 5% of the Fund's             non-hedging strategy that may be
                          net assets.                                            considered speculative

                          Safeco Multi-Cap Core Fund may not purchase
                          securities on margin. However, the Fund may
                          (i) obtain short-term credits as necessary to
                          clear its purchases and sales of securities, and
                          (ii) make margin deposits in connection with
                          its use of financial options and futures,
                          forward and spot currency contracts, swap
                          transactions and other financial contracts or
                          derivative instruments.
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                    Safeco Multi-Cap Core Fund                          Pioneer Mid Cap Value Fund
-----------------------------------------------------------------------------------------------------------------------------------
 Other investment policies       As described above, the Funds have substantially similar principal investment
 and restrictions                strategies and policies. Certain of the non-principal investment policies and restrictions are different. For a more complete discussion of each Fund's other investment policies and fundamental and non-fundamental investment restrictions, see the SAI.
-----------------------------------------------------------------------------------------------------------------------------------
                                         Buying, Selling and Exchanging Shares
-----------------------------------------------------------------------------------------------------------------------------------
 Sales charges                   Purchases under $1,000,000 of Class A shares       The Investor Class shares of Pioneer Mid Cap
                                 of Safeco Multi-Cap Core Fund are subject to a     Value Fund you receive in the Reorganization
                                 5.75% front-end sales charge.                      will not be subject to any sales charge.
                                                                                    Moreover, if you own shares in your own
                                 Contingent deferred sales charge of up to 5%       name as of the closing of the Reorganization
                                 if you redeem Class B shares within six years      (i.e., not in the name of a broker or other
                                 of purchase.                                       intermediary) or own shares in the name of
                                                                                    an omnibus account provider as of the closing
                                 Contingent deferred sales charge of 1% if          of the Reorganization that agrees with the
                                 you redeem Class C shares within one year          Pioneer Fund to distinguish beneficial holders
                                 of purchase.                                       in the same manner and maintain your
                                                                                    account, you may purchase Class A shares
                                 Purchases of Investor Class shares of Safeco       of Pioneer Mid Cap Value Fund and Class A
                                 Multi-Cap Core Fund are not subject to a           shares of any fund in the Pioneer family of
                                 sales load.                                        funds through such account in the future
                                                                                    without paying any sales charge.
                                 Safeco Multi-Cap Core Fund assesses a
                                 mandatory redemption fee of 2%, as a               Except as described above, Class A shares of
                                 percentage of the amount redeemed or               Pioneer Mid Cap Value Fund are subject to a
                                 exchanged, on Class A and Investor Class           front-end sales charge of up to 5.75%.
                                 shares held less than 30 days.
-----------------------------------------------------------------------------------------------------------------------------------
 Management and                  Safeco Multi -Cap Core Fund pays an advisory       Pioneer Mid Cap Value Fund pays Pioneer a
 other fees                      fee on a monthly basis at an annual rate           management fee equal to:
                                 as follows:
                                                                                    0.70% of average daily net assets up to
                                 $0-$250,000,000:                  0.70 of 1%         $500 million;
                                 $250,000,001-$750,000,000:        0.65 of 1%       0.65% of the next $500 million; and
                                 $750,000,001-$1,250,000,000:      0.60 of 1%       0.625% on assets over $1 billion, based
                                 Over $1,250,000,000:              0.55 of 1%       on the Fund's performance and the size of
                                                                                    the Fund.
                                 SAM serves as administrator and fund
                                 accounting agent for Safeco Multi-Cap Core         Pioneer's fee increases or decreases
                                 Fund. The Fund pays SAM an administrative          depending upon whether the Fund's
                                 services fee of 0.05% of the Fund's average        performance exceeds, or is exceeded by,
                                 daily net assets up to the first $200,000,000      that of the Russell Midcap Value Index over
                                 and 0.01% of its net assets thereafter, and an     the specified performance period. Each
                                 accounting fee of 0.04% of the Fund's average      percentage point of difference between the
                                 daily net assets up to the first $200,000,000      performance of the Class A shares and the
                                 and 0.01% of its net assets thereafter.            index (limited to a maximum of -20) is
                                                                                    multiplied by a performance rate adjustment
                                 During its most recent fiscal year, Safeco         of 0.02%. As a result, the fee is subject to
                                 Multi-Cap Core Fund paid aggregate advisory        a maximum annualized rate adjustment of
                                 and administration fees at an average rate of      -0.20%. This performance comparison
                                 0.79% of average daily net assets.                 is made at the end of each month. An
                                                                                    appropriate monthly percentage of this annual
                                 SAM had contractually agreed until April 30,       rate (based on the number of days in the
                                 2009, to pay certain Fund operating expenses       current month) is then applied to the Fund's
                                 (but not all of the operating expenses of the
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                   Safeco Multi-Cap Core Fund                         Pioneer Mid Cap Value Fund
-----------------------------------------------------------------------------------------------------------------------------------
 Management and           Fund) that exceeded the rate of 0.40% per             average net assets for the entire performance
 other fees (continued)   annum of the Fund's average daily net assets.         period, giving a dollar amount that is added to
                          This arrangement included all Fund operating          (or subtracted from) the basic fee. In addition,
                          expenses except management fees, Rule 12b-1           the fee is also further limited to a maximum
                          fees, brokerage commissions, interest, and            annualized rate adjustment of -0.20% (i.e.,
                          extraordinary expenses.                               the management fee, assuming net assets
                                                                                of $500 million, will not exceed 0.90% or be
                          For the fiscal year ended December 31, 2003,          less than 0.50%). However, Pioneer currently
                          the Fund's annual operating expenses for Class        is waving the lower limitation on its fee, but
                          A shares, after giving effect to the expense          may reimpose it in the future. Because any
                          limitation were 1.35%, and without giving             adjustments to the basic fee begin with the
                          effect to the expense limitation, were 1.78%.         comparative performance of the Fund and
                                                                                the performance record of the index, the
                          For the fiscal year ended December 31, 2003,          controlling factor is not whether fund
                          the Fund's annual operating expenses for Class        performance is up or down, but whether
                          B shares, after giving effect to the expense          it is up or down more or less than the
                          limitation were 2.10%, and without giving             performance record of the index, regardless
                          effect to the expense limitation, were 2.54%.         of general market performance.

                          For the fiscal year ended December 31, 2003,          During its most recent fiscal year, Pioneer
                          the Fund's annual operating expenses for Class        Mid Cap Value Fund paid an advisory fee at
                          C shares, after giving effect to the expense          an average rate of 0.76% of average daily
                          limitation were 2.10%, and without giving             net assets.
                          effect to the expense limitation, were 2.46%.
                                                                                In addition, the Fund reimburses Pioneer for
                          For the fiscal year ended December 31, 2003,          certain fund accounting and legal expenses
                          the Fund's annual operating expenses for              incurred on behalf of the Fund and pays a
                          Investor Class shares, after giving effect to         separate shareholder servicing/transfer agency
                          the expense limitation were 1.10%, and                fee to PIMSS, an affiliate of Pioneer.
                          without giving effect to the expense limitation,
                          were 1.23%.                                           For the fiscal year ended October 31, 2003,
                                                                                the Fund's total annual operating expenses for
                                                                                Class A shares were 1.37% of average daily
                                                                                net assets. The Fund does not currently have
                                                                                an expense limitation for its Class A shares.

                                                                                Pioneer has agreed until the second
                                                                                anniversary of the closing of the
                                                                                Reorganization to limit the expenses
                                                                                (excluding extraordinary expenses) of the
                                                                                Investor Class to 1.10% of the average daily
                                                                                net assets attributable to the Investor Class.

                                                                                The Investor Class shares to be issued in the
                                                                                Reorganization will convert to Class A shares
                                                                                after two years. Class A shares will have
                                                                                higher expenses per share than Investor
                                                                                Class shares due to the Rule 12b-1 Plan. In
                                                                                addition, although Pioneer has agreed to limit
                                                                                the expenses attributable to Investor Class
                                                                                shares, Pioneer is not required to limit the
                                                                                expenses attributable to Class A shares.
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                      Safeco Multi-Cap Core Fund                          Pioneer Mid Cap Value Fund
-----------------------------------------------------------------------------------------------------------------------------------
 Distribution and service   Investor Class shares of each Fund are not subject to a Rule 12b-1 fee. Pioneer Investor Class
 (12b-1) fee                shares will convert into Class A shares after two years. Class A shares of each Fund are subject to a Rule 12b-1 fee equal to 0.25% annually of average daily net assets.
-----------------------------------------------------------------------------------------------------------------------------------
 Buying shares              You may buy shares of Safeco Multi-Cap             You may buy shares from any investment firm
                            Core Fund directly through Safeco Securities,      that has a sales agreement with PFD, Pioneer
                            the Fund's principal underwriter or through        Mid Cap Value Fund's distributor. Existing
                            brokers, registered investment advisers, banks     shareholders of Safeco Multi-Cap Core Fund
                            and other financial institutions that have         who own Investor Class shares in their own
                            entered into selling agreements with the Fund's    name as of the closing of the Reorganization
                            principal underwriter, as described in the         and (i.e. not in the name of a broker or other
                            Fund's prospectus.                                 intermediary) or own shares in the name of
                                                                               an omnibus account provider as of the closing
                            Certain account transactions may be done           of the Reorganization that agrees with the
                            by telephone.                                      Pioneer Fund to distinguish beneficial holders
                                                                               in the same manner and who maintain their
                                                                               accounts may buy shares of any Fund in
                                                                               the Pioneer family of funds through such
                                                                               accounts in the future without paying
                                                                               sales charges.

                                                                               If the account is established in the
                                                                               shareholder's own name, shareholders may
                                                                               also purchase additional shares of Pioneer
                                                                               Mid Cap Value Fund by telephone or online.
-----------------------------------------------------------------------------------------------------------------------------------
 Exchange privilege         There are no sales charges on shares you           You may exchange shares of Pioneer Mid Cap
                            acquire through dividend reinvestment or other     Value Fund without incurring any fee on the
                            Fund distributions or for Class A shares that      exchange with the more than 62 other Pioneer
                            you have exchanged for Class A shares of           Funds. Your exchange would be for Class A
                            another fund.                                      shares, which is subject to Rule 12b-1 fees.
                                                                               An exchange generally is treated as a sale and
                            Certain account transactions may be done           a new purchase of shares for federal income
                            by telephone.                                      tax purposes.

                                                                               If the account is established in the
                                                                               shareholder's own name, shareholders may
                                                                               also exchange shares of Pioneer Mid Cap
                                                                               Value Fund for shares of other Pioneer Funds
                                                                               by telephone or online.
-----------------------------------------------------------------------------------------------------------------------------------
 Selling shares             Investor Class and Class A shares will be sold at net asset value per share next calculated after each Fund receives your request in good order.
                            -------------------------------------------------------------------------------------------------------
                            You may sell your shares by contacting Safeco      Normally, your investment firm will send
                            Multi-Cap Core Fund directly in writing or by      your request to sell shares to PIMSS. You
                            contacting a financial intermediary as described   can also sell your shares by contacting the
                            in the Fund's prospectus.                          Fund directly if your account is registered in
                                                                               your name.

                                                                               If the account is established in the shareholder's
                                                                               own name, shareholders may also redeem
                                                                               shares of Pioneer Mid Cap Value Fund by
                                                                               telephone or online.
-----------------------------------------------------------------------------------------------------------------------------------

Comparison of Principal Risks of Investing in the Funds

     Because each Fund has a similar investment objective, primary investment policies and strategies, the Funds are subject to the same principal risks. Even though each Fund seeks capital appreciation, you could lose money on your investment or not make as much as if you invested elsewhere if:

     o The stock market goes down (this risk may be greater in the short term)

     o    Mid-size or value stocks fall out of favor with investors

     o The Fund's assets remain undervalued or do not have the potential value originally expected

     Each Fund also has risks associated with investing in mid-size companies. Compared to large companies, mid-size companies, and the market for their equity securities, are likely to:

     o Be more sensitive to changes in earnings results and investor expectations

     o    Have more limited product lines and capital resources

     o    Experience sharper swings in market values

     o    Be harder to sell at the times and prices Pioneer thinks appropriate

     o    Offer greater potential for gain and loss

     Investing in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks may include:

     o Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices

     o Many non-U.S. markets are smaller, less liquid and more volatile. In a changing market, Pioneer may not be able to sell the Fund's portfolio securities at times, in amounts and at prices it considers reasonable

     o Adverse effect of currency exchange rates or controls on the value of the Fund's investments

     o The economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession

     o Economic, political and social developments may adversely affect the securities markets

     o    Withholding and other non-U.S. taxes may decrease the Fund's return

     The Investor Class shares to be issued in the Reorganization will convert to Class A shares after two years. Class A shares will have higher expenses per share than Investor Class shares due to the Rule 12b-1 Plan. In addition, although Pioneer has agreed to limit the expenses attributable to Investor Class shares, Pioneer is not required to limit the expenses attributable to Class A shares.

Past Performance

     Set forth below is performance information for each Fund. The bar charts show how each Fund's total return (not including any deduction for sales charges) has varied from year to year for each full calendar year. The tables show average annual total return (before and after taxes) for each Fund over time for each class of shares (including deductions for sales charges) compared with a broad-based securities market index. The bar charts give an indication of the risks of investing in each Fund, including the fact that you could incur a loss and experience volatility of returns year to year. Past performance before and after taxes does not indicate future results.

                 Safeco Multi-Cap Core Fund -- Investor Class
                          Calendar Year Total Returns*

       [DATA BELOW IS REPRESENTED BY A BAR CHART IN THE ORIGINAL REPORT]

   '94     '95     '96     '97    '98    '99     '00     '01      '02     '03
 -1.55   20.17   15.04   31.12   3.50  54.25  -16.11  -11.25    24.13   45.18

* During the period shown in the bar chart, your Safeco Fund's highest quarterly return was 34.90% for the quarter ended December 31, 1999, and the lowest quarterly return was -21.03 for the quarter ended September 30, 2001.


                 Pioneer Mid Cap Value Fund -- Class A Shares
                          Calendar Year Total Returns*

       [DATA BELOW IS REPRESENTED BY A BAR CHART IN THE ORIGINAL REPORT]

   '94     '95     '96     '97    '98    '99     '00     '01      '02     '03
 14.83   30.73   11.66   17.45  -4.71  12.60   17.64    5.56   -11.99   36.87

* During the period shown in the bar chart, Pioneer Mid Cap Value Fund's highest quarterly return was 17.27% for the quarter ended June 30, 2003, and the lowest quarterly return was -21.42% for the quarter ended September 30, 1998.

                          Safeco Multi-Cap Core Fund
             Average Annual Total Returns as of December 31, 2003

-------------------------------------------------------------------------------------------------------
                                                                     1 Year      5 Years     10 Years
-------------------------------------------------------------------------------------------------------
 Safeco Multi-Cap Core Fund, Class A Shares
-------------------------------------------------------------------------------------------------------
 Return Before Taxes                                                  36.47%       3.34%       7.99%
-------------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions(1)                               36.47%       2.92%       7.03%
-------------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions and Sale of Fund Shares(1)       23.70%       2.72%       6.53%
-------------------------------------------------------------------------------------------------------
 Safeco Multi-Cap Core Fund, Class B Shares
-------------------------------------------------------------------------------------------------------
 Return Before Taxes                                                  38.77%       3.46%       8.20%
-------------------------------------------------------------------------------------------------------
 Safeco Multi-Cap Core Fund, Class C Shares
-------------------------------------------------------------------------------------------------------
 Return Before Taxes                                                  42.74%       3.82%       8.09%
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
                                                                     1 Year      5 Years     10 Years
-------------------------------------------------------------------------------------------------------
 Safeco Multi-Cap Core Fund, Investor Class Shares
-------------------------------------------------------------------------------------------------------
 Return Before Taxes                                                  45.18%       4.81%       8.86%
-------------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions(1)                               45.18%       4.39%       7.89%
-------------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions and Sale of Fund Shares(1)       29.38%       4.00%       7.32%
-------------------------------------------------------------------------------------------------------
 Russell 3000 Index(2)
  (reflects no deduction for fees, expenses or taxes)                 31.04%       0.36%      10.77%
-------------------------------------------------------------------------------------------------------
 S&P 500 Index(2)
  (reflects no deduction for fees, expenses or taxes)                 28.67%      -0.57%      11.06%
-------------------------------------------------------------------------------------------------------

(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or IRA accounts, or to investors that are tax-exempt.

(2) The Russell 3000 Index, an unmanaged index of the 3,000 largest U.S. companies based on market capitalization, and the S&P 500 Index, an unmanaged index of 500 stocks, are for reference only and do not mirror the Fund's investments.

                 Pioneer Mid Cap Value Fund -- Class A Shares
             Average Annual Total Returns as of December 31, 2003

-------------------------------------------------------------------------------------------------------
                                                                     1 Year      5 Years      10 Years
-------------------------------------------------------------------------------------------------------
 Pioneer Mid Cap Value Fund, Class A Shares
-------------------------------------------------------------------------------------------------------
 Return Before Taxes                                                  28.98%       9.68%        11.53%
-------------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions(1)                               28.29%       8.04%         9.51%
-------------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions and Sale of Fund Shares(1)       19.16%       7.58%         9.05%
-------------------------------------------------------------------------------------------------------
 Russell Midcap Value Index(2)
  (reflects no deduction for fees, expenses or taxes)                 38.07%       8.73%        13.04%
-------------------------------------------------------------------------------------------------------

(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or IRA accounts, or to investors that are tax-exempt.

(2) The Russell Midcap Value Index, an unmanaged index that measures the performance of those companies in the Russell Midcap Index with lower price-to-book ratios and lower forecasted growth values, is for reference only and does not mirror the Fund's investments.

     Pioneer Mid Cap Value Fund's Investor Class shares will not be outstanding prior to the closing of the Reorganization and consequently have no performance history. However, the performance record of the Investor Class would be modestly higher than the performance of Class A, B and C shares due to the lower expenses applicable to the Investor Class.

     The most recent portfolio manager's discussion of each Fund's performance is attached as Exhibit D.

The Funds' Fees and Expenses

     Shareholders of both Funds pay various fees and expenses, either directly or indirectly. The tables below show the fees and expenses that you would pay if you were to buy and hold shares of each Fund. The expenses in the tables appearing below are based on (i) for your Safeco Fund, the expenses of your Safeco Fund for the period ended December 31, 2003 and (ii) for Pioneer Mid Cap Value Fund, the expenses of Pioneer Mid Cap Fund for the period ended October 31, 2003. Future expenses for all share classes may be greater or less.

                                                                                                                     Pro Forma
                                                                       Safeco      Safeco      Safeco      Safeco     Pioneer
                                                                     Multi-Cap   Multi-Cap   Multi-Cap   Multi-Cap    Mid Cap
                                                                        Core        Core        Core     Core Fund   Value Fund
                                                                        Fund        Fund        Fund      Investor    Investor
                                                                      Class A     Class B     Class C      Class       Class(9)
Shareholder transaction fees (paid directly from your investment)   ----------- ----------- ----------- ----------- -----------
Maximum sales charge (load) when you buy shares as a percentage
 of offering price ................................................     5.75%(6)    None         None        None        None(1)
Maximum deferred sales charge (load) as a percentage of purchase price or the amount you receive when you sell shares, whichever
 is less ..........................................................     None        5.00%(7)     1.00%(8)    None        None
Redemption fees for shares held less than 30 days .................     2.00%       None         None        2.00%        N/A
Wire redemption fee ...............................................     $ 20(4)     $ 20(4)      $ 20(4)     $ 20(4)     $ 10
Annual low balance fee ............................................     $ 12(5)     $ 12(5)      $ 12(5)     $ 12(5)      N/A
Annual fund operating expenses (deducted from fund assets)
 (as a % of average net assets)
Management fee ....................................................     0.70%       0.70%        0.70%       0.70%       0.74%
Distribution and service (12b-1) fee ..............................     0.25%       1.00%        1.00%       None        None
Other expenses ....................................................     0.83%       0.84%        0.76%       0.53%       0.51%
Total fund operating expenses .....................................     1.78%       2.54%        2.46%       1.23%       1.25%
Expense reimbursement/reduction ...................................     0.43%(2)    0.44%(2)     0.36%(2)    0.13%(2)    0.15%(3)
Net fund operating expenses .......................................     1.35%       2.10%        2.10%       1.10%       1.10%

----------
(1) No sales load will apply to shares received in the Reorganization by shareholders of your Safeco Fund who become shareholders of record of Pioneer Mid Cap Value Fund through the Reorganization. In addition, shareholders of your Safeco Fund who own shares in their own name as of the closing of the Reorganization (i.e., not in the name of a broker or other intermediary) or own shares in the name of an omnibus account provider that agrees with the Pioneer Fund to distinguish beneficial holders in the same manner and who maintain their accounts may purchase Class A Shares of Pioneer Mid Cap Value Fund or of any fund in the Pioneer family of funds through such account in the future without paying a sales charge.

(2) As described above, SAM had contractually agreed to reimburse Safeco Multi-Cap Core Fund for certain Fund operating expenses (but not all of the operating expenses of the Fund) that exceeded the rate of 0.40% per annum of the Fund's average daily net assets. This arrangement included all Fund operating expenses except management fees, Rule 12b-1 fees, brokerage commissions, interest, and extraordinary expenses.

(3) Pioneer has agreed that through the second anniversary of the closing of the Reorganization, Pioneer will limit the expenses (excluding extraordinary expenses) of the Investor Class shares of Pioneer Mid Cap Value Fund to 1.10% of average daily net assets.

(4) There is a higher charge for international wire redemptions, which may vary by country or dollar amount.

(5) A low balance fee is charged once in year in December for accounts with balances under $1,000 in your Safeco Fund.

(6) Purchases of $1,000,000 or more of Class A shares of your Safeco Fund are not subject to a front-end sales charge, but a 1.00% deferred sales charge will apply to redemptions made in the first twelve months except with respect to participant-directed redemptions from qualified retirement plans.

(7) The contingent deferred sales charge on Class B shares of your Safeco Fund reduces to zero after six years from purchase, and the Class B shares convert to Class A shares at that time.

(8) The contingent deferred sales charge on Class C shares applies only to redemptions made in the first twelve months after purchase.

(9) The Investor Class shares to be issued in the Reorganization will convert to Class A shares after two years. Class A shares will have higher expenses per share than Investor Class shares due to the Rule 12b-1 Plan. In addition, although Pioneer has agreed to limit the expenses attributable to Investor Class shares, Pioneer is not required to limit the expenses attributable to Class A shares. Class A shares do not currently have an expense limitation.

     The hypothetical example below helps you compare the cost of investing in each Fund. It assumes that: (a) you invest $10,000 in each Fund for the time periods shown, (b) you reinvest all dividends and distributions, (c) your investment has a 5% return each year, (d) each Fund's gross operating expenses remain the same, (e) the expense limitations are in effect for five years for Safeco Multi-Cap Core Fund and two years for Pioneer Mid Cap Value Fund and (f) and the Investor Class shares of Pioneer Mid Cap Value Fund convert to Class A shares after two years. The examples are for comparison purposes only and are not a representation of either Fund's actual expenses or returns, either past or future.



  Example

              Safeco Multi-Cap Core Fund
  Class A Shares
  Year 1 ..............            $705
  Year 3 ..............            $978
  Year 5 ..............          $1,272
  Year 10 .............          $2,359

                           With         Without
  Class B Shares         Redemption    Redemption
  Year 1 ..............  $       713   $       213
  Year 3 ..............  $       958   $       658
  Year 5 ..............  $     1,329   $     1,129
  Year 10 .............  $     2,323   $     2,323

                            With         Without
  Class C Shares         Redemption    Redemption
  Year 1 ..............  $       313   $       213
  Year 3 ..............  $       658   $       658
  Year 5 ..............  $     1,129   $     1,129
  Year 10 .............  $     2,641   $     2,641

  Investor Class Shares
  Year 1 ..............            $112
  Year 3 ..............            $350
  Year 5 ..............            $606
  Year 10 .............          $1,424

         Pro Forma Pioneer Mid Cap Value Fund

  Investor Class Shares
  Year 1 ..............            $112
  Year 3 ..............            $359
  Year 5 ..............            $636
  Year 10 .............          $1,426

Reasons for the Proposed Reorganization

     The Trustees believe that the proposed Reorganization is in the best interests of Safeco Multi-Cap Core Fund. The Trustees considered the following matters, among others, in approving the proposal.

     First, SAM, the investment adviser to the Safeco Fund until August 2, 2004, was acquired by Symetra. Symetra informed the Trustees that it did not intend to continue to provide investment advisory services to the Safeco Funds. Consequently, a change in your Safeco Fund's investment adviser was necessary.

     Second, the performance of Pioneer Mid Cap Value Fund is higher than the historical investment performance of your Safeco Fund. For the one, five and ten year periods ended June 30, 2004, Class A shares of Pioneer Mid Cap Value Fund had an average annual return of 31.89%, 9.49% and 12.55%, respectively, compared to an average annual return of the Class A shares and Investor Class shares of 18.34% and 25.78% (one year), 0.89% and 2.32% (five years), and 8.64% and 9.53% (ten years), respectively, during the same periods. In addition, the Trustees considered the track record of Pioneer in managing equity and fixed income mutual funds.

     Third, the resources of Pioneer. At June 30, 2004, Pioneer managed over 62 investment companies and accounts with approximately $35 billion in assets. Pioneer is part of the global asset management group of UniCredito Italiano S.p.A., one of the largest banking groups in Italy, providing investment management and financial services to mutual funds, institutions and other clients. As of June 30, 2004, assets under management of UniCredito Italiano S.p.A. were approximately $151 billion worldwide. Shareholders of your Safeco Fund would become part of a significantly larger family of funds that offers a more diverse array of investment options and enhanced shareholder account options. The Pioneer family of mutual funds offers over 62 funds, including domestic and international equity and fixed income funds and a money market fund that will be available to your Safeco Fund's shareholders through exchanges. In addition, Pioneer offers shareholders additional options for their accounts, including the ability to transact and exchange shares over the telephone or online and the ability to access account values and transaction history in all of the shareholder's direct accounts in the Pioneer Funds over the telephone or online.

     Fourth, Pioneer's commitment until the second anniversary of the Reorganization to limit the expenses (excluding extraordinary expenses) of the Investor Class of Pioneer Mid Cap Value Fund to 1.10% of average daily net assets. The estimated expenses of the Investor Class shares of Pioneer Mid Cap Value Fund are below both the gross expenses and expenses net of expense reimbursement of each class of shares of your Safeco Fund other than Investor Class shares, and equal to the net expenses of the Investor Class shares of your Safeco Fund. Although you will experience higher expenses once the Investor Class shares convert to Class A shares after two years, your expenses will remain the same until the second anniversary of the Reorganization.

     Fifth, the substantially larger size of Pioneer Mid Cap Value Fund offers greater opportunity for diversification of the investment portfolio, which should help to reduce risks.

     Sixth, shareholders who own shares in their name as of the closing of the Reorganization (i.e., not in the name of a broker or other intermediary) and maintain their account may purchase additional Class A shares of the corresponding Pioneer Fund through such account in the future or may exchange those shares for Class A shares of another Pioneer Fund or purchase Class A share of another Pioneer Fund without paying any sales charge.

     Seventh, the Investor Class shares of Pioneer Mid Cap Value Fund received in the Reorganization will provide your Safeco Fund's shareholders with exposure to substantially the same investment product as they currently have.

     Pioneer and Symetra will pay all out of pocket expenses of the Safeco Funds and the Pioneer Funds associated with the Reorganizations, including, but not limited to: (1) the expenses associated with the preparation, printing and mailing of any shareholder communications, including this joint Proxy Statement/Prospectus, and any filings with the SEC and other governmental authorities in connection with the Reorganizations; (2) the fees and expenses of any proxy solicitation firm retained in connection with the Reorganizations;
(3) the legal fees and expenses incurred by the Safeco Funds in connection with the Reorganizations; and (4) the Trustees' fees and out of pocket expenses incurred as a result of the Reorganizations.

     The Trustees also considered that Pioneer and Symetra will benefit from the Reorganization. See "Will Pioneer and Symetra Benefit from the Reorganizations."

     The Board of Trustees of Pioneer Mid Cap Value Fund also considered that the Reorganization presents an excellent opportunity for the Pioneer Mid Cap Value Fund to acquire investment assets without the obligation to pay commissions or other transaction costs that a fund normally incurs when purchasing securities. This opportunity provides an economic benefit to Pioneer Mid Cap Value Fund and its shareholders.

                                CAPITALIZATION

     The following table sets forth the capitalization of each Fund as of September 30, 2004, and pro forma combined Fund as of September 30, 2004.

                                                                                   Pro Forma
                                           Safeco               Pioneer             Pioneer
                                          Multi-Cap             Mid Cap             Mid Cap
                                          Core Fund           Value Fund           Value Fund
                                     September 30, 2004   September 30, 2004   September 30, 2004
                                    -------------------- -------------------- -------------------
  Total Net Assets (in thousands)        $  75,773          $  1,842,494        $  1,918,267
    Class A shares ................      $   6,989          $  1,507,440        $  1,507,440
    Class B shares ................      $   3,128          $    220,239        $    220,239
    Class C shares ................      $     120          $    100,705        $    100,705
    Investor Class shares .........      $  65,536                   N/A        $     75,773
    Class R shares ................            N/A          $      2,696        $      2,696
    Class Y shares ................            N/A          $     11,414        $     11,414
  Net Asset Value Per Share
    Class A shares ................      $   21.05          $      25.40        $      25.40
    Class B shares ................      $   19.86          $      23.18        $      23.18
    Class C shares ................      $   19.88          $      23.01        $      23.01
    Investor Class shares .........      $   21.56                   N/A        $      25.40
    Class R shares ................            N/A          $      25.29        $      25.29
    Class Y shares ................            N/A          $      25.98        $      25.98
  Shares Outstanding
    Class A shares ................        331,954            59,348,209          59,348,209
    Class B shares ................        157,479             9,502,592           9,502,592
    Class C shares ................          6,029             4,376,222           4,376,222
    Investor Class shares .........      3,039,744                   N/A           2,983,189
    Class R shares ................            N/A               106,595             106,595
    Class Y shares ................            N/A               439,348             439,348

     It is impossible to predict how many shares of Pioneer Mid Cap Value Fund will actually be received and distributed by your Safeco Fund on the Reorganization date. The table should not be relied upon to determine the amount of Pioneer Mid Cap Value Fund's shares that will actually be received and distributed.

                     BOARD'S EVALUATION AND RECOMMENDATION

     For the reasons described above, the Trustees, including the Independent Trustees, approved the Reorganization. In particular, the Trustees determined that the Reorganization is in the best interests of your Safeco Fund. Similarly, the board of trustees of Pioneer Mid Cap Value Fund, including its Independent Trustees, approved the Reorganization. They also determined that the Reorganization is in the best interests of Pioneer Mid Cap Value Fund.

     The Trustees recommend that the shareholders of your Safeco Fund vote FOR the proposal to approve the Agreement and Plan of Reorganization.

                        Safeco Small-Cap Value Fund and
                         Pioneer Small Cap Value Fund
                                 PROPOSAL 1(h)

               Approval of Agreement and Plan of Reorganization

                                    SUMMARY

     The following is a summary of more complete information appearing later in this Proxy Statement/Prospectus or incorporated herein. You should read carefully the entire Proxy Statement/Prospectus, including the form of Agreement and Plan of Reorganization attached as EXHIBIT A-1, because it contains details that are not in the summary.

     The Investor Class Shares to be issued in the Reorganization will convert to Class A shares after two years. Class A shares will have higher expenses per share than Investor Class shares due to the Rule 12b-1 Plan. In addition, although Pioneer has agreed to limit the expenses attributable to Investor Class shares, Pioneer is not required to limit the expenses attributable to Class A shares.

     In the table below, if a row extends across the entire table, the policy disclosed applies to both your Safeco Fund and the Pioneer Fund.

   Comparison of Safeco Small-Cap Value Fund to Pioneer Small Cap Value Fund


----------------------------------------------------------------------------------------------------------------------------------
                                       Safeco Small-Cap Value Fund                        Pioneer Small Cap Value Fund
----------------------------------------------------------------------------------------------------------------------------------
 Business                  A series of Safeco Common Stock Trust,              A diversified open-end management
                           a diversified open-end management                   investment company registered under the
                           investment company organized as a                   Investment Company Act and organized as
                           Delaware statutory trust.                           a Delaware statutory trust.
----------------------------------------------------------------------------------------------------------------------------------
 Net assets as of          $77 million                                         $522 million
 June 30, 2004
----------------------------------------------------------------------------------------------------------------------------------
 Investment advisers and   Investment adviser (until August 2, 2004):          Investment adviser:
 portfolio managers        SAM                                                 Pioneer
                           Portfolio Manager (until August 2, 2004):           Portfolio Managers:
                           Greg Eisen                                          Day-to-day management of Pioneer Small Cap
                           CFA, Assistant Vice President, SAM                  Value Fund's portfolio is the responsibility of
                                                                               David M. Adams and John McPherson.
                           Currently Pioneer is acting as investment
                           adviser to Safeco Small-Cap Value Fund. The         Mr. Adams is a vice president of Pioneer and
                           Portfolio Managers of the Pioneer Small Cap         joined Pioneer in 1994. Mr. McPherson joined
                           Value Fund, as indicated in the next column,        Pioneer in 2002.
                           currently manage your Safeco Fund.
----------------------------------------------------------------------------------------------------------------------------------
 Investment objective      Safeco Small-Cap Value Fund seeks long-term         Pioneer Small Cap Value Fund seeks long-
                           growth of capital through investing primarily in    term growth through small-capitalization
                           small-sized companies.                              value companies.
----------------------------------------------------------------------------------------------------------------------------------
 Primary investments       Under normal circumstances Safeco Small-Cap         Under normal market conditions, Pioneer
                           Value Fund invests at least 80% of its net          Small Cap Value Fund invests at least 80%
                           assets (plus any borrowings for investment          of its net assets in equity securities of small
                           purposes) in equity and equity-related              companies. Small companies are those with
                           securities of companies with total market           market values, at the time of the investment,
                           capitalizations at the time of the investment       that do not exceed the greater of the market
                           of less than $1.5 billion.                          capitalization of the largest company within
                                                                               the Russell 2000 Index. For purposes of the
                                                                               Fund's investment policies, equity securities
                                                                               include common stocks, convertible debt and
                                                                               other equity instruments, such as depositary
                                                                               receipts, warrants, rights, interest in REITs
                                                                               and preferred stocks.
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                     Safeco Small-Cap Value Fund                       Pioneer Small Cap Value Fund
----------------------------------------------------------------------------------------------------------------------------------
 Investment strategies   When evaluating a stock to buy for Safeco          Pioneer uses a "value" approach to select
                         Small-Cap Value Fund, SAM historically looked      Pioneer Small Cap Value Fund's investments.
                         for companies having one or more of the            Pioneer seeks securities selling at substantial
                         following characteristics:                         discounts to their underlying values and then
                                                                            holds these securities until the market values
                         o Long-term potential for above-average or         reflect their intrinsic values.
                           improving earnings growth
                         o Involvement in new or innovative products        Pioneer evaluates a security's potential value,
                           or services                                      including the attractiveness of its market
                         o A share price that represents good relative      valuation, based on the company's assets and
                           value as determined by price-to-earnings         prospects for earnings and revenue growth.
                           ratio or other commonly used valuation           Factors Pioneer looks for in selecting
                           measures                                         investments include:

                                                                            o Above average potential for earnings and
                                                                              revenue growth
                                                                            o Favorable expected returns relative to
                                                                              perceived risks
                                                                            o Management with demonstrated ability and
                                                                              commitment to the company
                                                                            o Low market valuations relative to earnings
                                                                              forecast, book value, cash flow and sales
                                                                            o Turnaround potential for companies that
                                                                              have been through difficult periods
                                                                            o Low debt levels relative to equity
                                                                            o Issuer's industry has strong fundamentals,
                                                                              such as increasing or sustainable demand
                                                                              and barriers to entry
----------------------------------------------------------------------------------------------------------------------------------
 Other investments       Safeco Small-Cap Value Fund may invest in          Pioneer Small Cap Value Fund may invest up
                         securities convertible into common stock, but      to 25% of its total assets in REITs.
                         less than 35% of its total assets will be          Pioneer Small Cap Value Fund may invest in
                         invested in such securities.                       securities of Canadian issuers to the same
                                                                            extent as securities of U.S. issuers.
                                                                            Pioneer Small Cap Value Fund may invest up
                                                                            to 5% of its total assets in equity and debt
                                                                            securities of other non-U.S. issuers, including
                                                                            securities of emerging market issuers.
                                                                            Pioneer Small Cap Value Fund may invest up
                                                                            to 20% of its total assets in debt securities of
                                                                            corporate and government issuers. The Fund
                                                                            may invest up to 5% of its net assets in below
                                                                            investment grade debt securities issued by both
                                                                            U.S. and non-U.S. issuers, including below
                                                                            investment grade convertible debt securities.
----------------------------------------------------------------------------------------------------------------------------------
 Temporary defensive     Safeco Small-Cap Value Fund may hold cash          Pioneer Small Cap Value Fund may invest
 strategies              or invest in high-quality, short-term securities   all or part of its assets in securities with
                         issued by an agency or instrumentality of the      remaining maturities of less than one year,
                         U.S. government, high-quality commercial           cash equivalents or may hold cash.
                         paper, certificates of deposit, shares of
                         no-load, open-end money market funds,
                         or repurchase agreements.
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                       Safeco Small-Cap Value Fund                      Pioneer Small Cap Value Fund
----------------------------------------------------------------------------------------------------------------------------------
 Diversification           Each Fund is diversified for the purpose of the Investment Company Act and each Fund is subject to diversification requirements under the Code.
----------------------------------------------------------------------------------------------------------------------------------
 Industry concentration    Each Fund may not invest more than 25% of its assets in any one industry.
----------------------------------------------------------------------------------------------------------------------------------
 Restricted and illiquid   If immediately after and as a result of such       Pioneer Small Cap Value Fund may not invest
 securities                action the value of the following securities, in   more than 15% of its net assets in securities
                           the aggregate, would exceed 15% of Safeco          which are illiquid and other securities which
                           Small-Cap Value Fund's net assets, the Fund        are not readily marketable. Repurchase
                           will not (i) purchase securities for which there   agreements maturing in more than seven days
                           is no readily available market, (ii) purchase      will be included for purposes of the foregoing
                           time deposits maturing in more than seven          limit. Securities subject to restrictions on
                           days, (iii) purchase over-the-counter (OTC)        resale under the 1933 Act, are considered
                           options or hold assets set aside to cover OTC      illiquid unless they are eligible for resale
                           options written by the Fund, (iv) enter into       pursuant to Rule 144A or another exemption
                           repurchase agreements maturing in more than        from the registration requirements of the
                           seven days, or (v) invest in interests in real     1933 Act and are determined to be liquid
                           estate investment trusts which are not readily     by Pioneer.
                           marketable or interests in real estate limited
                           partnerships which are not listed or traded on
                           the NASDAQ Stock Market.
----------------------------------------------------------------------------------------------------------------------------------
 Borrowing                 Safeco Small-Cap Value Fund may borrow             Borrow money, except Pioneer Small Cap
                           money (i) from banks or (ii) by engaging in        Value Fund may: (a) borrow from banks or
                           reverse repurchase agreements.                     through reverse repurchase agreements in
                                                                              an amount up to 331/3% of the Fund's total
                                                                              assets (including the amount borrowed);
                                                                              (b) to the extent permitted by applicable law,
                                                                              borrow up to an additional 5% of the Fund's
                                                                              assets for temporary purposes; (c) obtain
                                                                              such short-term credits as are necessary
                                                                              for the clearance of portfolio transactions;
                                                                              (d) purchase securities on margin to the
                                                                              extent permitted by applicable law; and
                                                                              (e) engage in transactions in mortgage dollar
                                                                              rolls that are accounted for as financings.
----------------------------------------------------------------------------------------------------------------------------------
 Lending                   Safeco Small-Cap Value Fund may lend               Pioneer Small Cap Value Fund may lend
                           securities to qualified institutional investors    portfolio securities with a value that may not
                           with a value of up to 33% of the Fund's total      exceed 331/3% of the value of its total assets.
                           assets.
----------------------------------------------------------------------------------------------------------------------------------
 Derivative instruments    Safeco Small-Cap Value Fund may write a            Pioneer Small Cap Value Fund may use
                           put or call option if, as a result thereof, the    futures and options on securities, indices
                           aggregate value of the assets underlying all       and currencies, forward currency exchange
                           such options does not exceed 25% of the            contracts and other derivatives. The Fund
                           Fund's net assets.                                 does not use derivatives as a primary
                                                                              investment technique and generally limits
                           Safeco Small-Cap Value Fund may purchase           their use to hedging. However, the Fund may
                           a put or call option or option on a futures        use derivatives for a variety of non-principal
                           contract if, as a result thereof, the aggregate    purposes, including:
                           premiums paid on all options or options on
                           futures contracts held by the Fund do not          o As a hedge against adverse changes n stock market
                           exceed 20% of the Fund's net assets                  prices, interest rates  or currency exchange rates
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                            Safeco Small-Cap Value Fund                      Pioneer Small Cap Value Fund
----------------------------------------------------------------------------------------------------------------------------------
 Derivative instruments          Safeco Small-Cap Value Fund may enter into a      o As a substitute for purchasing or
 (continued)                     futures contract or option on futures contract    selling securities
                                 if, as a result thereof, the aggregate margin     o To increase the Fund's return as a
                                 deposits and premiums required on all such        non-hedging strategy that may be
                                 instruments do not exceed 5% of the Fund's        considered speculative
                                 net assets.
                                 Safeco Small-Cap Value Fund may not
                                 purchase securities on margin. However, the
                                 Fund may (i) obtain short-term credits as
                                 necessary to clear its purchases and sales of
                                 securities and (ii) make margin deposits in
                                 connection with its use of financial options and
                                 futures, forward and spot currency contracts,
                                 swap transactions and other financial contracts
                                 or derivative instruments.
----------------------------------------------------------------------------------------------------------------------------------
 Other investment policies and   As described above, the Funds have substantially similar principal investment strategies and
 restrictions                    policies. Certain of the non-principal investment policies and restrictions are different. For a more complete discussion of each Fund's other investment policies and fundamental and non-fundamental investment restrictions, see the SAI.
----------------------------------------------------------------------------------------------------------------------------------
                                                              Buying, Selling and Exchanging Shares
----------------------------------------------------------------------------------------------------------------------------------
 Sales charges                   Purchases under $1,000,000 of Class A shares      The Investor Class shares of Pioneer
                                 of Safeco Small-Cap Value Fund are subject to     Small Cap Value Fund you receive in the
                                 a 5.75% front-end sales charge.                   Reorganization will not be subject to any
                                                                                   sales charge. Moreover, if you own shares
                                 Contingent deferred sales charge of up to 5%      in your own name as of the closing of the
                                 if you redeem Class B shares within six years     Reorganization (i.e., not in the name of a
                                 of purchase.                                      broker or other intermediary) or own shares
                                                                                   in the name of an omnibus account provider
                                 Contingent deferred sales charge of 1% if         as of the closing of the Reorganization that
                                 you redeem Class C share within one year          agrees with the Pioneer Fund to distinguish
                                 of purchase.                                      beneficial holders in the same manner and
                                                                                   maintain your account, you may purchase
                                 Purchases of Investor Class shares of Safeco      Class A shares of Pioneer Small Cap Value
                                 Small-Cap Value Fund are not subject to a         Fund and Class A shares of any fund in the
                                 sales load.                                       Pioneer family of funds through such account
                                                                                   in the future without paying any sales charge.
                                 Safeco Small-Cap Value Fund assesses
                                 a mandatory redemption fee of 2%, as a            Except as described above, Class A shares of
                                 percentage of the amount redeemed or              Pioneer Small Cap Value Fund are subject to a
                                 exchanged, on Class A and Investor Class          front-end sales charge of up to 5.75%.
                                 shares held less than 30 days.
----------------------------------------------------------------------------------------------------------------------------------
 Management and                  Safeco Small-Cap Value Fund pays an advisory      Pioneer Small Cap Value Fund pays Pioneer a
 other fees                      fee on a monthly basis at an annual rate          management fee equal to 0.85% of the Fund's
                                 as follows:                                       average daily net assets.
                                 $0-$250,000,000:   0.75 of 1%                     During its most recent fiscal year, Pioneer
                                 $250,000,001-$750,000,000:   0.70 of 1%           Small Cap Value Fund paid an advisory fee
                                 $750,000,001-$1,250,000,000:   0.65 of 1%         at an average rate of 0.85% of average daily
                                 Over $1,250,000,000:   0.60 of 1%                 net assets.
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                       Safeco Small-Cap Value Fund                      Pioneer Small Cap Value Fund
----------------------------------------------------------------------------------------------------------------------------------
 Management and             SAM serves as administrator and fund              In addition, Pioneer Small Cap Value
 other fees (continued)     accounting agent for Safeco Small-Cap Value       Fund reimburses Pioneer for certain fund
                            Fund. The Fund paid SAM an administrative         accounting and legal expenses incurred
                            services fee of 0.05% of the Fund's average       on behalf of the Fund and pays a separate
                            daily net assets up to the first $200,000,000     shareholder servicing/transfer agency fee
                            and 0.01% of its net assets thereafter, and an    to PIMSS, an affiliate of Pioneer.
                            accounting fee of 0.04% of the Fund's average
                            daily net assets up to the first $200,000,000     For the fiscal year ended November 30, 2003,
                            and 0.01% of its net assets thereafter.           Pioneer Small Cap Value Fund's total annual
                                                                              operating expenses for Class A shares were
                            During its most recent fiscal year, Safeco        1.66% of average daily net assets. The Fund
                            Small-Cap Value Fund paid aggregate advisory      does not currently have an expense limitation
                            and administration fees at an average rate of     for its Class A shares.
                            0.84% of average daily net assets.
                                                                              Pioneer has agreed until the second anniversary of
                            SAM had contractually agreed until April 30,      the closing of the  Reorganization to limit the
                            2009, to pay certain fund operating expenses      expenses (excluding extraordinary expenses) of the
                            (but not all of the operating expenses of the     Investor Class to 1.15% of the average daily
                            Fund) that exceeded the rate of 0.40% per         net assets attributable to the Investor Class.
                            annum of the Fund's average daily net assets.
                            This arrangement included all Fund operating      The Investor Class shares to be issued in the
                            expenses except management fees, Rule 12b-1       Reorganization will convert to Class A shares
                            fees, brokerage commissions, interest, and        after two years. Class A shares will have
                            extraordinary expenses.                           higher expenses per share than Investor
                            For the fiscal year ended December 31, 2003,      Class shares due to the Rule 12b-1 Plan. In
                            the Fund's annual operating expenses for Class    addition, although Pioneer has agreed to limit
                            A shares, after giving effect to the expense      the expenses attributable to Investor Class
                            limitation were 1.40%, and without giving         shares, Pioneer is not required to limit the
                            effect to the expense limitation, were 1.82%.     expenses attributable to Class A shares.
                            For the fiscal year ended December 31, 2003,
                            the Fund's annual operating expenses for Class
                            B shares, after giving effect to the expense
                            limitation were 2.15%, and without giving
                            effect to the expense limitation, were 2.72%.
                            For the fiscal year ended December 31, 2003,
                            the Fund's annual operating expenses for Class
                            C shares, after giving effect to the expense
                            limitation were 2.15%, and without giving
                            effect to the expense limitation, were 39.37%.
                            For the fiscal year ended December 31, 2003,
                            the Fund's annual operating expenses for
                            Investor Class shares, after giving effect to
                            the expense limitation were 1.15%, and
                            without giving effect to the expense limitation,
                            were 1.43%.
----------------------------------------------------------------------------------------------------------------------------------
 Distribution and service   Investor Class shares of each Fund are not subject to a Rule 12b-1 fee. Pioneer Investor Class
 (12b-1) fee                shares will convert into Class A share after two years. Class A shares of each Fund are subject to a Rule 12b-1 fee equal to 0.25% annually of average daily net assets.
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                  Safeco Small-Cap Value Fund                       Pioneer Small Cap Value Fund
----------------------------------------------------------------------------------------------------------------------------------
 Buying shares        You may buy shares of Safeco Small-Cap             You may buy shares from any investment firm
                      Value Fund directly through Safeco Securities,     that has a sales agreement with PFD, Pioneer
                      the Fund's principal underwriter or through        Small Cap Value Fund's distributor. Existing
                      brokers, registered investment advisers,           shareholders of Safeco Small-Cap Value Fund
                      banks and other financial institutions that        who own shares in their own name as of the
                      have entered into selling agreements with the      closing of the Reorganization (i.e. not in the
                      Fund's principal underwriter, as described in      name of a broker or other intermediary) or own
                      the Fund's prospectus.                             shares in the name of an omnibus account
                                                                         provider as of the closing of the Reorganization
                      Certain account transactions may be done           that agrees with the Pioneer Fund to
                      by telephone.                                      distinguish beneficial holders in the same
                                                                         manner and who maintain their accounts may
                                                                         buy shares of any fund in the Pioneer family of
                                                                         funds through such accounts in the future
                                                                         without paying sales charges.

                                                                         If the account is established in the
                                                                         shareholder's own name, shareholders may
                                                                         also purchase additional shares of Pioneer
                                                                         Small Cap Value Fund by telephone or online.

----------------------------------------------------------------------------------------------------------------------------------
 Exchange privilege   There are no sales charges on shares you           You may exchange shares of Pioneer Small
                      acquire through dividend reinvestment or other     Cap Value Fund without incurring any fee
                      fund distributions or for Class A shares that      on the exchange with the more than 62
                      you have exchanged for Class A shares of           other Pioneer Funds. Your exchange would
                      another Fund.                                      be for Class A shares, which is subject to
                                                                         Rule 12b-1 fees. An exchange generally is
                      Certain account transactions may be done           treated as a sale and a new purchase of
                      by telephone.                                      shares for federal income tax purposes.

                                                                         If the account is established in the
                                                                         shareholder's own name, shareholders may
                                                                         also exchange shares of Pioneer Small Cap
                                                                         Value Fund for shares of other Pioneer Funds
                                                                         by telephone or online.
----------------------------------------------------------------------------------------------------------------------------------
 Selling shares       Investor Class and Class A shares will be sold at net asset value per share next calculated after the Fund receives your request in good order.
----------------------------------------------------------------------------------------------------------------------------------
                      You may sell your shares by contacting Safeco      Normally, your investment firm will send
                      Small-Cap Value Fund directly in writing or by     your request to sell shares to PIMSS. You
                      contacting a financial intermediary as described   can also sell your shares by contacting the
                      in the Fund's prospectus.                          fund directly if your account is registered in
                                                                         your name.
                                                                         If the account is established in the
                                                                         shareholder's own name, shareholders may
                                                                         also redeem shares of Pioneer Small Cap
                                                                         Value Fund by telephone or online.
----------------------------------------------------------------------------------------------------------------------------------

Comparison of Principal Risks of Investing in the Funds

     Because each Fund has a similar investment objective, primary investment policies and strategies, the Funds are subject to the same principal risks. You could lose money on your investment in either Fund or not make as much as if you invested elsewhere if:

     o The stock market goes down (this risk may be greater in the short-term)

     o Small company or value stocks fall out of favor with investors

     o The Fund's assets remain undervalued or do not have the potential value originally expected

     Each Fund also has risks associated with investing in small companies. Compared to large companies, small companies, and the market for their equity securities, are likely to:

     o Be more sensitive to changes in the economy, earnings results and investor expectations
     o Have more limited product lines and capital resources
     o Experience sharper swings in market values
     o Be harder to sell at the times and prices Pioneer thinks appropriate
     o Offer greater potential for gain and loss
     Investments in the Funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money by investing in either Fund.
     The Investor Class shares to be issued in the Reorganization will convert to Class A shares after two years. Class A shares will have higher expenses per share than Investor Class shares due to the Rule 12b-1 Plan. In addition, although Pioneer has agreed to limit the expenses attributable to Investor Class shares, Pioneer is not required to limit the expenses attributable to Class A shares.

Past Performance

     Set forth below is performance information for each Fund. The bar charts show how each Fund's total return (not including any deduction for sales charges) has varied from year to year for each full calendar year. The tables show average annual total return (before and after taxes) for each Fund over time for each class of shares (including deductions for sales charges) compared with a broad-based securities market index. The bar charts give an indication of the risks of investing in each Fund, including the fact that you could incur a loss and experience volatility of returns year to year. Past performance before and after taxes does not indicate future results.

                 Safeco Small-Cap Value Fund -- Investor Class
                         Calendar Year Total Returns*

[THE DATA BELOW IS REPRESENTED BY A BAR CHART IN THE ORIGINAL DOCUMENT]

Safeco small Cap Value Fund
'97                          23.38
'98                         -21.57
'99                          14.07
'00                          -7.54
'01                           18.2
'02                          -3.76


* During the period shown in the bar chart, your Safeco Fund's highest quarterly return was 27.05% for the quarter ended December 31, 1999, and the lowest quarterly return was -33.97% for the quarter ended September 30, 1998.

                Pioneer Small Cap Value Fund -- Class A Shares
                         Calendar Year Total Returns*

[THE DATA BELOW IS REPRESENTED BY A BAR CHART IN THE ORIGINAL DOCUMENT]

Pioneer Small Cap Value Fund
'98                         -12.69
'99                          35.96
'00                           15.3
'01                          13.08
'02                          -12.7
'03                          37.11


* During the period shown in the bar chart, Pioneer Small Cap Value Fund's highest quarterly return was 22.18% for the quarter ended June 30, 2003, and the lowest quarterly return was -26.57% for the quarter ended September 30, 1998.

                          Safeco Small-Cap Value Fund
             Average Annual Total Returns as of December 31, 2003

                                                                                               Since
                                                                     1 Year      5 Years     Inception(1)
-------------------------------------------------------------------------------------------------------
 Safeco Small-Cap Value Fund, Class A Shares
-------------------------------------------------------------------------------------------------------
 Return Before Taxes                                                  34.45%       9.71%        8.52%
-------------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions(2)                               34.39%       9.63%        8.14%
-------------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions and Sale of Fund Shares(2)       22.47%       8.41%        7.26%
-------------------------------------------------------------------------------------------------------
 Safeco Small-Cap Value Fund, Class B Shares
-------------------------------------------------------------------------------------------------------
 Return Before Taxes                                                  36.67%       9.93%        8.69%
-------------------------------------------------------------------------------------------------------
 Safeco Small-Cap Value Fund, Class C Shares
-------------------------------------------------------------------------------------------------------
 Return Before Taxes                                                  40.67%      10.21%        8.57%
-------------------------------------------------------------------------------------------------------
 Safeco Small-Cap Value Fund, Investor Class Shares
-------------------------------------------------------------------------------------------------------
 Return Before Taxes                                                  43.10%      11.42%        9.67%
-------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions(2)                                42.97%      11.28%        9.25%
-------------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions and Sale of Fund Shares(2)       28.18%       9.90%        8.27%
-------------------------------------------------------------------------------------------------------
 Russell 2000 Value Index(3)
  (reflects no deduction for fees, expenses or taxes)                 46.02%      12.28%       13.06%
-------------------------------------------------------------------------------------------------------

(1) The Fund commenced operations on January 31, 1996.

(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or IRA accounts, or to investors that are tax-exempt.

(3) The Russell 2000 Value Index, an unmanaged index of value stocks in the Russell 2000 Index of small-capitalization U.S. stocks, is for reference only and does not mirror the Fund's investments.

                Pioneer Small Cap Value Fund -- Class A Shares
             Average Annual Total Returns as of December 31, 2003

                                                                                                 Since
                                                                     1 Year       5 Years      Inception(1)
-------------------------------------------------------------------------------------------------------
 Pioneer Small Cap Value Fund, Class A Shares
-------------------------------------------------------------------------------------------------------
 Return Before Taxes                                                  29.20%        14.87%        10.86%
-------------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions(2)                               29.11%        14.61%        10.28%
-------------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions and Sale of Fund Shares(2)       19.09%        12.99%         9.21%
-------------------------------------------------------------------------------------------------------
 Russell 2000 Value Index(3)
  (reflects no deduction for fees, expenses or taxes)                 46.03%        12.28%        11.83%
-------------------------------------------------------------------------------------------------------

(1) The Fund commenced operations on February 28, 1997.

(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or IRA accounts, or to investors that are tax-exempt.

(3) The Russell 2000 Value Index, an unmanaged index of value stocks in the Russell 2000 Index of small-capitalization U.S. stocks, is for reference only and does not mirror the Fund's investments.

     Pioneer Small Cap Value Fund's Investor Class shares will not be outstanding prior to the closing of the Reorganization and consequently have no performance history. However, the performance record of the Investor Class would be modestly higher than the performance of Class A shares due to the lower expenses applicable to the Investor Class.

     The most recent portfolio manager's discussion of each Fund's performance is attached as Exhibit D.

The Funds' Fees and Expenses

     Shareholders of both Funds pay various fees and expenses, either directly or indirectly. The tables below show the fees and expenses that you would pay if you were to buy and hold shares of each Fund. The expenses in the tables appearing below are based on (i) for your Safeco Fund, the expenses of your Safeco Fund for the period ended December 31, 2003 and (ii) for Pioneer Small Cap Value Fund, the expenses of Pioneer Small Cap Value Fund for the period ended November 30, 2003. Future expenses for all share classes may be greater or less.

                                                                             Safeco       Safeco
                                                                            Small-Cap    Small-Cap
                                                                           Value Fund   Value Fund
Shareholder transaction fees (paid directly from your investment)            Class A      Class B
--------------------------------------------------------------------------------------------------------
Maximum sales charge (load) when you buy shares as a percentage
 of offering price ......................................................      5.75%(6)     None
Maximum deferred sales charge (load) as a percentage of purchase price
 or the amount you receive when you sell shares, whichever is less ......      None         5.00%(7)
Redemption fees for shares held less than 30 days .......................      2.00%        None
Wire redemption fee .....................................................   $    20 (4)    $  20 (4)
Annual low balance fee ..................................................   $    12( 5)    $  12 (5)
Annual fund operating expenses (deducted from fund assets)
 (as a % of average net assets)
Management fee ..........................................................      0.75%        0.75%
Distribution and service (12b-1) fee ....................................      0.25%        1.00%
Other expenses ..........................................................      0.82%        0.97%
Total fund operating expenses ...........................................      1.82%        2.72%
Expense reimbursement/reduction .........................................      0.42%(2)     0.57%
Net fund operating expenses .............................................      1.40%        2.15%

                                                                                                         Pro Forma
                                                                                                          Pioneer
                                                                             Safeco         Safeco       Small Cap
                                                                            Small-Cap      Small-Cap     Value Fund
                                                                           Value Fund     Value Fund      Investor
                                                                             Class C    Investor Class     Class(9)
Shareholder transaction fees (paid directly from your investment)         ------------ ---------------- -----------
Maximum sales charge (load) when you buy shares as a percentage
 of offering price ......................................................      None         None            None(1)
Maximum deferred sales charge (load) as a percentage of purchase price
 or the amount you receive when you sell shares, whichever is less ......      1.00%(8)     None            None
Redemption fees for shares held less than 30 days .......................      None         2.00%            N/A
Wire redemption fee .....................................................   $    20 (4)    $  20(4)       $   10
Annual low balance fee ..................................................   $    12 (5)    $  12(5)          N/A
Annual fund operating expenses (deducted from fund assets)
 (as a % of average net assets)
Management fee ..........................................................      0.75%        0.75%           0.85%
Distribution and service (12b-1) fee ....................................      1.00%        None            None
Other expenses ..........................................................     37.62%        0.68%           0.43%
Total fund operating expenses ...........................................     39.37%        1.43%           1.28%
Expense reimbursement/reduction .........................................      37.22%(2)    0.28%(2)        0.13%(3)
Net fund operating expenses .............................................      2.15%        1.15%           1.15%

----------
(1) No sales load will apply to shares received in the Reorganization by shareholders of your Safeco Fund who become shareholders of record of Pioneer Small Cap Value Fund through the Reorganization. In addition, shareholders of your Safeco Fund who own shares in their own name as of the closing of the Reorganization (i.e., not in the name of a broker or other intermediary) or own shares in the name of an omnibus account provider that agrees with the Pioneer Fund to distinguish beneficial holders in the same manner and who maintain their accounts may purchase Class A Shares of Pioneer Small Cap Value Fund or of any fund in the Pioneer family of funds through such account in the future without paying a sales charge.

(2) As described above, SAM had contractually agreed to reimburse Safeco Small-Cap Value Fund for certain Fund operating expenses (but not all of the operating expenses of the Fund) that exceeded the rate of 0.40% per annum of the Fund's average daily net assets. This arrangement included all fund operating expenses except management fees, Rule 12b-1 fees, brokerage commissions, interest, and extraordinary expenses.

(3) Pioneer has agreed that through the second anniversary of the closing of the Reorganization, Pioneer will limit the expenses (excluding extraordinary expenses) of the Investor Class shares of Pioneer Small Cap Value Fund to 1.15% of average daily net assets.

(4) There is a higher charge for international wire redemptions, which may vary by country or dollar amount.

(5) A low balance fee is charged once each year in December for accounts with balances under $1,000 in your Safeco Fund.

(6) Purchases of $1,000,000 or more of Class A shares of your Safeco Fund are not subject to a front-end sales charge, but a 1.00% deferred sales charge will apply to redemptions made in the first twelve months except with respect to participant-directed redemptions from qualified retirement plans.

(7) The contingent deferred sales charge on Class B shares of your Safeco Fund reduces to zero after six years from purchase, and the Class B shares convert to Class A shares at that time.

(8) The contingent deferred sales charge on Class C shares applies only to redemptions made in the first twelve months after purchase.

(9) The Investor Class shares to be issued in the Reorganization will convert to Class A shares after two years. Class A shares will have higher expenses per share than Investor Class shares due to the Rule 12b-1 Plan. In addition, although Pioneer has agreed to limit the expenses attributable to Investor Class shares, Pioneer is not required to limit the expenses attributable to Class A shares.

     The hypothetical example below helps you compare the cost of investing in each Fund. It assumes that: (a) you invest $10,000 in each Fund for the time periods shown, (b) you reinvest all dividends and distributions, (c) your investment has a 5% return each year, (d) each Fund's gross operating expenses remain the same, (e) the expense limitations are in effect for five years for Safeco Small-Cap Value Fund and two years for Pioneer Small Cap Value Fund and
(f) and the Investor Class shares of Pioneer Small Cap Value Fund convert to Class A shares after two years. The examples are for comparison purposes only and are not a representation of either Fund's actual expenses or returns, either past or future.


  Example
             Safeco Small-Cap Value Fund

  Class A Shares
  Year 1 ..............            $709
  Year 3 ..............            $993
  Year 5 ..............          $1,297
  Year 10 .............          $2,405

                           With         Without
  Class B Shares         Redemption    Redemption
  Year 1 ..............  $       718   $       218
  Year 3 ..............  $       973   $       673
  Year 5 ..............  $     1,354   $     1,154
  Year 10 .............  $     2,384   $     2,384

                            With         Without
  Class C Shares         Redemption    Redemption
  Year 1 ..............  $       318   $       218
  Year 3 ..............  $       673   $       673
  Year 5 ..............  $     1,154   $     1,154
  Year 10 .............  $     2,558   $     2,558

  Investor Class Shares
  Year 1 ..............            $117
  Year 3 ..............            $365
  Year 5 ..............            $633
  Year 10 .............          $1,577

        Pro Forma Pioneer Small Cap Value Fund

  Investor Class Shares
  Year 1 ..............            $117
  Year 3 ..............            $405
  Year 5 ..............            $754
  Year 10 .............          $1,738

Reasons for the Proposed Reorganization

     The Trustees believe that the proposed Reorganization is in the best interests of Safeco Small-Cap Value Fund. The Trustees considered the following matters, among others, in approving the proposal.

     First, SAM, the investment adviser to the Safeco Fund until August 2, 2004, was acquired by Symetra. Symetra informed the Trustees that it did not intend to continue to provide investment advisory services to the Safeco Funds. Consequently, a change in your Safeco Fund's investment adviser was necessary.

     Second, the long-term investment performance of Pioneer Small Cap Value Fund is superior to your Safeco Fund's performance, although your Safeco Fund had better performance during the most recent 12 month period. For the one and five year periods ended June 30, 2004, Class A shares of Pioneer Small Cap Value Fund had an average annual return of 31.83% and 13.77%, respectively, compared to an average annual return of the Class A shares and Investor Class shares of 23.99% and 31.58% (one year) and 13.21% and 14.80% (five years), respectively, during the same periods. In addition, the Trustees considered the track record of Pioneer in managing equity and fixed income mutual funds.

     Third, the resources of Pioneer. At June 30, 2004, Pioneer managed over 62 investment companies and accounts with approximately $35 billion in assets. Pioneer is part of the global asset management group of UniCredito Italiano S.p.A., one of the largest banking groups in Italy, providing investment management and financial services to mutual funds, institutions and other clients. As of June 30, 2004, assets under management of UniCredito Italiano S.p.A. were approximately $151 billion worldwide. Shareholders of your Safeco Fund would become part of a significantly larger family of funds that offers a more diverse array of investment options and enhanced shareholder account options. The Pioneer family of mutual funds offers over 62 funds, including domestic and international equity and fixed income funds and a money market fund that will be available to your Safeco Fund's shareholders through exchanges. In addition, Pioneer offers shareholders additional options for their accounts, including the ability to transact and exchange shares over the telephone or online and the ability to access account values and transaction history in all of the shareholder's direct accounts in the Pioneer Funds over the telephone or online.

     Fourth, Pioneer's commitment until the second anniversary of the Reorganization to limit the expenses (excluding extraordinary expenses) of the Investor Class of Pioneer Small Cap Value Fund to 1.15% of average daily net assets. This expense ratio is lower than both the gross expenses and expenses net of expense reimbursement of the Class A, Class B and Class C shares of your Safeco Fund and no higher than the gross and the same as the net expense of your Safeco Fund's Investor Class shares. Although without the expense limitation Pioneer Small Cap Value Fund's expenses are significantly higher than your Safeco Fund's net expenses, the Trustees believe that Pioneer Small Cap Value Fund offers the potential for lower expenses through economies of scale.

     Fifth, the substantially larger size of Pioneer Small Cap Value Fund offers greater opportunity for diversification of the investment portfolio, which should help to reduce risks.

     Sixth, shareholders who own shares in their name as of the closing of the Reorganization (i.e., not in the name of a broker or other intermediary) and maintain their account may purchase additional Class A shares of the corresponding Pioneer Fund through such account in the future or may exchange those shares for Class A shares of another Pioneer Fund or purchase Class A share of another Pioneer Fund without paying any sales charge.

     Seventh, the Investor Class shares of Pioneer Small Cap Value Fund received in the Reorganization will provide Safeco Small-Cap Value Fund shareholders with exposure to substantially the same investment product as they currently have.

     Pioneer and Symetra will pay all out of pocket expenses of the Safeco Funds and the Pioneer Funds associated with the Reorganizations, including, but not limited to: (1) the expenses associated with the preparation, printing and mailing of any shareholder communications, including this joint Proxy Statement/Prospectus, and any filings with the SEC and other governmental authorities in connection with the Reorganizations; (2) the fees and expenses of any proxy solicitation firm retained in connection with the Reorganizations;
(3) the legal fees and expenses incurred by the Safeco Funds in connection with the Reorganizations; and (4) the Trustees' fees and out of pocket expenses incurred as a result of the Reorganizations.

     The Trustees also considered that Pioneer and Symetra will benefit from the Reorganization. See "Will Pioneer and Symetra Benefit from the Reorganizations."

     The Board of Trustees of Pioneer Small Cap Value Fund also considered that the Reorganization presents an excellent opportunity for the Pioneer Small Cap Value Fund to acquire investment assets without the obligation to pay commissions or other transaction costs that a fund normally incurs when purchasing securities. This opportunity provides an economic benefit to Pioneer Small Cap Value Fund and its shareholders.

                                CAPITALIZATION

     The following table sets forth the capitalization of each Fund as of May 31, 2004, and pro forma combined Fund as of May 31, 2004.

                                                                          Pro Forma
                                          Safeco           Pioneer         Pioneer
                                         Small-Cap        Small Cap       Small Cap
                                        Value Fund       Value Fund       Value Fund
                                       May 31, 2004     May 31, 2004     May 31, 2004
                                      --------------   --------------   -------------
  Total Net Assets (in thousands)     $  69,484          $  487,436      $  556,920
    Class A shares ................   $   4,147          $  256,248      $  256,248
    Class B shares ................   $   1,380          $  149,851      $  149,851
    Class C shares ................   $     120          $   79,412      $   79,412
    Investor Class shares .........   $  63,837                 N/A      $   69,484
    Class R shares ................         N/A          $    1,925      $    1,925
  Net Asset Value Per Share
    Class A shares ................   $   19.01          $    29.70      $    29.70
    Class B shares ................   $   18.11          $    28.10      $    28.10
    Class C shares ................   $   18.17          $    29.16      $    29.16
    Investor Class shares .........   $   19.32                 N/A      $    29.70
    Class R shares ................         N/A          $    29.71      $    29.71
  Shares Outstanding
    Class A shares ................     218,133           8,629,200       8,629,200
    Class B shares ................      76,212           5,332,727       5,332,727
    Class C shares ................       6,612           2,723,047       2,723,047
    Investor Class shares .........   3,303,596                 N/A       2,339,529
    Class R shares ................         N/A              64,816          64,816

     It is impossible to predict how many shares of Pioneer Small Cap Value Fund will actually be received and distributed by your Safeco Fund on the Reorganization date. The table should not be relied upon to determine the amount of Pioneer Small Cap Value Fund's shares that will actually be received and distributed.

                     BOARD'S EVALUATION AND RECOMMENDATION

     For the reasons described above, the Trustees, including the Independent Trustees, approved the Reorganization. In particular, the Trustees determined that the Reorganization is in the best interests of your Safeco Fund. Similarly, the Board of Trustees of Pioneer Small Cap Value Fund, including its Independent Trustees, approved the Reorganization. They also determined that the Reorganization is in the best interests of Pioneer Small Cap Value Fund.

     The Trustees recommend that the shareholders of your Safeco Fund vote FOR the proposal to approve the Agreement and Plan of Reorganization.

              TERMS OF EACH AGREEMENT AND PLAN OF REORGANIZATION

The Reorganizations

  o Each Reorganization is scheduled to occur at 4:00 p.m., Eastern time, on December 10, 2004, unless your Safeco Fund and the corresponding Pioneer Fund agree in writing to a later date. Your Safeco Fund will transfer all of its assets to the corresponding Pioneer Fund. The corresponding Pioneer Fund will assume your Safeco Fund's liabilities that are included in the calculation of your Safeco Fund's net asset value on the Closing Date. The net asset value of both Funds will be computed as of 4:00 p.m., Eastern time, on the Closing Date.

  o Each Pioneer Fund will issue to the corresponding Safeco Fund Investor Class shares with an aggregate net asset value equal to the net assets attributable to the corresponding Safeco Fund's shares. These shares will immediately be distributed to your Safeco Fund's shareholders in proportion to the relative net asset value of their holdings of your Safeco Fund's shares on the Closing Date. As a result, each Safeco Fund's shareholders will end up as Investor Class shareholders of the corresponding Pioneer Fund.

  o After the distribution of shares, your Safeco Fund will be liquidated and dissolved.

  o Each Reorganization is intended to result in no income, gain or loss being recognized for federal income tax purposes and will not take place unless both Funds receive a satisfactory opinion concerning the tax consequences of the Reorganization from Wilmer Cutler Pickering Hale and Dorr LLP, counsel to the Pioneer Funds.

Agreement and Plan of Reorganization

     The shareholders of each Safeco Fund are being asked to approve an Agreement and Plan of Reorganization substantially in the form attached as EXHIBIT A-1 or A-2 (each, a "Plan"). The description of the Plan contained herein is qualified in its entirety by the attached copies, as appropriate.

     Conditions to Closing each Reorganization. The obligation of each Fund to consummate each Reorganization is subject to the satisfaction of certain conditions, including each Fund's performance of all of its obligations under the Plan, the receipt of certain documents and financial statements from your Safeco Fund and the receipt of all consents, orders and permits necessary to consummate the Reorganization (see Sections 7 and 8 of the Plan).

     The obligations of both Funds are subject to the approval of the Plan by the necessary vote of the outstanding shares of your Safeco Fund, in accordance with the provisions of your Trust's trust instrument and by-laws. The Funds' obligations are also subject to the receipt of a favorable opinion of Wilmer Cutler Pickering Hale and Dorr LLP as to the federal income tax consequences of each Reorganization (see Section 8.5 of the Plan).

     Termination of the Plan. The board of either the Safeco Trust or the corresponding Pioneer Fund may terminate the Plan (even if the shareholders of your Safeco Fund have already approved it) at any time before the Closing Date, if that board believes in good faith that proceeding with the Reorganization would no longer be in the best interests of shareholders.

                       TAX STATUS OF EACH REORGANIZATION

     Each Reorganization is intended to result in no income, gain or loss being recognized for United States federal income tax purposes and will not take place unless both Funds involved in the Reorganization receive a satisfactory opinion from Wilmer Cutler Pickering Hale and Dorr LLP, counsel to the Pioneer Funds, substantially to the effect that each Reorganization will be a "reorganization" within the meaning of Section 368(a) of the Code.

     As a result, for federal income tax purposes:

  o No gain or loss will be recognized by your Safeco Fund upon (1) the transfer of all of its assets to the Pioneer Fund as described in this Proxy Statement/Prospectus or (2) the distribution by your Safeco Fund of Pioneer Fund shares to your Safeco Fund's shareholders;

  o No gain or loss will be recognized by the Pioneer Fund upon the receipt of your Safeco Fund's assets solely in exchange for the issuance of Pioneer Fund shares to your Safeco Fund and the assumption of your Safeco Fund's liabilities by the corresponding Pioneer Fund;

  o The basis of the assets of your Safeco Fund acquired by the corresponding Pioneer Fund will be the same as the basis of those assets in the hands of your Safeco Fund immediately before the transfer;

  o The tax holding period of the assets of your Safeco Fund in the hands of the corresponding Pioneer Fund will include your Safeco Fund's tax holding period for those assets;

  o You will not recognize gain or loss upon the exchange of your shares of your Safeco Fund solely for the Pioneer Fund shares as part of the Reorganization;

  o The basis of the Pioneer Fund shares received by you in the Reorganization will be the same as the basis of your shares of your Safeco Fund surrendered in exchange; and

  o The tax holding period of the Pioneer Fund shares you receive will include the tax holding period of the shares of your Safeco Fund surrendered in the exchange, provided that you held the shares of your Safeco Fund as capital assets on the date of the exchange.

     In rendering such opinions, counsel shall rely upon, among other things, reasonable assumptions as well as representations of your Safeco Fund and the Pioneer Fund (see the annexes to the Plan).

     No tax ruling has been or will be received from the Internal Revenue Service ("IRS") in connection with the Reorganizations. An opinion of counsel is not binding on the IRS or a court, and no assurance can be given that the IRS would not assert, or a court would not sustain, a contrary position.

     You should consult your tax adviser for the particular tax consequences to you of the Reorganizations, including the applicability of any state, local or foreign tax laws.

                              PROPOSALS 2(a)-(h)

       APPROVAL OF AN INTERIM INVESTMENT ADVISORY AGREEMENT WITH PIONEER

Background

     Having determined to recommend the Reorganizations, the Trustees appointed Pioneer as investment adviser to each Fund commencing August 2, 2004, until the closing of the Reorganizations given that Symetra had indicated that it did not wish to continue to offer investment advisory services to the Safeco Funds. If both the Reorganization and appointment of Pioneer are approved, the interim investment advisory agreement will continue in effect until the closing of the Reorganizations. In connection with the retention of Pioneer, the sub-advisory agreement with Bank of Ireland Asset Management (U.S.) Limited with respect to Safeco International Stock Fund, and the sub-advisory agreement with RCM Capital Management LLC with respect to Safeco Large-Cap Growth Fund, were terminated.

Interim Investment Advisory Agreement

     Under the Investment Company Act, shareholders must approve any new investment advisory agreement for the Funds. However, Rule 15a-4 under the Investment Company Act permits your Trustees to appoint an adviser on an interim basis without prior shareholder approval if the new adviser agrees to provide such services on the same terms as the previous adviser and approves the investment advisory agreement with that adviser. An adviser may manage on such an interim basis for a period of 150-days. Because Pioneer will be making the payment to Symetra discussed under "Background to the Reorganizations," any fees that Pioneer would be entitled to under the interim investment advisory agreement will be held in escrow by the Fund until shareholder approval of the agreement is obtained. If shareholders of a Safeco Fund do not approve the interim advisory agreement, Pioneer will not receive the fee under the current investment advisory agreement with SAM but instead would be paid a fee based upon Pioneer's cost in managing the Fund. During this period prior to the meeting, the Funds will be managed as separate Funds and will not be combined with a Pioneer Fund. During this period, you also will not be able to exchange your shares in a Fund for shares of a Pioneer Fund. Pioneer is only able to serve as interim investment adviser until December 30, 2004, unless an extension of the 150-day period is permitted by a rule or independent position of the staff of the SEC.

     The interim investment advisory agreement incorporates the terms of the advisory agreement with SAM that terminated August 2, 2004 (the "Safeco Advisory Agreement"), which are discussed below. The form of the interim investment advisory agreement is attached as Exhibit B.

Reasons for Approving the Interim Investment Advisory Agreement and Board's Recommendation

     The Trustees recommend that the shareholders of the Safeco Funds approve the interim investment advisory agreements. In determining to appoint Pioneer as investment advisor on an interim basis, the Trustees considered many of the same factors on which the recommendation to approve the Reorganizations are based. These factors include:

  o SAM, the investment adviser to the Safeco Funds until August 2, 2004, was acquired by Symetra. Symetra informed the Trustees that it was not interested in continuing to provide investment advisory services to the Safeco Funds. Consequently, a change in your Fund's investment adviser was necessary.

  o The resources of Pioneer. At June 30, 2004, Pioneer managed over 62 investment companies and accounts with approximately $35 billion in assets. Pioneer is part of the global asset management group of UniCredito Italiano S.p.A., one of the largest banking groups in Italy, providing investment management and financial services to mutual funds, institutions, and other clients. As of June 30, 2004, assets under management of UniCredito Italiano S.p.A. were approximately $151 billion worldwide.

  o The track record of Pioneer in managing other investment companies with similar strategies.

  o Pioneer's willingness to proceed with the Reorganizations and to limit expenses of the Funds as discussed above.

  o Pioneer's investment process, style and philosophy with respect to equity and fixed income investing.

  o The expertise of John Carey as portfolio manager of Pioneer Fund and the head of equity investments at Pioneer.

  o Pioneer's willingness to act as investment adviser to each of the Funds.

Safeco Advisory Agreement

     The following is a summary of the material terms of the Safeco Advisory Agreement. The Safeco Advisory Agreement terminated on August 2, 2004.

     Services. Under the terms of the Safeco Advisory Agreement, SAM managed the Funds' investments, subject to the supervision of the Board. At its expense, SAM provided office space and all necessary office facilities, equipment and personnel for managing the investments of the Funds.

     Compensation. As compensation under the Safeco Advisory Agreement, each Safeco Fund paid SAM based on a percentage of the Fund's average daily net assets calculated each business day and paid monthly, as listed in the table below. In addition, SAM had contractually agreed to reimburse each Fund to the extent a Fund's total annual expenses during any of the Fund's fiscal years, exceed 0.40% of its average daily net asset value in such year. This arrangement included all Fund operating expenses except management fees, Rule 12b-1 fees, brokerage commissions, interest, and extraordinary expenses.

                Fund                            Net Assets              Annual Fee
-----------------------------------------------------------------------------------
 SAFECO BALANCED FUND                 $0-$250,000,000                  0.70 of 1%
 SAFECO CORE EQUITY FUND              $250,000,001-$750,000,000        0.65 of 1%
 SAFECO GROWTH OPPORTUNITIES FUND     $750,000,001-$1,250,000,000      0.60 of 1%
 SAFECO LARGE-CAP VALUE FUND          Over $1,250,000,000              0.55 of 1%
 SAFECO MULTI-CAP CORE FUND
-----------------------------------------------------------------------------------
 SAFECO INTERNATIONAL STOCK FUND      $0-$250,000,000                  1.00 of 1%
                                      $250,000,001-$750,000,000        0.90 of 1%
                                      Over $750,000,000                0.80 of 1%
-----------------------------------------------------------------------------------
 SAFECO LARGE-CAP GROWTH FUND         $0-$250,000,000                  0.80 of 1%
                                      $250,000,001-$750,000,000        0.75 of 1%
                                      $750,000,001-$1,250,000,000      0.70 of 1%
                                      Over $1,250,000,000              0.65 of 1%
-----------------------------------------------------------------------------------
 SAFECO SMALL-CAP VALUE FUND          $0-$250,000,000                  0.75 of 1%
                                      $250,000,001-$750,000,000        0.70 of 1%
                                      $750,000,001-$1,250,000,000      0.65 of 1%
                                      Over $1,250,000,000              0.60 of 1%

     In addition to the management fee, your Safeco Fund paid SAM, in its capacity as administrator and fund accounting agent an administrative services fee of 0.05% of your Safeco Fund's average daily net assets up to the first $200,000,000 and 0.01% of its net assets thereafter, and an accounting fee of 0.04% of the Fund's average daily net assets up to the first $200,000,000 and 0.01% of its net assets thereafter.

     The table below shows gross advisory fees paid by each Fund and any expense reimbursements by SAM during the fiscal year ended December 31, 2003:

FUND                                            (In Thousands)
----                                            --------------
  SAFECO BALANCED FUND
   Advisory Fee ............................       $   124
   Reimbursement ...........................       $    79
  SAFECO CORE EQUITY FUND
   Advisory Fee ............................       $ 4,663
   Reimbursement ...........................       $   353
  SAFECO GROWTH OPPORTUNITIES FUND
   Advisory Fee ............................       $ 3,156
   Reimbursement ...........................       $   499
  SAFECO INTERNATIONAL STOCK FUND
   Advisory Fee ............................       $   256
   Reimbursement ...........................       $   235
  SAFECO LARGE-CAP GROWTH FUND
   Advisory Fee ............................       $    40
   Reimbursement ...........................       $    70

FUND                                       (In Thousands)
----                                      ---------------
  SAFECO LARGE-CAP VALUE FUND
   Advisory Fee .......................         $965
   Reimbursement ......................         $ 58
  SAFECO MULTI-CAP CORE FUND
   Advisory Fee .......................         $523
   Reimbursement ......................         $122
  SAFECO SMALL-CAP VALUE FUND
   Advisory Fee .......................         $345
   Reimbursement ......................         $149

     Limitation of Liability. The Safeco Advisory Agreement provided that SAM shall not be subject to liability to the Funds or to any shareholder of the Funds for any loss suffered by a Fund or its shareholders from or as a consequence of any act or omission of SAM, or of any of the partners, employees or agents of SAM in connection with or pursuant to the Agreement, except by reason of willful misfeasance, bad faith or gross negligence on the part of SAM in the performance of its duties or by reason of reckless disregard by SAM of its obligations and duties under the Agreement.

                        VOTING RIGHTS AND REQUIRED VOTE

     Each share of your Safeco Fund is entitled to one vote and each fractional share shall be entitled to a proportionate fractional vote. A quorum is required to conduct business at the Meeting. With respect to each Safeco Fund, the presence in person or by proxy of one-third of the outstanding shares of a Safeco Fund entitled to cast votes at the Meeting will constitute a quorum with respect to that Safeco Fund. A favorable vote of a "majority of the outstanding voting securities" of the applicable Fund is required to approve each Proposal. Under the Investment Company Act, the vote of a majority of the outstanding voting securities means the affirmative vote of the lesser of (i) 67% or more of the shares of the applicable Safeco Fund represented at the meeting, if at least 50% of all outstanding shares of the Safeco Fund are represented at the meeting, or (ii) 50% or more of the outstanding shares of the Safeco Fund entitled to vote at the meeting.

 ---------------------------------------------------------------------------------
              Shares                                    Quorum
 ---------------------------------------------------------------------------------
 In General                        All shares "present" in person or by proxy are
                                   counted towards a quorum.
 ---------------------------------------------------------------------------------
 Broker Non-Vote (where the        Considered "present" at Meeting for purposes
 underlying holder has not         of quorum.
 voted and the broker does not
 have discretionary authority to
 vote the shares)
 ---------------------------------------------------------------------------------
 Proxy with No Voting              Considered "present" at Meeting for purposes
 Instruction (other than Broker    of quorum.
 Non-Vote)
 ---------------------------------------------------------------------------------
 Vote to Abstain                   Considered "present" at Meeting for purposes
                                   of quorum.
 ---------------------------------------------------------------------------------
 ---------------------------------------------------------------------------------
              Shares                                     Voting
 ---------------------------------------------------------------------------------
 In General                        Shares "present" in person will be voted in
                                   person at the Meeting. Shares present by
                                   proxy will be voted in accordance with
                                   instructions.
 ---------------------------------------------------------------------------------
 Broker Non-Vote (where the        Broker non-votes do not count as a vote "for"
 underlying holder has not         and effectively result in a vote "against"
 voted and the broker does not     Proposals 1(a)-(h), and Proposal 2(a)-(h) if
 have discretionary authority to   less than 50% of the outstanding shares are
 vote the shares)                  present at the Meeting
 ---------------------------------------------------------------------------------
 Proxy with No Voting              Voted "for" the proposal.
 Instruction (other than Broker
 Non-Vote)
 ---------------------------------------------------------------------------------
 Vote to Abstain                   Abstentions do not constitute a vote "for" and
                                   effectively result in a vote "against" Proposals
                                   1(a)-(h), and Proposal 2(a)-(h) if less than
                                   50% of the outstanding shares are present at
                                   the Meeting.
 ---------------------------------------------------------------------------------

                ADDITIONAL INFORMATION ABOUT THE PIONEER FUNDS

Investment Adviser

     Pioneer serves as the investment adviser to each Pioneer Fund. Pioneer is an indirect, wholly owned subsidiary of UniCredito Italiano S.p.A., one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutions and other clients. As of June 30, 2004, assets under management were approximately $150 billion worldwide, including over $35 billion in assets under management by Pioneer. Pioneer's main office is at 60 State Street, Boston, Massachusetts 02109. Pioneer's U.S. mutual fund investment history includes creating one of the first mutual funds in 1928.

     The Board of Trustees of the Pioneer Funds is responsible for overseeing the performance of each of Pioneer Fund's investment adviser and subadviser, if any, and determining whether to approve and renew the fund's investment advisory agreement and the subadvisory agreements.

     Pioneer has received an order (the "Exemptive Order") from the SEC that permits Pioneer, subject to the approval of the Pioneer Funds' board of trustees, to hire and terminate a subadviser or to materially modify an existing subadvisory agreement for a Pioneer Fund without shareholder approval. Pioneer retains the ultimate responsibility to oversee and recommend the hiring, termination and replacement of any subadviser. To the extent that the SEC adopts a rule that would supersede the Exemptive Order, Pioneer and the Pioneer Funds intend to rely on such rule to permit Pioneer, subject to the approval of the Pioneer Funds' board of trustees and any other applicable conditions of the rule, to hire and terminate a subadviser or to materially modify an existing subadvisory agreement for a Pioneer Fund without shareholder approval.

Buying, Exchanging and Selling Shares of the Pioneer Funds

     Net Asset Value. Each Pioneer Fund's net asset value is the value of its portfolio of securities plus any other assets minus its operating expenses and any other liabilities. Each Pioneer Fund calculates a net asset value for each class of shares every day the New York Stock Exchange is open when regular trading closes (normally 4:00 p.m. Eastern time).

     Each Pioneer Fund generally values its portfolio securities using closing market prices or readily available market quotations. When closing market prices or market quotations are not available or are considered by Pioneer to be unreliable, a Pioneer Fund may use a security's fair value. Fair value is the valuation of a security determined on the basis of factors other than market value in accordance with procedures approved by the Pioneer Funds' trustees. Each Pioneer Fund also may use the fair value of a security, including a non-U.S. security, when Pioneer determines that the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security due to factors affecting one or more relevant securities markets or the specific issuer. The use of fair value pricing by a Pioneer Fund may cause the net asset value of its shares to differ from the net asset value that would be calculated using closing market prices. International securities markets may be open on days when the U.S. markets are closed. For this reason, the value of any international securities owned by a Pioneer Fund could change on a day you cannot buy or sell shares of the fund. Each Pioneer Fund may use a pricing service or a pricing matrix to value some of its assets. Debt securities with remaining maturities of 60 days or less are valued at amortized cost, which is a method of determining a security's fair value.

     Pioneer International Equity Fund primarily invests in securities of non-U.S. issuers and the markets for these securities generally close prior to the time the Fund determines its net asset value. However, the value of these securities continues to be influenced by changes in the global markets. Consequently, the trustees have determined to use the fair value of these securities as of the time the fund determines its net asset value, based upon data from a pricing service. On a daily basis, the pricing service recommends changes, based upon a proprietary model, to the closing market prices of each non-U.S. security held by the fund to reflect the security's fair value at the time the fund determines its net asset value. The fund applies these recommendations in accordance with procedures approved by the trustees. A security's fair value determined in this manner may differ from the security's closing market price on the date the fund determines its net asset value or the opening price of the security on the next business day. The fund's use of this method may significantly affect its net asset value compared to the net asset value that would have been determined using closing market prices. The fund also may take other factors influencing specific markets or issuers into consideration in determining the fair value of a non-U.S. security.

     You buy or sell shares at the share price. When you buy Class A shares, you pay an initial sales charge unless you qualify for a waiver or reduced sales charge. The Class A shares of the Pioneer Funds you receive in the Reorganizations will not be subject to any sales charge. Moreover, if you own shares in your own name as of the closing of the Reorganizations (i.e., not in the name of a broker or other intermediary) and maintain your account, you may purchase additional Class A shares of the corresponding Pioneer Fund through such account in the future or may exchange those shares for Class A shares of another Pioneer Fund without paying any sales charge.

     Opening Your Account. If your shares are held in your investment firm's name, the options and services available to you may be different from those described herein or in the Pioneer Fund's prospectus. Ask your investment professional for more information.

     If you invest in a Pioneer Fund through investment professionals or other financial intermediaries, including wrap programs and fund supermarkets, additional conditions may apply to your investment in a Pioneer Fund, and the investment professional or intermediary may charge you a transaction-based or other fee for its services. These conditions and fees are in addition to those imposed by the Pioneer Fund and its affiliates. You should ask your investment professional or financial intermediary about its services and any applicable fees.

     Account Options. Use your account application to select options and privileges for your account. You can change your selections at any time by sending a completed account options form to the transfer agent. You may be required to obtain a signature guarantee to make certain changes to an existing account.

     Call or write to the Pioneer Funds' transfer agent for account applications, account options forms and other account information:

PIONEER INVESTMENT MANAGEMENT SHAREHOLDER SERVICES, INC.
P.O. Box 55014
Boston, Massachusetts 02205-5014
Telephone 1-800-225-6292

     Telephone Transaction Privileges. If your account is registered in your name, you can buy, exchange or sell shares of the Pioneer Funds by telephone. If you do not want your account to have telephone transaction privileges, you must indicate that choice on your account application or by writing to the transfer agent.

     When you request a telephone transaction the transfer agent will try to confirm that the request is genuine. The transfer agent records the call, requires the caller to provide the personal identification number for the account and sends you a written confirmation. Each Pioneer Fund may implement other confirmation procedures from time to time. Different procedures may apply if you have a non-U.S. account or if your account is registered in the name of an institution, broker-dealer or other third party.

     Online Transaction Privileges. If your account is registered in your name, you may be able to buy, exchange or sell fund shares online. Your investment firm may also be able to buy, exchange or sell your Pioneer Fund shares online.


     To establish online transaction privileges complete an account options form, write to the transfer agent or complete the online authorization screen on: www.pioneerfunds.com.

     To use online transactions, you must read and agree to the terms of an online transaction agreement available on the Pioneer website. When you or your investment firm requests an online transaction the transfer agent electronically records the transaction, requires an authorizing password and sends a written confirmation. The Pioneer Funds may implement other procedures from time to time. Different procedures may apply if you have a non-U.S. account or if your account is registered in the name of an institution, broker-dealer or other third party. You may not be able to use the online transaction privilege for certain types of accounts, including most retirement accounts.

     Share Price. If you place an order with your investment firm before the New York Stock Exchange closes and your investment firm submits the order to PFD prior to PFD's close of business (usually 5:30 p.m. Eastern time), your share price will be calculated that day. Otherwise, your price per share will be calculated at the close of the New York Stock Exchange after the distributor receives your order. Your investment firm is responsible for submitting your order to the distributor.

     Buying Pioneer Fund Shares. You may buy shares of each Pioneer Fund from any investment firm that has a sales agreement with PFD. If you do not have an investment firm, please call 1-800-225-6292 for information on how to locate an investment professional in your area.

     You can buy shares of the Pioneer Funds at the offering price. The distributor may reject any order until it has confirmed the order in writing and received payment. The fund reserves the right to stop offering any class of shares.

     Minimum Investment Amounts. Your initial investment must be at least $1,000. Additional investments must be at least $100 for Class A shares. You may qualify for lower initial or subsequent investment minimums if you are opening a retirement plan account, establishing an automatic investment plan or placing your trade through your investment firm. The minimum investment amount does not apply for purposes of the Reorganization.

     Exchanging Pioneer Fund Shares. You may exchange your shares in a Pioneer Fund for shares of the same class of another Pioneer mutual fund. Your exchange request must be for at least $1,000 unless the fund you are exchanging into has a different minimum. Each Pioneer Fund allows you to exchange your shares at net asset value without charging you either an initial or contingent deferred sales charge at the time of the exchange. Shares you acquire as part of an exchange will continue to be subject to any contingent deferred sales charge that applies to the shares you originally purchased. When you ultimately sell your shares, the date of your original purchase will determine your contingent deferred sales charge. Before you request an exchange, consider each Fund's investment objective and policy as described in each fund's prospectus.

     Selling Pioneer Fund Shares. Your shares will be sold at net asset value per share next calculated after the Pioneer Fund, or authorized agent, and as a broker-dealer, receives your request in good order. If the shares you are selling are subject to a deferred sales charge, it will be deducted from the sale proceeds. Each Pioneer Fund generally will send your sale proceeds by check, bank wire or electronic funds transfer. Normally you will be paid within seven days. If you are selling shares from a non-retirement account or certain IRAs, you may use any of the methods described below. If you are selling shares from a retirement account other than an IRA, you must make your request in writing.

     You may have to pay federal income taxes on a sale or an exchange.

Good Order means that:

     o You have provided adequate instructions

     o There are no outstanding claims against your account

     o There are no transaction limitations on your account

     o If you have any Pioneer Fund share certificates, you submit them and they are signed by each record owner exactly as the shares are registered

     o Your request includes a signature guarantee if you:

     o Are selling over $100,000 or exchanging over $500,000 worth of shares

     o Changed your account registration or address within the last 30 days

     o Instruct the transfer agent to mail the check to an address different from the one on your account

     o Want the check paid to someone other than the account owner(s)

     o Are transferring the sale proceeds to a Pioneer mutual fund account with a different registration

Buying, Exchanging and Selling Pioneer Fund Shares

------------------------------------------------------------------------------------------
                                        Buying Shares
------------------------------------------------------------------------------------------
        Through      Normally, your investment firm will send your purchase request
your investment      to the Pioneer Funds' transfer agent. Consult your investment
           firm      professional for more information. Your investment firm may receive a commission from the distributor for your purchase of fund shares. The distributor or its affiliates may pay additional compensation, out of their own assets, to certain investment firms or their affiliates based on objective criteria established by the distributor.

By phone or online   You can use the telephone or online privilege if you have an existing non-retirement account or certain IRAs. You can purchase additional fund shares by phone if:
                     o You established your bank account of record at least
                       30 days ago
                     o Your bank information has not changed for at least 30 days
                     o You are not purchasing more than $25,000 worth of shares per account per day
                     o You can provide the proper account identification information

                     When you request a telephone or online purchase, the transfer agent will electronically debit the amount of the purchase from your bank account of record. The transfer agent will purchase
                     Pioneer Fund shares for the amount of the debit at the offering price determined after the transfer agent receives your
                     telephone or online purchase instruction and good funds. It usually takes three business days for the transfer agent to receive notification from your bank that good funds are available in the amount of your investment.

------------------------------------------------------------------------------------------
                                         Exchanging Shares
------------------------------------------------------------------------------------------
            Through   Normally, your investment firm will send your exchange request to
your investment the   Pioneer Fund's transfer agent. Consult your investment
               firm   professional for more information about exchanging your
                      shares.
------------------------------------------------------------------------------------------
By phone or online    After you establish your Pioneer Fund account, you can
                      exchange Fund shares by phone or online if:
                      o You are exchanging into an existing account or using the exchange to establish a new account, provided the new
                        account has a registration identical to the original
                        account
                      o The fund into which you are exchanging offers the same
                        class of shares
                      o You are not exchanging more than $500,000 worth of
                        shares per account per day
                      o You can provide the proper account identification
                        information

       In writing, You can exchange fund shares by mailing or faxing a letter of by mail or by fax instruction to the transfer agent. You can exchange Pioneer
                   Fund shares directly through the Pioneer Fund only if your account is registered in your name. However, you may not fax an exchange request for more than $500,000. Include in your letter:
                   o The name, social security number and signature of all
                     registered owners
                   o A signature guarantee for each registered owner if the
                     amount of the exchange is more than $500,000
                   o The name of the fund out of which you are exchanging and the name of the fund into which you are exchanging
                   o The class of shares you are exchanging
                   o The dollar amount or number of shares you are exchanging

--------------------------------------------------------------------------------
                                Selling Shares
--------------------------------------------------------------------------------
     Normally, your investment firm will send your request to sell shares to the Pioneer Funds' transfer agent. Consult your
     investment professional for more information. Each Pioneer Fund has authorized PFD to act as its agent in the repurchase of
     Pioneer Fund shares from qualified investment firms. Each Pioneer
     Fund reserves the right to terminate this procedure at any time.
     You may sell up to $100,000 per account per day by phone or online. You may sell Pioneer Fund shares held in a retirement plan account by phone only if your account is an eligible IRA (tax penalties may apply). You may not sell your shares by phone or online if you have changed your address (for checks) or your bank information (for wires and transfers) in the last 30 days.
     You may receive your sale proceeds:
     o By check, provided the check is made payable exactly as your account is registered
     o By bank wire or by electronic funds transfer, provided the sale proceeds are being sent to your bank address of record
     You can sell some or all of your Pioneer Fund shares by writing directly to the Pioneer fund only if your account is registered in your name. Include in your request your name, your social
     security number, the fund's name and any other applicable
     requirements as described below. The transfer agent will send the sale proceeds to your address of record unless you provide other instructions. Your request must be signed by all registered owners and be in good order. You may not sell more than $100,000 per account per day by fax.

--------------------------------------------------------------------------------
                           How to contact Pioneer
--------------------------------------------------------------------------------
     By phone
     For information or to request a telephone transaction between
     8:00 a.m. and 7:00 p.m. (Eastern time) by speaking with a
     shareholder services representative call 1-800-225-6292
     To request a transaction using FactFoneSM call 1-800-225-4321
     Telecommunications Device for the Deaf (TDD) 1-800-225-1997

     By mail
     Send your written instructions to:
     Pioneer Investment Management Shareholder Services, Inc.
     P.O. Box 55014
     Boston, Massachusetts 02205-5014

     By fax
     Fax your exchange and sale requests to:
     1-800-225-4240

     Exchange Privilege
     You may make up to four exchange redemptions of $25,000 or more per account per calendar year.

     Excessive Trading
     The fund discourages excessive and/or trading practices, such as market timing, that may disrupt portfolio management strategies and harm fund request until it is received in performance. These practices consist of:
     o Selling shares purchased within the preceding 90 days;
     o Two or more purchases and redemptions in any 90-day period;
       or
     o Any other series of transactions indicative of a timing pattern

     If we identify an account that engages in such activity, the fund and the distributor reserve the right to refuse or restrict any purchase order (including exchanges) for that account and other accounts under common ownership or control.

Pioneer Fund Shareholder Account Policies

     Signature Guarantees and Other Requirements. You are required to obtain a signature guarantee when you are:

     o Requesting certain types of exchanges or sales of Pioneer Fund shares

     o Redeeming shares for which you hold a share certificate

     o Requesting certain types of changes for your existing account

     You can obtain a signature guarantee from most broker-dealers, banks, credit unions (if authorized under state law) and federal savings and loan associations. You cannot obtain a signature guarantee from a notary public. All Pioneer Funds will accept only medallion signature guarantees. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution that is participating in a medallion program recognized by the Securities Transfer Association. Signature guarantees from financial institutions that are not participating in one of these programs are not accepted. Fiduciaries and corporations are required to submit additional documents to sell Pioneer Fund shares.

     Exchange Limitation. You may only make up to four exchange redemptions of $25,000 or more per account per calendar year out of a Pioneer Fund. Each Fund's exchange limitation is intended to discourage short-term trading in fund shares. Short-term trading can increase the expenses incurred by the Fund and make portfolio management less efficient. In determining whether the exchange redemption limit has been reached, Pioneer may aggregate a series of exchanges (each valued at less than $25,000) and/or fund accounts that appear to be under common ownership or control. Pioneer may view accounts for which one person gives instructions or accounts that act on advice provided by a single source to be under common control.

     The exchange limitation does not apply to automatic exchange transactions or to exchanges made by participants in employer-sponsored retirement plans qualified under Section 401(a) of the Code. While financial intermediaries that maintain omnibus accounts that invest in the fund are requested to apply the exchange limitation policy to shareholders who hold shares through such accounts, we do not impose the exchange limitation policy at the level of the omnibus account and are not able to monitor compliance by the financial intermediary with this policy.

     Redemption Fee. Pioneer International Equity Fund has adopted a redemption fee on short term holdings of the Fund's shares. If you sell or exchange shares within 30 days of any purchase of Fund shares, the Fund will apply a 2% fee to the entire amount of your sales proceeds. The Fund's redemption fee is intended to discourage short-term trading in fund shares. Short-term trading can increase the expenses incurred by the fund and make portfolio management less efficient.

     Excessive Trading. Each Pioneer Fund discourages excessive and short-term trading practices, such as market timing, that may disrupt portfolio management strategies and harm fund performance. Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, we may consider trading in the fund's shares to be excessive if:

     o You sell shares within a short period of time after the shares were purchased;

     o You make two or more purchases and redemptions within a short period of time;

     o You enter into a series of transactions that is indicative of a timing pattern or strategy; or

     o We reasonably believe that you have engaged in such practices in connection with other mutual funds.

     We monitor selected trades on a daily basis in an effort to detect excessive short-term trading. If we determine that an investor or a client of a broker has engaged in excessive short-term trading that we believe may be harmful to the Fund, we will ask the investor or broker to cease such activity and we will refuse to process purchase orders (including purchases by exchange) of such investor, broker or accounts that we believe are under their control. In determining whether to take such actions, we seek to act in a manner that is consistent with the best interests of the Fund's shareholders. We also limit the number of exchanges of $25,000 or more in any calendar year.

     While we use our reasonable efforts to detect excessive trading activity, there can be no assurance that our efforts will be successful or that market timers will not employ tactics designed to evade detection. Frequently, Fund shares are held through omnibus accounts maintained by financial intermediaries such as brokers and retirement plan administrators where the holdings of multiple shareholders, such as all the clients of a particular broker, are aggregated. Our ability to monitor trading practices by investors purchasing shares through omnibus accounts is limited and dependent upon the cooperation of the financial intermediary in observing the fund's policies.

     Minimum Account Size. Each Pioneer Fund requires that you maintain a minimum account value of $500. If you hold less than the minimum in your account because you have sold or exchanged some of your shares, the Pioneer Fund will notify you of its intent to sell your shares and close your account. You may avoid this by increasing the value of your account to at least the minimum within six months of the notice from the Fund.

     Telephone Access. You may have difficulty contacting the Pioneer Fund by telephone during times of market volatility or disruption in telephone service. If you are unable to reach the Pioneer Fund by telephone, you should communicate with the Fund in writing.

     Share Certificates. Normally, your shares will remain on deposit with the transfer agent and certificates will not be issued. If you are legally required to obtain a certificate, you may request one for your Class A shares only. A fee may be charged for this service. Any share certificates of the Safeco Funds outstanding at the Closing of the Reorganization will be deemed to be cancelled and will no longer represent shares of the Funds.

     Other Policies. Each Pioneer Fund may suspend transactions in shares when trading on the New York Stock Exchange is closed or restricted, when an emergency exists that makes it impracticable, as determined by the SEC, for the fund to sell or value its portfolio securities or with the permission of the SEC.

     Each Pioneer Fund or PFD may revise, suspend or terminate the account options and services available to shareholders at any time.

     Each Pioneer Fund reserves the right to redeem in kind by delivering portfolio securities to a redeeming shareholder, provided that the Pioneer Fund must pay redemptions in cash if a shareholder's aggregate redemptions in a 90 day period are less than $250,000 or 1% of the fund's net assets.

Dividends and Capital Gains

     Each Pioneer Fund generally pays any distributions of net short- and long-term capital gains and dividends from any net investment income at least annually.

     Each Pioneer Fund may also pay dividends and capital gain distributions at other times if necessary for the fund to avoid U.S. federal income or excise tax. If you invest in a Pioneer Fund close to the time that the fund makes a distribution, generally you will pay a higher price per share and you will pay taxes on the amount of the distribution whether you reinvest the distribution or receive it as cash.

Taxes

     For U.S. federal income tax purposes, distributions from each Pioneer Fund's net long-term capital gains (if any) are considered long-term capital gains and may be taxable to you at different maximum rates depending upon their source and other factors. Short-term capital gain distributions for each Pioneer Fund are taxable as ordinary income.

     Dividends from net investment income are taxable either as ordinary income or, if so designated by the fund and certain other conditions, including holding period requirements, are met by the fund and the shareholder, as "qualified dividend income" taxable to individual shareholders at the maximum 15% U.S. federal tax rate. Dividends and distributions generally are taxable, whether you take payment in cash or reinvest them to buy additional Pioneer Fund shares.

     When you sell or exchange Pioneer Fund shares you will generally recognize a capital gain or capital loss in an amount equal to the difference between the net amount of sale proceeds (or, in the case of an exchange, the fair market value of the shares) that you receive and your tax basis for the shares that you sell or exchange. In January of each year each Pioneer Fund will mail to you information about your dividends, distributions and any shares you sold in the previous calendar year.

     You must provide your social security number or other taxpayer identification number to the fund along with the certifications required by the Internal Revenue Service when you open an account. If you do not or if it is otherwise legally required to do so, the Pioneer Fund will withhold 28% "backup withholding" tax from your dividends and distributions, sale proceeds and any other payments to you.

     You should ask your tax adviser about any federal, state and foreign tax considerations, including possible additional withholding taxes for non-U.S. shareholders. You may also consult the "Tax Status" section of each Pioneer Fund's statement of additional information for a more detailed discussion of U.S. federal income tax considerations, including qualified dividend income considerations that may affect the Pioneer Fund and its shareholders.

     Pioneer Funds' Class A Rule 12b-1 Plans. As described above, each Pioneer Fund has adopted a Rule 12b-1 plan for its Class A shares (the "Class A Plans" or the "Plans"). Because the Rule 12b-1 fees payable under each Plan are an ongoing expense, over time they may increase the cost of your investment and your shares may cost more than shares that are not subject to a distribution or service fee or sales charge.

     Compensation and Services. Each Class A Plan is a reimbursement plan, and distribution expenses of PFD are expected to substantially exceed the distribution fees paid by the fund in a given year. Pursuant to each Class A Plan the fund reimburses PFD for its actual expenditures to finance any activity primarily intended to result in the sale of Class A shares or to provide services to holders of Class A shares, provided the categories of expenses for which reimbursement is made are approved by the board of trustees. The expenses of the fund pursuant to the Class A Plan are accrued daily at a rate which may not exceed the annual rate of 0.25% of the fund's average daily net assets attributable to Class A shares.

     Trustee Approval and Oversight. Each Plan was last approved by the board of trustees of each Pioneer Fund, including a majority of the independent trustees, by votes cast in person at meetings called for the purpose of voting on the Plan on December 6, 2003. Pursuant to the Plan, at least quarterly, PFD will provide each fund with a written report of the amounts expended under the Plan and the purpose for which these expenditures were made. The trustees review these reports on a quarterly basis to determine their continued appropriateness.

     Term, Termination and Amendment. Each Plan's adoption, terms, continuance and termination are governed by Rule 12b-1 under the Investment Company Act. The board of trustees believes that there is a reasonable likelihood that the Plans will benefit each fund and its current and future shareholders. The Plans may not be amended to increase materially the annual percentage limitation of average net assets which may be spent for the services described therein without approval of the shareholders of the fund affected thereby, and material amendments of the Plans must also be approved by the trustees as provided in Rule 12b-1.

FINANCIAL HIGHLIGHTS

     The following tables show the financial performance of each Pioneer Fund for the past five fiscal years and, if applicable, for any recent semiannual period (or the period during which each Pioneer Fund has been in operation, if less than five years). Certain information reflects financial results for a single Pioneer Fund share. "Total return" shows how much an investment in a Pioneer Fund would have increased or decreased during each period, assuming you had reinvested all dividends and other distributions. In the case of each Pioneer Fund, each fiscal year ended on or after the fiscal year ended June 30, 2002 has been audited by Ernst & Young LLP, each Pioneer Fund's independent registered public accounting firm, as stated in their reports incorporated by reference in this registration statement. For fiscal years prior to the fiscal year ended June 30, 2002, the financial statements of each Pioneer Fund were audited by Arthur Andersen LLP. The information for any semiannual period has not been audited.

                             PIONEER BALANCED FUND

                             FINANCIAL HIGHLIGHTS

                                                                  Six Months
                                                                    Ended          Year
                                                                   6/30/04         Ended
CLASS A                                                          (Unaudited)     12/31/03

-----------------------------------------------------------------------------------------
Net asset value, beginning of period .........................    $ 9.47         $  8.29
                                                                 -------         -------
Increase (decrease) from investment operations:
 Net investment income .......................................    $ 0.06         $  0.12
 Net realized and unrealized gain (loss) on investments ......      0.09            1.20
                                                                 -------         -------
 Net increase (decrease) from investment operations ..........    $ 0.15         $  1.32
Distributions to shareholders:
 Net investment income .......................................     (0.05)          (0.14)
 Net increase (decrease) in net asset value ..................    $ 0.10         $  1.18
                                                                 -------         -------
 Net asset value, end of period ..............................    $ 9.57         $  9.47
                                                                 -------         -------
Total return* ................................................      1.59%          15.99%
                                                                ========         =======
Ratio of net expenses to average net assets+ .................      1.31%**         1.38%
 Ratio of net investment income to average net assets+ .......      1.31%**         1.25%
 Portfolio turnover rate .....................................        34%**           44%
 Net assets, end of period (in thousands) ....................  $103,881        $107,265
Ratios with reductions for fees paid indirectly:
 Net expenses ................................................      1.31%**         1.38%
 Net investment income .......................................      1.31%**         1.25%

                                                                    Year          Year          Year         Year
                                                                   Ended          Ended         Ended       Ended
CLASS A                                                           12/31/02    12/31/01 (a)    12/31/00     12/31/99
--------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period .........................   $   9.46       $  9.94      $   9.73     $  9.74
                                                                 --------       -------       -------     -------
Increase (decrease) from investment operations:
 Net investment income .......................................   $   0.11       $  0.19      $   0.30     $  0.31
 Net realized and unrealized gain (loss) on investments ......     ( 1.17)        (0.47)         0.22       (0.01)
                                                                 --------       -------       -------     -------
 Net increase (decrease) from investment operations ..........   $  (1.06)      $ (0.28)     $   0.52     $  0.30
Distributions to shareholders:
 Net investment income .......................................     ( 0.11)        (0.20)        (0.31)      (0.31)
 Net increase (decrease) in net asset value ..................   $  (1.17)      $ (0.48)     $  0.21     $  (0.01)
                                                                 --------       -------       -------    --------
 Net asset value, end of period ..............................   $   8.29       $  9.46      $   9.94     $  9.73
                                                                 --------       -------       -------    --------
Total return* ................................................     (11.20)%       (2.87)%        5.38%       3.15%
                                                                 ========       =======       ========   ========
Ratio of net expenses to average net assets+ .................       1.41%         1.31%         1.23%       1.23%
 Ratio of net investment income to average net assets+ .......       1.19%         1.97%         2.96%       3.21%
 Portfolio turnover rate .....................................        180%          133%           17%         46%
 Net assets, end of period (in thousands) ....................   $106,734       $141,746     $162,855    $214,866
Ratios with reductions for fees paid indirectly:
 Net expenses ................................................       1.41%         1.30%         1.20%       1.21%
 Net investment income .......................................       1.19%         1.98%         2.99%       3.23%

----------
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
** Annualized.
+  Ratios with no reduction for fees paid indirectly.
(a)At January 1, 2001, the Fund began accreting discounts and amortizing premiums on debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income by less than one cent per share, increase net realized and unrealized gain (loss) by less than one cent per share and decrease the ratio of net investment income to average net assets assuming reduction for fees paid indirectly from 2.02% to 1.98%. Per share ratios and supplemental data for periods prior to January 1, 2002, have not been restated to reflect this change in presentation.

                                 PIONEER FUND

                             FINANCIAL HIGHLIGHTS

                                                                    Six Months
                                                                      Ended            Year
                                                                     6/30/04           Ended
CLASS A                                                            (Unaudited)       12/31/03
-----------------------------------------------------------------------------------------------
Net asset value, beginning of period ..........................    $ 38.00          $   30.76
                                                                 ---------          ---------
Increase (decrease) from investment operations:
 Net investment income ........................................    $  0.14          $    0.28
 Net realized and unrealized gain (loss) on investments and
  foreign currency transactions ...............................       0.63               7.24
                                                                 ---------          ---------
 Net increase (decrease) from investment operations ...........    $  0.77          $    7.52
Distributions to shareholders:
 Net investment income ........................................    $   (0.13)       $    (0.28)
 Net realized gain ............................................           --                --
                                                                 ---------          ---------
 Net increase (decrease) in net asset value ...................    $  0.64          $    7.24
                                                                 ---------          ---------
Net asset value, end of period ................................    $ 38.64          $   38.00
                                                                 =========          =========
Total return* .................................................       2.03%             24.58%
Ratio of net expenses to average net assets+ ..................       1.05%**            1.09%
 Ratio of net investment income to average net assets+ ........       0.71%**            0.86%
 Portfolio turnover rate ......................................         22%**               6%
 Net assets, end of period (in thousands) ..................... $5,328,526         $5,370,888
Ratios with reductions for fees paid indirectly:
 Net expenses .................................................       1.05%**            1.09%
 Net investment income ........................................       0.71%**            0.86%

                                                                      Year            Year           Year           Year
                                                                     Ended           Ended           Ended          Ended
CLASS A                                                             12/31/02        12/31/01       12/31/00       12/31/99
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ..........................    $   38.87       $   44.26      $   47.60      $   43.30
                                                                   ---------       ---------      ---------      ---------
Increase (decrease) from investment operations:
 Net investment income ........................................    $    0.27       $    0.18      $    0.16      $    0.18
 Net realized and unrealized gain (loss) on investments and
  foreign currency transactions ...............................        (8.12)          (5.11)         (0.14)          6.51
                                                                   ---------       ---------      ---------      ---------
 Net increase (decrease) from investment operations ...........    $   (7.85)      $   (4.93)     $    0.02      $    6.69
Distributions to shareholders:
 Net investment income ........................................    $   (0.26)      $   (0.16)     $   (0.12)    $   (0.17)
 Net realized gain ............................................           --           (0.30)         (3.24)        (2.22)
                                                                   ---------       ---------      ---------      ---------
 Net increase (decrease) in net asset value ...................    $   (8.11)      $   (5.39)     $   (3.34)    $    4.30
                                                                   ---------       ---------      ---------      ---------
Net asset value, end of period ................................    $   30.76       $   38.87      $   44.26      $   47.60
                                                                   =========       =========      ==========     ==========
Total return* .................................................       (20.26%)        (11.13%)         0.12%         15.54%
Ratio of net expenses to average net assets+ ..................         1.11%           1.14%          1.11%          1.10%
 Ratio of net investment income to average net assets+ ........         0.75%           0.43%          0.31%          0.39%
 Portfolio turnover rate ......................................            7%              6%            20%            10%
 Net assets, end of period (in thousands) .....................   $4,584,649       $6,140,520    $6,645,954     $6,638,130
Ratios with reductions for fees paid indirectly:
 Net expenses .................................................         1.10%           1.13%          1.09%          1.09%
 Net investment income ........................................         0.76%           0.44%          0.33%          0.40%

----------
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
** Annualized.
+ Ratios with no reduction for fees paid indirectly.

                       PIONEER INTERNATIONAL EQUITY FUND

                             FINANCIAL HIGHLIGHTS

                                                                           Year         Year
CLASS A                                                                   Ended        Ended
                                                                         3/31/04      3/31/03
-----------------------------------------------------------------------------------------------
Net asset value, beginning of period .................................   $ 11.64     $   15.94
                                                                         -------     ---------
Increase (decrease) from investment operations:
 Net investment income (loss) ........................................   $  0.10     $    0.05
 Net realized and unrealized gain (loss)on investments and foreign
  currency transactions ..............................................      5.81        ( 4.35)
 Net increase (decrease) from investment operations ..................   $  5.91     $   (4.30)
Distributions to shareholders:
 Net investment income ...............................................        --            --
 Net realized gain ...................................................        --            --
                                                                         -------     ---------
 Net increase (decrease) in net asset value ..........................   $  5.91     $   (4.30)
                                                                         -------     ---------
Net asset value, end of period .......................................   $ 17.55     $   11.64
                                                                         =======     =========
Total return* ........................................................     50.77%       (26.98)%
Ratio of net expenses to average net assets+ .........................      1.75%         1.76%
Ratio of net investment income (loss) to average net assets+ .........      0.67%         0.30%
Portfolio turnover rate ..............................................       169%           45%
Net assets, end of period (in thousands) .............................   $18,345     $  11,578
Ratios with no waiver of management fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
 Net expenses ........................................................      2.80%         2.94%
 Net investment loss .................................................    ( 0.38)%      ( 0.88)%
Ratios with waiver of management fees and assumption of expenses by
 PIM and reduction for fees paid indirectly:
 Net expenses ........................................................      1.75%         1.75%
 Net investment income (loss) ........................................      0.67%         0.31%

                                                                           Year          Year         Year
CLASS A                                                                    Ended        Ended        Ended
                                                                          3/31/02      3/31/01      3/31/00
-----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period .................................   $ 16.81      $  27.50      $ 18.55
                                                                         -------      --------      -------
Increase (decrease) from investment operations:
 Net investment income (loss) ........................................   $ (0.06)     $  (0.16)     $ (0.06)
 Net realized and unrealized gain (loss)on investments and foreign
  currency transactions ..............................................    ( 0.78)       ( 9.25)        9.09
 Net increase (decrease) from investment operations ..................   $ (0.84)     $  (9.41)     $  9.03
Distributions to shareholders:
 Net investment income ...............................................        --            --       ( 0.08)
 Net realized gain ...................................................    ( 0.03)       ( 1.28)          --
                                                                         -------      --------      -------
 Net increase (decrease) in net asset value ..........................   $ (0.87)     $ (10.69)     $  8.95
                                                                         -------      --------      -------
Net asset value, end of period .......................................   $ 15.94      $  16.81      $ 27.50
                                                                         =======      ========      =======
Total return* ........................................................    ( 4.98)%      (34.95)%      48.62%
Ratio of net expenses to average net assets+ .........................      1.75%         1.77%        1.76%
Ratio of net investment income (loss) to average net assets+ .........    ( 0.35)%      ( 0.75)%     ( 0.23)%
Portfolio turnover rate ..............................................        77%           50%          59%
Net assets, end of period (in thousands) .............................   $16,455      $ 20,689      $41,276
Ratios with no waiver of management fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
 Net expenses ........................................................      2.68%         2.12%        2.10%
 Net investment loss .................................................    ( 1.28)%      ( 1.10)      ( 0.57)%
Ratios with waiver of management fees and assumption of expenses by
 PIM and reduction for fees paid indirectly:
 Net expenses ........................................................      1.75%         1.75%        1.75%
 Net investment income (loss) ........................................    ( 0.35)%      ( 0.73)%     ( 0.22)%

----------
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+ Ratios with no reduction for fees paid indirectly.

                             PIONEER GROWTH SHARES

                             FINANCIAL HIGHLIGHTS

                                                               Six Months
                                                                  Ended            Year
                                                                 6/30/04          Ended
CLASS A                                                        (Unaudited)       12/31/03
-----------------------------------------------------------------------------------------------

Net asset value, beginning of period .....................      $  11.42        $   9.05
                                                                --------         -------
Increase (decrease) from investment operations:
 Net investment loss .....................................    $    (0.02)       $  (0.04)
 Net realized and unrealized gain (loss) on investments ..       (  0.13)           2.41
                                                              ----------         -------
 Net increase (decrease) from investment operations ......    $    (0.15)       $   2.37
Distributions to shareholders:
 Net realized gain .......................................            --              --
                                                              ----------         -------
 Net increase (decrease) in net asset value ..............    $    (0.15)       $   2.37
                                                              ----------         -------
 Net asset value, end of period ..........................    $    11.27        $  11.42
                                                              ==========         =======
Total return* ............................................         (1.31)%        26.19%
Ratio of net expenses to average net assets+ .............          1.39%**         1.45%
Ratio of net investment loss to average net assets+ ......         (0.44)%**       (0.42)%
Portfolio turnover rate ..................................           197%**           47%
Net assets, end of period (in thousands) .................    $  486,992        $516,234
Ratios with reductions for fees paid indirectly:
 Net expenses ............................................          1.39%**        1.45%
 Net investment loss .....................................         (0.44)%**      ( 0.42)%

                                                                Year           Year           Year            Year
                                                                Ended         Ended          Ended           Ended
CLASS A                                                     12/31/02 (a)     12/31/01       12/31/00        12/31/99
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period .....................    $  13.90      $  17.21       $   20.16      $    20.34
                                                              --------      --------       ---------       ---------
Increase (decrease) from investment operations:
 Net investment loss .....................................    $  (0.04)     $  (0.04)      $   (0.09)     $    (0.09)
 Net realized and unrealized gain (loss) on investments ..      ( 4.81)       ( 3.27)         ( 1.81)           1.59
                                                              --------      --------       ---------       ---------
 Net increase (decrease) from investment operations ......    $  (4.85)     $  (3.31)      $   (1.90)     $     1.50
Distributions to shareholders:
 Net realized gain .......................................          --            --          ( 1.05)          (1.68)
                                                              --------      --------       ---------       ---------
 Net increase (decrease) in net asset value ..............    $  (4.85)     $  (3.31)      $   (2.95)     $   (0.18)
                                                              --------      --------       ---------       ---------
 Net asset value, end of period ..........................    $   9.05      $  13.90       $   17.21      $    20.16
                                                              ========      ========       =========       =========
Total return* ............................................      (34.89)%      (19.23)%        ( 9.57)%          7.40%
Ratio of net expenses to average net assets+ .............        1.39%         1.18%           1.22%           1.02%
Ratio of net investment loss to average net assets+ ......      ( 0.39)%      ( 0.29)%        ( 0.60)%        ( 0.41)%
Portfolio turnover rate ..................................          88%          111%             58%             48%
Net assets, end of period (in thousands) .................    $452,070      $836,149       $1,197,025     $1,935,072
Ratios with reductions for fees paid indirectly:
 Net expenses ............................................        1.38%         1.16%           1.19%           1.00%
 Net investment loss .....................................      ( 0.38)%      ( 0.27)%        ( 0.57)%        ( 0.39)%

----------
(a)The per share data presented above is based upon the average shares outstanding for the year presented.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
** Annualized.
+  Ratio with no reduction for fees paid indirectly.

                              PIONEER VALUE FUND

                             FINANCIAL HIGHLIGHTS

                                                                    Six Months
                                                                      Ended            Year
                                                                     3/31/04           Ended
CLASS A                                                            (Unaudited)        9/30/03
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ..........................   $  16.25        $    15.29
                                                                   --------          -------
Increase (decrease) from investment operations:
 Net investment income ........................................   $   0.07        $     0.11
 Net realized and unrealized gain (loss) on investments and
  foreign currency transactions ...............................       2.52             3.20
                                                                   --------          -------
 Net increase (decrease) from investment operations ...........   $   2.59        $     3.31
Distributions to shareholders:
 Net investment income ........................................      (0.08)           (0.24)
 Net realized gain ............................................      (0.04)           (2.11)
                                                                   --------          --------
 Net increase (decrease) in net asset value ...................   $   2.47        $     0.96
                                                                   --------          --------
 Net asset value, end of period ...............................   $  18.72        $    16.25
                                                                   ========          ========
Total return* .................................................      15.98  %          22.94%
Ratio of net expenses to average net assets ...................       1.06%**          1.19%
Ratio of net investment income to average net assets+ .........       0.70%**          0.85%
Portfolio turnover rate .......................................         35%**            40%
Net assets, end of period (in thousands) ......................  $3,843,212       $3,424,962
Ratios assuming reduction for fees paid indirectly:
 Net expenses .................................................       1.06%**           1.19%
 Net investment income ........................................       0.70%**           0.85%

                                                                      Year            Year           Year           Year
                                                                     Ended           Ended           Ended          Ended
CLASS A                                                             9/30/02         9/30/01         9/30/00        9/30/99
----------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period .......................... $    19.12       $    22.67    $    20.16     $   18.32
                                                                   ---------       ---------      ---------      ---------
Increase (decrease) from investment operations:
 Net investment income ........................................  $     0.15       $     0.17    $     0.20     $    0.21
 Net realized and unrealized gain (loss) on investments and
  foreign currency transactions ...............................       (3.17)           (2.05)          3.0          21.97
                                                                   ---------       ---------      ---------      ---------
 Net increase (decrease) from investment operations ...........  $    (3.02)      $    (1.88)   $     3.22     $    2.18
Distributions to shareholders:
 Net investment income ........................................       (0.09)           (0.14)        (0.20)         (0.19)
 Net realized gain ............................................       (0.72)           (1.53)        (0.51)         (0.15)
                                                                   ---------       ---------      ----------     ---------
 Net increase (decrease) in net asset value ...................  $    (3.83)      $    (3.55)   $     2.51     $    1.84
                                                                   ---------       ---------      ----------     ---------
 Net asset value, end of period ...............................  $    15.29       $    19.12    $    22.67     $   20.16
                                                                   =========       =========      ==========     =========
Total return* .................................................      (16.78)%          (8.88)%       16.29%         11.86%
Ratio of net expenses to average net assets ...................        1.16%            1.01%         0.96%          0.96%
Ratio of net investment income to average net assets+ .........        0.74%            0.76%         0.81%          0.93%
Portfolio turnover rate .......................................          61%               3%            3%            12%
Net assets, end of period (in thousands) ......................  $3,016,623       $3,885,560    $4,614,739     $5,125,858
Ratios assuming reduction for fees paid indirectly:
 Net expenses .................................................        1.16%            0.99%         0.94%          0.95%
 Net investment income ........................................        0.74%            0.78%         0.83%          0.94%

----------
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
** Annualized.
+  Ratios assuming no reduction for fees paid indirectly.

                          PIONEER MID CAP VALUE FUND

                             FINANCIAL HIGHLIGHTS

                                                                         Six Months
                                                                            Ended               Year
                                                                           4/30/04              Ended
CLASS A                                                                  (Unaudited)          10/31/03
-----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ............................      $    22.25          $    16.93
                                                                        ----------           ---------
Increase (decrease) from investment operations:
 Net investment income (loss) ...................................      $     0.01          $     0.04
 Net realized and unrealized gain (loss) on investments .........            2.03                5.28
                                                                        ----------           ---------
 Net increase (decrease) from investment operations .............      $     2.04          $     5.32
Distributions to shareholders:
 Net investment income ..........................................           (0.03)                 --
 Net realized gain ..............................................           (0.49)                 --
                                                                        ----------           ---------
 Net increase (decrease) in net asset value .....................            1.52          $     5.32
                                                                        ----------           ---------
 Net asset value, end of period .................................      $    23.77          $    22.25
                                                                        ==========           =========
Total return* ...................................................            9.37%              31.42%
Ratio of net expenses to average net assets+ ....................            1.19%**(a)          1.37%
Ratio of net investment income (loss) to average net assets+ ....            0.08%**(a)          0.24%
Portfolio turnover rate .........................................              46%**               58%
Net assets, end of period (in thousands) ........................      $1,363,097          $1,208,400
Ratios with reduction for fees paid indirectly:
 Net expenses ...................................................            1.19%**(a)          1.37%
 Net investment income (loss) ...................................            0.08%**(a)          0.24%

                                                                       Year         Year         Year          Year
                                                                      Ended         Ended        Ended         Ended
CLASS A                                                              10/31/02     10/31/01     10/31/00      10/31/99
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ............................  $  19.29     $  20.83     $  19.90     $    19.02
                                                                     -------      -------      -------      ---------
Increase (decrease) from investment operations:
 Net investment income (loss) ...................................  $  (0.02)    $  (0.01)    $   0.11     $     0.12
 Net realized and unrealized gain (loss) on investments .........     (0.97)        0.34         3.46           1.70
                                                                     -------      --------     -------      ---------
 Net increase (decrease) from investment operations .............  $  (0.99)    $   0.33     $   3.57     $     1.82
Distributions to shareholders:
 Net investment income ..........................................        --           --           --          (0.02)
 Net realized gain ..............................................     (1.37)       (1.87)       (2.64)         (0.92)
                                                                     -------      --------     -------     ----------
 Net increase (decrease) in net asset value .....................  $  (2.36)    $  (1.54)    $   0.93     $     0.88
                                                                     -------      --------     -------     ----------
 Net asset value, end of period .................................  $  16.93     $  19.29     $  20.83     $    19.90
                                                                     =======      ========     =======     ==========
Total return* ...................................................     (5.99)%       1.85%       20.00%         10.02%
Ratio of net expenses to average net assets+ ....................      1.30%        1.24%        1.13%          1.18%
Ratio of net investment income (loss) to average net assets+ ....     (0.09)%       0.01%        0.27%          0.37%
Portfolio turnover rate .........................................        65%          95%          70%            75%
Net assets, end of period (in thousands) ........................  $890,856     $921,310     $945,583     $1,067,562
Ratios with reduction for fees paid indirectly:
 Net expenses ...................................................      1.30%        1.22%        1.11%          1.16%
 Net investment income (loss) ...................................     (0.09)%       0.03%        0.29%          0.39%

----------
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
** Annualized.
+  Ratios with no reduction for fees paid indirectly.
(a)In the absence of the negative printing fees in the statement of operations, which relates to a change in estimate for printing fees in the period ended October 31, 2003, the gross expense ratio and net investment income ratio to average net assets would have been 1.20% and 0.07%, respectively.

                         PIONEER SMALL CAP VALUE FUND

                             FINANCIAL HIGHLIGHTS

                                                                 Six Months
                                                                    Ended           Year
                                                                   5/31/04         Ended
CLASS A                                                          (Unaudited)      11/30/03
------------------------------------------------------------------------------------------------
Net asset value, beginning of period ........................  $   27.10         $  21.51
                                                                 --------          -------
Increase (decrease) from investment operations:
 Net investment loss ........................................  $   (0.07)        $  (0.07)
 Net realized and unrealized gain (loss) on investments and
  futures contracts .........................................       2.67             5.78
                                                                 --------        -------
 Net increase (decrease) from investment operations .........  $    2.60         $   5.71
Distributions to shareholders:
 Net realized gain ..........................................         --            (0.12)
                                                                 --------        -------
 Net increase (decrease) in net asset value .................  $    2.60         $   5.59
                                                                 --------        -------
 Net asset value, end of period .............................  $   29.70         $  27.10
                                                                 ========        ========
Total return* ...............................................       9.59   %        26.56%
Ratio of net expenses to average net assets+ ................       1.51%* *         1.66%
Ratio of net investment loss to average net assets+ .........      (0.50)%*         (0.32)%
Portfolio turnover rate .....................................         31%**            37%
Net assets, end of period (in thousands) ....................  $ 256,248         $201,892
Ratios with no waiver of management fees and assumption of
 expenses by PIM and no reduction for fees paid indirectly:
 Net expenses ...............................................         1.51%* *       1.66%
 Net investment loss ........................................       ( 0.50)%**     ( 0.32)%
Ratios with waiver of management fees and assumption of
 expenses by PIM and reduction for fees paid indirectly:
 Net expenses ...............................................         1.51%* *       1.65%
 Net investment loss ........................................       ( 0.50)%**     ( 0.31)%

                                                                   Year         Year         Year         Year
                                                                  Ended         Ended        Ended       Ended
CLASS A                                                          11/30/02     11/30/01     11/30/00     11/30/99
-------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ........................   $  22.46      $ 20.10      $ 17.40      $ 13.85
                                                                 -------      -------      -------      -------
Increase (decrease) from investment operations:
 Net investment loss ........................................   $  (0.24)     $ (0.09)     $ (0.12)     $ (0.08)
 Net realized and unrealized gain (loss) on investments and
  futures contracts .........................................      (0.69)        3.29         3.13         3.63
                                                                 -------      -------      -------      -------
 Net increase (decrease) from investment operations .........   $  (0.93)     $  3.20      $  3.01      $  3.55
                                                                                           -------      -------
Distributions to shareholders:
 Net realized gain ..........................................      (0.02)       (0.84)       (0.31)          --
                                                                 -------      -------      -------      -------
 Net increase (decrease) in net asset value .................   $  (0.95)     $  2.36      $  2.70      $  3.55
                                                                 -------      -------      -------      -------
 Net asset value, end of period .............................   $  21.51      $ 22.46      $ 20.10      $ 17.40
                                                                 =======      =======      =======      =======
Total return* ...............................................      (4.16)%      15.92%       17.26%       25.63%
Ratio of net expenses to average net assets+ ................       1.65%        1.79%        1.72%        2.02%
Ratio of net investment loss to average net assets+ .........      (0.49)%      (0.33)%     ,(0.27)%      (0.71)%
Portfolio turnover rate .....................................         31%          49%          61%          78%
Net assets, end of period (in thousands) ....................   $139,170      $73,855      $58,323      $33,714
Ratios with no waiver of management fees and assumption of
 expenses by PIM and no reduction for fees paid indirectly:
 Net expenses ...............................................       1.65%        1.79%        1.72%        2.02%
 Net investment loss ........................................      (0.49)%      (0.33)%      (0.27)%      (0.71)%
Ratios with waiver of management fees and assumption of
 expenses by PIM and reduction for fees paid indirectly:
 Net expenses ...............................................       1.63%        1.76%        1.69%        1.98%
 Net investment loss ........................................      (0.47)%      (0.30)%      (0.24)%      (0.67)%

----------
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
** Annualized
+ Ratios with no reduction for fees paid indirectly.

                      INFORMATION CONCERNING THE MEETING

Solicitation of Proxies

     In addition to the mailing of these proxy materials, proxies may be solicited by telephone, by fax or in person by the trustees and officers of your Safeco Fund or its affiliates, including personnel of your Safeco Fund's transfer agent, Pioneer Funds' investment adviser, Pioneer, Pioneer Funds' transfer agent, PIMSS, or by broker-dealer firms. Georgeson Shareholder Communications Corporation, 17 State Street, New York, NY 10004, has been retained to provide proxy solicitation services to the Funds at a cost of approximately $30,000. Pioneer and Symetra will bear the cost of such solicitation.

Revoking Proxies

     A Safeco Fund shareholder signing and returning a proxy has the power to revoke it at any time before it is exercised:

  o by filing a written notice of revocation with your Safeco Fund's transfer agent, Safeco Services Corporation, at 4854 154th Place N.E., Redmond, WA 98052, or

  o by returning a duly executed proxy with a later date before the time of the Meeting, or

  o if a shareholder has executed a proxy but is present at the Meeting and wishes to vote in person, by notifying the secretary of your Safeco Fund (without complying with any formalities) at any time before it is voted.

     Being present at the Meeting alone does NOT revoke a previously executed and returned proxy.

Outstanding Shares

     Only shareholders of record on October 8, 2004 (the "record date") are entitled to notice of and to vote at the Meeting. As of the record date, the following number of shares of each Safeco Fund were outstanding.

                                                Shares Outstanding
Safeco Fund                                   (as of October 8, 2004)
---------------------------------------------------------------------
  Safeco Balanced Fund .....................        1,524,501.995
  Safeco Core Equity Fund ..................       37,767,966.955
  Safeco Growth Opportunities Fund .........       19,115,534.708
  Safeco International Stock Fund ..........        3,191,887.818
  Safeco Large-Cap Growth Fund .............          694,809.278
  Safeco Large-Cap Value Fund ..............        7,551,928.230
  Safeco Multi-Cap Core Fund ...............        3,514,922.442
  Safeco Small-Cap Value Fund ..............        3,908,412.105

Other Business

     Your Safeco Fund's Board of Trustees knows of no business to be presented for consideration at the Meeting other than Proposals 1(a)-(h) and 2(a)-(h). If other business is properly brought before the Meeting, proxies will be voted according to the best judgment of the persons named as proxies.

Adjournments

     If, by the time scheduled for the Meeting, a quorum of shareholders of a Fund is not present or if a quorum is present but sufficient votes "for" the proposals have not been received, the persons named as proxies may propose the Meeting with respect to one or more of the Funds to another date and time, and the Meeting may be held as adjourned within a reasonable time after the date set for the original Meeting for that Fund without further notice. Any such adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote all proxies in favor of the adjournment that voted in favor of the proposal or that abstained. They will vote against such adjournment those proxies required to be voted against the proposal. Broker non-votes will be disregarded in the vote for adjournment. If the adjournment requires setting a new record date or the adjournment is for more than 120 days of the original Meeting (in which case the Board of Trustees of your Safeco Fund will set a new record date), your Safeco Fund will give notice of the adjourned meeting to its shareholders.

Telephone Voting

     In addition to soliciting proxies by mail, by fax or in person, your Safeco Fund may also arrange to have votes recorded by telephone by officers and employees of your Safeco Fund or by personnel of the adviser or transfer agent or a third party solicitation firm. The telephone voting procedure is designed to verify a shareholder's identity, to allow a shareholder to authorize the voting of shares in accordance with the shareholder's instructions and to confirm that the voting instructions have been properly recorded. If these procedures were subject to a successful legal challenge, these telephone votes would not be counted at the Meeting. Your Safeco Fund has not obtained an opinion of counsel about telephone voting, but is currently not aware of any challenge.

  o A shareholder will be called on a recorded line at the telephone number in the Fund's account records and will be asked to provide the shareholder's social security number or other identifying information.

  o The shareholder will then be given an opportunity to authorize proxies to vote his or her shares at the Meeting in accordance with the shareholder's instructions.

  o To ensure that the shareholder's instructions have been recorded correctly, the shareholder will also receive a confirmation of the voting instructions by mail.

  o A toll-free number will be available in case the voting information contained in the confirmation is incorrect.

  o If the shareholder decides after voting by telephone to attend the Meeting, the shareholder can revoke the proxy at that time and vote the shares at the Meeting.

Internet Voting

     You will also have the opportunity to submit your voting instructions via the Internet by utilizing a program provided through a vendor. Voting via the Internet will not affect your right to vote in person if you decide to attend the Meeting. Do not mail the proxy card if you are voting via the Internet. To vote via the Internet, you will need the "control number" that appears on your proxy card. These Internet voting procedures are designed to authenticate shareholder identities, to allow shareholders give their voting instructions, and to confirm that shareholders instructions have been recorded properly. If you are voting via the Internet you should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, that must be borne by you.

     o Read the proxy statement and have your proxy card at hand.

     o Go to the Web site listed on your proxy card.

     o Enter control number found on your proxy card.

     o Follow the simple instructions on the Web site. Please call Safeco Funds at 1-800-624-5711 if you have any problems.

     o To insure that your instructions have been recorded correctly you will receive a confirmation of your voting instructions immediately after your submission and also by e-mail if chosen.

Shareholders' Proposals

     Your Safeco Fund is not required, and does not intend, to hold meetings of shareholders each year. Instead, meetings will be held only when and if required. Any shareholders desiring to present a proposal for consideration at the next meeting for shareholders must submit the proposal in writing, so that it is received by the your Safeco Fund to Safeco Mutual Funds, Attention: Legal Department at 4854 154th Place N.E., Redmond, WA 98052 within a reasonable time before any meeting. If the Reorganization is completed, your Safeco Fund will not hold another shareholder meeting.

Appraisal Rights

     If the Reorganization of your Safeco Fund is approved at the Meeting, shareholders of your Safeco Fund will not have the right to dissent and obtain payment of the fair value of their shares because the exercise of appraisal rights is subject to the forward pricing requirements of Rule 22c-1 under the Investment Company Act, which supersede state law. Shareholders of your Safeco Funds, however, have the right to redeem their Fund shares until the closing date of the Reorganizations. After the Reorganization, shareholders of your Safeco Fund will hold shares of a Pioneer Fund which may also be redeemed at net asset value without being subject to any deferred sales charges.

                    OWNERSHIP OF SHARES OF THE SAFECO FUNDS

     To the knowledge of your Safeco Fund, as of September 30, 2004, the following persons owned of record or beneficially 5% or more of the outstanding shares of each of the Safeco Funds.

-----------------------------------------------------------------------------------------------------
     Safeco Fund                     Shareholder Name and Address                   Percentage Owned
-----------------------------------------------------------------------------------------------------
 Safeco Balanced Fund                 Symetra Asset Management Co.                         35.03%
                                      4854 154th Place NE
                                      Redmond, WA 98052
-----------------------------------------------------------------------------------------------------
 Safeco Core Equity Fund              Charles Schwab & Co. Inc.                            17.66%
                                      Exclusive Benefit of Its Customers
                                      Attn: Mutual Fund Department
                                      101 Montgomery Street
                                      San Francisco, CA 94104-4122
-----------------------------------------------------------------------------------------------------
 Safeco Growth Opportunities Fund     Charles Schwab & Co. Inc.                            19.44%
                                      Exclusive Benefit of Its Customers
                                      Attn: Mutual Fund Department
                                      101 Montgomery Street
                                      San Francisco, CA 94104-4122
                                      Wells Fargo & Company                                 5.66%
                                      420 Montgomery Street
                                      San Francisco, California 94163
                                      National Financial Services Corp.                     5.61%
                                      for the Exclusive Benefit of Our Customers
                                      Attn.: Mutual Funds Dept. 5th Fl.
                                      200 Liberty St., 1 World Financial Center
                                      New York, NY 10281-1003
-----------------------------------------------------------------------------------------------------
 Safeco International Stock Fund      Wells Fargo & Company                                30.77%
                                      420 Montgomery Street
                                      San Francisco, California 94163
                                      Symetra Asset Management Co.                         21.91%
                                      4854 154th Place NE
                                      Redmond, WA 98052
                                      Charles Schwab & Co. Inc.                            16.93%
                                      Exclusive Benefit of Its Customers
                                      Attn: Mutual Fund Department
                                      101 Montgomery Street
                                      San Francisco, CA 94104-4122
-----------------------------------------------------------------------------------------------------
 Safeco Large-Cap Growth Fund         Symetra Asset Management Co.                         72.10%
                                      4854 154th Place NE
                                      Redmond, WA 98052
-----------------------------------------------------------------------------------------------------
 Safeco Large-Cap Value Fund          Wells Fargo & Company                                 6.65%
                                      420 Montgomery Street
                                      San Francisco, California 94163
                                      Charles Schwab & Co. Inc.                             6.60%
                                      Exclusive Benefit of Its Customers
                                      Attn: Mutual Fund Department
                                      101 Montgomery Street
                                      San Francisco, CA 94104-4122
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
         Safeco Fund               Shareholder Name and Address                 Percentage Owned
-----------------------------------------------------------------------------------------------------
 Safeco Multi-Cap Core Fund      Charles Schwab & Co. Inc.                            5.10%
                                 Exclusive Benefit of Its Customers
                                 Attn: Mutual Fund Department
                                 101 Montgomery Street
                                 San Francisco, CA 94104-4122
-----------------------------------------------------------------------------------------------------
 Safeco Small-Cap Value Fund     Wells Fargo & Company                               27.04%
                                 420 Montgomery Street
                                 San Francisco, California 94163
                                 National Financial Services Corp.                   16.55%
                                 for the Exclusive Benefit of Our Customers
                                 Attn.: Mutual Funds Dept. 5th Fl.
                                 200 Liberty St., 1 World Financial Center
                                 New York, NY 10281-1003
                                 Charles Schwab & Co. Inc.                           15.56%
                                 Exclusive Benefit of Its Customers
                                 Attn: Mutual Fund Department
                                 101 Montgomery Street
                                 San Francisco, CA 94104-4122
-----------------------------------------------------------------------------------------------------

     As of December 31, 2003, the trustees and officers of your Safeco Fund, as a group, owned in the aggregate less than 1% of the outstanding shares of your Safeco Fund.

     Symetra or other companies controlled by Symetra (the "Symetra Companies") own shares of certain Safeco Funds. The Symetra Companies intend to vote their shares in favor of the Proposals.

                   OWNERSHIP OF SHARES OF THE PIONEER FUNDS

     To the knowledge of your Pioneer Fund, as of September 30, 2004, the following persons owned of record or beneficially 5% or more of the outstanding shares of each of the Pioneer Funds.

-----------------------------------------------------------------------------------------------------
 Pioneer Fund/Class             Shareholder Name and Address                Percentage Owned
-----------------------------------------------------------------------------------------------------
 Pioneer Balanced Fund
 Class B Shares            MLPFS For The Sole Benefit of its Customers            5.21%
                           Mutual Fund Administration
                           4800 Deer Lake Drive East, 2nd Fl.
                           Jacksonville, FL 32246-6484
-----------------------------------------------------------------------------------------------------
 Class C Shares            MLPFS For The Sole Benefit of its Customers            6.53%
                           Mutual Fund Administration
                           4800 Deer Lake Drive East, 2nd Fl.
                           Jacksonville, FL 32246-6484
                           Citigroup Global Markets Inc.                          7.84%
                           333 West 34th St., 7th Fl.
                           New York, NY 10001-2402
-----------------------------------------------------------------------------------------------------
 Pioneer Fund
-----------------------------------------------------------------------------------------------------
 Class B Shares            MLPFS For The Sole Benefit of its Customers           15.03%
                           Mutual Fund Administration
                           4800 Deer Lake Drive East, 2nd Fl.
                           Jacksonville, FL 32246-6484
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
 Pioneer Fund/Class         Shareholder Name and Address                            Percentage Owned
-----------------------------------------------------------------------------------------------------
 Class C Shares        MLPFS For The Sole Benefit of its Customers                       34.48%
                       Mutual Fund Administration
                       4800 Deer Lake Drive East, 2nd Fl.
                       Jacksonville, FL 32246-6484
-----------------------------------------------------------------------------------------------------
                       Citigroup Global Markets Inc.                                      8.79%
                       333 West 34th St., 7th Fl.
                       New York, NY 10001-2402
-----------------------------------------------------------------------------------------------------
 Class R Shares        ING National Trust, Trustee                                       43.47%
                       Agreement and Aetna 403(b)(7)
                       Custodial Acct 3/26/97 Trustee for Thomas J. Botticelli
                       DTD 4/22/96
                       151 Farmington Avenue -- TN41
                       Hartford, CT 06156-0001
-----------------------------------------------------------------------------------------------------
                       Aetna Life Insurance & Annuity Co.                                19.93%
                       151 Farmington Avenue -- TN41
                       Hartford, CT 06156-0001
-----------------------------------------------------------------------------------------------------
                       MCB Trust Services Cust. FBO Big Boy 401(K)                        5.96%
                       Plan & Trust
                       700 17th St., Ste 300
                       Denver, CO 80202-3531
-----------------------------------------------------------------------------------------------------
 Class Y Shares        Pioneer Protected Principal Plus Fund II                          12.19%
                       60 State St.
                       Boston, MA 02109-1800
-----------------------------------------------------------------------------------------------------
                       NFSC FEBO #U71-000027                                             12.78%
                       First Command Bank Trust Dept.
                       P.O. Box 901075
                       Fort Worth, TX 76101-2075
-----------------------------------------------------------------------------------------------------
                       MLPFS For The Sole Benefit of its Customers                        5.51%
                       Mutual Fund Administration
                       4800 Deer Lake Drive East, 2nd Fl.
                       Jacksonville, FL 32246-6484
-----------------------------------------------------------------------------------------------------
                       State St. Bank and Trust Trustee                                  59.51%
                       FBO Pacificorp K Plus Savings Plan Trust DTD 1/9/96
                       805 Pennsylvania Ave.
                       5th Fl., Tower 2
                       Kansas City, MO 64105-1307
-----------------------------------------------------------------------------------------------------
                       State of Florida Public Employees Optional Retirement              6.00%
                       Program
                       1801 Hermitage Blvd., Ste 100
                       Tallahassee, FL 32308-7743
-----------------------------------------------------------------------------------------------------
 Pioneer International Equity Fund
-----------------------------------------------------------------------------------------------------
 Class B Shares        MLPFS For The Sole Benefit of its Customers                        6.89%
                       Mutual Fund Administration
                       4800 Deer Lake Drive East, 2nd Fl.
                       Jacksonville, FL 32246-6484
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
 Pioneer Fund/Class             Shareholder Name and Address            Percentage Owned
 Class Y Shares        FISERV Securities, Inc.                                20.10%
                       FAO 58861625
                       Attn: Mutual Funds
                       One Commerce Square
                       2005 Market Street, Suite 1200
                       Philadelphia, PA 19103-7084
-----------------------------------------------------------------------------------------------------
                       FISERV Securities, Inc.                                24.75%
                       FAO 58861649
                       Attn: Mutual Funds
                       One Commerce Square
                       2005 Market Street, Suite 1200
                       Philadelphia, PA 19103-7084
-----------------------------------------------------------------------------------------------------
                       FISERV Securities, Inc.                                54.32%
                       FAO 58861654
                       Attn: Mutual Funds
                       One Commerce Square
                       2005 Market Street, Suite 1200
                       Philadelphia, PA 19103-7084
-----------------------------------------------------------------------------------------------------
 Pioneer Growth Shares
-----------------------------------------------------------------------------------------------------
Class B Shares         MLPFS For The Sole Benefit of its Customers             6.85%
                       Mutual Fund Administration
                       4800 Deer Lake Drive East, 2nd Fl.
                       Jacksonville, FL 32246-6484
-----------------------------------------------------------------------------------------------------
 Class C Shares        MLPFS For The Sole Benefit of its Customers            11.53%
                       Mutual Fund Administration
                       4800 Deer Lake Drive East, 2nd Fl.
                       Jacksonville, FL 32246-6484
-----------------------------------------------------------------------------------------------------
 Class R Shares        MLPFS For The Sole Benefit of its Customers            51.38
                       Mutual Fund Administration
                       4800 Deer Lake Drive East, 2nd Fl.
                       Jacksonville, FL 32246-6484
-----------------------------------------------------------------------------------------------------
                       Aetna Life Insurance & Annuity Co.                     13.09%
                       151 Farmington Avenue -- TN41
                       Hartford, CT 06156-0001
                       A T Systems Inc. 401K Plan                              6.99%
-----------------------------------------------------------------------------------------------------
                       Tom Donaldson ETAL
                       4257 Diplomacy Dr.
                       Columbus, OH 43228-3803
-----------------------------------------------------------------------------------------------------
                       MCB Trust Services Cust. FBO                           21.88%
                       AM-Liner Savings & Retirement
                       700 17th St., Ste 300
                       Denver, CO 80202-3531
-----------------------------------------------------------------------------------------------------
 Class Y Shares        MLPFS For The Sole Benefit of its Customers            85.13%
                       Mutual Fund Administration
                       4800 Deer Lake Drive East, 2nd Fl.
                       Jacksonville, FL 32246-6484
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
 Pioneer Fund/Class                   Shareholder Name and Address                  Percentage Owned
-----------------------------------------------------------------------------------------------------
 Pioneer Mid Cap Value Fund
-----------------------------------------------------------------------------------------------------
 Class B Shares        MLPFS For The Sole Benefit of its Customers                        8.80%
                       Mutual Fund Administration
                       4800 Deer Lake Drive East, 2nd Fl.
                       Jacksonville, FL 32246-6484
-----------------------------------------------------------------------------------------------------
 Class C Shares        MLPFS For The Sole Benefit of its Customers                       18.39%
                       Mutual Fund Administration
                       4800 Deer Lake Drive East, 2nd Fl.
                       Jacksonville, FL 32246-6484
-----------------------------------------------------------------------------------------------------
                       Citigroup Global Markets Inc.                                      9.22%
                       333 West 34th St., 7th Fl.
                       New York, NY 10001-2402
-----------------------------------------------------------------------------------------------------
 Class R Shares        MCB Trust Services Cust. FBO                                      11.38%
                       United International Corp
                       700 17th St., Ste 300
                       Denver, CO 80202-3531
-----------------------------------------------------------------------------------------------------
                       ING National Trust, Trustee                                       20.50%
                       Agreement and Aetna 403(b)(7)
                       Custodial Acct 3/26/97 Trustee for Thomas J. Botticelli
                       DTD 4/22/96
                       151 Farmington Avenue -- TN41
                       Hartford, CT 06156-0001
-----------------------------------------------------------------------------------------------------
                       MLPFS For The Sole Benefit of its Customers                       13.61%
                       Mutual Fund Administration
                       4800 Deer Lake Drive East, 2nd Fl.
                       Jacksonville, FL 32246-6484
-----------------------------------------------------------------------------------------------------
                       Aetna Life Insurance & Annuity Co.                                23.70%
                       151 Farmington Avenue -- TN41
                       Hartford, CT 06156-0001
-----------------------------------------------------------------------------------------------------
                       MCB Trust Services Cust. FBO                                       5.52%
                       Foxcor, Inc.
                       700 17th St., Ste 300
                       Denver, CO 80202-3531
-----------------------------------------------------------------------------------------------------
 Class Y Shares        John F. Cogan Jr.                                                  8.77%
                       C/O Hale and Dorr
                       60 State Street
                       Boston, MA 02109-1800
-----------------------------------------------------------------------------------------------------
                       John F. Cogan Jr. & Mary Cornille & Pamela Cogan Riddle            8.88%
                       & Gregory Cogan TTEESO/The Cogan Family Foundation
                       C/O Hale & Dorr Trust Dept.
                       60 State Street
                       Boston, MA 02109-1800
-----------------------------------------------------------------------------------------------------
                       MLPFS For The Sole Benefit of its Customers                       55.07%
                       Mutual Fund Administration
                       4800 Deer Lake Drive East, 2nd Fl.
                       Jacksonville, FL 32246-6484
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
 Pioneer Fund/Class             Shareholder Name and Address            Percentage Owned
-----------------------------------------------------------------------------------------------------
 Pioneer Small Cap Value Fund
 Class A Shares        MLPFS For The Sole Benefit of its Customers            7.28%
                       Mutual Fund Administration
                       4800 Deer Lake Drive East, 2nd Fl.
                       Jacksonville, FL 32246-6484
-----------------------------------------------------------------------------------------------------
 Class B Shares        MLPFS For The Sole Benefit of its Customers            9.53%
                       Mutual Fund Administration
                       4800 Deer Lake Drive East, 2nd Fl.
                       Jacksonville, FL 32246-6484
-----------------------------------------------------------------------------------------------------
 Class C Shares        MLPFS For The Sole Benefit of its Customers           26.91%
                       Mutual Fund Administration
                       4800 Deer Lake Drive East, 2nd Fl.
                       Jacksonville, FL 32246-6484
                       Citigroup Global Markets Inc.                         10.97%
                       333 West 34th St., 7th Fl.
                       New York, NY 10001-2402
-----------------------------------------------------------------------------------------------------
 Class R Shares        MCB Trust Services Cust. FBO                          13.45%
                       United International Corp.
                       700 17th St., Ste 300
                       Denver, CO 80202-3531
-----------------------------------------------------------------------------------------------------
                       MLPFS For The Sole Benefit of its Customers           21.91%
                       Mutual Fund Administration
                       4800 Deer Lake Drive East, 2nd Fl.
                       Jacksonville, FL 32246-6484
-----------------------------------------------------------------------------------------------------
                       MCB Trust Services Cust. FBO                          20.94%
                       Gerken Retirement Savings Plan
                       700 17th St., Ste 300
                       Denver, CO 80202-3531
-----------------------------------------------------------------------------------------------------
                       MCB Trust Services Cust. FBO                           5.60%
                       Telecommunications Asset Management
                       700 17th St., Ste 300
                       Denver, CO 80202-3531
-----------------------------------------------------------------------------------------------------
                       BISYS Retirement Services FBO                          9.10%
                       Fong & Chan Architects 401K
                       700 17th St. Ste 300
                       Denver, CO 80202-3531
-----------------------------------------------------------------------------------------------------
 Class Y Shares        FISERV Securities, Inc.                                5.21%
                       FAO 58861649
                       Attn: Mutual Funds
                       One Commerce Square
                       2005 Market Street, Suite 1200
                       Philadelphia, PA 19103-7084
-----------------------------------------------------------------------------------------------------
                       FISERV Securities, Inc.                                7.02%
                       FAO 58861654
                       Attn: Mutual Funds
                       One Commerce Square
                       2005 Market Street, Suite 1200
                       Philadelphia, PA 19103-7084
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
 Pioneer Fund/Class                   Shareholder Name and Address                  Percentage Owned
-----------------------------------------------------------------------------------------------------
                       John F. Cogan Jr.                                                  34.51%
                       C/O Hale and Dorr
                       60 State Street
                       Boston, MA 02109-1800
-----------------------------------------------------------------------------------------------------
                       John F. Cogan Jr. & Mary Cornille & Pamela Cogan Riddle            34.83%
                       & Gregory Cogan TTEESO/The Cogan Family Foundation
                       C/O Hale & Dorr Trust Dept.
                       P.O. Box 1711
                       Boston, MA 02109-1800
-----------------------------------------------------------------------------------------------------
                       John F. Cogan and William Schmidt                                  13.93%
                       TTEESO/The John F. Cogan Jr. Family Trust
                       C/O Hale & Dorr Trust Dept.
                       P.O. Box 1711
                       Boston, MA 02109-1800
-----------------------------------------------------------------------------------------------------
 Pioneer Value Fund
-----------------------------------------------------------------------------------------------------
 Class A Shares        Nuernberger Lebensversicherung                                      5.27%
                       AGKA-Controlling
                       Ostendstr. 100
                       D-90334 Nuernberg, Mittelfr, Germany
-----------------------------------------------------------------------------------------------------
                       PFPC                                                               20.94%
                       FBO Primerica Shareholder Services
                       211 S. Gulf Road
                       King of Prussia, PA 19406
-----------------------------------------------------------------------------------------------------
 Class R Shares        Pioneer Funds Distributor Inc.                                      6.66%
                       Attn: Carrie Cuscia
                       60 State Street
                       Boston, MA 02109-1800
-----------------------------------------------------------------------------------------------------
                       Athletic Clubs International 401(k) Profit Sharing Plan            92.13%
                       Francis Cassidy, et al
                       2729 St. Marys Road
                       Ardmore, PA 19003-2026
-----------------------------------------------------------------------------------------------------
 Class Y Shares        John F. Cogan Jr.                                                  19.58%
                       C/O Hale and Dorr
                       60 State Street
                       Boston, MA 02109-1800
-----------------------------------------------------------------------------------------------------
                       FISERV Securities, Inc.                                             6.25%
                       FAO 58861625
                       Attn: Mutual Funds
                       One Commerce Square
                       2005 Market Street, Suite 1200
                       Philadelphia, PA 19103-7084
-----------------------------------------------------------------------------------------------------
                       FISERV Securities, Inc.                                            10.25%
                       FAO 58861649
                       Attn: Mutual Funds
                       One Commerce Square
                       2005 Market Street, Suite 1200
                       Philadelphia, PA 19103-7084
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
 Pioneer Fund/Class                   Shareholder Name and Address                  Percentage Owned
-----------------------------------------------------------------------------------------------------
                       FISERV Securities, Inc.                                            18.73%
                       FAO 58861654
                       Attn: Mutual Funds
                       One Commerce Square
                       2005 Market Street, Suite 1200
                       Philadelphia, PA 19103-7084
-----------------------------------------------------------------------------------------------------
                       John F. Cogan Jr. & Mary Cornille & Pamela Cogan Riddle            33.65%
                       & Gregory Cogan TTEESO/The Cogan Family Foundation
                       C/O Hale & Dorr Trust Dept.
                       60 State Street
                       Boston, MA 02109-1800
-----------------------------------------------------------------------------------------------------
                       John F. Cogan and William Schmidt                                   8.38%
                       TTEESO/The John F. Cogan Jr. Family Trust
                       C/O Hale & Dorr Trust Dept.
                       60 State Street
                       Boston, MA 02109-1800
-----------------------------------------------------------------------------------------------------

     As of December 31, 2003, the trustees and officers of each Pioneer Fund owned less than 1% of the outstanding shares of each Pioneer Fund.

                                    EXPERTS

Safeco Funds

     The financial statements and financial highlights of each Safeco Fund incorporated by reference in the respective Safeco Trust's Annual Report for the most recent fiscal year end have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their reports thereon incorporated by reference into this registration statement. Such financial statements and financial highlights are incorporated herein by reference in reliance on such reports given on the authority of such firm as experts in accounting and auditing.

Pioneer Funds

     The financial statements and financial highlights of each Pioneer Fund incorporated by reference in the respective Pioneer Fund's Annual Report for the most recent fiscal year end (except in the case of Pioneer Value Fund, in which case the Annual Report incorporated by reference is for the fiscal year ended September 30, 2003) have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their reports thereon incorporated by reference into this registration statement. Such financial statements and financial highlights are incorporated herein by reference in reliance on such reports given the authority of such firm as experts in accounting and auditing.

                             AVAILABLE INFORMATION

     The Safeco Funds and the Pioneer Funds are subject to the informational requirements of the Securities Exchange Act of 1934 and the Investment Company Act and file reports, proxy statements and other information with the SEC. These reports, proxy statements and other information filed by the Funds can be inspected and copied (for a duplication fee) at the public reference facilities of the SEC at 450 Fifth Street, N.W., Washington, D.C. Copies of these materials can also be obtained by mail from the Public Reference Section of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. In addition, copies of these documents may be viewed on-screen or downloaded from the SEC's Internet site at http://www.sec.gov.

Exhibit A-1 -- Form of Agreement and Plan of Reorganization (C/D
Reorganizations)

                     AGREEMENT AND PLAN OF REORGANIZATION

     THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made this
day of      , 2004, by and between [Pioneer Trust], a [Delaware statutory]
[Massachusetts business] trust (the "Acquiring Trust"), on behalf of its series [name of Pioneer Fund] (the "Acquiring Fund"), with its principal place of business at 60 State Street, Boston, Massachusetts 02109, and [Safeco Trust], a Delaware statutory trust (the "Safeco Trust"), on behalf of its series [name of Safeco Fund] (the "Acquired Fund"), with its principal place of business at 5069 154th Place N.E., Redmond, Washington 98052. The Acquiring Fund and the Acquired Fund are sometimes referred to collectively herein as the "Funds" and individually as a "Fund."

     This Agreement is intended to be and is adopted as a plan of a "reorganization" as defined in Section 368(a)(1)(C/D) of the United States Internal Revenue Code of 1986, as amended (the "Code") and the Treasury Regulations thereunder. The reorganization (the "Reorganization") will consist of (1) the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for (A) the issuance of Investor Class shares of beneficial interest of the Acquiring Fund (collectively, the "Acquiring Fund Shares" and each, an "Acquiring Fund Share") to the Acquired Fund, and (B) the assumption by the Acquiring Fund of the liabilities of the Acquired Fund that are included in the calculation of net asset value ("NAV") on the closing date of the Reorganization (the "Closing Date") (collectively, the "Assumed Liabilities"), and (2) the distribution by the Acquired Fund, on or promptly after the Closing Date as provided herein, of the Acquiring Fund Shares to the shareholders of the Acquired Fund in liquidation and dissolution of the Acquired Fund, all upon the terms and conditions hereinafter set forth in this Agreement.

     WHEREAS, the Acquiring Trust and the Safeco Trust are each registered investment companies classified as management companies of the open-end type.

     WHEREAS, the Acquiring Fund is authorized to issue shares of beneficial interest.

     WHEREAS, the Board of Trustees of the Safeco Trust and the Board of Trustees of the Acquiring Trust have determined that the Reorganization is in the best interests of the Acquired Fund shareholders and the Acquiring Fund shareholders, respectively, and is not dilutive of the interests of those shareholders.

     NOW, THEREFORE, in consideration of the premises of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

  1. TRANSFER OF ASSETS OF THE ACQUIRED FUND IN EXCHANGE FOR THE ACQUIRING FUND SHARES AND ASSUMPTION OF THE ASSUMED LIABILITIES; LIQUIDATION AND TERMINATION OF THE ACQUIRED FUND.

     1.1 Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund will transfer all of its assets as set forth in Paragraph 1.2 (the "Acquired Assets") to the Acquiring Fund free and clear of all liens and encumbrances (other than those arising under the Securities Act of 1933, as amended (the "Securities Act"), liens for taxes not yet due and contractual restrictions on the transfer of the Acquired Assets) and the Acquiring Fund agrees in exchange therefor: (i) to issue to the Acquired Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, with an aggregate NAV equal to the NAV of the Acquired Fund, as determined in the manner set forth in Paragraphs 2.1 and 2.2; and (ii) to assume the Assumed Liabilities. Such transactions shall take place at the Closing (as defined in Paragraph 3.1 below).

     1.2(a) The Acquired Assets shall consist of all of the Acquired Fund's property, including, without limitation, all portfolio securities and instruments, dividends and interest receivables, cash, goodwill, contractual rights of the Acquired Fund or the Safeco Trust in respect of the Acquired Fund, all other intangible property owned by the Acquired Fund, originals or copies of all books and records of the Acquired Fund, and all other assets of the Acquired Fund on the Closing Date. The Acquiring Fund shall also be entitled to receive (or, to the extent agreed upon between the Safeco Trust and the Acquiring Trust, be provided access to) copies of all records that the Safeco Trust is required to maintain under the Investment Company Act of 1940, as amended (the "Investment Company Act"), and the rules of the Securities and Exchange Commission (the "Commission") thereunder to the extent such records pertain to the Acquired Fund.

       (b) The Acquired Fund has provided the Acquiring Fund with a list of all of the Acquired Fund's securities and other assets as of the date of execution of this Agreement, and the Acquiring Fund has provided the Acquired Fund with a copy of the current fundamental investment policies and restrictions and fair value procedures applicable to the Acquiring Fund. The Acquired Fund reserves the right to sell any of such securities or other assets before the Closing Date (except to the extent sales may be limited by representations of the Acquired Fund contained herein and made in connection with the issuance of the tax opinion provided for in Paragraph 8.5 hereof).

     1.3 The Acquired Fund will endeavor to discharge all of its known liabilities and obligations that are or will become due prior to the Closing.

     1.4 On or as soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), the Safeco Trust shall liquidate the Acquired Fund and distribute pro rata to its shareholders of record, determined as of the close of regular trading on the New York Stock Exchange on the Closing Date (the "Acquired Fund Shareholders"), the Acquiring Fund Shares received by the Acquired Fund pursuant to Paragraph 1.1 hereof. Each Acquired Fund Shareholder shall receive such number of Acquiring Fund Shares that have an aggregate NAV equal to the aggregate NAV of the shares of beneficial interest of the Acquired Fund (the "Acquired Fund Shares") held of record by such Acquired Fund Shareholder on the Closing Date. Such liquidation and distribution will be accomplished by the Safeco Trust instructing the Acquiring Trust to transfer the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund established and maintained by the Acquiring Fund's transfer agent in the names of the Acquired Fund Shareholders and representing the respective pro rata number of the Acquiring Fund Shares due the Acquired Fund Shareholders. The Safeco Trust shall promptly provide the Acquiring Trust with evidence of such liquidation and distribution. All issued and outstanding Acquired Fund Shares will simultaneously be cancelled on the books of the Acquired Fund, and the Acquired Fund will be dissolved. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange.

     1.5 Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent for its Investor Class shares. Any certificates representing ownership of Acquired Fund Shares that remain outstanding on the Closing Date shall be deemed to be cancelled and shall no longer evidence ownership of Acquired Fund Shares.

     1.6 Any transfer taxes payable upon issuance of Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund Shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

     1.7 Any reporting responsibility of the Safeco Trust with respect to the Acquired Fund for taxable periods ending on or before the Closing Date, including, but not limited to, the responsibility for filing of regulatory reports, Tax Returns (as defined in Paragraph 4.1), or other documents with the Commission, any state securities commissions, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Safeco Trust.

     2. VALUATION

     2.1 The NAV of the Acquiring Fund Shares and the NAV of the Acquired Fund shall, in each case, be determined as of the close of business (4:00 p.m., Boston time) on the Closing Date (the "Valuation Time"). The NAV of each Acquiring Fund Share shall be computed by Pioneer Investment Management, Inc. (the "Acquiring Fund Adviser") in the manner set forth in the Acquiring Fund's Declaration of Trust (the "Declaration"), or By-Laws, and the Acquiring Fund's then-current prospectus and statement of additional information. The NAV of the Acquired Fund shall be computed by Safeco Asset Management, Inc. (the "Acquired Fund Administrator") by calculating the value of the Acquired Assets and by subtracting therefrom the amount of the liabilities of the Acquired Fund on the Closing Date included on the Statement of Assets and Liabilities of the Acquired Fund delivered pursuant to Paragraph 5.7 (the "Statement of Assets and Liabilities"), said assets and liabilities to be valued in the manner set forth in the Acquired Fund's then current prospectus and statement of additional information. The Acquiring Fund Adviser shall confirm to the Acquiring Fund the NAV of the Acquired Fund.

     2.2 The number of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Assets and the assumption of the Assumed Liabilities shall be determined by the Acquiring Fund Adviser by dividing the NAV of the Acquired Fund, as determined in accordance with Paragraph 2.1, by the NAV of each Acquiring Fund Share, as determined in accordance with Paragraph 2.1.

     2.3 The Acquiring Fund and the Acquired Fund shall cause the Acquiring Fund Adviser and the Acquired Fund Administrator, respectively, to deliver a copy of its valuation report to the other party at Closing. All computations of value shall be made by the Acquiring Fund Adviser and the Acquired Fund Administrator in accordance with its regular practice as pricing agent for the Acquiring Fund and the Acquired Fund, respectively.

     3. CLOSING AND CLOSING DATE

     3.1 The Closing Date shall be December 10, 2004, or such later date as the parties may agree to in writing. All acts necessary to consummation the Reorganization (the "Closing") shall be deemed to take place simultaneously as of 5:00 p.m. (Eastern time) on the Closing Date unless otherwise provided. The Closing shall be held at the offices of Wilmer Cutler Pickering Hale and Dorr LLP, 60 State Street, Boston, Massachusetts, or at such other place as the parties may agree.

     3.2 Portfolio securities that are held other than in book-entry form in the name of State Street Bank and Trust Company (the "Acquired Fund Custodian") as record holder for the Acquired Fund shall be presented by the Acquired Fund to Brown Brothers Harriman & Co. (the "Acquiring Fund Custodian") for examination no later than three business days preceding the Closing Date. Such portfolio securities shall be delivered by the Acquired Fund to the Acquiring Fund Custodian for the account of the Acquiring Fund on the Closing Date, duly endorsed in proper form for transfer, in such condition as to constitute good delivery thereof in accordance with the custom of brokers, and shall be accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. Portfolio securities held of record by the Acquired Fund Custodian in book-entry form on behalf of the Acquired Fund shall be delivered by the Acquired Fund Custodian through the Depository Trust Company to the Acquiring Fund Custodian and by the Acquiring Fund Custodian recording the beneficial ownership thereof by the Acquiring Fund on the Acquiring Fund Custodian's records. Any cash shall be delivered by the Acquired Fund Custodian transmitting immediately available funds by wire transfer to the Acquiring Fund Custodian the cash balances maintained by the Acquired Fund Custodian and the Acquiring Fund Custodian crediting such amount to the account of the Acquiring Fund.

     3.3 The Acquiring Fund Custodian shall deliver within one business day after the Closing a certificate of an authorized officer stating that: (a) the Acquired Assets have been delivered in proper form to the Acquiring Fund on the Closing Date, and (b) all necessary transfer taxes including all applicable federal and state stock transfer stamps, if any, have been paid, or provision for payment has been made in conjunction with the delivery of portfolio securities as part of the Acquired Assets.

     3.4 If on the Closing Date (a) the New York Stock Exchange is closed to trading or trading thereon shall be restricted or (b) trading or the reporting of trading on such exchange or elsewhere is disrupted so that accurate appraisal of the NAV of the Acquiring Fund Shares or the Acquired Fund pursuant to Paragraph 2.1 is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

     3.5 The Acquired Fund shall deliver at the Closing a list of the names, addresses, federal taxpayer identification numbers and backup withholding and nonresident alien withholding status and certificates of the Acquired Fund Shareholders and the number and percentage ownership of outstanding Acquired Fund Shares owned by each Acquired Fund Shareholder as of the Valuation Time, certified by the President or a Secretary of the Safeco Trust and its Treasurer, Secretary or other authorized officer (the "Shareholder List") as being an accurate record of the information (a) provided by the Acquired Fund Shareholders, (b) provided by the Acquired Fund Custodian, or (c) derived from the Safeco Trust's records by such officers or one of the Safeco Trust's service providers. The Acquiring Fund shall issue and deliver to the Acquired Fund a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date, or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request.

     4. REPRESENTATIONS AND WARRANTIES

     4.1 Except as set forth on Schedule 4.1 hereto, the Safeco Trust, on behalf of the Acquired Fund, represents, warrants and covenants to the Acquiring Fund, which representations, warranties and covenants will be true and correct on the date hereof and on the Closing Date as though made on and as of the Closing Date, as follows:

      (a) The Acquired Fund is a series of the Safeco Trust. The Safeco Trust is a statutory trust validly existing and in good standing under the laws of the State of Delaware and has the power to own all of its properties and assets and, subject to approval by the Acquired Fund's shareholders, to perform its obligations under this Agreement. The Acquired Fund is not required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would subject it to any material liability or disability. Each of the Safeco Trust and the Acquired Fund has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted;

       (b) The Safeco Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the Investment Company Act is in full force and effect;

       (c) The Safeco Trust is not in violation of, and the execution and delivery of this Agreement and the performance of its obligations under this Agreement in respect of the Acquired Fund will not result in a violation of, any provision of the Safeco Trust's Trust Instrument or By-Laws or any material agreement, indenture, instrument, contract, lease or other undertaking with respect to the Acquired Fund to which the Safeco Trust is a party or by which the Acquired Fund or any of its assets are bound;

       (d) No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to its knowledge threatened against the Acquired Fund or any of the Acquired Fund's properties or assets. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings. Neither the Safeco Trust nor the Acquired Fund is
  a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially adversely affects the Acquired Fund's business or its ability to consummate the transactions contemplated herein or would be binding upon the Acquiring Fund as the successor to the Acquired Fund;

       (e) The Acquired Fund has no material contracts or other commitments (other than this Agreement or agreements for the purchase and sale of securities entered into in the ordinary course of business and consistent with its obligations under this Agreement) which will not be terminated at or prior to the Closing Date and no such termination will result in liability to the Acquired Fund (or the Acquiring Fund);

       (f) The statement of assets and liabilities of the Acquired Fund, and the related statements of income and changes in NAV, as of and for the fiscal year ended December 31, 2003, have been audited by Ernst & Young LLP, independent registered public accounting firm, and are in accordance with generally accepted accounting principles ("GAAP") consistently applied and fairly reflect, in all material respects, the financial condition of the Acquired Fund as of such date and the results of its operations for the period then ended, and all known liabilities, whether actual or contingent, of the Acquired Fund as of the date thereof are disclosed therein. The Statement of Assets and Liabilities will be in accordance with GAAP consistently applied and will fairly reflect, in all material respects, the financial condition of the Acquired Fund as of such date and the results of its operations for the period then ended. Except for the Assumed Liabilities, the Acquired Fund will not have any known or contingent liabilities on the Closing Date. No significant deficiency, material weakness, fraud, significant change or other factor that could significantly affect the internal controls of the Acquired Fund has been disclosed or is required to be disclosed in the Acquired Fund's reports on Form N-CSR to enable the chief executive officer and chief financial officer or other officers of the Acquired Fund to make the certifications required by the Sarbanes-Oxley Act, and no deficiency, weakness, fraud, change, event or other factor exists that will be required to be disclosed in the Acquiring Fund's Form N-CSR after the Closing Date;

       (g) Since December 31, 2003, except as specifically disclosed in the Acquired Fund's prospectus, its statement of additional information as in effect on the date of this Agreement, or its semi-annual report for the period ended June 30, 2004, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities, business or prospects, or any incurrence by the Acquired Fund of indebtedness, except for normal contractual obligations incurred in the ordinary course of business or in connection with the settlement of purchases and sales of portfolio securities. For the purposes of this subparagraph (g) (but not for any other purpose of this Agreement), a decline in NAV per Acquired Fund Share arising out of its normal investment operations or a decline in market values of securities in the Acquired Fund's portfolio or a decline in net assets of the Acquired Fund as a result of redemptions shall not constitute a material adverse change;

       (h) (A) For each taxable year of its operation since its inception, the Acquired Fund has met, and for the current taxable year it will meet, the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company. The Acquired Fund will qualify as such as of the Closing Date and will satisfy the diversification requirements of Section 851(b)(3) of the Code without regard to the last sentence of Section 851(d) of the Code. The Acquired Fund has not taken any action, caused any action to be taken or caused any action to fail to be taken which action or failure could cause the Acquired Fund to fail to qualify as a regulated investment company under the Code;

        (B) Within the times and in the manner prescribed by law, the Acquired Fund has properly filed on a timely basis all Tax Returns (as defined below) that it was required to file, and all such Tax Returns were complete and accurate in all respects. The Acquired Fund has not been informed by any jurisdiction that the jurisdiction believes that the Acquired Fund was required to file any Tax Return that was not filed; and the Acquired Fund does not know of any basis upon which a jurisdiction could assert such a position;

        (C) The Acquired Fund has timely paid, in the manner prescribed by law, all Taxes (as defined below), which were due and payable or which were claimed to be due;

        (D) All Tax Returns filed by the Acquired Fund constitute complete and accurate reports of the respective Tax liabilities and all attributes of the Acquired Fund or, in the case of information returns and payee statements, the amounts required to be reported, and accurately set forth all items required to be included or reflected in such returns;

        (E) The Acquired Fund has not waived or extended any applicable statute of limitations relating to the assessment or collection of Taxes;

        (F) The Acquired Fund has not been notified that any examinations of the Tax Returns of the Acquired Fund are currently in progress or threatened, and no deficiencies have been asserted or assessed against the Acquired Fund as a result of any audit by the Internal Revenue Service or any state, local or foreign taxing authority, and, to its knowledge, no such deficiency has been proposed or threatened;

        (G) The Acquired Fund has no actual or potential liability for any Tax obligation of any taxpayer other than itself. The Acquired Fund is not and has never been a member of a group of corporations with which it has filed (or been required to file) consolidated, combined or unitary Tax Returns. The Acquired Fund is not a party to any Tax allocation, sharing, or indemnification agreement;

        (H) The unpaid Taxes of the Acquired Fund for tax periods through the Closing Date do not exceed the accruals and reserves for Taxes (excluding accruals and reserves for deferred Taxes established to reflect timing differences between book and Tax income) set forth on the Statement of Assets and Liabilities, rather than in any notes thereto (the "Tax Reserves"). All Taxes that the Acquired Fund is or was required by law to withhold or collect have been duly withheld or collected and, to the extent required, have been timely paid to the proper governmental agency;


        (I) The Acquired Fund has delivered to the Acquiring Fund or made available to the Acquiring Fund complete and accurate copies of all Tax Returns of the Acquired Fund, together with all related examination reports and statements of deficiency for all periods not closed under the applicable statutes of limitations and complete and correct copies of all private letter rulings, revenue agent reports, information document requests, notices of proposed deficiencies, deficiency notices, protests, petitions, closing agreements, settlement agreements, pending ruling requests and any similar documents submitted by, received by or agreed to by or on behalf of the Acquired Fund. The Acquired Fund has disclosed on its federal income Tax Returns all positions taken therein that could give rise to a substantial understatement of federal income Tax within the meaning of Section 6662 of the Code;

        (J) The Acquired Fund has not undergone, has not agreed to undergo, and is not required to undergo (nor will it be required as a result of the transactions contemplated in this Agreement to undergo) a change in its method of accounting resulting in an adjustment to its taxable income pursuant to Section 481 of the Code. The Acquired Fund will not be required to include any item of income in, or exclude any item of deduction from, taxable income for any taxable period (or portion thereof) ending after the Closing Date as a result of any (i) change in method of accounting for a taxable period ending on or prior to the Closing Date under Section 481(c) of the Code (or any corresponding or similar provision of state, local or foreign income Tax law); (ii) "closing agreement" as described in Section 7121 of the Code (or any corresponding or similar provision of state, local or foreign income Tax law) executed on or prior to the Closing Date; (iii) installment sale or open transaction disposition made on or prior to the Closing Date; or
      (iv) prepaid amount received on or prior to the Closing Date;

        (K) The Acquired Fund has not taken or agreed to take any action, and is not aware of any agreement, plan or other circumstance, that is inconsistent with the representations set forth in Annex B;

        (L) There are (and as of immediately following the Closing there will be) no liens on the assets of the Acquired Fund relating to or attributable to Taxes, except for Taxes not yet due and payable;

        (M) The Tax bases of the assets of the Acquired Fund are accurately reflected on the Acquired Fund's Tax books and records;

        (N) The Acquired Fund has not incurred (or been allocated) an "overall foreign loss" as defined in Section 904(f)(2) of the Code which has not been previously recaptured in full as provided in Sections 904(f)(2) and/or 904(f)(3) of the Code;

        (O) The Acquired Fund is not a party to a gain recognition agreement under Section 367 of the Code;

        (P) The Acquired Fund does not own any interest in an entity that is characterized as a partnership for income tax purposes;

        (Q) The Acquired Fund's Tax attributes are not limited under the Code (including but not limited to any capital loss carry forward limitations under Sections 382 or 383 of the Code and the Treasury Regulations thereunder) or comparable provisions of state law, except as set forth on
      Schedule 4.1; and

        (R) For purposes of this Agreement, "Taxes" or "Tax" shall mean all taxes, charges, fees, levies or other similar assessments or liabilities, including without limitation income, gross receipts, ad valorem, premium, value-added, excise, real property, personal property, sales, use, transfer, withholding, employment, unemployment, insurance, social security, business license, business organization, environmental, workers compensation, payroll, profits, license, lease, service, service use, severance, stamp, occupation, windfall profits, customs, duties, franchise and other taxes imposed by the United States of America or any state, local or foreign government, or any agency thereof, or other political subdivision of the United States or any such government, and any interest, fines, penalties, assessments or additions to tax resulting from, attributable to or incurred in connection with any tax or any contest or dispute thereof; and "Tax Returns" shall mean all reports, returns, declarations, statements or other information required to be supplied to a governmental or regulatory authority or agency, or to any other person, in connection with Taxes and any associated schedules or work papers produced in connection with such items;

     (i) All issued and outstanding Acquired Fund Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable by the Acquired Fund. All of the issued and outstanding Acquired Fund Shares will, at the time of Closing, be held of record by the persons and in the amounts set forth in the Shareholder List submitted to the Acquiring Fund pursuant to Paragraph 3.5 hereof. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquired Fund Shares, nor is there outstanding any security convertible into any Acquired Fund Shares;

     (j) At the Closing Date, the Acquired Fund will have good and marketable title to the Acquired Assets, and full right, power and authority to sell, assign, transfer and deliver the Acquired Assets to the Acquiring Fund, and, upon delivery and payment for the Acquired Assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, except such restrictions as might arise under the Securities Act;

     (k) The Safeco Trust has the trust power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Safeco Trust's Board of Trustees, and, subject to the approval of the Acquired Fund's shareholders, assuming due authorization, execution and delivery by the Acquiring Fund, this Agreement will constitute a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

     (l)The information to be furnished by the Acquired Fund to the Acquiring Fund for use in applications for orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby and any information necessary to compute the total return of the Acquired Fund shall be accurate and complete and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

     (m) The information included in the proxy statement (the "Proxy Statement") forming part of the Acquiring Fund's Registration Statement on Form N-14 filed in connection with this Agreement (the "Registration Statement") that has been furnished in writing by the Acquired Fund to the Acquiring Fund for inclusion in the Registration Statement, on the effective date of that Registration Statement and on the Closing Date, will conform in all material respects to the applicable requirements of the Securities Act, the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the Investment Company Act and the rules and regulations of the Commission thereunder and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

     (n) Upon the effectiveness of the Registration Statement, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Safeco Trust or the Acquired Fund of the transactions contemplated by this Agreement;

     (o) All of the issued and outstanding Acquired Fund Shares have been offered for sale and sold in conformity with all applicable federal and state securities laws, except as may have been previously disclosed in writing to the Acquiring Fund;

     (p) The prospectus and statement of additional information of the Acquired Fund and any amendments or supplements thereto, furnished to the Acquiring Fund, did not as of their dates or the dates of their distribution to the public contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which such statements were made, not misleading;

     (q) The Acquired Fund currently complies in all material respects with, and since its organization has complied in all material respects with, the requirements of, and the rules and regulations under, the Investment Company Act, the Securities Act, the Exchange Act, state "Blue Sky" laws and all other applicable federal and state laws or regulations. The Acquired Fund currently complies in all material respects with, and since its organization has complied in all material respects with, all investment objectives, policies, guidelines and restrictions and any compliance procedures established by the Safeco Trust with respect to the Acquired Fund. All advertising and sales material used by the Acquired Fund complies in all material respects with and has complied in all material respects with the applicable requirements of the Securities Act, the Investment Company Act, the rules and regulations of the Commission, and, to the extent applicable, the Conduct Rules of the National Association of Securities Dealers, Inc. (the "NASD") and any applicable state regulatory authority. All registration statements, prospectuses, reports, proxy materials or other filings required to be made or filed with the Commission, the NASD or any state securities authorities by the Acquired Fund have been duly filed and have been approved or declared effective, if such approval or declaration of effectiveness is required by law. Such registration statements, prospectuses, reports, proxy materials and other filings under the Securities Act, the Exchange Act and the Investment Company Act

  (i) are or were in compliance in all material respects with the requirements of all applicable statutes and the rules and regulations thereunder and (ii) do not or did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not false or misleading;

     (r) Neither the Acquired Fund nor, to the knowledge of the Acquired Fund, any "affiliated person" of the Acquired Fund has been convicted of any felony or misdemeanor, described in Section 9(a)(1) of the Investment Company Act, nor, to the knowledge of the Acquired Fund, has any affiliated person of the Acquired Fund been the subject, or presently is the subject, of any proceeding or investigation with respect to any disqualification that would be a basis for denial, suspension or revocation of registration as an investment adviser under Section 203(e) of the Investment Advisers Act of 1940, as amended (the "Investment Advisers Act"), or Rule 206(4)-4(b) thereunder or of a broker-dealer under Section 15 of the Exchange Act, or for disqualification as an investment adviser, employee, officer or director of an investment company under Section 9 of the Investment Company Act; and

     (s) The tax representation certificate to be delivered by Safeco Trust on behalf of the Acquired Fund to the Acquiring Trust and Wilmer Cutler Pickering Hale and Dorr LLP at the Closing pursuant to Paragraph 7.4 (the "Acquired Fund Tax Representation Certificate") will not on the Closing Date contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading.

    4.2 Except as set forth on Schedule 4.2 hereto, the Acquiring Trust, on behalf of the Acquiring Fund, represents, warrants and covenants to the Acquired Fund, which representations, warranties and covenants will be true and correct on the date hereof and on the Closing Date as though made on and as of the Closing Date, as follows:

     (a) The Acquiring Fund is a series of the Acquiring Trust. The Acquiring Trust is a [statutory][business] trust duly organized, validly existing and in good standing under the laws of the [State of Delaware][Commonwealth of Massachusetts]. The Acquiring Trust has the power to own all of its properties and assets and to perform the obligations under this Agreement. The Acquiring Fund is not required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would subject it to any material liability or disability. Each of the Acquiring Trust and the Acquiring Fund has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted;

     (b) The Acquiring Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the Investment Company Act is in full force and effect;

     (c) The Acquiring Fund's registration statement on Form N-1A that will be in effect on the Closing Date, and the prospectus and statement of additional information of the Acquiring Fund included therein, will conform in all material respects with the applicable requirements of the Securities Act and the Investment Company Act and the rules and regulations of the Commission thereunder, and did not as of the effective date thereof and will not as of the Closing Date contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading;

     (d) The Registration Statement, the Proxy Statement and statement of additional information with respect to the Acquiring Fund, and any amendments or supplements thereto in effect on or prior to the Closing Date included in the Registration Statement (other than written information furnished by the Acquired Fund for inclusion therein, as covered by the Acquired Fund's warranty in Paragraph 4.1(m) hereof) will conform in all material respects to the applicable requirements of the Securities Act and the Investment Company Act and the rules and regulations of the Commission thereunder. Neither the Registration Statement nor the Proxy Statement (other than written information furnished by the Acquired Fund for inclusion therein, as covered by the Acquired Fund's warranty in Paragraph 4.1(m) hereof) includes or will include any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

     (e) The Acquiring Trust is not in violation of, and the execution and delivery of this Agreement and performance of its obligations under this Agreement will not result in a violation of, any provisions of the Declaration of Trust or by-laws of the Acquiring Trust or any material agreement, indenture, instrument, contract, lease or other undertaking with respect to the Acquiring Fund to which the Acquiring Trust is a party or by which the Acquiring Fund or any of its assets is bound;

     (f) No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or threatened against the Acquiring Fund or any of the Acquiring Fund's properties or assets. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings. Neither the Acquiring Trust nor the Acquiring Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially adversely affects the Acquiring Fund's business or its ability to consummate the transactions contemplated herein;

     (g) The statement of assets and liabilities of the Acquiring Fund, and the related statements of income and changes in NAV, as of and for the fiscal year ended [most recent fiscal year end] have been audited by Ernst & Young LLP, independent registered public accounting firm, and are in accordance with GAAP consistently applied and fairly reflect, in all material respects, the financial condition of the Acquiring Fund as of such date and the results of its operations for the period then ended, and all known liabilities, whether actual or contingent, of the Acquiring Fund as of the date thereof are disclosed therein;

     (h) Since [most recent fiscal year end], except as specifically disclosed in the Acquiring Fund's prospectus, its statement of additional information as in effect on the date of this Agreement, or its semi-annual report for
  the period ended [      ], there has not been any material adverse change in
  the Acquiring Fund's financial condition, assets, liabilities, business or prospects, or any incurrence by the Acquiring Fund of indebtedness, except for normal contractual obligations incurred in the ordinary course of business or in connection with the settlement of purchases and sales of portfolio securities. For the purposes of this subparagraph (h) (but not for any other purpose of this Agreement), a decline in NAV per Acquiring Fund Share arising out of its normal investment operations or a decline in market values of securities in the Acquiring Fund's portfolio or a decline in net assets of the Acquiring Fund as a result of redemptions shall not constitute a material adverse change;

     (i) (A) For each taxable year of its operation since its inception, the Acquiring Fund has met, and for the current taxable year it will meet, the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and will qualify as such as of the Closing Date and will satisfy the diversification requirements of Section 851(b)(3) of the Code without regard to the last sentence of
Section 851(d) of the Code. The Acquiring Fund has not taken any action, caused any action to be taken or caused any action to fail to be taken which action or failure could cause the Acquiring Fund to fail to qualify as a regulated investment company under the Code;

        (B) Within the times and in the manner prescribed by law, the Acquiring Fund has properly filed on a timely basis all Tax Returns that it was required to file, and all such Tax Returns were complete and accurate in all respects. The Acquiring Fund has not been informed by any jurisdiction that the jurisdiction believes that the Acquiring Fund was required to file any Tax Return that was not filed; and the Acquiring Fund does not know of any basis upon which a jurisdiction could assert such a position;

        (C) The Acquiring Fund has timely paid, in the manner prescribed by law, all Taxes that were due and payable or that were claimed to be due;

        (D) All Tax Returns filed by the Acquiring Fund constitute complete and accurate reports of the respective liabilities for Taxes and all attributes of the Acquiring Fund or, in the case of information returns and payee statements, the amounts required to be reported, and accurately set forth all items required to be included or reflected in such returns;

        (E) The Acquiring Fund has not waived or extended any applicable statute of limitations relating to the assessment or collection of Taxes;

        (F) The Acquiring Fund has not been notified that any examinations of the Tax Returns of the Acquiring Fund are currently in progress or threatened, and no deficiencies have been asserted or assessed against the Acquiring Fund as a result of any audit by the Internal Revenue Service or any state, local or foreign taxing authority, and, to its knowledge, no such deficiency has been proposed or threatened;

        (G) The Acquiring Fund has no actual or potential liability for any Tax obligation of any taxpayer other than itself. The Acquiring Fund is not and has never been a member of a group of corporations with which it has filed (or been required to file) consolidated, combined or unitary Tax Returns. The Acquiring Fund is not a party to any Tax allocation, sharing, or indemnification agreement;

        (H) The Acquiring Trust has delivered to Safeco Trust or made available to Safeco Trust complete and accurate copies of all Tax Returns of the Acquiring Fund, together with all related examination reports and statements of deficiency for all periods not closed under the applicable statutes of limitations and complete and correct copies of all private letter rulings, revenue agent reports, information document requests, notices of proposed deficiencies, deficiency notices, protests, petitions, closing agreements, settlement agreements, pending ruling requests and any similar documents submitted by, received by or agreed to by or on behalf of the Acquiring Fund. The Acquiring Fund has disclosed on its federal income Tax Returns all positions taken therein that could give rise to a substantial understatement of federal income Tax within the meaning of
     Section 6662 of the Code;

        (I) The Acquiring Fund has not undergone, has not agreed to undergo, and is not required to undergo (nor will it be required as a result of the transactions contemplated in this Agreement to undergo) a change in its method of accounting resulting in an adjustment to its taxable income pursuant to Section 481 of the Code. The Acquiring Fund will not be required to include any item of income in, or exclude any item of deduction from, taxable income for any taxable period (or portion thereof) ending after the Closing Date as a result of any (i) change in method of accounting for a taxable period ending on or prior to the Closing Date under Section 481(c) of the Code (or any corresponding or similar provision of state, local or foreign income Tax law); (ii) "closing agreement" as described in Section 7121 of the Code (or any corresponding or similar provision of state, local or foreign income Tax law) executed on or prior to the Closing Date; (iii) installment sale or open transaction disposition made on or prior to the Closing Date; or (iv) prepaid amount received on or prior to the Closing Date;

        (J) The Acquiring Fund has not taken or agreed to take any action, and is not aware of any agreement, plan or other circumstance, that is inconsistent with the representations set forth in Annex A;

        (K) The Acquiring Fund has not incurred (or been allocated) an "overall foreign loss" as defined in Section 904(f)(2) of the Code which has not been previously recaptured in full as provided in Sections 904(f)(2) and/or 904(f)(3) of the Code;

        (L) The Acquiring Fund is not a party to a gain recognition agreement under Section 367 of the Code;

        (M) The Acquiring Fund's Tax attributes are not limited under the Code (including but not limited to any capital loss carry forward limitations under Sections 382 or 383 of the Code and the Treasury Regulations thereunder) or comparable provisions of state law, except as set forth on
     Schedule 4.2;

     (j) The Acquiring Fund currently complies, and at all times since its organization has complied, in all material respects with the requirements of, and the rules and regulations under, the Investment Company Act, the Securities Act, the Exchange Act, state "Blue Sky" laws and all other applicable federal and state laws or regulations. The Acquiring Fund currently complies in all material respects with, and since its organization has complied in all material respects with, all investment objectives, policies, guidelines and restrictions and any compliance procedures established by the Acquiring Trust with respect to the Acquiring Fund. All advertising and sales material used by the Acquiring Fund complies in all material respects with and has complied in all material respects with the applicable requirements of the Securities Act, the Investment Company Act, the rules and regulations of the Commission, and, to the extent applicable, the Conduct Rules of the NASD and any applicable state regulatory authority. All registration statements, prospectuses, reports, proxy materials or other filings required to be made or filed with the Commission, the NASD or any state securities authorities by the Acquiring Fund have been duly filed and have been approved or declared effective, if such approval or declaration of effectiveness is required by law. Such registration statements, prospectuses, reports, proxy materials and other filings under the Securities Act, the Exchange Act and the Investment Company Act (i) are or were in compliance in all material respects with the requirements of all applicable statutes and the rules and regulations thereunder and (ii) do not or did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not false or misleading;

     (k) The authorized capital of the Acquiring Fund consists of an unlimited number of shares of beneficial interest, no par value per share. As of the Closing Date, the Acquiring Fund will be authorized to issue an unlimited number of shares of beneficial interest, no par value per share. The Acquiring Fund Shares to be issued and delivered to the Acquired Fund for the account of the Acquired Fund Shareholders pursuant to the terms of this Agreement will have been duly authorized on the Closing Date and, when so issued and delivered, will be duly and validly issued, fully paid and non-assessable. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund shares, nor is there outstanding any security convertible into any Acquiring Fund shares;

     (l) The Acquiring Trust has the trust power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Trust's Board of Trustees, and, assuming due authorization, execution and delivery by the Acquired Fund, this Agreement will constitute a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;


     (m) The information to be furnished in writing by the Acquiring Fund or the Acquiring Fund Adviser for use in applications for orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto or the requirements of any form for which its use is intended, and shall not contain any untrue statement of a material fact or omit to state a material fact necessary to make the information provided not misleading;

     (n) No consent, approval, authorization or order of or filing with any court or governmental authority is required for the execution of this Agreement or the consummation of the transactions contemplated by the Agreement by the Acquiring Fund, except for the registration of the Acquiring Fund Shares under the Securities Act and the Investment Company Act;

     (o) All of the issued and outstanding Acquiring Fund Shares have been offered for sale and sold in conformity with all applicable federal and state securities laws, except as may have been previously disclosed in writing to the Acquired Fund;

     (p) The prospectus and statement of additional information of the Acquiring Fund and any amendments or supplements thereto, furnished to the Acquired Fund, did not as of their dates or the dates of their distribution to the public contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which such statements were made, not misleading;

     (q) Neither the Acquiring Fund nor, to the knowledge of the Acquiring Fund, any "affiliated person" of the Acquiring Fund has been convicted of any felony or misdemeanor, described in Section 9(a)(1) of the Investment Company Act, nor, to the knowledge of the Acquiring Fund, has any affiliated person of the Acquiring Fund been the subject, or presently is the subject, of any proceeding or investigation with respect to any disqualification that would be a basis for denial, suspension or revocation of registration as an investment adviser under Section 203(e) of the Investment Advisers Act or Rule 206(4)-4(b) thereunder or of a broker-dealer under Section 15 of the Exchange Act, or for disqualification as an investment adviser, employee, officer or director of an investment company under Section 9 of the Investment Company Act; and

     (r) The tax representation certificate to be delivered by the Acquiring Trust on behalf of the Acquiring Fund to the Safeco Trust and Wilmer Cutler Pickering Hale and Dorr LLP at Closing pursuant to Section 6.3 (the "Acquiring Fund Tax Representation Certificate") will not on the Closing Date contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading.

  5. COVENANTS OF THE FUNDS

     5.1 The Acquired Fund will operate the Acquired Fund's business in the ordinary course of business between the date hereof and the Closing Date. It is understood that such ordinary course of business will include the declaration and payment of customary dividends and other distributions and any other dividends and other distributions necessary or advisable (except to the extent dividends or other distributions that are not customary may be limited by representations made in connection with the issuance of the tax opinion described in Paragraph 8.5 hereof), in each case payable either in cash or in additional shares.

     5.2 The Safeco Trust will call a special meeting of the Acquired Fund's shareholders to consider approval of this Agreement and act upon the matters set forth in the Proxy Statement.

     5.3 The Acquiring Fund will prepare the notice of meeting, form of proxy and Proxy Statement (collectively, "Proxy Materials") to be used in connection with such meeting, and will promptly prepare and file with the Commission the Registration Statement. The Safeco Trust will provide the Acquiring Fund with information reasonably requested for the preparation of the Registration Statement in compliance with the Securities Act, the Exchange Act, and the Investment Company Act.

     5.4 The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired by the Acquired Fund for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

     5.5 The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requires concerning the beneficial ownership of the Acquired Fund Shares.

     5.6 Subject to the provisions of this Agreement, each Fund will take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate the transactions contemplated by this Agreement.

     5.7 The Acquired Fund shall furnish to the Acquiring Fund on the Closing Date a Statement of Assets and Liabilities of the Acquired Fund as of the Closing Date setting forth the NAV (as computed pursuant to Paragraph 2.1) of the Acquired Fund as of the Valuation Time, which statement shall be prepared in accordance with GAAP consistently applied and certified by the Safeco Trust's Treasurer or Assistant Treasurer. As promptly as practicable, but in any case within 30 days after the Closing Date, the Safeco Trust shall furnish to the Acquiring Trust, in such form as is reasonably satisfactory to the Acquiring Trust, a statement of the earnings and profits of the Acquired Fund for federal income tax purposes, and of any capital loss carryovers and other items that will be carried over to the Acquiring Fund under the Code, and which statement will be certified by the Treasurer of the Safeco Trust.

     5.8 Neither Fund shall take any action that is inconsistent with the representations set forth in, with respect to the Acquired Fund, the Acquired Fund Tax Representation Certificate and, with respect to the Acquiring Fund, the Acquiring Fund Tax Representation Certificate.

     5.9 From and after the date of this Agreement and until the Closing Date, each of the Funds and the Safeco Trust and the Acquiring Trust shall use its commercially reasonable efforts to cause the Reorganization to qualify, and will not knowingly take any action, cause any action to be taken, fail to take any action or cause any action to fail to be taken, which action or failure to act could prevent the

Reorganization from qualifying, as a reorganization under the provisions of
Section 368(a) of the Code. The parties hereby adopt this Agreement as a "plan of reorganization" within the meaning of Sections 1.368-2(g) and 1.368-3(a) of the income tax regulations promulgated under the Code. Unless otherwise required pursuant to a "determination" within the meaning of Section 1313(a) of the Code, the parties hereto shall treat and report the transactions contemplated hereby as a reorganization within the meaning of Section 368(a)(1)[insert (C) or (D), as applicable] of the Code and shall not take any position inconsistent with such treatment.

     5.10 From and after the date of this Agreement and through the time of the Closing, each Fund shall use its commercially reasonable efforts to cause it to qualify, and will not knowingly take any action, cause any action to be taken, fail to take any action or cause any action to fail to be taken, which action or failure to act could prevent it from qualifying as a regulated investment company under the provisions of Subchapter M of the Code.

     5.11 Each Fund shall prepare, or cause to be prepared, all of its Tax Returns for taxable periods that end on or before the Closing Date and shall timely file, or cause to be timely filed, all such Tax Returns. Each Fund shall make any payments of Taxes required to be made by it with respect to any such Tax Returns.

  6. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

     The obligations of the Acquired Fund to complete the transactions provided for herein shall be, at its election, subject to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions, unless waived by the Acquired Fund in writing:

     6.1 All representations and warranties by the Acquiring Trust on behalf of the Acquiring Fund contained in this Agreement shall be true and correct as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

     6.2 The Acquiring Trust shall have delivered to the Safeco Trust on the Closing Date a certificate of the Acquiring Trust on behalf of the Acquiring Fund executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Safeco Trust and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Trust made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, that each of the conditions to Closing in this Article 6 have been met, and as to such other matters as the Safeco Trust shall reasonably request;

     6.3 The Acquiring Trust on behalf of the Acquiring Fund shall have delivered to the Safeco Trust and Wilmer Cutler Pickering Hale and Dorr LLP an Acquiring Fund Tax Representation Certificate, satisfactory to the Safeco Trust and Wilmer Cutler Pickering Hale and Dorr LLP, substantially in the form attached to this Agreement as Annex A, concerning certain tax-related matters with respect to the Acquiring Fund;

     6.4 With respect to the Acquiring Fund, the Board of Trustees of the Acquiring Trust shall have determined that the Reorganization is in the best interests of the Acquiring Fund and, based upon such determination, shall have approved this Agreement and the transactions contemplated hereby; and

     6.5 The Safeco Trust shall have received at the Closing a favorable opinion as to the due authorization of this Agreement by the Acquiring Trust and related matters of Wilmer Cutler Pickering Hale and Dorr LLP, dated as of the Closing Date, in a form reasonably satisfactory to the Safeco Trust.

  7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

     The obligations of the Acquiring Fund to complete the transactions provided for herein shall be, at its election, subject to the performance by the Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions, unless waived by the Acquiring Fund in writing:

     7.1 All representations and warranties of the Safeco Trust on behalf of the Acquired Fund contained in this Agreement shall be true and correct as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

     7.2 The Safeco Trust shall have delivered to the Acquiring Fund the Statement of Assets and Liabilities of the Acquired Fund pursuant to Paragraph 5.7, together with a list of its portfolio securities showing the federal income tax bases and holding periods of such securities, as of the Closing Date, certified by the Safeco Trust's Treasurer or Assistant Treasurer;

     7.3 The Safeco Trust shall have delivered to the Acquiring Trust on the Closing Date a certificate of the Safeco Trust on behalf of the Acquired Fund executed in its name by its President or Vice President and a Treasurer or Assistant Treasurer, in form and substance reasonably satisfactory to the Acquiring Trust and dated as of the Closing Date, to the effect that the representations and warranties of the Safeco Trust contained in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, that each of the conditions to Closing in this Article 7 have been met, and as to such other matters as the Acquiring Trust shall reasonably request;

     7.4 The Safeco Trust on behalf of the Acquired Fund shall have delivered to the Acquiring Trust and Wilmer Cutler Pickering Hale and Dorr LLP an Acquired Fund Tax Representation Certificate, satisfactory to the Acquiring Trust and Wilmer Cutler Pickering Hale and Dorr LLP, substantially in the form attached to this Agreement as Annex B, concerning certain tax-related matters with respect to the Acquired Fund;

     7.5 The Acquiring Trust shall have received at the Closing a favorable opinion as to the due authorization of this Agreement by the Safeco Trust and related matters of Kirkpatrick & Lockhart LLP, dated as of the Closing Date, in a form reasonably satisfactory to Acquiring Trust; and

     7.6 With respect to the Acquired Fund, the Board of Trustees of the Safeco Trust shall have determined that the Reorganization is in the best interests of the Acquired Fund and, based upon such determination, shall have approved this Agreement and the transactions contemplated hereby.

  8. FURTHER CONDITIONS PRECEDENT

     If any of the conditions set forth below does not exist on or before the Closing Date with respect to either party hereto, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

     8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the Acquired Fund's shareholders in accordance with the provisions of the Safeco Trust's Trust Instrument and By-Laws, and certified copies of the resolutions evidencing such approval by the Acquired Fund's shareholders shall have been delivered by the Acquired Fund to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither party hereto may waive the conditions set forth in this Paragraph 8.1;

     8.2 On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

     8.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities) deemed necessary by either party hereto to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of either party hereto, provided that either party may waive any such conditions for itself;

     8.4 The Acquiring Trust's Registration Statement on Form N-14 shall have become effective under the Securities Act and no stop orders suspending the effectiveness of such Registration Statement shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the Securities Act;

     8.5 The parties shall have received an opinion of Wilmer Cutler Pickering Hale and Dorr LLP, satisfactory to the Safeco Trust and the Acquiring Trust and subject to customary assumptions and qualifications, substantially to the effect that for federal income tax purposes the acquisition by the Acquiring Fund of the Acquired Assets solely in exchange for the issuance of Acquiring Fund Shares to the Acquired Fund and the assumption of the Assumed Liabilities by the Acquiring Fund, followed by the distribution by the Acquired Fund, in liquidation of the Acquired Fund, of Acquiring Fund Shares to the Acquired Fund Shareholders in exchange for their Acquired Fund Shares and the termination of the Acquired Fund, will constitute a "reorganization" within the meaning of
Section 368(a) of the Code;

     8.6 The Acquired Fund shall have distributed to its shareholders, in a distribution or distributions qualifying for the deduction for dividends paid under Section 561 of the Code, all of its investment company taxable income (as defined in Section 852(b)(2) of the Code determined without regard to Section 852(b)(2)(D) of the Code) for its taxable year ending on the Closing Date, all of the excess of (i) its interest income excludable from gross income under
Section 103(a) of the Code over (ii) its deductions disallowed under Sections 265 and 171(a)(2) of the Code for its taxable year ending on the Closing Date, and all of its net capital gain (as such term is used in Sections 852(b)(3)(A) and (C) of the Code), after reduction by any available capital loss carryforward, for its taxable year ending on the Closing Date; and

     8.7 The Acquiring Trust shall have made a distribution of capital gains to its shareholders in November 2004 in accordance with its normal practices and, unless the Acquiring Fund distributes income monthly, the dividend distribution that the Acquiring Fund normally would make in December of 2004 shall have been made to shareholders of record prior to the Closing.

  9. BROKERAGE FEES AND EXPENSES

     9.1 Each party hereto represents and warrants to the other party hereto that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

     9.2 The parties have been informed by Symetra Financial Corporation and the Acquiring Fund Adviser -- and the parties have entered into this Agreement in reliance on such information -- that such non-parties will pay all expenses of the Funds associated with the Reorganization, including, the expenses associated with the preparation, printing and mailing of any and all shareholder notices, communications, proxy statements, and necessary filings with the SEC or any other governmental authority in connection with the transactions contemplated by this Agreement and the legal and Trustees' fees and expenses incurred in connection with the Reorganization. Except for the foregoing, the Acquiring Fund and the Acquired Fund shall each bear its own expenses in connection with the transactions contemplated by this Agreement.

  10. ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

     10.1 The Acquiring Trust and the Safeco Trust each agrees that neither party has made any representation, warranty or covenant not set forth herein or referred to in Paragraphs 4.1 or 4.2 hereof and that this Agreement constitutes the entire agreement between the parties.

     10.2 The representations and warranties contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder.

  11. TERMINATION

     11.1 This Agreement may be terminated by the mutual agreement of the Acquiring Trust and Safeco Trust. In addition, either party may at its option terminate this Agreement at or prior to the Closing Date:

     (a) because of a material breach by the other of any representation, warranty, covenant or agreement contained herein to be performed at or prior to the Closing Date;

     (b) because of a condition herein expressed to be precedent to the obligations of the terminating party which has not been met and which reasonably appears will not or cannot be met;

     (c) by resolution of the Acquiring Trust's Board of Trustees if circumstances should develop that, in the good faith opinion of such Board, make proceeding with the Agreement not in the best interests of the Acquiring Fund's shareholders;

     (d) by resolution of the Safeco Trust's Board of Trustees if circumstances should develop that, in the good faith opinion of such Board, make proceeding with the Agreement not in the best interests of the Acquired Fund's shareholders; or

     (e) if the transactions contemplated by this Agreement shall not have occurred on or prior to December 31, 2004 or such other date as the parties may mutually agree upon in writing.

     11.2 In the event of any such termination, there shall be no liability for damages on the part of the Acquiring Fund, the Acquiring Trust, the Safeco Trust or the Acquired Fund, or the trustees or officers of the Safeco Trust, or the Acquiring Trust, but, subject to Paragraph 9.2, each party shall bear the expenses incurred by it incidental to the preparation and carrying out of this Agreement.

  12. AMENDMENTS

     This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Safeco Trust and the Acquiring Trust; provided, however, that following the meeting of the Acquired Fund's shareholders called by the Safeco Trust pursuant to Paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions regarding the method for determining the number of Acquiring Fund Shares to be received by the Acquired Fund Shareholders under this Agreement to their detriment without their further approval; provided that nothing contained in this Section 12 shall be construed to prohibit the parties from amending this Agreement to change the Closing Date.

  13. NOTICES

     Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the Acquired Fund, c/o Symetra Financial Corporation, 5069 154th Place,

N.E., Seattle, Washington 98052, Attention: Roger F. Harbin, with copies to R. Darrell Mounts, Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue, N.W., Second Floor, Washington, DC 20036-1221, and to the Acquiring Fund, c/o Pioneer Investment Management, Inc., 60 State Street, Boston, Massachusetts 02109,
Attention: Dorothy E. Bourassa, Esq., with copies to Wilmer Cutler Pickering Hale and Dorr LLP, 60 State Street, Boston, Massachusetts 02109, Attention:
David C. Phelan.

  14. HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT

     14.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

  14.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

     14.3 This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware, without giving effect to conflict of laws principles (other than Delaware Code Title 6 [sec] 2708); provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.

     14.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by either party without the prior written consent of the other party hereto. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, or other entity, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

     14.5 It is expressly agreed that the obligations of the Acquiring Trust and the Safeco Trust shall not be binding upon any of their respective trustees, shareholders, nominees, officers, agents or employees personally, but bind only to the property of the Acquiring Fund or the Acquired Fund, as the case may be, as provided in the trust instruments of the Acquiring Trust and the Instrument of Trust of the Safeco Trust, respectively. The execution and delivery of this Agreement have been authorized by the trustees of the Acquiring Trust and of the Safeco Trust and this Agreement has been executed by authorized officers of the Acquiring Trust and the Safeco Trust, acting as such, and neither such authorization by such trustees nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to imposed any liability on any of them personally, but shall bind only the property of the Acquiring Fund and the Acquired Fund, as the case may be, as provided in the trust instruments of the Acquiring Trust and the Instrument of Trust of the Safeco Trust, respectively.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as of the date first set forth above by its President or Vice President and attested by its Secretary or Assistant Secretary.

Attest:                                   [SAFECO TRUST] on behalf of
                                          [SAFECO FUND]

By:                                       By:
   ------------------------------------      -----------------------------------

Name:                                     Name:
Title: Secretary                          Title: President

Attest:                                   [PIONEER TRUST] on behalf of
                                          [PIONEER FUND]

By:                                       By:
   ------------------------------------      -----------------------------------

Name:                                     Name:
Title: Secretary                          Title:

Annex A

                       TAX REPRESENTATION CERTIFICATE OF

                  [PIONEER TRUST] ON BEHALF OF [PIONEER FUND]

     This certificate is being delivered in connection with the transactions to be effected pursuant to the Agreement and Plan of Reorganization made as of ---------- , 2004 between [Pioneer Trust], a [Delaware statutory] [Massachusetts business] trust ("Acquiring Trust"), on behalf of its series [Pioneer Fund] ("Acquiring Fund"), and [Safeco Trust], a Delaware statutory trust, on behalf of its series [Safeco Fund] ("Acquired Fund") (the "Agreement"). Pursuant to the Agreement, Acquiring Fund will acquire all of the assets of Acquired Fund in exchange solely for (i) the assumption by Acquiring Fund of the Assumed Liabilities of Acquired Fund and (ii) the issuance of Investor Class shares of beneficial interest of Acquiring Fund (the "Acquiring Fund Shares") to Acquired Fund, followed by the distribution by Acquired Fund, in liquidation of Acquired Fund, of the Acquiring Fund Shares to the shareholders of Acquired Fund and the termination of Acquired Fund (the foregoing together constituting the "transaction").

     The undersigned officer of Acquiring Trust, after consulting with its counsel, auditors and tax advisers regarding the meaning of and factual support for the following representations on behalf of Acquiring Fund, hereby certifies and represents that the following statements are true, complete and correct and will be true, complete and correct on the date of the transaction and thereafter as relevant. Unless otherwise indicated, all capitalized terms used but not defined herein shall have the meanings ascribed to them in the Agreement.

     1. Acquiring Fund is a series of Acquiring Trust, a [statutory] [business] trust organized under the laws of the [State of Delaware] [Commonwealth of Massachusetts], and Acquiring Fund is, and has been at all times, treated as a separate corporation for federal tax purposes.

     2. Neither Acquiring Fund nor any person "related" to Acquiring Fund (as defined in Treasury Regulation Section 1.368-1(e)(3)), nor any partnership of which Acquiring Fund or any such related person is a partner, has any plan or intention to redeem or otherwise acquire any of the Acquiring Fund Shares received by shareholders of Acquired Fund in the transaction except in the ordinary course of Acquiring Fund's business in connection with its legal obligation under Section 22(e) of the Investment Company Act of 1940, as amended (the "1940 Act"), as a series of a registered open-end investment company to redeem its own shares.

     3. After the transaction, Acquiring Fund will continue the historic business (as defined in Treasury Regulation Section 1.368-1(d)(2)) of Acquired Fund or will use a significant portion of the historic business assets (as defined in Treasury Regulation Section 1.368-1(d)(3)) acquired from Acquired Fund in a business.

     4. Acquiring Fund has no plan or intention to sell or otherwise dispose of any assets of Acquired Fund acquired in the transaction, except for dispositions made in the ordinary course of its business or to maintain its qualification as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code").

     5. Any expenses of Acquired Fund incurred in connection with the transaction which are paid or assumed by Acquiring Fund will be expenses of Acquired Fund solely and directly related to the transaction in accordance with Rev. Rul. 73-54, 1973-1 C.B. 187. Acquiring Fund will not pay or assume the expenses, if any, incurred by any Acquired Fund Shareholders in connection with the transaction.

  6. There is no, and never has been any, indebtedness between Acquiring Fund and Acquired Fund.

     7. Acquiring Fund has properly elected to be a regulated investment company under Subchapter M of the Code, has qualified for the special tax treatment afforded regulated investment companies under the Code for each taxable year since inception and qualifies for such treatment as of the time of the Closing.

  8. Acquiring Fund meets the requirements of an "investment company" in
  Section 368(a)(2)(F) of the Code.

     9. Acquiring Fund is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

  10. Acquiring Fund does not now own and has never owned, directly or indirectly, any shares of Acquired Fund.

     11. As of the date of the transaction, the fair market value of the Acquiring Fund Shares issued to Acquired Fund will be approximately equal to the fair market value of the Acquired Assets minus the Assumed Liabilities. Acquiring Fund will not furnish any consideration in connection with the acquisition of the Acquired Assets other than the assumption of the Assumed Liabilities and the issuance of such Acquiring Fund Shares.

     12. Acquired Fund Shareholders [will/will not] be in control (within the meaning of Sections 368(a)(2)(H)(i) and 304(c)(1) of the Code) of Acquiring Fund after the transaction.

     13. The transaction is being undertaken for valid and substantial business purposes, including facilitating Acquired Fund's becoming a member of the Pioneer family of mutual funds, which, in the long term, is intended to result in lower expenses and increased assets.

     14. No Acquired Fund shareholder is acting as agent for Acquiring Fund in connection with the transaction or approval thereof. Acquiring Fund will not reimburse any Acquired Fund shareholder for Acquired Fund Shares such shareholder may have purchased or for other obligations such shareholder may have incurred.

     15. Acquiring Fund has no outstanding warrants, options, convertible securities or any other type of right pursuant to which any person could acquire stock in Acquiring Fund.

                                   * * * * *

     The undersigned officer of Acquiring Trust is authorized to make all of the representations set forth herein, and the undersigned is authorized to execute this certificate on behalf of Acquiring Fund. The undersigned recognizes that Wilmer Cutler Pickering Hale and Dorr LLP will rely upon the foregoing representations in evaluating the United States federal income tax consequences of the transaction and rendering its opinion pursuant to Section
8.5 of the Agreement. If, prior to the date of the transaction, any of the representations set forth herein ceases to be accurate, the undersigned agrees to deliver immediately to Wilmer Cutler Pickering Hale and Dorr LLP a written notice to that effect.

                                       [PIONEER TRUST] on behalf of [Pioneer
                                       Fund]

                                       By:
                                          --------------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------

Dated: ______________, 2004

Annex B

                       TAX REPRESENTATION CERTIFICATE OF

                                [SAFECO TRUST]
                          ON BEHALF OF [SAFECO FUND]

     This certificate is being delivered in connection with the transactions to be effected pursuant to the Agreement and Plan of Reorganization made as of , 2004 between [Pioneer Trust], a [Delaware statutory] [Massachusetts business] trust, on behalf of its series [Pioneer Fund] ("Acquiring Fund"), and [Safeco Trust], a Delaware statutory trust ("Safeco Trust"), on behalf of its series [Safeco Fund] ("Acquired Fund") (the "Agreement"). Pursuant to the Agreement, Acquiring Fund will acquire all of the assets of Acquired Fund in exchange solely for (i) the assumption by Acquiring Fund of the Assumed Liabilities of Acquired Fund and (ii) the issuance of Investor Class shares of beneficial interest of Acquiring Fund (the "Acquiring Fund Shares") to Acquired Fund, followed by the distribution by Acquired Fund, in liquidation of Acquired Fund, of the Acquiring Fund Shares to the shareholders of Acquired Fund and the termination of Acquired Fund (the foregoing together constituting the "transaction").

     The undersigned officer of Safeco Trust, after consulting with its counsel, auditors and tax advisers regarding the meaning of and factual support for the following representations, on behalf of Acquired Fund, hereby certifies and represents that the following statements are true, complete and correct and will be true, complete and correct on the date of the transaction and thereafter as relevant. Unless otherwise indicated, all capitalized terms used but not defined herein shall have the meanings ascribed to them in the Agreement.

     1. Acquired Fund is a series of Safeco Trust, a statutory trust organized under the laws of the State of Delaware, and Acquired Fund is, and has been at all times, treated as a separate corporation for federal tax purposes.

     2. As of the date of the transaction, the fair market value of the Acquiring Fund Shares received by each shareholder that holds shares of Acquired Fund (the "Acquired Fund Shares") will be approximately equal to the fair market value of the Acquired Fund Shares with respect to which such Acquiring Fund Shares are received, and the aggregate consideration received by Acquired Fund shareholders in exchange for their Acquired Fund Shares will be approximately equal to the fair market value of all of the outstanding Acquired Fund Shares immediately prior to the transaction. No property other than Acquiring Fund Shares will be distributed to shareholders of Acquired Fund in exchange for their Acquired Fund Shares, nor will any such shareholder receive cash or other property as part of the transaction.

     3. Neither Acquired Fund nor any person "related" to Acquired Fund (as defined in Treasury Regulation Section 1.368-1(e)(3)), nor any partnership in which Acquired Fund or any such related person is a partner, has redeemed, acquired or otherwise made any distributions with respect to any shares of Acquired Fund as part of the transaction, or otherwise pursuant to a plan of which the transaction is a part, other than redemptions and distributions made in the ordinary course of Acquired Fund's business as a series of an open-end investment company. To the best knowledge of management of Acquired Fund, there is no plan or intention on the part of the shareholders of Acquired Fund to engage in any transaction with Acquired Fund, Acquiring Fund, or any person treated as related to Acquired Fund or Acquiring Fund under Treasury Regulation
Section 1.368-1(e)(3) or any partnership in which Acquired Fund, Acquiring Fund, or any person treated as related to Acquired Fund or Acquiring Fund under Treasury Regulation Section 1.368-1(e)(3) is a partner involving the sale, redemption or exchange of any of the Acquired Fund Shares or any of the Acquiring Fund Shares to be received in the transaction, as the case may be, other than in the ordinary course of Acquired Fund's business as a series of an open-end investment company.

     4. Pursuant to the transaction, Acquired Fund will transfer to Acquiring Fund, and Acquiring Fund will acquire, at least 90% of the fair market value of the net assets, and at least 70% of the fair market value of the gross assets, Acquired Fund held immediately before the transaction. For the purposes of the foregoing, any amounts Acquired Fund uses to pay its transaction expenses and to make redemptions and distributions immediately before the transaction (except (a) redemptions in the ordinary course of its business required by section 22(e) of the Investment Company Act and (b) regular, normal dividend distributions made to conform to its policy of distributing all or substantially all of its income and gains to avoid the obligation to pay federal income tax and/or the excise tax under Section 4982 of the Code) will be included as assets it held immediately before the transaction.

     5. As of the date of the transaction, the fair market value of the Acquiring Fund Shares issued to Acquired Fund will be approximately equal to the fair market value of the Acquired Assets minus the Assumed Liabilities. Acquired Fund will not receive any consideration from Acquiring Fund in connection with the acquisition of the Acquired Assets other than the assumption of the Assumed Liabilities and the issuance of such Acquiring Fund Shares.

     6. The Assumed Liabilities assumed by Acquiring Fund plus the Assumed Liabilities, if any, to which the transferred assets are subject were incurred by Acquired Fund in the ordinary course of its business. Acquired Fund is not aware of any liabilities of any kind other than the Assumed Liabilities.

     7. As of the Closing Date, the adjusted basis and fair market value of the Acquired Assets will equal or exceed the Assumed Liabilities for purposes of
Section 357(d) of the Code.

     8. Acquired Fund currently conducts its historic business within the meaning of Treasury Regulation Section 1.368-1(d)(2), which provides that, in general, a corporation's historic business is the business it has conducted most recently, but does not include a business that the corporation enters into as part of a plan of reorganization. All of the assets held by Acquired Fund as of the opening of business on August 2, 2004 (the date the Acquiring Fund Adviser became investment adviser to Acquired Fund) were Acquired Fund's historic business assets within the meaning of Treasury Regulation Section 1.368-1(d)(3) (which provides that a corporation's historic business assets are the assets used in its historic business).

     9. Acquired Fund will distribute to its shareholders the Acquiring Fund Shares it receives pursuant to the transaction, and its other properties, if any, and will be liquidated promptly thereafter.

     10. The expenses of Acquired Fund incurred by it in connection with the transaction will be only such expenses that are solely and directly related to the transaction in accordance with Rev. Rul. 73-54, 1973-1 C.B. 187. Acquired Fund will not pay any expenses incurred by its shareholders in connection with the transaction.

  11. There is no, and never has been any, indebtedness between Acquiring Fund and Acquired Fund.

     12. Acquired Fund has properly elected to be a regulated investment company under Subchapter M of the Code, has qualified for the special tax treatment afforded regulated investment companies under Subchapter M of the Code for each taxable year since inception, and qualifies for such treatment as of the time of the Closing.

  13. Acquired Fund meets the requirements of an "investment company" in
  Section 368(a)(2)(F) of the Code.

     14. Acquired Fund is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

  15. Acquired Fund does not pay compensation to any shareholder-employee.

  16. Acquired Fund shareholders will not have dissenters' or appraisal rights in the transaction.

     17. The transaction is being undertaken for valid and substantial business purposes, including facilitating Acquired Fund's becoming a member of the Pioneer family of material funds, which, in the long term, is intended to result in lower expenses and increased assets.

     18. Acquired Fund has no outstanding warrants, options, convertible securities or any other type of right pursuant to which any person could acquire stock in Acquired Fund.

                                   * * * * *

     The undersigned officer of Safeco Trust is authorized to make all of the representations set forth herein, and the undersigned is authorized to execute this certificate on behalf of Acquired Fund. The undersigned recognizes that Wilmer Cutler Pickering Hale and Dorr LLP will rely upon the foregoing representations in evaluating the United States federal income tax consequences of the transaction and rendering its opinion pursuant to Section 8.5 of the Agreement. If, prior to the date of the transaction, any of the representations set forth herein ceases to be accurate, the undersigned agrees to deliver immediately to Wilmer Cutler Pickering Hale and Dorr LLP a written notice to that effect.

                                       SAFECO TRUST, on behalf of SAFECO FUND

                                       By:
                                          --------------------------------------
                                         Name:
                                               ---------------------------------
                                         Title:
                                               ---------------------------------

Exhibit A-2 -- Form of Agreement and Plan of Reorganization (F Reorganizations)


                     AGREEMENT AND PLAN OF REORGANIZATION

     THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made this
day of      , 2004, by and between [Pioneer Trust], a [Delaware
statutory][Massachusetts business] trust (the "Acquiring Trust"), on behalf of its series [name of Pioneer Fund] (the "Acquiring Fund"), with its principal place of business at 60 State Street, Boston, Massachusetts 02109, and [Safeco Trust], a Delaware statutory trust (the "Safeco Trust"), on behalf of its series [name of Safeco Fund] (the "Acquired Fund"), with its principal place of business at 5069 154th Place N.E., Redmond, Washington 98052. The Acquiring Fund and the Acquired Fund are sometimes referred to collectively herein as the "Funds" and individually as a "Fund."

     This Agreement is intended to be and is adopted as a plan of a "reorganization" as defined in Section 368(a)(1)(F) of the United States Internal Revenue Code of 1986, as amended (the "Code") and the Treasury Regulations thereunder. The reorganization (the "Reorganization") will consist of (1) the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for (A) the issuance of Investor Class shares of beneficial interest of the Acquiring Fund (collectively, the "Acquiring Fund Shares" and each, an "Acquiring Fund Share") to the Acquired Fund, and (B) the assumption by the Acquiring Fund of the liabilities of the Acquired Fund (collectively, the "Assumed Liabilities"), and (2) the distribution by the Acquired Fund, on or promptly after the closing date of the Reorganization (the "Closing Date") as provided herein, of the Acquiring Fund Shares to the shareholders of the Acquired Fund in liquidation and dissolution of the Acquired Fund, all upon the terms and conditions hereinafter set forth in this Agreement.

     WHEREAS, the Acquiring Trust and the Safeco Trust are each registered investment companies classified as management companies of the open-end type.

     WHEREAS, the Acquiring Fund is authorized to issue shares of beneficial interest.

     WHEREAS, the Board of Trustees of the Safeco Trust has determined that the Reorganization is in the best interests of the Acquired Fund shareholders and is not dilutive of the interests of those shareholders.

     NOW, THEREFORE, in consideration of the premises of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

  1. TRANSFER OF ASSETS OF THE ACQUIRED FUND IN EXCHANGE FOR THE ACQUIRING FUND SHARES AND ASSUMPTION OF THE ASSUMED LIABILITIES; LIQUIDATION AND TERMINATION OF THE ACQUIRED FUND.

     1.1 Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund will transfer all of its assets as set forth in Paragraph 1.2 (the "Acquired Assets") to the Acquiring Fund free and clear of all liens and encumbrances (other than those arising under the Securities Act of 1933, as amended (the "Securities Act"), liens for taxes not yet due and contractual restrictions on the transfer of the Acquired Assets) and the Acquiring Fund agrees in exchange therefor: (i) to issue to the Acquired Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, with an aggregate net asset value ("NAV") equal to the NAV of the Acquired Fund, as determined in the manner set forth in Paragraphs 2.1 and 2.2; and (ii) to assume the Assumed Liabilities. Such transactions shall take place at the Closing (as defined in Paragraph 3.1 below).

     1.2 (a) The Acquired Assets shall consist of all of the Acquired Fund's property, including, without limitation, all portfolio securities and instruments, dividends and interest receivables, cash, goodwill, contractual rights of the Acquired Fund or the Safeco Trust in respect of the Acquired Fund, all other intangible property owned by the Acquired Fund, originals or copies of all books and records of the Acquired Fund, and all other assets of the Acquired Fund on the Closing Date. The Acquiring Fund shall also be entitled to receive (or, to the extent agreed upon between the Safeco Trust and the Acquiring Trust, be provided access to) copies of all records that the Safeco Trust is required to maintain under the Investment Company Act of 1940, as amended (the "Investment Company Act"), and the rules of the Securities and Exchange Commission (the "Commission") thereunder to the extent such records pertain to the Acquired Fund.

     (b) The Acquired Fund has provided the Acquiring Fund with a list of all of the Acquired Fund's securities and other assets as of the date of execution of this Agreement, and the Acquiring Fund has provided the Acquired Fund with a copy of the current fundamental investment policies and restrictions and fair value procedures applicable to the Acquiring Fund. The Acquired Fund reserves the right to sell any of such securities or other assets before the Closing Date (except to the extent sales may be limited by representations of the Acquired Fund contained herein and made in connection with the issuance of the tax opinion provided for in Paragraph 8.5 hereof).

     1.3 The Acquired Fund will endeavor to discharge all of its known liabilities and obligations that are or will become due prior to the Closing.

     1.4 On or as soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), the Safeco Trust shall liquidate the Acquired Fund and distribute pro rata to its shareholders of record, determined as of the close of regular trading on the New York Stock Exchange on the Closing Date (the "Acquired Fund Shareholders"), the Acquiring Fund Shares received by the Acquired Fund pursuant to Paragraph 1.1 hereof. Each Acquired Fund Shareholder shall receive the number of Acquiring Fund Shares that have an aggregate NAV equal to the aggregate NAV of the shares of beneficial interest of the Acquired Fund ("Acquired Fund Shares") held of record by such Acquired Fund Shareholder on the Closing Date. Such liquidation and distribution will be accomplished by the Safeco Trust instructing the Acquiring Trust to transfer the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund established and maintained by the Acquiring Fund's transfer agent in the names of the Acquired Fund Shareholders and representing the respective pro rata number of the Acquiring Fund Shares due the Acquired Fund Shareholders. The Safeco Trust shall promptly provide the Acquiring Trust with evidence of such liquidation and distribution. All issued and outstanding Acquired Fund Shares will simultaneously be cancelled on the books of the Acquired Fund, and the Acquired Fund will be dissolved. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange.

     1.5 Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent for its Investor Class shares. Any certificates representing ownership of Acquired Fund Shares that remain outstanding on the Closing Date shall be deemed to be cancelled and shall no longer evidence ownership of Acquired Fund Shares.

     1.6 Any transfer taxes payable upon issuance of Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund Shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

     1.7 Any reporting responsibility of the Safeco Trust with respect to the Acquired Fund for taxable periods ending on or before the Closing Date, including, but not limited to, the responsibility for filing of regulatory reports, Tax Returns (as defined in Paragraph 4.1), or other documents with the Commission, any state securities commissions, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Safeco Trust.

  2. VALUATION

     2.1 The NAV of the Acquiring Fund Shares and the NAV of the Acquired Fund shall, in each case, be determined as of the close of business (4:00 p.m., Boston time) on the Closing Date (the "Valuation Time"). The NAV of each Acquiring Fund Share shall be equal to the NAV of the Institutional Class shares of the Acquired Fund as of the Valuation Time. The NAV of the Acquired Fund and of each Institutional Class share thereof shall be computed by Safeco Asset Management, Inc. (the "Acquired Fund Administrator") by calculating the value of the Acquired Assets and by subtracting therefrom the amount of the liabilities of the Acquired Fund on the Closing Date included on the Statement of Assets and Liabilities of the Acquired Fund delivered pursuant to Paragraph
5.7 (the "Statement of Assets and Liabilities"), said assets and liabilities to be valued in the manner set forth in the Acquired Fund's then current prospectus and statement of additional information. Pioneer Investment Management, Inc. (the "Acquiring Fund Adviser") shall confirm to the Acquiring Fund the NAV of the Acquired Fund.

     2.2 The number of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Assets and the assumption of the Assumed Liabilities shall be determined by Pioneer Investment Management, Inc. (the "Acquiring Fund Adviser") by dividing the NAV of the Acquired Fund, as determined in accordance with Paragraph 2.1, by the NAV of each Acquiring Fund Share, as determined in accordance with Paragraph 2.1.

     2.3 The Acquired Fund shall cause the Acquired Fund Administrator to deliver a copy of its valuation report to the Acquiring Fund at Closing. All computations of value shall be made by the Acquired Fund Administrator in accordance with its regular practice as pricing agent for the Acquired Fund.

  3. CLOSING AND CLOSING DATE

     3.1 The Closing Date shall be December 10, 2004, or such later date as the parties may agree to in writing. All acts necessary to consummation the Reorganization (the "Closing") shall be deemed to take place simultaneously as of 5:00 p.m. (Eastern time) on the Closing Date unless otherwise provided. The Closing shall be held at the offices of Wilmer Cutler Pickering Hale and Dorr LLP, 60 State Street, Boston, Massachusetts, or at such other place as the parties may agree.

     3.2 Portfolio securities that are held other than in book-entry form in the name of State Street Bank and Trust Company (the "Acquired Fund Custodian") as record holder for the Acquired Fund shall be presented by the Acquired Fund to Brown Brothers Harriman & Co. (the "Acquiring Fund Custodian") for examination no later than three business days preceding the Closing Date. Such portfolio securities shall be delivered by the Acquired Fund to the Acquiring Fund Custodian for the account of the Acquiring Fund on the Closing Date, duly endorsed in proper form for transfer, in such condition as to constitute good delivery thereof in accordance with the custom of brokers, and shall be accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. Portfolio securities held of record by the Acquired Fund Custodian in book-entry form on behalf of the Acquired Fund shall be delivered by the Acquired Fund Custodian through the Depository Trust Company to the Acquiring Fund Custodian and by the Acquiring Fund Custodian recording the beneficial ownership thereof by the Acquiring Fund on the Acquiring Fund Custodian's records. Any cash shall be delivered by the Acquired Fund Custodian transmitting immediately available funds by wire transfer to the Acquiring Fund Custodian the cash balances maintained by the Acquired Fund Custodian and the Acquiring Fund Custodian crediting such amount to the account of the Acquiring Fund.

     3.3 The Acquiring Fund Custodian shall deliver within one business day after the Closing a certificate of an authorized officer stating that: (a) the Acquired Assets have been delivered in proper form to the Acquiring Fund on the Closing Date, and (b) all necessary transfer taxes including all applicable federal and state stock transfer stamps, if any, have been paid, or provision for payment has been made in conjunction with the delivery of portfolio securities as part of the Acquired Assets.

     3.4 If on the Closing Date (a) the New York Stock Exchange is closed to trading or trading thereon shall be restricted or (b) trading or the reporting of trading on such exchange or elsewhere is disrupted so that accurate appraisal of the NAV of the Acquired Fund pursuant to Paragraph 2.1 is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

     3.5 The Acquired Fund shall deliver at the Closing a list of the names, addresses, federal taxpayer identification numbers and backup withholding and nonresident alien withholding status and certificates of the Acquired Fund Shareholders and the number and percentage ownership of outstanding Acquired Fund Shares owned by each Acquired Fund Shareholder as of the Valuation Time, certified by the President or a Secretary of the Safeco Trust and its Treasurer, Secretary or other authorized officer (the "Shareholder List") as being an accurate record of the information (a) provided by the Acquired Fund Shareholders, (b) provided by the Acquired Fund Custodian, or (c) derived from the Safeco Trust's records by such officers or one of the Safeco Trust's service providers. The Acquiring Fund shall issue and deliver to the Acquired Fund a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date, or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request.

  4. REPRESENTATIONS AND WARRANTIES

     4.1 Except as set forth on Schedule 4.1 hereto, the Safeco Trust, on behalf of the Acquired Fund, represents, warrants and covenants to the Acquiring Fund, which representations, warranties and covenants will be true and correct on the date hereof and on the Closing Date as though made on and as of the Closing Date, as follows:

     (a) The Acquired Fund is a series of the Safeco Trust. The Safeco Trust is a statutory trust validly existing and in good standing under the laws of the State of Delaware and has the power to own all of its properties and assets and, subject to approval by the Acquired Fund's shareholders, to perform its obligations under this Agreement. The Acquired Fund is not required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would subject it to any material liability or disability. Each of the Safeco Trust and the Acquired Fund has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted;

     (b) The Safeco Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the Investment Company Act is in full force and effect;

     (c) The Safeco Trust is not in violation of, and the execution and delivery of this Agreement and the performance of its obligations under this Agreement in respect of the Acquired Fund will not result in a violation of, any provision of the Safeco Trust's Trust Instrument or By-Laws or any material agreement, indenture, instrument, contract, lease or other undertaking with respect to the Acquired Fund to which the Safeco Trust is a party or by which the Acquired Fund or any of its assets are bound;

     (d) No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to its knowledge threatened against the Acquired Fund or any of the Acquired Fund's properties or assets. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings. Neither the Safeco Trust nor the Acquired Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially adversely affects the Acquired Fund's business or its ability to consummate the transactions contemplated herein or would be binding upon the Acquiring Fund as the successor to the Acquired Fund;

     (e) The Acquired Fund has no material contracts or other commitments (other than this Agreement or agreements for the purchase and sale of securities entered into in the ordinary course of business and consistent with its obligations under this Agreement) which will not be terminated at or prior to the Closing Date and no such termination will result in liability to the Acquired Fund (or the Acquiring Fund);

     (f) The statement of assets and liabilities of the Acquired Fund, and the related statements of income and changes in NAV, as of and for the fiscal year ended December 31, 2003 have been audited by Ernst & Young LLP, independent registered public accounting firm, and are in accordance with generally accepted accounting principles ("GAAP") consistently applied and fairly reflect, in all material respects, the financial condition of the Acquired Fund as of such date and the results of its operations for the period then ended, and all known liabilities, whether actual or contingent, of the Acquired Fund as of the date thereof are disclosed therein. The Statement of Assets and Liabilities will be in accordance with GAAP consistently applied and will fairly reflect, in all material respects, the financial condition of the Acquired Fund as of such date and the results of its operations for the period then ended. Except for the Assumed Liabilities, the Acquired Fund will not have any known or contingent liabilities on the Closing Date. No significant deficiency, material weakness, fraud, significant change or other factor that could significantly affect the internal controls of the Acquired Fund has been disclosed or is required to be disclosed in the Acquired Fund's reports on Form N-CSR to enable the chief executive officer and chief financial officer or other officers of the Acquired Fund to make the certifications required by the Sarbanes-Oxley Act, and no deficiency, weakness, fraud, change, event or other factor exists that will be required to be disclosed in the Acquiring Fund's Form N-CSR after the Closing Date;

     (g) Since December 31, 2003, except as specifically disclosed in the Acquired Fund's prospectus, its statement of additional information as in effect on the date of this Agreement, or its semi-annual report for the period ended June 30, 2004, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities, business or prospects, or any incurrence by the Acquired Fund of indebtedness, except for normal contractual obligations incurred in the ordinary course of business or in connection with the settlement of purchases and sales of portfolio securities. For the purposes of this subparagraph (g) (but not for any other purpose of this Agreement), a decline in NAV per Acquired Fund Share arising out of its normal investment operations or a decline in market values of securities in the Acquired Fund's portfolio or a decline in net assets of the Acquired Fund as a result of redemptions shall not constitute a material adverse change;

     (h) (A) For each taxable year of its operation since its inception, the Acquired Fund has met, and for the current taxable year it will meet, the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and will qualify as such as of the Closing Date and will satisfy the diversification requirements of Section 851(b)(3) of the Code without regard to the last sentence of Section 851(d) of the Code. The Acquired Fund has not taken any action, caused any action to be taken or caused any action to fail to be taken which action or failure could cause the Acquired Fund to fail to qualify as a regulated investment company under the Code;

        (B) Within the times and in the manner prescribed by law, the Acquired Fund has properly filed on a timely basis all Tax Returns (as defined below) that it was required to file, and all such Tax Returns were complete and accurate in all respects. The Acquired Fund has not been informed by any jurisdiction that the jurisdiction believes that the Acquired Fund was required to file any Tax Return that was not filed; and the Acquired Fund does not know of any basis upon which a jurisdiction could assert such a position;

        (C) The Acquired Fund has timely paid, in the manner prescribed by law, all Taxes (as defined below), which were due and payable or which were claimed to be due;

        (D) All Tax Returns filed by the Acquired Fund constitute complete and accurate reports of the respective Tax liabilities and all attributes of the Acquired Fund or, in the case of information returns and payee statements, the amounts required to be reported, and accurately set forth all items required to be included or reflected in such returns;

        (E) The Acquired Fund has not waived or extended any applicable statute of limitations relating to the assessment or collection of Taxes;

        (F) The Acquired Fund has not been notified that any examinations of the Tax Returns of the Acquired Fund are currently in progress or threatened, and no deficiencies have been asserted or assessed against the Acquired Fund as a result of any audit by the Internal Revenue Service or any state, local or foreign taxing authority, and, to its knowledge, no such deficiency has been proposed or threatened;

        (G) The Acquired Fund has no actual or potential liability for any Tax obligation of any taxpayer other than itself. The Acquired Fund is not and has never been a member of a group of corporations with which it has filed (or been required to file) consolidated, combined or unitary Tax Returns. The Acquired Fund is not a party to any Tax allocation, sharing, or indemnification agreement;

        (H) The unpaid Taxes of the Acquired Fund for tax periods through the Closing Date do not exceed the accruals and reserves for Taxes (excluding accruals and reserves for deferred Taxes established to reflect timing differences between book and Tax income) set forth on the Statement of Assets and Liabilities, rather than in any notes thereto (the "Tax Reserves"). All Taxes that the Acquired Fund is or was required by law to withhold or collect have been duly withheld or collected and, to the extent required, have been timely paid to the proper governmental agency;

        (I) The Acquired Fund has delivered to the Acquiring Fund or made available to the Acquiring Fund complete and accurate copies of all Tax Returns of the Acquired Fund, together with all related examination reports and statements of deficiency for all periods not closed under the applicable statutes of limitations and complete and correct copies of all private letter rulings, revenue agent reports, information document requests, notices of proposed deficiencies, deficiency notices, protests, petitions, closing agreements, settlement agreements, pending ruling requests and any similar documents submitted by, received by or agreed to by or on behalf of the Acquired Fund. The Acquired Fund has disclosed on its federal income Tax Returns all positions taken therein that could give rise to a substantial understatement of federal income Tax within the meaning of Section 6662 of the Code;

        (J) The Acquired Fund has not undergone, has not agreed to undergo, and is not required to undergo (nor will it be required as a result of the transactions contemplated in this Agreement to undergo) a change in its method of accounting resulting in an adjustment to its taxable income pursuant to Section 481 of the Code. The Acquired Fund will not be required to include any item of income in, or exclude any item of deduction from, taxable income for any taxable period (or portion thereof) ending after the Closing Date as a result of any (i) change in method of accounting for a taxable period ending on or prior to the Closing Date under Section 481(c) of the Code (or any corresponding or similar provision of state, local or foreign income Tax law); (ii) "closing agreement" as described in Section 7121 of the Code (or any corresponding or similar provision of state, local or foreign income Tax law) executed on or prior to the Closing Date; (iii) installment sale or open transaction disposition made on or prior to the Closing Date; or (iv) prepaid amount received on or prior to the Closing Date;

        (K) The Acquired Fund has not taken or agreed to take any action, and is not aware of any agreement, plan or other circumstance, that is inconsistent with the representations set forth in Annex B;

        (L) There are (and as of immediately following the Closing there will be) no liens on the assets of the Acquired Fund relating to or attributable to Taxes, except for Taxes not yet due and payable;

        (M) The Tax bases of the assets of the Acquired Fund are accurately reflected on the Acquired Fund's Tax books and records;

        (N) The Acquired Fund has not incurred (or been allocated) an "overall foreign loss" as defined in Section 904(f)(2) of the Code which has not been previously recaptured in full as provided in Sections 904(f)(2) and/or 904(f)(3) of the Code;

        (O) The Acquired Fund is not a party to a gain recognition agreement under Section 367 of the Code;

        (P) The Acquired Fund does not own any interest in an entity that is characterized as a partnership for income tax purposes;

        (Q) The Acquired Fund's Tax attributes are not limited under the Code (including but not limited to any capital loss carry forward limitations under Sections 382 or 383 of the Code and the Treasury Regulations thereunder) or comparable provisions of state law, except as set forth on
     Schedule 4.1; and

        (R) For purposes of this Agreement, "Taxes" or "Tax" shall mean all taxes, charges, fees, levies or other similar assessments or liabilities, including without limitation income, gross receipts, ad valorem, premium, value-added, excise, real property, personal property, sales, use, transfer, withholding, employment, unemployment, insurance, social security, business license, business organization, environmental, workers compensation, payroll, profits, license, lease, service, service use, severance, stamp, occupation, windfall profits, customs, duties, franchise and other taxes imposed by the United States of America or any state, local or foreign government, or any agency thereof, or other political subdivision of the United States or any such government, and any interest, fines, penalties, assessments or additions to tax resulting from, attributable to or incurred in connection with any tax or any contest or dispute thereof; and "Tax Returns" shall mean all reports, returns, declarations, statements or other information required to be supplied to a governmental or regulatory authority or agency, or to any other person, in connection with Taxes and any associated schedules or work papers produced in connection with such items;

     (i) All issued and outstanding Acquired Fund Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable by the Acquired Fund. All of the issued and outstanding Acquired Fund Shares will, at the time of Closing, be held of record by the persons and in the amounts set forth in the Shareholder List submitted to the Acquiring Fund pursuant to Paragraph 3.5 hereof. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquired Fund Shares, nor is there outstanding any security convertible into any Acquired Fund Shares;

     (j) At the Closing Date, the Acquired Fund will have good and marketable title to the Acquired Assets, and full right, power and authority to sell, assign, transfer and deliver the Acquired Assets to the Acquiring Fund, and, upon delivery and payment for the Acquired Assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, except such restrictions as might arise under the Securities Act;

     (k) The Safeco Trust has the trust power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Safeco Trust's Board of Trustees, and, subject to the approval of the Acquired Fund's shareholders, assuming due authorization, execution and delivery by the Acquiring Fund, this Agreement will constitute a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

     (l) The information to be furnished by the Acquired Fund to the Acquiring Fund for use in applications for orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby and any information necessary to compute the total return of the Acquired Fund shall be accurate and complete and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

     (m) The information included in the proxy statement (the "Proxy Statement") forming part of the Acquiring Fund's Registration Statement on Form N-14 filed in connection with this Agreement (the "Registration Statement") that has been furnished in writing by the Acquired Fund to the Acquiring Fund for inclusion in the Registration Statement, on the effective date of that Registration Statement and on the Closing Date, will conform in all material respects to the applicable requirements of the Securities Act, the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the Investment Company Act and the rules and regulations of the Commission thereunder and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

     (n) Upon the effectiveness of the Registration Statement, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Safeco Trust or the Acquired Fund of the transactions contemplated by this Agreement;

     (o) All of the issued and outstanding Acquired Fund Shares have been offered for sale and sold in conformity with all applicable federal and state securities laws, except as may have been previously disclosed in writing to the Acquiring Fund;

     (p) The prospectus and statement of additional information of the Acquired Fund, and any amendments or supplements thereto, furnished to the Acquiring Fund, did not as of their dates or the dates of their distribution to the public contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which such statements were made, not misleading;

     (q) The Acquired Fund currently complies in all material respects with, and since its organization has complied in all material respects with, the requirements of, and the rules and regulations under, the Investment Company Act, the Securities Act, the Exchange Act, state "Blue Sky" laws and all other applicable federal and state laws or regulations. The Acquired Fund currently complies in all material respects with, and since its organization has complied in all material respects with, all investment objectives, policies, guidelines and restrictions and any compliance procedures established by the Safeco Trust with respect to the Acquired Fund. All advertising and sales material used by the Acquired Fund complies in all material respects with and has complied in all material respects with the applicable requirements of the Securities Act, the Investment Company Act, the rules and regulations of the Commission, and, to the extent applicable, the Conduct Rules of the National Association of Securities Dealers, Inc. (the "NASD") and any applicable state regulatory authority. All registration statements, prospectuses, reports, proxy materials or other filings required to be made or filed with the Commission, the NASD or any state securities authorities by the Acquired Fund have been duly filed and have been approved or declared effective, if such approval or declaration of effectiveness is required by law. Such registration statements, prospectuses, reports, proxy materials and other filings under the Securities Act, the Exchange Act and the Investment Company Act

  (i) are or were in compliance in all material respects with the requirements of all applicable statutes and the rules and regulations thereunder and (ii) do not or did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not false or misleading;

     (r) The Acquired Fund has previously provided to the Acquiring Fund (and at the Closing will provide an update through the Closing Date of such information) data which supports a calculation of the Acquired Fund's total return for all periods since the organization of the Acquired Fund. Such data has been prepared in accordance in all material respects with the requirements of the Investment Company Act and the regulations thereunder and the rules of the NASD;

     (s) Neither the Acquired Fund nor, to the knowledge of the Acquired Fund, any "affiliated person" of the Acquired Fund has been convicted of any felony or misdemeanor, described in Section 9(a)(1) of the Investment Company Act, nor, to the knowledge of the Acquired Fund, has any affiliated person of the Acquired Fund been the subject, or presently is the subject, of any proceeding or investigation with respect to any disqualification that would be a basis for denial, suspension or revocation of registration as an investment adviser under Section 203(e) of the Investment Advisers Act of 1940, as amended (the "Investment Advisers Act"), or Rule 206(4)-4(b) thereunder or of a broker-dealer under Section 15 of the Exchange Act, or for disqualification as an investment adviser, employee, officer or director of an investment company under Section 9 of the Investment Company Act; and

     (t) The tax representation certificate to be delivered by Safeco Trust on behalf of the Acquired Fund to the Acquiring Trust and Wilmer Cutler Pickering Hale and Dorr LLP at the Closing pursuant to Paragraph 7.4 (the "Acquired Fund Tax Representation Certificate") will not on the Closing Date contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading.

     4.2 Except as set forth on Schedule 4.2 hereto, the Acquiring Trust, on behalf of the Acquiring Fund, represents, warrants and covenants to the Acquired Fund, which representations, warranties and covenants will be true and correct on the date hereof and on the Closing Date as though made on and as of the Closing Date, as follows:

     (a) The Acquiring Fund is a series of the Acquiring Trust. The Acquiring Fund has not commenced operations and will not do so until the Closing. The Acquiring Trust is a [statutory][business] trust duly organized, validly existing and in good standing under the laws of the [State of Delaware][Commonwealth of Massachusetts]. The Acquiring Trust has the power to own all of its properties and assets and to perform the obligations under this Agreement. The Acquiring Fund is not required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would subject it to any material liability or disability. Each of the Acquiring Trust and the Acquiring Fund has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted;

     (b) The Acquiring Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the Investment Company Act is in full force and effect;

     (c) The Acquiring Fund's registration statement on Form N-1A that will be in effect on the Closing Date, and the prospectus and statement of additional information of the Acquiring Fund included therein, will conform in all material respects with the applicable requirements of the Securities Act and the Investment Company Act and the rules and regulations of the Commission thereunder, and did not as of the effective date thereof and will not as of the Closing Date contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading;

     (d) The Registration Statement, the Proxy Statement and statement of additional information with respect to the Acquiring Fund, each dated [ ], 2004, and any amendments or supplements thereto in effect on or prior to the Closing Date included in the Registration Statement (other than written information furnished by the Acquired Fund for inclusion therein, as covered by the Acquired Fund's warranty in Paragraph 4.1(m) hereof) will conform in all material respects to the applicable requirements of the Securities Act and the Investment Company Act and the rules and regulations of the Commission thereunder. Neither the Registration Statement nor the Proxy Statement (other than written information furnished by the Acquired Fund for inclusion therein, as covered by the Acquired Fund's warranty in Paragraph 4.1(m) hereof) includes or will include any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

     (e) The Acquiring Trust is not in violation of, and the execution and delivery of this Agreement and performance of its obligations under this Agreement will not result in a violation of, any provisions of the Declaration of Trust or by-laws of the Acquiring Trust or any material agreement, indenture, instrument, contract, lease or other undertaking with respect to the Acquiring Fund to which the Acquiring Trust is a party or by which the Acquiring Fund or any of its assets is bound;

     (f) No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or threatened against the Acquiring Fund or any of the Acquiring Fund's properties or assets. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings. Neither the Acquiring Trust nor the Acquiring Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially adversely affects the Acquiring Fund's business or its ability to consummate the transactions contemplated herein;

     (g) The Acquiring Fund has no actual or potential liability for any Tax obligation of any taxpayer other than itself. Acquiring Fund is not and has never been a member of a group of corporations with which it has filed (or been required to file) consolidated, combined or unitary Tax Returns. The Acquiring Fund is not a party to any Tax allocation, sharing, or indemnification agreement;

     (h) The Acquiring Fund has not taken or agreed to take any action, and is not aware of any agreement, plan or other circumstance, that is inconsistent with the representations set forth in Annex A;

     (i) The Acquiring Fund currently complies, and at all times since its organization has complied, in all material respects with the requirements of, and the rules and regulations under, the Investment Company Act, the Securities Act, the Exchange Act, state "Blue Sky" laws and all other applicable federal and state laws or regulations. The Acquiring Fund currently complies in all material respects with, and since its organization has complied in all material respects with, all investment objectives, policies, guidelines and restrictions and any compliance procedures established by the Acquiring Trust with respect to the Acquiring Fund. All advertising and sales material used by the Acquiring Fund complies in all material respects with and has complied in all material respects with the applicable requirements of the Securities Act, the Investment Company Act, the rules and regulations of the Commission, and, to the extent applicable, the Conduct Rules of the NASD and any applicable state regulatory authority. All registration statements, prospectuses, reports, proxy materials or other filings required to be made or filed with the Commission, the NASD or any state securities authorities by the Acquiring Fund have been duly filed and have been approved or declared effective, if such approval or declaration of effectiveness is required by law. Such registration statements, prospectuses, reports, proxy materials and other filings under the Securities Act, the Exchange Act and the Investment Company Act (i) are or were in compliance in all material respects with the requirements of all applicable statutes and the rules and regulations thereunder and (ii) do not or did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not false or misleading;

     (j) The authorized capital of the Acquiring Fund consists of an unlimited number of shares of beneficial interest, no par value per share. As of the Closing Date, the Acquiring Fund will be authorized to issue an unlimited number of shares of beneficial interest, no par value per share. The Acquiring Fund Shares to be issued and delivered to the Acquired Fund for the account of the Acquired Fund Shareholders pursuant to the terms of this Agreement will have been duly authorized on the Closing Date and, when so issued and delivered, will be duly and validly issued, fully paid and non-assessable. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund shares, nor is there outstanding any security convertible into any Acquiring Fund shares, nor will the Acquiring Fund have any issued or outstanding shares on or before the Closing Date other than those issued to the Acquiring Fund Adviser or one of its affiliates, which shares shall be redeemed, for an amount equal to the price paid therefor, at or before the Closing;

     (k) The Acquiring Trust has the trust power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Trust's Board of Trustees, and, assuming due authorization, execution and delivery by the Acquired Fund, this Agreement will constitute a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;


     (l) The information to be furnished in writing by the Acquiring Fund or the Acquiring Fund Adviser for use in applications for orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto or the requirements of any form for which its use is intended, and shall not contain any untrue statement of a material fact or omit to state a material fact necessary to make the information provided not misleading;

     (m) No consent, approval, authorization or order of or filing with any court or governmental authority is required for the execution of this Agreement or the consummation of the transactions contemplated by the Agreement by the Acquiring Fund, except for the registration of the Acquiring Fund Shares under the Securities Act and the Investment Company Act;

     (n) The prospectus and statement of additional information of the Acquiring Fund, and any amendments or supplements thereto, furnished to the Acquired Fund, did not as of their dates or the dates of their distribution to the public contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which such statements were made, not misleading;

     (o) Neither the Acquiring Fund nor, to the knowledge of the Acquiring Fund, any "affiliated person" of the Acquiring Fund has been convicted of any felony or misdemeanor, described in Section 9(a)(1) of the Investment Company Act, nor, to the knowledge of the Acquiring Fund, has any affiliated person of the Acquiring Fund been the subject, or presently is the subject, of any proceeding or investigation with respect to any disqualification that would be a basis for denial, suspension or revocation of registration as an investment adviser under Section 203(e) of the Investment Advisers Act or Rule 206(4)-4(b) thereunder or of a broker-dealer under Section 15 of the Exchange Act, or for disqualification as an investment adviser, employee, officer or director of an investment company under Section 9 of the Investment Company Act; and

     (p) The tax representation certificate to be delivered by the Acquiring Trust on behalf of the Acquiring Fund to the Safeco Trust and Wilmer Cutler Pickering Hale and Dorr LLP at Closing pursuant to Section 6.3 (the "Acquiring Fund Tax Representation Certificate") will not on the Closing Date contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading.

  5. COVENANTS OF THE FUNDS

     5.1 The Acquired Fund will operate the Acquired Fund's business in the ordinary course of business between the date hereof and the Closing Date. It is understood that such ordinary course of business will include the declaration and payment of customary dividends and other distributions and any other dividends and other distributions necessary or advisable (except to the extent dividends or other distributions that are not customary may be limited by representations made in connection with the issuance of the tax opinion described in Paragraph 8.5 hereof), in each case payable either in cash or in additional shares.

     5.2 The Safeco Trust will call a special meeting of the Acquired Fund's shareholders to consider approval of this Agreement and act upon the matters set forth in the Proxy Statement.

     5.3 The Acquiring Fund will prepare the notice of meeting, form of proxy and Proxy Statement (collectively, "Proxy Materials") to be used in connection with such meeting, and will promptly prepare and file with the Commission the Registration Statement. The Safeco Trust will provide the Acquiring Fund with information reasonably requested for the preparation of the Registration Statement in compliance with the Securities Act, the Exchange Act, and the Investment Company Act.

     5.4 The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired by the Acquired Fund for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

     5.5 The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requires concerning the beneficial ownership of the Acquired Fund Shares.

     5.6 Subject to the provisions of this Agreement, each Fund will take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate the transactions contemplated by this Agreement.

     5.7 The Acquired Fund shall furnish to the Acquiring Fund on the Closing Date a Statement of Assets and Liabilities of the Acquired Fund as of the Closing Date setting forth the NAV of the Acquired Fund as of the Valuation Time, which statement shall be prepared in accordance with GAAP consistently applied and certified by the Safeco Trust's Treasurer or Assistant Treasurer. As promptly as practicable, but in any case within 30 days after the Closing Date, the Safeco Trust shall furnish to the Acquiring Trust, in such form as is reasonably satisfactory to the Acquiring Trust, a statement of the earnings and profits of the Acquired Fund for federal income tax purposes, and of any capital loss carryovers and other items that will be carried over to the Acquiring Fund under the Code, and which statement will be certified by the Treasurer of the Safeco Trust.

     5.8 Neither Fund shall take any action that is inconsistent with the representations set forth in, with respect to the Acquired Fund, the Acquired Fund Tax Representation Certificate and, with respect to the Acquiring Fund, the Acquiring Fund Tax Representation Certificate.

     5.9 From and after the date of this Agreement and until the Closing Date, each of the Funds and the Safeco Trust and the Acquiring Trust shall use its commercially reasonable efforts to cause the Reorganization to qualify, and will not knowingly take any action, cause any action to be taken, fail to take any action or cause any action to fail to be taken, which action or failure to act could prevent the Reorganization from qualifying, as a reorganization under the provisions of Section 368(a) of the Code. The parties hereby adopt this Agreement as a "plan of reorganization" within the meaning of Sections 1.368-2(g) and 1.368-3(a) of the income tax regulations promulgated under the Code. Unless otherwise required pursuant to a "determination" within the meaning of Section 1313(a) of the Code, the parties hereto shall treat and report the transactions contemplated hereby as a reorganization within the meaning of Section 368(a)(1)(F) of the Code and shall not take any position inconsistent with such treatment.

     5.10 From and after the date of this Agreement and through the time of the Closing, each Fund shall use its commercially reasonable efforts to cause it to qualify, and will not knowingly take any action, cause any action to be taken, fail to take any action or cause any action to fail to be taken, which action or failure to act could prevent it from qualifying, as a regulated investment company under the provisions of Subchapter M of the Code.

     5.11 The Acquired Fund shall prepare, or cause to be prepared, all Tax Returns of the Acquired Fund for taxable periods that end on or before the Closing Date and shall timely file, or cause to be timely filed, all such Tax Returns. The Acquired Fund shall make any payments of Taxes required to be made by such Fund with respect to any such Tax Returns.

  6. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

     The obligations of the Acquired Fund to complete the transactions provided for herein shall be, at its election, subject to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions, unless waived by the Acquired Fund in writing:

     6.1 All representations and warranties by the Acquiring Trust on behalf of the Acquiring Fund contained in this Agreement shall be true and correct as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

     6.2 The Acquiring Trust shall have delivered to the Safeco Trust on the Closing Date a certificate of the Acquiring Trust on behalf of the Acquiring Fund executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Safeco Trust and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Trust made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, that each of the conditions to Closing in this Article 6 have been met, and as to such other matters as the Safeco Trust shall reasonably request;

     6.3 The Acquiring Trust on behalf of the Acquiring Fund shall have delivered to the Safeco Trust and Wilmer Cutler Pickering Hale and Dorr LLP an Acquiring Fund Tax Representation Certificate, satisfactory to the Safeco Trust and Wilmer Cutler Pickering Hale and Dorr LLP, substantially in the form attached to this Agreement as Annex A, concerning certain tax-related matters with respect to the Acquiring Fund;

     6.4 With respect to the Acquiring Fund, the Board of Trustees of the Acquiring Trust shall have determined that the Reorganization is in the best interests of the Acquiring Fund and, based upon such determination, shall have approved this Agreement and the transactions contemplated hereby; and

     6.5 The Safeco Trust shall have received at the Closing a favorable opinion as to the due authorization of this Agreement by the Acquiring Trust and related matters of Wilmer Cutler Pickering Hale and Dorr LLP, dated as of the Closing Date, in a form reasonably satisfactory to the Safeco Trust.

  7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

     The obligations of the Acquiring Fund to complete the transactions provided for herein shall be, at its election, subject to the performance by the Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions, unless waived by the Acquiring Fund in writing:

     7.1 All representations and warranties of the Safeco Trust on behalf of the Acquired Fund contained in this Agreement shall be true and correct as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

     7.2 The Safeco Trust shall have delivered to the Acquiring Fund the Statement of Assets and Liabilities of the Acquired Fund pursuant to Paragraph 5.7, together with a list of its portfolio securities showing the federal income tax bases and holding periods of such securities, as of the Closing Date, certified by the Safeco Trust's Treasurer or Assistant Treasurer;

     7.3 The Safeco Trust shall have delivered to the Acquiring Trust on the Closing Date a certificate of the Safeco Trust on behalf of the Acquired Fund executed in its name by its President or Vice President and a Treasurer or Assistant Treasurer, in form and substance reasonably satisfactory to the Acquiring Trust and dated as of the Closing Date, to the effect that the representations and warranties of the Safeco Trust contained in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, that each of the conditions to closing in this Article 7 have been met, and as to such other matters as the Acquiring Trust shall reasonably request;

     7.4 The Safeco Trust on behalf of the Acquired Fund shall have delivered to the Acquiring Trust and Wilmer Cutler Pickering Hale and Dorr LLP an Acquired Fund Tax Representation Certificate, satisfactory to the Acquiring Trust and Wilmer Cutler Pickering Hale and Dorr LLP, substantially in the form attached to this Agreement as Annex B, concerning certain tax-related matters with respect to the Acquired Fund;

     7.5 The Acquiring Trust shall have received at the Closing a favorable opinion as to the due authorization of this Agreement by the Safeco Trust and related matters of Kirkpatrick & Lockhart LLP, dated as of the Closing Date, in a form reasonably satisfactory to the Acquiring Trust; and

     7.6 With respect to the Acquired Fund, the Board of Trustees of the Safeco Trust shall have determined that the Reorganization is in the best interests of the Acquired Fund and, based upon such determination, shall have approved this Agreement and the transactions contemplated hereby.

  8. FURTHER CONDITIONS PRECEDENT

     If any of the conditions set forth below does not exist on or before the Closing Date with respect to either party hereto, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

     8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the Acquired Fund's shareholders in accordance with the provisions of the Safeco Trust's Trust Instrument and By-Laws, and certified copies of the resolutions evidencing such approval by the Acquired Fund's shareholders shall have been delivered by the Acquired Fund to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither party hereto may waive the conditions set forth in this Paragraph 8.1;

     8.2 On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

     8.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities) deemed necessary by either party hereto to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of either party hereto, provided that either party may waive any such conditions for itself;

     8.4 The Acquiring Trust's Registration Statement on Form N-14 shall have become effective under the Securities Act and no stop orders suspending the effectiveness of such Registration Statement shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the Securities Act; and

     8.5 The parties shall have received an opinion of Wilmer Cutler Pickering Hale and Dorr LLP, satisfactory to the Safeco Trust and the Acquiring Trust and subject to customary assumptions and qualifications, substantially to the effect that for federal income tax purposes the acquisition by the Acquiring Fund of the Acquired Assets solely in exchange for the issuance of Acquiring Fund Shares to the Acquired Fund and the assumption of the Assumed Liabilities by the Acquiring Fund, followed by the distribution by the Acquired Fund, in liquidation of the Acquired Fund, of Acquiring Fund Shares to the Acquired Fund Shareholders in exchange for their Acquired Fund Shares and the termination of the Acquired Fund, will constitute a "reorganization" within the meaning of
Section 368(a) of the Code

  9. BROKERAGE FEES AND EXPENSES

     9.1 Each party hereto represents and warrants to the other party hereto that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

     9.2 The parties have been informed by Symetra Financial Corporation and the Acquiring Fund Adviser -- and the parties have entered into this Agreement in reliance on such information -- that such non-parties will pay all expenses of the Funds associated with the Reorganization, including the expenses associated with the preparation, printing and mailing of any and all shareholder notices, communications, proxy statements, and necessary filings with the SEC or any other governmental authority in connection with the transactions contemplated by this Agreement and the legal and Trustees' fees and expenses incurred in connection with the Reorganization. Except for the foregoing, the Acquiring Fund and the Acquired Fund shall each bear its own expenses in connection with the transactions contemplated by this Agreement.

  10. ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

     10.1 The Acquiring Trust and the Safeco Trust each agree that neither party has made any representation, warranty or covenant not set forth herein or referred to in Paragraphs 4.1 or 4.2 hereof and that this Agreement constitutes the entire agreement between the parties.

     10.2 The representations and warranties contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder.

  11. TERMINATION

     11.1 This Agreement may be terminated by the mutual agreement of the Acquiring Trust and the Safeco Trust. In addition, either party may at its option terminate this Agreement at or prior to the Closing Date:

     (a) because of a material breach by the other of any representation, warranty, covenant or agreement contained herein to be performed at or prior to the Closing Date;

     (b) because of a condition herein expressed to be precedent to the obligations of the terminating party which has not been met and which reasonably appears will not or cannot be met;

     (c) by resolution of the Acquiring Trust's Board of Trustees if circumstances should develop that, in the good faith opinion of such Board, make proceeding with the Agreement not in the best interests of the Acquiring Fund's shareholders;

     (d) by resolution of the Safeco Trust's Board of Trustees if circumstances should develop that, in the good faith opinion of such Board, make proceeding with the Agreement not in the best interests of the Acquired Fund's shareholders; or

     (e) if the transactions contemplated by this Agreement shall not have occurred on or prior to December 31, 2004 or such other date as the parties may mutually agree upon in writing.

     11.2 In the event of any such termination, there shall be no liability for damages on the part of the Acquiring Fund, the Acquiring Trust, the Safeco Trust or the Acquired Fund, or the trustees or officers of the Safeco Trust, or the Acquiring Trust, but, subject to Paragraph 9.2, each party shall bear the expenses incurred by it incidental to the preparation and carrying out of this Agreement.

  12. AMENDMENTS

     This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Safeco Trust and the Acquiring Trust; provided, however, that following the meeting of the Acquired Fund's shareholders called by the Safeco Trust pursuant to Paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions regarding the method for determining the number of Acquiring Fund Shares to be received by the Acquired Fund Shareholders under this Agreement to their detriment without their further approval; provided that nothing contained in this Section 12 shall be construed to prohibit the parties from amending this Agreement to change the Closing Date.

  13. NOTICES

     Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the Acquired Fund, c/o Symetra Financial Corporation, 5069 154th Place, N.E., Seattle, Washington 98052, Attention: Roger F. Harbin, with copies to R. Darrell Mounts, Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue, N.W., Second Floor, Washington, DC 20036-1221, and to the Acquiring Fund, c/o Pioneer Investment Management, Inc., 60 State Street, Boston, Massachusetts 02109, Attention:
Dorothy E. Bourassa, Esq., with copies to Wilmer Cutler Pickering Hale and Dorr LLP, 60 State Street, Boston, Massachusetts 02109, Attention: David C. Phelan.

  14. HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT

     14.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

  14.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

     14.3 This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware, without giving effect to conflict of laws principles (other than Delaware Code Title 6 [sec] 2708); provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.

     14.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by either party without the prior written consent of the other party hereto. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, or other entity, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

     14.5 It is expressly agreed that the obligations of the Acquiring Trust and the Safeco Trust shall not be binding upon any of their respective trustees, shareholders, nominees, officers, agents or employees personally, but bind only to the property of the Acquiring Fund or the Acquired Fund, as the case may be, as provided in the trust instruments of the Acquiring Trust and the Instrument of Trust of the Safeco Trust, respectively. The execution and delivery of this Agreement have been authorized by the trustees of the Acquiring Trust and of the Safeco Trust and this Agreement has been executed by authorized officers of the Acquiring Trust and the Safeco Trust, acting as such, and neither such authorization by such trustees nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to imposed any liability on any of them personally, but shall bind only the property of the Acquiring Fund and the Acquired Fund, as the case may be, as provided in the trust instruments of the Acquiring Trust and the Instrument of Trust of the Safeco Trust, respectively.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as of the date first set forth above by its President or Vice President and attested by its Secretary or Assistant Secretary.

Attest:                                   [SAFECO TRUST]
                                          on behalf of
                                          [SAFECO FUND]

By:                                     By:
  -----------------------------------      -----------------------------------

Name:                                     Name:
Title: Secretary                          Title: President

Attest:                                   [PIONEER TRUST]
                                          on behalf of
                                          [PIONEER FUND]

By:                                       By:
  -----------------------------------        -----------------------------------

Name:                                     Name:
Title:                                    Title:

Annex A

                       TAX REPRESENTATION CERTIFICATE OF

                   [PIONEER TRUST ON BEHALF OF PIONEER FUND]

     This certificate is being delivered in connection with the transactions to be effected pursuant to the Agreement and Plan of Reorganization made as of ---------- , 2004 between [Pioneer Trust], a [Delaware statutory][Massachusetts business] trust (the "Acquiring Trust"), on behalf of its series [Pioneer Fund] ("Acquiring Fund"), and [Safeco Trust], a Delaware statutory trust, on behalf of its series [Safeco Fund] ("Acquired Fund") (the "Agreement"). Pursuant to the Agreement, Acquiring Fund will acquire all of the assets of Acquired Fund in exchange solely for (i) the assumption by Acquiring Fund of the Assumed Liabilities of Acquired Fund, and (ii) the issuance of Investor Class shares of beneficial interest of Acquiring Fund (the "Acquiring Fund Shares") to Acquired Fund, followed by the distribution by Acquired Fund, in liquidation of Acquired Fund, of the Acquiring Fund Shares to the shareholders of Acquired Fund and the termination of Acquired Fund (the foregoing together constituting the "transaction").

     The undersigned officer of Acquiring Trust, after consulting with its counsel, auditors and tax advisers regarding the meaning of and factual support for the following representations, on behalf of Acquiring Fund, hereby certifies and represents that the following statements are true, complete and correct and will be true, complete and correct on the date of the transaction and thereafter as relevant. Unless otherwise indicated, all capitalized terms used but not defined herein shall have the meanings ascribed to them in the Agreement.

     1. Acquiring Fund is a series of Acquiring Trust, a [statutory][business] trust established under the laws of the [State of Delaware][Commonwealth of Massachusetts], and Acquiring Fund will be treated after the Closing as a separate corporation for federal tax purposes. Acquiring Fund was newly organized solely for the purpose of effecting the transaction and continuing thereafter to operate as a regulated investment company. Prior to the transaction, Acquiring Fund did not and will not engage in any business activities. There shall be no shares of Acquiring Fund issued and outstanding prior to the Closing Date other than those issued to Pioneer Investment Management, Inc. or one of its affiliates in connection with the creation of Acquiring Fund, which shares shall be redeemed, for an amount equal to the price paid therefor, at or before the Closing.

     2. Neither Acquiring Fund nor any person "related" to Acquiring Fund (as defined in Treasury Regulation Section 1.368-1(e)(3)), nor any partnership of which Acquiring Fund or any such related person is a partner, has any plan or intention to redeem or otherwise acquire any of the Acquiring Fund Shares received by shareholders of Acquired Fund in the transaction except in the ordinary course of Acquiring Fund's business in connection with its legal obligation under Section 22(e) of the Investment Company Act of 1940, as amended (the "1940 Act"), as a series of a registered open-end investment company to redeem its own shares.

     3. After the transaction, Acquiring Fund will continue the historic business (as defined in Treasury Regulation Section 1.368-1(d)(2)) of Acquired Fund or will use a significant portion of the historic business assets (as defined in Treasury Regulation Section 1.368-1(d)(3)) of Acquired Fund in a business.

     4. Acquiring Fund has no plan or intention to sell or otherwise dispose of any assets of Acquired Fund acquired in the transaction, except for dispositions made in the ordinary course of its business or to maintain its qualification as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code").

     5. Any expenses of Acquired Fund incurred in connection with the transaction which are paid or assumed by Acquiring Fund will be expenses of Acquired Fund solely and directly related to the transaction in accordance with Rev. Rul. 73 54, 1973 1 C.B. 187. Acquiring Fund will not pay or assume the expenses, if any, incurred by any Acquired Fund Shareholders in connection with the transaction.

  6. There is no, and never has been any, indebtedness between Acquiring Fund and Acquired Fund.

     7. Acquiring Fund will qualify for the special tax treatment afforded regulated investment companies under Subchapter M of the Code for all taxable years ending after the date of the transaction.

  8. Acquiring Fund meets the requirements of an "investment company" in
  Section 368(a)(2)(F) of the Code.

     9. Acquiring Fund is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

  10. Acquiring Fund does not now own and has never owned, directly or indirectly, any shares of Acquired Fund.

     11. As of the date of the transaction, the fair market value of the Acquiring Fund Shares issued to Acquired Fund will be approximately equal to the fair market value of the Acquired Assets minus the Assumed Liabilities. Acquiring Fund will not furnish any consideration in connection with the acquisition of the Acquired Assets other than the assumption of the Assumed Liabilities and the issuance of such Acquiring Fund Shares.

     12. Immediately following the transaction, the Acquired Fund Shareholders will own all of the outstanding Acquiring Fund Shares and will own such shares solely by reason of their ownership of the Acquired Fund Shares immediately prior to the transaction. Acquiring Fund has no plan or intention to issue as part of the transaction any shares of Acquiring Fund other than the Acquiring Fund Shares issued in exchange for the Acquired Assets.

     13. The transaction is being undertaken for valid and substantial business purposes, including facilitating Acquired Fund's becoming a member of the Pioneer family of mutual funds, which, in the long term, is intended to result in lower expenses and increased assets.

     14. No Acquired Fund shareholder is acting as agent for Acquiring Fund in connection with the transaction or approval thereof. Acquiring Fund will not reimburse any Acquired Fund shareholder for Acquired Fund Shares such shareholder may have purchased or for other obligations such shareholder may have incurred.

     15. Acquiring Fund has no outstanding warrants, options, convertible securities or any other type of right pursuant to which any person could acquire stock in Acquiring Fund.

                                   * * * * *

     The undersigned officer of Acquiring Trust is authorized to make all of the representations set forth herein, and the undersigned is authorized to execute this certificate on behalf of Acquiring Fund. The undersigned recognizes that Wilmer Cutler Pickering Hale and Dorr LLP will rely upon the foregoing representations in evaluating the United States federal income tax consequences of the transaction and rendering its opinion pursuant to Section
8.5 of the Agreement. If, prior to the date of the transaction, any of the representations set forth herein ceases to be accurate, the undersigned agrees to deliver immediately to Wilmer Cutler Pickering Hale and Dorr LLP a written notice to that effect.

                                       [PIONEER TRUST], on
                                       behalf of [Pioneer Fund]

                                       By:
                                          --------------------------------------
                                         Name:
                                              ----------------------------------
                                         Title:
                                               ---------------------------------

Dated: ______________, 2004

Annex B

                       TAX REPRESENTATION CERTIFICATE OF

                                [SAFECO TRUST]
                          ON BEHALF OF [SAFECO FUND]

     This certificate is being delivered in connection with the transactions to be effected pursuant to the Agreement and Plan of Reorganization made as of ---------- , 2004 between [Pioneer Trust], a [Delaware statutory] [Massachusetts business] trust, on behalf of its series [Pioneer Fund] ("Acquiring Fund"), and [Safeco Trust], a Delaware statutory trust ("Safeco Trust"), on behalf of its series [Safeco Fund] ("Acquired Fund") (the "Agreement"). Pursuant to the Agreement, Acquiring Fund will acquire all of the assets of Acquired Fund in exchange solely for (i) the assumption by Acquiring Fund of the Assumed Liabilities of Acquired Fund and (ii) the issuance of Investor Class shares of beneficial interest of Acquiring Fund (the "Acquiring Fund Shares") to Acquired Fund, followed by the distribution by Acquired Fund, in liquidation of Acquired Fund, of the Acquiring Fund Shares to the shareholders of Acquired Fund and the termination of Acquired Fund (the foregoing together constituting the "transaction").

     The undersigned officer of Safeco Trust, after consulting with its counsel, auditors and tax advisers regarding the meaning of and factual support for the following representations, on behalf of Acquired Fund, hereby certifies and represents that the following statements are true, complete and correct and will be true, complete and correct on the date of the transaction and thereafter as relevant. Unless otherwise indicated, all capitalized terms used but not defined herein shall have the meanings ascribed to them in the Agreement.

     1. Acquired Fund is a series of Safeco Trust, a statutory trust organized under the laws of the State of Delaware, and Acquired Fund is, and has been at all times, treated as a separate corporation for federal tax purposes.

     2. As of the date of the transaction, the fair market value of the Acquiring Fund Shares received by each shareholder that holds shares of Acquired Fund (the "Acquired Fund Shares") will be approximately equal to the fair market value of the Acquired Fund Shares with respect to which such Acquiring Fund Shares are received, and the aggregate consideration received by Acquired Fund shareholders in exchange for their Acquired Fund Shares will be approximately equal to the fair market value of all of the outstanding Acquired Fund Shares immediately prior to the transaction. No property other than Acquiring Fund Shares will be distributed to shareholders of Acquired Fund in exchange for their Acquired Fund Shares, nor will any such shareholder receive cash or other property as part of the transaction.

     3. Neither Acquired Fund nor any person "related" to Acquired Fund (as defined in Treasury Regulation Section 1.368-1(e)(3)), nor any partnership in which Acquired Fund or any such related person is a partner, has redeemed, acquired or otherwise made any distributions with respect to any shares of Acquired Fund as part of the transaction, or otherwise pursuant to a plan of which the transaction is a part, other than redemptions and distributions made in the ordinary course of Acquired Fund's business as a series of an open-end investment company. To the best knowledge of management of Acquired Fund, there is no plan or intention on the part of the shareholders of Acquired Fund to engage in any transaction with Acquired Fund, Acquiring Fund, or any person treated as related to Acquired Fund or Acquiring Fund under Treasury Regulation
Section 1.368-1(e)(3) or any partnership in which Acquired Fund, Acquiring Fund, or any person treated as related to Acquired Fund or Acquiring Fund under Treasury Regulation Section 1.368-1(e)(3) is a partner involving the sale, redemption or exchange of any of the Acquired Fund Shares or any of the Acquiring Fund Shares to be received in the transaction, as the case may be, other than in the ordinary course of Acquired Fund's business as a series of an open-end investment company.

     4. In the transaction, Acquired Fund will transfer its assets to Acquiring Fund, which will assume the Assumed Liabilities, such that immediately following the transfer, Acquiring Fund will possess all of the same assets and liabilities as were possessed by Acquired Fund immediately prior to the transaction, except for assets used to pay expenses incurred in connection with the transaction and assets distributed to shareholders in redemption of their shares immediately preceding, or in contemplation of, the transaction (other than redemptions and distributions made in the ordinary course of Acquired Fund's business as an open-end investment company) which assets constitute less than 1% of the net assets of Acquired Fund.

     5. As of the date of the transaction, the fair market value of the Acquiring Fund Shares issued to Acquired Fund will be approximately equal to the fair market value of the Acquired Assets minus the Assumed Liabilities. Acquired Fund will not receive any consideration from Acquiring Fund in connection with the acquisition of the Acquired Assets other than the assumption of the Assumed Liabilities and the issuance of such Acquiring Fund Shares.

     6. The Assumed Liabilities assumed by Acquiring Fund plus the Assumed Liabilities, if any, to which the transferred assets are subject were incurred by Acquired Fund in the ordinary course of its business. Acquired Fund is not aware of any liabilities of any kind other than the Assumed Liabilities.

     7. As of the Closing Date, the adjusted basis and the fair market value of the Acquired Assets will equal or exceed the Assumed Liabilities for purposes of Section 357(d) of the Code.

     8. Acquired Fund currently conducts its historic business within the meaning of Treasury Regulation Section 1.368-1(d)(2), which provides that, in general, a corporation's historic business is the business it has conducted most recently, but does not include a business that the corporation enters into as part of a plan of reorganization. All of the assets held by Acquired Fund as of the opening of business on August 2, 2004 (the date the Acquiring Fund Adviser became the investment adviser to Acquired Fund) were Acquired Fund's historic business assets within the meaning of Treasury Regulation Section 1.368-1(d)(3) (which provides that a corporation's historic business assets are the assets used in its historic business).

     9. Acquired Fund will distribute to its shareholders the Acquiring Fund Shares it receives pursuant to the transaction, and its other properties, if any, and will be liquidated promptly thereafter.

     10. The expenses of Acquired Fund incurred by it in connection with the transaction, if any, will be only such expenses that are solely and directly related to the transaction in accordance with Rev. Rul. 73-54, 1973-1 C.B. 187. Acquired Fund will not pay any expenses incurred by its shareholders in connection with the transaction.

  11. There is no, and never has been any, indebtedness between Acquiring Fund and Acquired Fund.

     12. Acquired Fund has properly elected to be a regulated investment company under Subchapter M of the Code, has qualified for the special tax treatment afforded regulated investment companies under Subchapter M of the Code for each taxable year since inception, and qualifies for such treatment as of the time of the Closing.

  13. Acquired Fund meets the requirements of an "investment company" in
  Section 368(a)(2)(F) of the Code.

     14. Acquired Fund is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

  15. Acquired Fund does not pay compensation to any shareholder-employee.

     16. Immediately following the transaction, the Acquired Fund Shareholders will own all of the outstanding Acquiring Fund Shares and will own such shares solely by reason of their ownership of the Acquired Fund Shares immediately prior to the transaction.

  17. Acquired Fund shareholders will not have dissenters' or appraisal rights in the transaction.

     18. The transaction is being undertaken for valid and substantial business purposes, including facilitating Acquired Fund's becoming a member of the Pioneer family of mutual funds, which, in the long term, is intended to result in lower expenses and increased assets.

     19. Acquired Fund has no outstanding warrants, options, convertible securities or any other type of right pursuant to which any person could acquire stock in Acquired Fund.

                                   * * * * *

     The undersigned officer of the Safeco Trust is authorized to make all of the representations set forth herein, and the undersigned is authorized to execute this certificate on behalf of Acquired Fund. The undersigned recognizes that Wilmer Cutler Pickering Hale and Dorr LLP will rely upon the foregoing representations in evaluating the United States federal income tax consequences of the transaction and rendering its opinion pursuant to Section 8.5 of the Agreement. If, prior to the date of the transaction, any of the representations set forth herein ceases to be accurate, the undersigned agrees to deliver immediately to Wilmer Cutler Pickering Hale and Dorr LLP a written notice to that effect.

                                       [SAFECO TRUST], on
                                       behalf of [SAFECO FUND]

                                       By:
                                          --------------------------------------
                                         Name:
                                              ----------------------------------
                                         Title:
                                               ---------------------------------

                Exhibit B -- Form of Interim Advisory Agreement

     AGREEMENT dated as of August 2, 2004, between Pioneer Investment Management, Inc. ("Pioneer"), a Delaware corporation and a member of the UniCreditio Italiano Banking Group, Register of Banking Groups, and Safeco Common Stock Trust, a Delaware statutory trust (the "Trust"), on behalf of its series (each a "Fund").

     Whereas, Safeco Asset Management Company has acted as investment adviser to the Fund pursuant to an Investment Advisory Agreement dated August 2, 2001 (the "Prior Agreement").

     Whereas, the Prior Agreement has been approved by the Board of Trustees of the Trust and the shareholders of the Fund.

     Whereas, the Prior Agreement is being terminated as a result of assignment.

     Whereas, the Board of Trustees has determined to appoint Pioneer as investment adviser to each Fund.

     Whereas, this Agreement is being entered into in reliance upon Rule 15a-4 under the Investment Company Act of 1940, as amended (the "Investment Company Act").

     Now therefore the Trust and Pioneer agree as follow:

     Section 1. The Trust appoints Pioneer as investment adviser of the Funds for the period and on the terms set forth herein. Pioneer accepts such appointment.

     Section 2. Pioneer and the Trust, on behalf of each Fund, hereby agree that the provisions of the Prior Agreement (other than as to the term of the Prior Agreement, the identity of the Adviser and the use of the "Safeco" name) are incorporated herein by reference and made a part hereof as if references to the Adviser were to Pioneer. Without limiting the forgoing, Pioneer shall be entitled to the fee for its services provided for in the Prior Agreement from (but exclusive of) the date hereof until the termination of this Agreement, except as provided in Section 3 below.

     Section 3. In the event that this Agreement is not approved by a majority of the Trust's outstanding voting securities (as such term is used in the Investment Company Act), Pioneer shall be entitled to a fee equal to the cost to Pioneer of performing its services under this Agreement in lieu of the fee provided for in Section 2. For purposes of this Agreement, Pioneer's costs in providing the services under this Agreement shall be equal to the pro rata portion of Pioneer's expenses for the term of this Agreement attributable to its investment company advisory business, calculated as follows: Pioneer cost in providing investment advisory services to its investment companies of the same type (i.e., domestic equity, international, fixed income, money market) multiplied by a fraction the numerator of which shall be the average daily net assets of the Fund during the term of this Agreement and the denominator of which shall be the average month end net assets under Pioneer's management of all of its investment company clients.

     Section 4. The compensation earned by Pioneer under Section 2 of this Agreement shall be held in an interest bearing escrow account with a Fund's custodian. If a majority of the outstanding voting securities approves this Agreement prior to the end of its term, the amount in the escrow account (including any interest earned) shall be paid to Pioneer. If a majority of the outstanding voting securities do not approve this Agreement prior to the end of its term, Pioneer shall be entitled to be paid, out of the escrow account the lesser of (i) the amount in the escrow account (including any interest earned on that amount while in escrow) and (ii) the fee provided for in Section 3 (plus any interest on that amount while in escrow), with any remaining amount in the escrow account being returned to the applicable Fund.

     Section 5. This Agreement shall become effective on August 2, 2004. Unless terminated as provided below, this Agreement shall remain in full force and effect until the earliest of (i) the closing of the reorganization of the Fund into Pioneer Fund listed on Exhibit 1, (ii) approval of a Management Contract between the Fund and Pioneer and (iii) a date that is the later of 150 days after the date of the termination of the Prior Agreement or such later date as may be consistent with a rule or interpretive position (formal or informal) of the staff of the Securities and Exchange Commission. This Agreement may be terminated at any time without payment of penalty by vote of the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund. Pioneer may terminate this Agreement at any time without payment of any penalty on not less than 60 days written notice to the Fund. This Agreement shall automatically terminate upon its assignment as defined in the Investment Company Act.

  In witness whereof, the parties hereto have executed this Agreement as the
                                       2nd day of August 2004.

                                       SAFECO COMMON STOCK TRUST

                                      By:
                                         ---------------------------------

                                      Its:
                                         ---------------------------------

                                       PIONEER INVESTMENT MANAGEMENT, INC.

                                      By:
                                         ---------------------------------

                                      Its:
                                         ---------------------------------

           Exhibit C -- Additional Information Pertaining to Pioneer

PORTFOLIO TRANSACTION POLICIES

     All orders for the purchase or sale of portfolio securities are placed on behalf of each fund by Pioneer pursuant to authority contained in the fund's management contract. Pioneer seeks to obtain the best execution on portfolio trades. The price of securities and any commission rate paid are always factors, but frequently not the only factors, in judging best execution. In selecting brokers or dealers, Pioneer considers various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability and financial condition of the dealer; the dealer's execution services rendered on a continuing basis; and the reasonableness of any dealer spreads. Transactions in non-U.S. equity securities are executed by broker-dealers in non-U.S. countries in which commission rates may not be negotiable (as such rates are in the U.S.).

     Pioneer may select broker-dealers that provide brokerage and/or research services to a fund and/or other investment companies or other accounts managed by Pioneer. In addition, consistent with Section 28(e) of the Securities Exchange Act of 1934 as amended, if Pioneer determines in good faith that the amount of commissions charged by a broker-dealer is reasonable in relation to the value of the brokerage and research services provided by such broker, the fund may pay commissions to such broker-dealer in an amount greater than the amount another firm may charge. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or the purchasers or sellers of securities; providing stock quotation services, credit rating service information and comparative fund statistics; furnishing analyses, electronic information services, manuals and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts and particular investment decisions; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Pioneer maintains a listing of broker-dealers who provide such services on a regular basis. However, because many transactions on behalf of a fund and other investment companies or accounts managed by Pioneer are placed with broker-dealers (including broker-dealers on the listing) without regard to the furnishing of such services, it is not possible to estimate the proportion of such transactions directed to such dealers solely because such services were provided. Pioneer believes that no exact dollar value can be calculated for such services.

     The research received from broker-dealers may be useful to Pioneer in rendering investment management services to any of the funds as well as other investment companies or other accounts managed by Pioneer, although not all such research may be useful to any of the funds. Conversely, such information provided by brokers or dealers who have executed transaction orders on behalf of such other accounts may be useful to Pioneer in carrying out its obligations to any of the funds. The receipt of such research has not reduced Pioneer's normal independent research activities; however, it enables Pioneer to avoid the additional expenses which might otherwise be incurred if it were to attempt to develop comparable information through its own staff.

     In circumstances where two or more broker-dealers offer comparable prices and executions, preference may be given to a broker-dealer which has sold shares of a fund as well as shares of other investment companies managed by Pioneer. This policy does not imply a commitment to execute all portfolio transactions through all broker-dealers that sell shares of the fund.

     None of the funds used any brokers affiliated with Pioneer during its most recently completed fiscal year in connection with its portfolio transactions.

SIMILAR FUNDS

     Pioneer serves as the investment adviser to each fund in the Pioneer Family of Funds. The following table identifies other funds in the Pioneer Family of Funds that have similar investment objectives to the Funds described in this Proxy Statement/Prospectus and provides other information regarding the similar funds.

--------------------------------------------------------------------------------------------------------------------
                                      Net assets of Fund                       Management fee rate
        Fund                      (as of September 30, 2004)       (as a percentage of average daily net assets)
--------------------------------------------------------------------------------------------------------------------
 Pioneer Balanced Fund                   $ 44,418,013         0.65% of the Fund's average net assets up to $1
                                                              billion, 0.60% of the next $4 billion; and 0.55% of
                                                              the excess over $5 billion.
--------------------------------------------------------------------------------------------------------------------
 Pioneer Emerging Markets Fund           $268,254,326         1.15%
--------------------------------------------------------------------------------------------------------------------
 Pioneer Equity Income Fund              $874,304,393         0.60 of the Fund's average net assets up to $10
                                                              billion and 0.575% on the assets over $10 billion.
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                           Net assets of Fund                        Management fee rate
                 Fund                  (as of September 30, 2004)       (as a percentage of average daily net assets)
--------------------------------------------------------------------------------------------------------------------
 Pioneer Europe Fund                         $  171,301,516        1.00% of the Fund's average net assets up to $300
                                                                   million, 0.85% of the next $200 million and 0.75%
                                                                   of the excess over $500 million.
--------------------------------------------------------------------------------------------------------------------
 Pioneer Europe Select Fund                  $    6,725,644        1.00% of the Fund's average net assets up to $300
                                                                   million, 0.85% of the next $200 million and 0.75%
                                                                   of the excess over $500 million.
--------------------------------------------------------------------------------------------------------------------
 Pioneer Fund                                $6,131,707,342        0.60% - .10% depending on performance vs. S&P
                                                                   500 Index.
--------------------------------------------------------------------------------------------------------------------
 Pioneer Growth Shares                       $  663,767,737        0.70% of the Fund's average net assets up to $500
                                                                   million, 0.65% of the next $500 million and 0.625%
                                                                   of the excess over $1 billion.
                                                                   - .10% depending on performance vs. Russell 1000
                                                                      Index.
--------------------------------------------------------------------------------------------------------------------
 Pioneer International Equity Fund           $   36,478,202        1.00% of the Fund's average net assets up to $300
                                                                   million, 0.85% of the next $200 million and 0.75%
                                                                   of the excess over $500 million.
--------------------------------------------------------------------------------------------------------------------
 Pioneer International Value Fund            $  130,773,125        1.00% of the Fund's average net assets up to $300
                                                                   million, 0.85% of the next $200 million and 0.75%
                                                                   of the excess over $500 million.
--------------------------------------------------------------------------------------------------------------------
 Pioneer Large Cap Growth Fund               $    1,694,987            0.75%
--------------------------------------------------------------------------------------------------------------------
 Pioneer Mid Cap Growth Fund                 $  559,334,106        0.625% - .20% depending on performance vs. S&P
                                                                   Mid Cap 400 Index.
--------------------------------------------------------------------------------------------------------------------
 Pioneer Mid Cap Value Fund                  $1,842,494,003        0.70% of the Fund's average net assets up to $500
                                                                   million, 0.65% of the next $500 million and 0.625%
                                                                   of the excess over $1 billion.
                                                                   - .10% depending on performance vs. Russell Mid
                                                                   Cap Value Index.
--------------------------------------------------------------------------------------------------------------------
 Pioneer Oak Ridge Large Cap                 $   39,073,966        0.75% of the first $1 billion of the Fund's average
 Growth Fund                                                       net assets and 0.70% of the excess over $1 billion.
--------------------------------------------------------------------------------------------------------------------
 Pioneer Oak Ridge Small Cap                 $   47,438,259        0.85% of the first $1 billion of the Fund's average
 Growth Fund                                                       net assets and 0.80% of the excess over $1 billion.
--------------------------------------------------------------------------------------------------------------------
 Pioneer Papp America-Pacific                $   20,219,066        0.75% of the first $1 billion of the Fund's average
 Rim Fund                                                          net assets and 0.70% of the excess over $1 billion.
--------------------------------------------------------------------------------------------------------------------
 Pioneer Papp Small and Mid Cap              $   40,835,919        0.85% of the first $1 billion of the Fund's average
 Growth Fund                                                       net assets and 0.80% of the excess over $1 billion.
--------------------------------------------------------------------------------------------------------------------
 Pioneer Papp Stock Fund                     $   43,972,353        0.75% of the first $1 billion of the Fund's average
                                                                   net assets and 0.70% of the excess over $1 billion.
--------------------------------------------------------------------------------------------------------------------
 Pioneer Papp Strategic Growth Fund          $   43,117,493        0.75% of the first $1 billion of the Fund's average
                                                                   net assets and 0.70% of the excess over $1 billion.
--------------------------------------------------------------------------------------------------------------------
 Pioneer Research Fund                       $   18,315,138        0.75% of the first $1 billion of the Fund's average
                                                                   net assets and 0.70% of the excess over $1 billion.
--------------------------------------------------------------------------------------------------------------------
 Pioneer Select Equity Fund                  $      496,845            0.75%
--------------------------------------------------------------------------------------------------------------------
 Pioneer Small Cap Value Fund                $  517,033,022            0.85%
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                            Net assets of Fund                        Management fee rate
                 Fund                   (as of September 30, 2004)       (as a percentage of average daily net assets)
--------------------------------------------------------------------------------------------------------------------
 Pioneer Small Company Fund                   $  186,036,475        0.85%
--------------------------------------------------------------------------------------------------------------------
 Pioneer Value Fund                           $3,788,405,005        0.60% - .10% depending on performance vs.
                                                                    Lipper Growth and Income Fund Index.
--------------------------------------------------------------------------------------------------------------------
 Pioneer Variable Contracts Trust
--------------------------------------------------------------------------------------------------------------------
 Pioneer Balanced VCT Portfolio               $   44,699,291        0.65%
--------------------------------------------------------------------------------------------------------------------
 Pioneer Equity Income VCT Portfolio          $  874,304,393        0.65%
--------------------------------------------------------------------------------------------------------------------
 Pioneer Emerging Markets VCT                 $   33,358,556        1.15%
 Portfolio
--------------------------------------------------------------------------------------------------------------------
 Pioneer Europe VCT Portfolio                 $   14,946,105        1.00%
--------------------------------------------------------------------------------------------------------------------
 Pioneer Fund VCT Portfolio                   $  265,027,924        0.65%
--------------------------------------------------------------------------------------------------------------------
 Pioneer Growth Shares VCT Portfolio          $   36,316,518        0.70%
--------------------------------------------------------------------------------------------------------------------
 Pioneer International Value VCT              $   23,107,772        1.00%
 Portfolio
--------------------------------------------------------------------------------------------------------------------
 Pioneer Mid Cap Value VCT Portfolio          $  660,212,326        0.65%
--------------------------------------------------------------------------------------------------------------------
 Pioneer Oak Ridge Large Cap                  $    2,528,521        0.75% of the first $1 billion of the Fund's average
 Growth VCT Portfolio                                               net assets and 0.70% of the excess over $1 billion.
--------------------------------------------------------------------------------------------------------------------
 Pioneer Papp America-Pacific Rim             $      909,585        0.75% of the first $1 billion of the Fund's average
 VCT Portfolio                                                      net assets and 0.70% of the excess over $1 billion.
--------------------------------------------------------------------------------------------------------------------
 Pioneer Papp Small and Mid Cap               $    1,525,336        0.75% of the first $1 billion of the Fund's average
 Growth VCT Portfolio                                               net assets and 0.70% of the excess over $1 billion.
--------------------------------------------------------------------------------------------------------------------
 Pioneer Small Cap Value VCT                  $   22,800,093        0.75%
 Portfolio
--------------------------------------------------------------------------------------------------------------------
 Pioneer Small Company VCT                    $   12,241,934        0.75%
 Portfolio
--------------------------------------------------------------------------------------------------------------------
 Pioneer Value VCT Portfolio                  $    7,738,878        0.75%
--------------------------------------------------------------------------------------------------------------------

          Exhibit D -- Portfolio Manager's Discussion of Performance

Report From the Fund Managers
Safeco Balanced Fund
As of June 30, 2004

How did the Fund perform?

     The Safeco Balanced Fund underperformed its benchmark -- a 60/40 mix of the Russell 1000 Value and Lehman Aggregate Bond indices, for the six-month period ending June 30, 2004.

What factors impacted the Fund's performance?

     The two dominant factors effecting performance over the past six months were the rise in interest rates in the second quarter, and the dramatic outperformance of smaller, lower-quality stocks in the first quarter. Higher interest rates caused a decline in fixed-income assets over the past three months, resulting in an essentially flat bond market over the six-month period.


     Rising interest rates also had a negative impact on financial stocks, our largest equity sector. Asset allocation had a favorable impact, as 64.9% of the assets were invested in equities, which had a somewhat higher return than fixed income assets year-to-date. This allocation is toward the upper end of our allowable range of 50% to 70% equity exposure. Year-to-date both stocks and bonds lagged their respective indices. Most of the underperformance in equities occurred early in the year, when lower quality stocks performed exceptionally well.

     For the year-to-date, the Fund's best-performing sector was energy, which returned around 10%. Performance here was led by Conoco-Philips, up nearly 20%, and British Petroleum, up around 10%. This sector was up primarily due to the rise in oil prices, and the resulting improved outlook for earnings. Consumer discretionary stocks were our next best group, returning around 8%. Materials and consumer staples were our third and fourth best-performing sectors.

     On the negative side, our worst sectors were technology and health care, both of which declined by around 2%. Technology was hurt primarily by a large decline in both Nokia and Texas Instruments. Nokia has been losing market share in the cell phone market, and Texas Instruments is one of their suppliers. Finance stocks, the largest sector in both our index and the Fund, were held back by the negative impact that rising interest rates are expected to have on earnings. This essentially led to flat performance for the six-month period.

     The bond portion of the Fund benefited from a relatively short duration of
4.48 compared to the 4.7 duration of the Lehman Aggregate Index. This is because longer duration bonds declined more than shorter ones after rates began rising. The Fund also benefited from being underweight in Treasury securities, as Treasuries were the worst-performing sector of the bond market for the six-month period.

     We were hurt in the fixed-income portion of the portfolio by being underweight in mortgages, which were the bond market's best-performing sector. Being overweight in corporate debt also negatively impacted performance, even though we were mostly overweight in A-rated bonds, which performed better than lower-quality bonds.

What changes did you make to the Fund and why?

     During the past six months, we made several changes to the equity portion of the Fund. As always, the changes were designed to own the stocks we find most attractive and to adjust sector weightings to what we believe are appropriate levels.

     Stocks added to the portfolio included PMI Group, Weyerhaeuser, and Polaris Industries. PMI Group, a mortgage insurer, was added because it's a rarity among financial stocks in that rising rates should actually help earnings as the pace of refinancing slows. Weyerhaeuser, a stock we have wanted to own for some time in order to gain exposure to forest products, finally reached what we believe to be an attractive valuation. Polaris Industries is a maker of all-terrain vehicles, a market we expect will continue to experience good growth, especially as the economy improves and the outlook for jobs gets better. We also initiated positions in Allstate Insurance, Coca Cola and Illinois Tool Works, all of which we believe were selling at attractive valuations.

     We eliminated holdings of Disney, which rose after receiving an unsolicited takeover offer. We also sold Eli Lilly, Anheuser-Busch and Hubbell based on valuation, as they had appreciated to levels that were very near our target prices.

     We reduced our position in the finance sector, mainly to reduce our exposure during what we expect to be a period of rising interest rates. We are currently marginally underweight in finance relative to the Russell 1000 value Index. We also reduced our exposure to producer durables due to these stocks having performed very well. We do however remain overweighted in this sector by just over 2% as we expect these stocks to continue to perform well as the economy improves. We are overweight in the materials sector for the same reason, and have added to our position in this sector, primarily by buying Weyerhaeuser as discussed earlier. We also added to our exposure to what Russell calls "other" (primarily includes multi-industry companies, such as GE), as this sector went from 1.6% to 6.6% of the index at the June re-configuration.

     In the fixed income portion of the Fund, over the past six months we increased our holdings in corporate debt, where we are overweight. We also added to our holdings in government debt, while decreasing the portion of the assets invested in mortgages. We also reduced the duration of the bonds, and currently have a lower duration than the index.

Rex Bentley, CFA -- Portfolio Manager/Equity Analyst
Lynette Sagvold, CFA -- Portfolio Manager/Equity Analyst
Lesley Fox -- Portfolio Manager
Gregory Card, CFA -- Portfolio Manager
Tim Hokari -- Portfolio Manager
Nancy McFadden, CFA -- Portfolio Manager

Performance Overview & Highlights
Safeco Balanced Fund
(Unaudited)

INVESTOR CLASS

Average Annual Total Return
for the periods ended June 30, 2004                                                         Six Month*    1 Year
-------------------------------------------------------------------------------------------------------------------
 Safeco Balanced Fund                                                                           1.05%       9.97%
 60% Russell 1000 Value/40%
 Lehman Brothers Aggregate Bond Index                                                           2.42%      12.81%
 S&P 500 Index                                                                                  3.46%      19.13%
 Lipper, Inc. (Balanced Funds)                                                                  1.79%      11.65%

 *  Not annualized.
 ** Graph and average annual return comparison begins January 31, 1996, inception date of the Fund. Performance does not reflect the deduction for taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
--------------------------------------------------------------------------------------------------------------------
Average Annual Total Return                                                                                 Since
for the periods ended June 30, 2004                                                           5 Year     Inception**
--------------------------------------------------------------------------------------------------------------------
 Safeco Balanced Fund                                                                           1.78%   6.28%
 60% Russell 1000 Value/40%
 Lehman Brothers Aggregate Bond Index                                                           3.90%   8.90%
 S&P 500 Index                                                                                 (2.20)%  8.90%
 Lipper, Inc. (Balanced Funds)                                                                  1.67%    N/A
 *  Not annualized.
 ** Graph and average annual return comparison begins January 31, 1996, inception date of the Fund. Performance does not reflect the deduction for taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.


[THIS DATA IS REPRESENTED BY A MOUNTAIN CHART IN THE ORIGINAL DOCUMENT]


The performance graph compares a hypothetical $10,000 investment in the Investor Class to a hypothetical investment in a relevant market index. The index is unmanaged and includes no operating expenses or transaction costs. Past performance is not predictive of future results. Principal value may fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Report From the Fund Managers
Safeco Core Equity Fund
As of June 30, 2004

How did the Fund perform?

     The Safeco Core Equity Fund underperformed its benchmark Index, the S&P 500, for the six-month period ending June 30, 2004.

What factors impacted the Fund's performance?

     Trends that hurt the Fund in the fourth quarter of 2003 continued. Cyclical stocks, companies without earnings, and lower-quality companies continued to perform better than the stocks in the Fund's benchmark.

     During the first half of this year, virtually every sector had stocks that performed well. Some of these stocks, such as Ball Corp., Illinois Tool Works and Leggett & Platt performed well as the economy strengthened. Others like Hartford Financial and Schlumberger performed well because trends in the insurance and energy industries remained positive. Finally, others like Estee Lauder, Harley Davidson and PepsiCo are simply solid companies that continue to do well.

     The Fund had several poor performing stocks in the first half, including some in the health care sector. In this sector, patent expirations (Abbott), legal issues (Wyeth) and concerns regarding future growth rates (Amgen) weighed on the stocks. The technology sector had several losers. Nokia is suffering from newer entrants and its own product cycle. Texas Instruments and Applied Materials remain volatile due to concerns regarding the strength and length of the cycle in their end markets.

What changes did you make to the Fund and why?

     Diversification is increasing -- we added two utilities stocks. The largest position sizes are decreasing: positions over 3% at year-end 2003 are down to zero at mid-year. The percentage of the funds in its top-10 holdings is decreasing (28.2% at year-end 2003 versus 24% now) and the average market capitalization is decreasing, achieved by reducing positions in Citigroup and Pfizer. The intent of these moves is to improve the relative performance of the Fund.

     At the same time we were undertaking the activities outlined above, we continued to look for the correct buy and hold stocks for the Fund. This included such moves as adding to existing positions in Illinois Tool Works and Cardinal Health and initiating new positions, such as in SunGard Data Systems and Best Buy.

     We eliminated our position in Altria when it reached our price objective, as well as our position in PeopleSoft, because we found a better alternative.

Rich Meagley, CFA -- Portfolio Manager/Equity Analyst
Darcy MacLaren, CFA -- Portfolio Manager

Performance Overview & Highlights
Safeco Core Equity Fund
(Unaudited)

INVESTOR CLASS

Average Annual Total Return                                                       Since
for the periods ended June 30, 2004     Six Month*     1 Year       5 Year     Inception**
--------------------------------------------------------------------------------------------------------------------
 Safeco Core Equity Fund                    1.76%       14.16%       (5.70)%       7.99%
 S&P 500 Index                              3.46%       19.13%       (2.20)%      11.82%
 Lipper, Inc. (Large-Cap Core Funds)        2.03%       16.13%       (3.17)%       9.79%

 * Not annualized.
   Performance does not reflect the deduction for taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
--------------------------------------------------------------------------------------------------------------------

[THIS DATA IS REPRESENTED BY A MOUNTAIN CHART IN THE ORIGINAL DOCUMENT]


The performance graph compares a hypothetical $10,000 investment in the Investor Class to a hypothetical investment in a relevant market index. The index is unmanaged and includes no operating expenses or transaction costs. Past performance is not predictive of future results. Principal value may fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Report From the Fund Managers
Safeco Growth Opportunities Fund
As of June 30, 2004

How did the Fund perform?

     The Safeco Growth Opportunities Fund outperformed its benchmark index, the Russell 2000 Index[RegTM], for the six-month period ending June 30, 2004.

What factors impacted the Fund's performance?

     The biggest factor affecting the Fund's strong performance has been from stock selection. We have many stable, liquid and less volatile small-cap holdings. Our view continues to be that earnings growth comparisons for many companies will moderate as the economy continues to recover, thus we have positioned the portfolio toward companies with sustainable growth in earnings.

     Some of the Fund's outperformance was a result of 46% of the Fund having a market capitalization of greater than $1 billion currently. This is the segment of the market-cap spectrum that we added to during late 2003. Year-to date, the Russell 2000 Index[RegTM] sectors that contributed the most were producer durables, consumer discretionary and healthcare -- all overweighted sectors in the Fund. Our underweight in technology helped as well.

What changes did you make to the Fund and why?

     The turnover in the Fund remains quite low for a small-cap fund, as compared to the turnover of other funds of its type. What this symbolizes is a management team with a long-term view of the investments made in the portfolio.


     We continue to upgrade the quality of the portfolio to more stable, more liquid and thereby less volatile stocks. We seek high quality companies that have consistent growth in profits, strong return on investor capital (or increasing), an ability to fund growth internally, and a seasoned management team.

Jeffrey Schwartz, CFA -- Portfolio Manager/Equity Analyst
Bill Whitlow, CFA -- Portfolio Manager/Equity Analyst

Performance Overview & Highlights
Safeco Growth Opportunities Fund
(Unaudited)

INVESTOR CLASS

Average Annual Total Return
for the periods ended June 30, 2004     Six Month*     1 Year     5 Year     10 Year
--------------------------------------------------------------------------------------------------------------------
 Safeco Growth Opportunities Fund           8.40%       32.82%      4.75%      11.92%
 Russell 2000 Index                         6.76%       33.37%      6.63%      10.93%
 Lipper, Inc. (Small-Cap Core Funds)        7.14%       33.47%     10.61%      12.54%
 * Not annualized.
   Performance does not reflect the deduction for taxes that a shareholder would pay on
   Fund distributions or the redemption of Fund shares.
--------------------------------------------------------------------------------------------------------------------

[THIS DATA IS REPRESENTED BY A MOUNTAIN CHART IN THE ORIGINAL DOCUMENT]


The performance graph compares a hypothetical $10,000 investment in the Investor Class to a hypothetical investment in a relevant market index. The index is unmanaged and includes no operating expenses or transaction costs. Past performance is not predictive of future results. Principal value may fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Report From the Fund Manager
Safeco International Stock Fund
As of June 30, 2004

How did the Fund perform?

     The Safeco International Fund underperformed its benchmark index, the MSCI EAFE Net Index, for the six-month period ending June 30, 2004.

What factors impacted the Fund's performance?

     Against a backdrop of improved economic conditions, global equity markets posted moderate gains in most instances for the first six months of 2004. However, concern about the future sustainability of the economic improvement, peaking of the corporate profit cycle, rising interest rates, persistent geopolitical strains and the ascent in the crude oil price counteracted some of the gains in stocks.

     The American and Japanese economies -- the world's largest and second largest -- and China, produced much of the economic vigor. These economies also provided the tonic for the rest of the world that buoyed corporate earnings' prospects and underpinned the equity markets' advance.

     Performance of the Fund was mixed over the first half of the year. Some of the factors that weighed on performance during 2003 persisted while others dissipated. Smaller companies continued to outperform their larger peers during the first half of 2004. This continues to negatively impact the Fund as our focus is large-cap companies.

     However, encouragingly, we have begun to see a broadening out of performance in the markets. Many of the low quality, "recovery play" stocks which led the markets last year have begun to lag and high quality companies which generate consistent earnings growth have begun to come back into favor.

     Lastly, the Fund was held back somewhat by its underexposure to the strongly performing Japanese market, however, as evidenced by the Fund's increased weighting in Japan and greater Asia, we are encouraged by developments in the region.

What changes did you make to the Fund and why?

     There was considerable activity in the Fund during the first half of the year, with much of the activity occurring in the Asia region. The Fund's exposure to a particular country or sector is strictly a residual of the stock selection process; however we have identified a number of attractive investment opportunities in Japan and Asia in general.

     Several Japanese financial services companies were added to the Fund including, Sumitomo Mitsui Financial Group NPV, Millea Holdings Incorporated NPV and Mitsui Sumitomo Insurance Company. The recovery in the Japanese economy continues to gain momentum and, more importantly the underlying causes appear to be more structural rather than cyclical and therefore more sustainable. Financial services companies should be among the beneficiaries of this recovery.

     Similarly Hong Kong banking group Hang Seng Bank was added to the fund. Hang Seng Bank is one of the largest financial services companies in Hong Kong and is well placed to benefit from the recovery in the Hong Kong economy as well as the strong growth in mainland China where it is the largest foreign investor in any Chinese bank.

     During the second quarter, Japan Tobacco and Taiwan Semiconductor (TSMC) were added to the Fund. Japan Tobacco is the dominate tobacco company in Japan and owns the international rights to three of the top six global cigarette brands. There is potential for re-rating of the stock as management pursues a number of restructuring initiatives. TSMC is a global leader in the design and manufacture of integrated circuit chips. The company is well positioned to benefit from the growth in outsourcing of chip manufacturing yet trades on an attractive multiple relative to its peers and historical growth record.

     Positions disposed of during the period include Lloyds TSB, Shell T&T and China Life. Shell's announcement that it has overstated proven reserves by 20% raised a credibility issue about the management and we felt better opportunities were available elsewhere. We participated in the IPO of China Life in December of 2003. Shares in the company soared shortly thereafter making the stock look expensive in our view.

     Although Lloyds TSB is the highest yielding of the U.K. banks, we had concerns regarding the sustainability of the dividend given the potential need for capital support for its insurance subsidiary, Scottish Widows. Further, we believe that other financial companies, in particular Royal Bank of Scotland and BNP Paribas (also purchased during the period) are more attractive at this time.

Bank of Ireland
Asset Management (U.S.) Limited

Performance Overview & Highlights
Safeco International Stock Fund
(Unaudited)

INVESTOR CLASS

Average Annual Total Return
for the periods ended June 30, 2004                                                         Six Month*     1 Year
--------------------------------------------------------------------------------------------------------------------
 Safeco International Stock Fund                                                                2.35%       23.29%
 MCSI EAFE Index                                                                                4.56%       32.37%
 Lipper, Inc. (International Funds)                                                             2.49%       25.48%

 *  Not annualized.
 ** Graph and average annual return comparison begins January 31, 1996, inception date of the Fund. Performance does not reflect the deduction for taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Average Annual Total Return                                                                                  Since
for the periods ended June 30, 2004                                                            5 Year     Inception**
--------------------------------------------------------------------------------------------------------------------
 Safeco International Stock Fund                                                                (2.72)%  2.74%
 MCSI EAFE Index                                                                                 0.06%   3.59%
 Lipper, Inc. (International Funds)                                                             (1.31)%  N/A

 *  Not annualized.
 ** Graph and average annual return comparison begins January 31, 1996, inception date of the Fund. Performance does not reflect the deduction for taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.


[THIS DATA IS REPRESENTED BY A MOUNTAIN CHART IN THE ORIGINAL DOCUMENT]



The performance graph compares a hypothetical $10,000 investment in the Investor Class to a hypothetical investment in a relevant market index. The index is unmanaged and includes no operating expenses or transaction costs. Past performance is not predictive of future results. Principal value may fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Report From the Fund Managers
Safeco Large-Cap Growth Fund
As of June 30, 2004

How did the Fund perform?

     For the six-month period ending June 30, 2004, the Safeco Large-Cap Growth Fund underperformed its benchmark, the Russell 1000 Growth Index.

     The Fund's performance since inception in late 2001 also trails its benchmark, although the majority of the Fund's underperformance since inception occurred in calendar year 2003, when smaller stocks with no earnings and speculative characteristics significantly outperformed the overall market. Conversely, stocks with better fundamentals such as high levels of profitability and balance sheet strength underperformed in 2003. This provided a major headwind to our quality investment style. While volatile conditions may persist near term, we believe that we are in the midst of a transitional phase, into an environment in which investors again return to high quality large cap stocks with sustainable growth characteristics.

What factors impacted the Fund's performance?

     Many companies have been demonstrating very strong fundamentals and exceptional earnings growth. Returns have been muted, however, due in part to investor anxieties regarding inflation, rising interest rates, slowing growth in China, the Iraqi Government transition, terrorism, near record oil prices and the upcoming presidential election.

     Returns were helped most by internet software and services holdings, while the largest detractors from returns came from software. Individual stocks that had a major impact on performance included:

  o Yahoo! Inc. appreciated by 62% over the half-year, helped by increases in paid search activity and online advertising, along with a growing user base.

  o Avon Products was also a top performer, benefiting from growth in developing markets such as central/eastern Europe, Latin America, and China.

  o Software storage firm Veritas lost 25% over the period, and recently announced that revenues and earnings would come in below investor expectations. We trimmed our holding in the stock and are monitoring developments closely.

What changes did you make to the Fund and why?

     The relatively flat first half returns masked an erratic period in which market leadership shifted frequently between cyclical and defensive areas of the market. Since the beginning of the year, we reduced our holdings of technology stocks, and the Fund is now slightly underweight in technology. We also took profits in some areas of health care, notably in health care equipment and supplies. Some proceeds were re-deployed into biotechnology. The Fund's largest position remained with the global, research-based pharmaceutical firm, Pfizer Inc.

     Energy was one of the best performing segments in the Fund, appreciating by over 25%. We continue to like the operating environment for several energy and oil services companies, which are indirectly benefiting from high oil and gas prices, limited supply growth and increasing demand associated with the global economic recovery. Accordingly, we added to this sector over the period, and hold an overweight position here.

     RCM Capital Management LLC, formerly Dresdner RCM Global Investors LLC acts as an investment sub-advisor to the Safeco Large-Cap Growth Fund.

Peter Goetz, MBA, CFA -- Portfolio Manager
Seth A. Reicher, CFA -- Portfolio Manager

Performance Overview & Highlights
Safeco Large-Cap Growth Fund
(Unaudited)

INVESTOR CLASS

Average Annual Total Return                                                                                             Since
for the periods ended June 30, 2004                                                         Six Month*     1 Year    Inception**
--------------------------------------------------------------------------------------------------------------------------------
 Safeco Large-Cap Growth Fund                                                                   0.65%       10.77%      (2.30)%
 Russell 1000 Growth Index                                                                      2.74%       17.88%       1.91%
 Lipper, Inc. (Large-Cap Growth Funds)                                                          2.35%       15.56%        N/A
 *  Not annualized.
 ** Total return comparison begins October 31, 2001, inception date of the Fund.
    Performance does not reflect the deduction for taxes that a shareholder would pay on Fund distributions or the redemption of
    Fund shares.


[THE FOLLOWING IS REPRESENTING  A MOUNTAIN CHART DOCUMENT]

The performance graph compares a hypothetical $10,000 investment in the Investor Class to a hypothetical investment in a relevant market index. The index is unmanaged and includes no operating expenses or transaction costs. Past performance is not predictive of future results. Principal value may fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Report From the Fund Managers
Safeco Large-Cap Value Fund
As of June 30, 2004
How did the Fund perform?

     The Safeco Large-Cap Value Fund underperformed its benchmark, the Russell 1000 Value[RegTM] Index, for the six-month period ending June 30, 2004.

What factors impacted the Fund's performance?

     The Fund's performance was primarily due to stock selection and aided by a one-time settlement of a class action lawsuit regarding a former holding.

     As usual, there were multiple factors affecting performance. One factor that has helped so far this year, after hurting last year, was the relative outperformance of large companies over smaller ones. This helped the Fund's relative performance as we own mostly larger companies. It also helped that higher quality companies tended to perform better than lower quality ones. This too is a change from recent periods.

     For the year-to-date, the Fund's best performing sector was energy, which returned around 10%. Performance here was led by Conoco-Philips, up nearly 20%, and British Petroleum, up around 10%. This sector was up primarily due to the rise in oil prices, and the resulting improved outlook for earnings. Consumer discretionary stocks were our next best group, returning around 8%. Materials and consumer staples were our third and fourth best performing sectors.

     On the negative side, our worst sectors were technology and health care, both of which declined by around 2%. Technology was hurt primarily by a large decline in both Nokia and Texas Instruments. Nokia has been losing market share in the cell phone market, and Texas Instruments is one of their suppliers. Finance stocks, the largest sector in both our Index and the Fund, were held back by rising interest rates and the negative impact this is expected to have on earnings. Finance stocks were essentially flat for the past six months.

What changes did you make to the Fund and why?

     During the past six months, we made several changes to the Fund. As always, the changes were designed to own the stocks we find most attractive and to adjust sector weightings to what we believe are appropriate levels. Some recent sector weighting adjustments were due to the annual Russell Value Index re-configuration which occurred at the end of June.

     Stocks added to the portfolio included PMI Group, Weyerhaeuser, and Polaris Industries. PMI Group, a mortgage insurer, was added because it's a rarity among financial stocks in that rising rates should actually help earnings as the pace of refinancing slows. Weyerhaeuser, a stock we have wanted to own for some time in order to gain exposure to forest products, finally reached what we believe to be an attractive valuation. Polaris Industries is a maker of all-terrain vehicles, a market we expect will continue to experience good growth, especially as the economy improves and the outlook for jobs gets better. We also initiated positions in Allstate Insurance, Coca Cola and Illinois Tool Works, all of which we believe were selling at attractive valuations.

     We eliminated holdings of Disney, which rose after receiving an unsolicited takeover offer. We also sold Eli Lilly, Anheuser-Busch and Hubbell based on valuation, as they had appreciated to levels that were very near our target prices.

     We reduced our position in the finance sector by 2.1%, mainly to lessen our exposure during what we expect to be a period of rising interest rates. We are currently 1.7% underweight in finance relative to the Russell 1000 Value Index. We reduced our exposure to stocks in the producer durables sector, which performed very well. We do, however, remain overweighted in this sector by 2.0% as we expect these stocks to continue to perform well as the economy improves. We are overweighted in the materials sector for the same reason, and have added to our position, primarily by buying Weyerhaeuser as discussed earlier. We also added to our exposure to what Russell calls "other" (primarily includes multi-industry companies, such as GE), as this sector went from 1.6% to 6.6% of the Index at the June re-configuration.

Rex Bentley, CFA -- Portfolio Manager/Equity Analyst
Lynette Sagvold, CFA -- Portfolio Manager/Equity Analyst

Performance Overview & Highlights
Safeco Large-Cap Value Fund
(Unaudited)

INVESTOR CLASS

Average Annual Total Return
for the periods ended June 30, 2004    Six Month*     1 Year       5 Year      10 Year
---------------------------------------------------------------------------------------
 Safeco Large-Cap Value Fund               3.37%       18.91%       (1.71)%      7.52%
 Russell 1000 Value Index                  3.94%       21.13%        1.87%      12.64%
 Lipper, Inc. (Equity-Income Funds)        3.24%       19.19%        0.67%      10.41%

 * Not annualized.
   Performance does not reflect the deduction for taxes that a shareholder would pay on
   Fund distributions or the redemption of Fund shares.


[THE FOLLOWING IS REPRESENTING  A MOUNTAIN CHART DOCUMENT]

The performance graph compares a hypothetical $10,000 investment in the Investor Class to a hypothetical investment in a relevant market index. The index is unmanaged and includes no operating expenses or transaction costs. Past performance is not predictive of future results. Principal value may fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Report From the Fund Managers
Safeco Multi-Cap Core Fund
As of June 30, 2004

How did the Fund perform?

     The Safeco Multi-Cap Core Fund outperformed its benchmark Index, the Russell 3000[RegTM] Index, for the six-month period ending June 30, 2004.

What factors impacted the Fund's performance?

     The market posted a modest gain during the first half of the year as the improving economy and strong corporate earnings outweighed investors' concerns about rising rates, the conflict in Iraq and higher oil prices.

     During the period, small- and mid-cap stocks outperformed large-cap stocks. In the first half of this year, the Russell 2000[RegTM] Index of small-cap stocks advanced 6.76% and the Russell Mid-Cap Index advanced 6.67% versus a 3.3% rise in the Russell 1000[RegTM] Index of large-cap issues.

     We attribute our better performance in the period to the Fund's high exposure to mid- and small-cap stocks relative to the benchmark.

What changes did you make to the Fund and why?

     During the first half we continued our strategy of increasing diversification to improve the risk/reward trade-off in the Fund. We added 17 new positions, and deleted six, bringing our total number of names to 73. The additions were mostly economically sensitive companies in the mid-cap size range. The deletions were all small-cap companies which had not been performing well. We continue to seek a better balance among market capitalizations as we modestly reduce our exposure to small-caps relative to our benchmark.

     Four of the five top performers for the period -- Coldwater Creek, Starbucks, Expeditors International and Nordstrom -- are cyclical companies. Our poor performers were either companies that had company-specific problems, like Performance Food Group, Intuit and Penwest Pharmaceutical, or stocks that retreated after a good run, like Primus Knowledge.

Bill Whitlow, CFA -- Portfolio Manager/Equity Analyst
Brian Clancy, CFA -- Portfolio Manager/Equity Analyst

Performance Overview & Highlights
Safeco Multi-Cap Core Fund
(Unaudited)

INVESTOR CLASS

Average Annual Total Return
for the periods ended June 30, 2004     Six Month*     1 Year      5 Year      10 Year
---------------------------------------------------------------------------------------

 Safeco Multi-Cap Core Fund                 4.86%       25.78%       2.32%       9.53%
 Russell 3000 Index                         3.59%       20.46%      (1.07)%     11.66%
 S&P 500 Index                              3.46%       19.13%      (2.20)%     11.82%
 Lipper, Inc. (Multi-Cap Core Funds)        3.34%       19.72%       1.66%      11.38%

 * Not annualized.
   Performance does not reflect the deduction for taxes that a shareholder would pay on
   Fund distributions or the redemption of Fund shares.

[THE FOLLOWING IS REPRESENTING  A MOUNTAIN CHART DOCUMENT]


The performance graph compares a hypothetical $10,000 investment in the Investor Class to a hypothetical investment in a relevant market indexes. The indexes are unmanaged and include no operating expenses or transaction costs. Past performance is not predictive of future results. Principal value may fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Report From the Fund Manager
Safeco Small-Cap Value Fund
As of June 30, 2004

How did the Fund perform?

     Overall the Fund essentially matched the performance of our benchmark Russell 2000 Value index for the six-month period ending June 30, 2004. All the positive contributions took place in the first quarter, and then the small-cap market seesawed down and up from April through June. In retrospect, the first few months were a continuation of the "take off" phase of the market cycle that began last March. The April/May timeframe saw the first significant correction since that rally began.

What factors impacted the Fund's performance?

     Market leadership by higher quality stocks has continued, following a trend that began in the fourth quarter of last year. I define high quality as companies with stock prices above $5 per share, with positive earnings, low P/E ratios versus the universe, and market capitalization above $250 million.

     This trend helped the Fund, since it owns stocks all across the small-cap-size spectrum and the weighted average tends towards the middle of the small-cap-size range. Also, the Fund has less of its assets invested in companies that are not currently more profitable than the index, and we didn't have much exposure to under-$5 price stocks.

     In early April, one single government report of job growth was all it took to crystallize the market's worry that the Federal Reserve would start raising short-term interest rates. This precipitated a fast and steep correction in the Fund's most interest-rate-sensitive stocks. Those stocks have made a partial recovery since then.

What changes did you make to the Fund and why?

     I added new stocks, which I believed were not discounting their full potential or had not participated in the "lift off" phase of the early market cycle. From the March 2003 bottom, the entire market experienced a "rising tide" effect. That effect has run its course, and so I've tried to find stocks that represent value opportunities in the traditional sense of the word.

     For example, Pacer International was bought on price weakness after I had multiple meetings with management to cement an understanding of their business. Pacer arranges for the transportation of ocean freight containers by reselling space on the railroads in a service called the Stack Train. They produce significant free cash flow, but their service offering is aligned with the Union Pacific and CSX railroads, and those companies are experiencing a period of poor service quality that has temporarily hurt Pacer. In time this will change. However, Pacer's stock was down based on the current view of conditions, not what they'll be in the future. The future is where I see the stock's opportunity.

     I also exited positions that I believe have run their course, or have taken a turn for the worse. Examples of the former include the last of the utility preferred stocks in the Fund. An example of the latter would be the company Osteotech, which abandoned one of its product lines in January, calling into doubt its growth prospects and valuation. I was fortunate to exit the stock before the worst of the damage was done.

     I continue to believe stocks with traditional "value" characteristics, in terms of their overall valuation and free cash flow generation, are a successful strategy to own for the long term. I am a believer in owning stocks that are priced cheaper than the overall market, and that have sustainable businesses and cash flows. I think the Fund is currently positioned this way.

Greg Eisen, CFA -- Portfolio Manager/Equity Analyst

Performance Overview & Highlights
Safeco Small-Cap Value Fund
(Unaudited)

INVESTOR CLASS

Average Annual Total Return
for the periods ended June 30, 2004                                                         Six Month*
------------------------------------------------------------------------------------------------------
 Safeco Small-Cap Value Fund                                                                    7.82%
 Russell 2000 Value Index                                                                       7.83%
 Lipper, Inc. (Small-Cap Value Funds)                                                           8.15%
 * Not annualized.
 ** Graph and average annual return comparison begins January 31, 1996, inception date of the Fund.
 Performance does not reflect the deduction for taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Average Annual Total Return                                                                                            Since
for the periods ended June 30, 2004                                                           1 Year      5 Year    Inception**
-------------------------------------------------------------------------------------------------------------------------------
 Safeco Small-Cap Value Fund                                                                   31.58%      14.80%      10.05%
 Russell 2000 Value Index                                                                      35.17%      12.82%      13.26%
 Lipper, Inc. (Small-Cap Value Funds)                                                          34.14%      13.08%        N/A

 *  Not annualized.
 ** Graph and average annual return comparison begins January 31, 1996, inception date of the Fund.
    Performance does not reflect the deduction for taxes that a shareholder would pay on Fund distributions or the redemption of
    Fund shares.



[THE FOLLOWING IS REPRESENTING  A MOUNTAIN CHART DOCUMENT]


The performance graph compares a hypothetical $10,000 investment in the Investor Class to a hypothetical investment in a relevant market index. The index is unmanaged and includes no operating expenses or transaction costs. Past performance is not predictive of future results. Principal value may fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

PIONEER BALANCED FUND

Performance Update 6/30/04 Class A Shares

[THE FOLLOWING IS REPRESENTING  A MOUNTAIN CHART DOCUMENT]

Share Prices and Distributions

                                                    6/30/04             12/31/03
Net Asset Value per Share                      $ 9.57              $ 9.47
--------------------------------------------------------------------------------
Distributions per Share       Net              Short-Term          Long-Term
(1/1/04 - 6/30/04)            Investment       Capital Gains       Capital Gains
                              Income
                              $ 0.0500         $                   $

[THE FOLLOWING IS REPRESENTING  A MOUNTAIN CHART DOCUMENT]


Investment Returns

The mountain chart shows the change in value of a $10,000 investment made in Pioneer Balanced Fund at public offering price, compared to that of the Standard & Poor's 500 Index and the Lehman Brothers Aggregate Bond Index.

Average Annual Total Returns
(As of June 30, 2004)

Period       Net Asset Value     Public Offering Price *
--------------------------------------------------------
10 Years            5.51%                   5.03%
5 Years             1.34                    0.40
1 Year              8.51                    3.64

* Reflects deduction of the maximum 4.5% sales charge at the beginning of the period and assumes reinvestment of distributions at net asset value.

                      Performance data shown represents past performance. Past performance does not guarantee future results. Assumes reinvestment of all distributions at net asset value. Investment return and principal value fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance shown. For performance data that is current to the most recent month-end, please call 1-800-225-6292 or visit our web site www.pioneerfunds.com. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

                      The Fund adopted its current name and investment objective on February 3, 1997. Prior to that date, the Fund's name was Pioneer Income Fund and its objective was income from a portfolio of income-producing bonds and stocks.

                      The Standard & Poor's (S&P) 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. The Lehman Brothers Aggregate Bond Index is a widely recognized market value-weighted index composed of the Lehman Brothers Government/Credit, Mortgage-backed, Asset-Backed and Commercial Mortgage-Based Securities indices. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in any Index.

Portfolio Manager's Discussion 6/30/04

      While the economy grew and corporate profits rose during the first half of 2004, stock market returns were muted by worries about rising interest rates as well as geopolitical issues around the world. In the fixed income markets, the jump in interest rates midway through the six months sent many bond prices lower, resulting in weak returns in most sectors. In the following interview, Timothy Mulrenan, who is responsible for the equity portfolio of Pioneer Balanced Fund, and Richard Schlanger, who is responsible for the Fund's fixed income portfolio, discuss the markets and their investment strategies during the six months ended June 30, 2004.

Q:   How did the Fund perform during the first six months of 2004?

A: Pioneer Balanced Fund's Class A shares had a total return of 1.59% during the six months ended June 30, 2004, while Class B and Class C shares returned, respectively, 1.18% and 1.06%, all at net asset value. During the same six months, the average return of the funds in Lipper's Balanced Fund category was 1.79%.

Q:   What were the factors that affected performance?

A: The domestic equity market produced generally positive returns for the six months, but those returns masked the underlying volatility and tensions between conflicting influences. Supporting equity valuations were an expanding economy and robust corporate profits. Reported earnings tended to be 25% higher than in the comparable period of 2003. The competing negative factors included the spike in market interest rates midway through the six months, as well as uncertainty brought on by concerns over issues such as energy prices, stability in Iraq and presidential election-year politics.

    In the fixed income markets, interest rates tended to rise, with shorter-maturity rates rising farther than longer-term rates. The price losses brought on by the higher rates as well as the flattening of the yield curve -- or difference between short-term and long-term yields -- resulted in volatility in the bond market. The key factor was the widely anticipated announcement by the Federal Reserve Board on the final day of the period to begin tightening monetary policy by starting to raise the influential overnight lending rate -- the Fed Funds rate. The initial hike was from 1.00% to 1.25%, but the expectation was that the Fed would raise rates further in the months to come in an effort to guard against inflationary pressures.

Q:   What were the principal strategies during the period?

A: We kept the allocation between equities and bonds consistent during the six months. On June 30, about 64% of assets were invested in stocks -- about the same percentage as at the start of the period. The remaining assets were invested in fixed income assets, including corporate bonds, government securities, and mortgage-backed securities, with a small allocation in foreign bonds and less than 2% in cash. There also were no major changes in the equity portfolio, although we did trim our energy position to take profits and to reduce our vulnerability to the area during a time when we expected increased price volatility. We remained over weighted in energy stocks, however, and remain positive about the sector's longer-term fundamentals. We modestly increased the Fund's health care holdings, adding medical device company Guidant and pharmaceutical company Eli Lilly. We thought Guidant's stock price had become compellingly attractive after it fell because of an announcement about a delay in a new product introduction. We like Lilly because it has well-developed research and development activities that should produce a flow of new products. In addition, we initiated a position in Liz Claiborne, the apparel company. We think it is attractive because of its strong distribution during a time when the industry is beginning to gain greater control over pricing. We substantially reduced our holdings in two stocks that had performed very well -- software company Symantec and auto insurance company Progressive. We also eliminated our position in Devon Energy, an exploration and production company, because of our concerns about its internal cost structure. In the fixed income portfolio, we raised overall quality of the portfolio, with average credit quality moving from A+ to AA-. Interestrate sensitivity -- as measured by duration -- was about even with that of the benchmark Lehman Brothers Aggregate
     Bond Index, although it declined slightly during the six months from 4.52 years to 4.34 years. We increased our exposure to mortgage-backed securities -- the best-performing part of the investment-grade sector -- from 43.6% of fixed income assets to 47.7%. Mortgages tend to be less vulnerable to declining prices than Treasuries and other government securities in a rising interest-rate environment. We reduced our exposure to corporates, taking profits when their yield advantage over Treasuries began to narrow. At the end of the period, 25.9% of the fixed income portfolio was invested in industrial and utility bonds, compared to 31.4% at the start of the period. At the same time, we also reduced our banking and financial services bond holdings from 10.7% to 9.0% of fixed income assets. When we invest in corporates, we tend to favor new issues, which have a greater yield advantage over Treasuries than existing issues available on the secondary market. When invested in Treasury bonds, we tended to hold TIPS, or inflation-protected Treasuries, although we sold them near the end of the period when the Federal Reserve made it clear it intended to control inflationary pressures.

Q:   What types of investments had the greatest influence on performance?

A: In our equity portfolio, our emphasis on consumer staples companies helped considerably as stock investors began to recognize the value of higher-quality, stable growth companies that had been overlooked in the rally of 2003. Holdings such as Gillette, PepsiCo and Wrigley performed very well. Our technology positions also did well, led by Symantec, whose share price went up 27% during the six months. Detracting from performance, however, was security selection in the consumer discretionary sector. Family Dollar Stores had disappointing earnings, which may have been caused by higher gasoline prices, but we still favor the company and continue to hold it at the end of the period. Newmont Mining, which had been a strong contributor to Fund performance prior to the period, fell 20% during the period in response to slumping gold prices. However, we still believe the company is attractive and continue to hold a position in it on June 30.

    In the fixed income portfolio, our overweight position in mortgages helped substantially, as did our exposure to corporate bonds -- both high yield and investment-grade. Performance was held back, however, by our concentration in intermediate-term securities, as short- and intermediate-term interest rates rose more than the rates on long-term bonds during the six months.

Q:   What is your investment outlook?

A: We believe the June 30 announcement by the U.S. Federal Reserve that it was starting to raise short-term rates is the start of a long process of interest-rate hikes that is likely to continue at least through the end of 2005. We anticipate moving to a barbelled strategy over time with respect to maturity allocations, concentrating on both short-term securities and long-term bonds while de-emphasizing intermediate-term bonds that we think are most vulnerable in the present environment. We believe the equity market will continue to be choppy, with no major trends either up or down in stock price averages. The outlooks for gross domestic product (GDP) and for corporate earnings both are favorable, although the rate of corporate profit growth may slow somewhat. The big question hanging over investors' minds will be what happens to interest rates. In addition, uncertainty about geopolitical events and the outcome of the presidential election will influence investor psychology. We think the most likely scenario is that the major stock averages will show moderate growth over the next several months.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

PIONEER FUND

Performance Update 6/30/04 Class A Shares

Share Prices and Distributions

                                                  6/30/04             12/31/03
                                             $ 38.64             $ 38.00
Distributions per Share     Net              Short-Term          Long-Term
(1/1/04 - 6/30/04)          Investment       Capital Gains       Capital Gains
                            Income
                            $ 0.1300         $                   $

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Fund at public offering price, compared to that of the Standard & Poor's (S&P) 500 Index.

[THE FOLLOWING IS REPRESENTING  A MOUNTAIN CHART DOCUMENT]

Average Annual Total Returns
(As of June 30, 2004)

Period       Net Asset Value     Public Offering Price *
--------------------------------------------------------
10 Years            11.16%                 10.51%
5 Years             -1.14                  -2.31
1 Year              18.13                   1.34

* Reflects deduction of the maximum 5.75% sales charge at the beginning of the period and assumes reinvestment of distributions at net asset value.

                    Performance data shown represents past performance. Past performance does not guarantee future results. Assumes reinvestment of all distributions at net asset value. Investment return and principal value fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance shown. For performance data that is current to the most recent month-end, please call 1-800-225-6292 or visit our web site www.pioneerfunds.com. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The S&P 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in any Index.

Portfolio Manager's Discussion 6/30/04

      In the following discussion, portfolio manager John Carey, reviews the investment environment and the performance of Pioneer Fund over the six months ended June 30, 2004.

Q:   How did the portfolio perform over the first six months of 2004?

A: Pioneer Fund recorded a positive total return of 2.03% at net asset value on Class A shares in the six months ended June 30, 2004. Class B, C, R and Y shares returned 1.59%, 1.63%, 2.03% and 2.27% at net asset value. That exactly matched the return of the average fund in the Lipper Large-Cap Core group, which was also up 2.03%. Both Pioneer Fund and the Lipper average lagged the Standard & Poor's 500 Index, which showed a total return of 3.44% over the same period. While the mild returns might suggest a calm market, the reality was a market of sharp contrasts. With reference to performance of the respective sectors in the S&P 500, information technology, the darling of investors in 2003, barely moved, with a gain of 0.44% for the period, while energy, industrials and consumer staples advanced, respectively, 12.97%, 7.42%, and 6.12%. Investors appeared to be "rotating" out of more highly priced stocks and into shares more moderately priced, with dividends and steadier earnings outlooks.

Q:   Please discuss the Fund's performance versus the S&P 500 Index.

A: Our underperformance versus the S&P 500 was attributable mainly to our stock holdings in four sectors: information technology, materials, industrials and telecommunications services. Our strongest positive contributors were our investments in consumer discretionary, consumer staples and health care. Taking first the negative contributors, our technology holdings showed an overall decline of 1.59% versus the S&P 500 sector gain of 0.44%. The main culprits were our positions in Texas Instruments, Novellus Systems, Synopsys and Nokia. After analyzing the different situations, we retained shares in Texas Instruments and Nokia, but liquidated our positions in Novellus and Synopsys. With regard to materials, where again we showed a negative return (3.80%) versus a slight positive return (0.71%) for the S&P 500 sector, the largest factor was our position in Rio Tinto. In the case of materials, we believe that the fundamentals are strong for the group looking out at least over the next couple of years and that it was mainly "profit taking" behind the weak share prices. Perhaps, too, there was some concern about a potential slow-down in the Chinese economy, which has been a prime user of many raw materials as that country rapidly industrializes. Following our evaluation of the pros and cons, we retained Rio Tinto, a prominent worldwide mining company, as well as our shares of other companies in the sector. Industrials presented a mixed picture, with our investments rising 5.13% versus an increase for the sector of 7.42%. We had very good performance from our railroad holding Norfolk Southern, but our capital-goods stocks were more sluggish. Finally, in telecommunication services, we did not own AT&T Wireless, which received a premium take-over bid, but instead owned BellSouth and SBC Communications, the companies in the joint venture Cingular, that made the bid. BellSouth and SBC both declined as investors worried that they "overpaid." On the bright side, we had some nice gains from stocks in consumer discretionary, consumer staples and health care. They were, respectively, John Wiley & Sons, publisher of scientific and technical books and journals and also owner of the "For Dummies" imprint; Colgate-Palmolive, major brand in toothpaste; and Becton Dickinson, provider of medical supplies including disposable syringes.

Q:   What changes have you made to the portfolio so far this year?

A: We were fairly active during the six months, adding 18 positions and eliminating 18. The combined effect of securities transactions and market fluctuations produced overall increases for our weightings in the energy, consumer discretionary, consumer staples, health care and financials sectors; overall decreases for our weightings in industrials and information technology; and no meaningful change for our weightings in materials, telecommunications services and utilities. In energy, we initiated positions in Apache, British Petroleum, Pioneer Natural Resources and Occidental Petroleum and sold positions in Transocean, Royal Dutch Petroleum, and Shell Transport & Trading. We believed that Transocean was fairly valued, and in the cases of Royal Dutch and the allied Shell Transport we had developed reservations about management in the wake of significant downward revisions in oil and gas reserves estimates. On the other hand, we thought that prospects were positive for the companies we added and that the larger number of holdings would provide the portfolio with more diversification. In consumer discretionary we invested in three companies we thought were poised to do better with the stronger economy, Ford Motor, Liz Claiborne, and Walt Disney, and sold two stocks that had been longer-term disappointments, Dow Jones and Eastman Kodak. We also added Clorox, formulator of bleaches and other household cleansers, and Estee Lauder, cosmetics manufacturer, in consumer staples. Our health care additions were among our most significant and included equipment makers Guidant and St. Jude Medical, distributor Cardinal Health, and generic-drug companies Barr Pharmaceuticals and Mylan Laboratories. One of our purchases in financials proved to be particularly well timed, as South Trust, a regional bank headquartered in Birmingham, Alabama, received a generous acquisition offer from another bank, Wachovia, not long after we had bought it. Another entry we made to the portfolio was U.S. Bancorp, based in Minneapolis, Minnesota. In other sectors, we bought, in materials, Ecolab, supplier of industrial and institutional cleaning chemicals, and, in information technology, Apple Computer, survivor, against all odds, in the personal-computer business as well as innovative producer of the very hot iPod digital-music player. Along with the seven names already mentioned in energy and consumer discretionary and (above) in information technology, we deleted the following: Boeing, Lockheed Martin, Robert Half, Union Pacific, Medco Health Solutions, Bank of America, Electronics Data Systems, BMC Software, Cisco Systems,
    QUALCOMM and Altera. As always, we had a variety of reasons, in some instances recognizing difficulties for the companies that appeared beyond a reasonable time horizon in their resolution, in other instances seeing a fully valued stock relative to identifiable earnings power, and in still other cases just thinking we had more attractive alternatives.

Q: What is your outlook on the stock market and economy for the remainder of 2004?

A: At the midpoint of 2004, the market appears in disarray. Truth be told, interest rates have not really moved very much at all, but there appears great anxiety about greater moves to come. Inflation is not a current problem, yet the high oil and raw-materials prices, as well as the prospect of rising wages with growth in employment, provide the worriers a reason to focus on the risk of inflation. Corporate earnings are generally very strong and also strongly up from last year, but the expressed concern is with respect to slowing of the impressive comparisons. And so it is as well when it comes to discussion of international events and corporate-governance issues and much else: every glass on the counter seems to be half empty, none are thought to be half full, as the common expression goes. From our point of view, a half glass of water is just that, and the market to us remains attractive, even if more moderately attractive than it was in early 2003 then prices were much lower and the economy was still just poised for its rebound rather than underway with the rebound as it is currently. We see especially good values, however, among the good companies with good long-term records in which we like to invest on your behalf and which were relatively neglected by investors up until recently.

    Betting which way the market might go on a short-term basis has never seemed to us like a particularly fruitful endeavor. For one thing, what is to be gained from that activity unless one is just speculating, for example, in market-index futures, an activity we would not recommend to any but the real gamblers. For in the actual day-to-day world, one makes or loses money on individual stocks bought and sold, embraced or avoided. One never makes a dime guessing which way the market will go; it is the actual investments one does or does not make that determine your results. So our intention is, as always, to stay invested over the coming months, and years, and to stay invested in the solid kinds of companies we always aim to own in your portfolio. Thank you for your support.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

PIONEER INTERNATIONAL EQUITY FUND

Performance Update 3/31/04 Class A Shares

Share Prices and Distributions

                                                3/31/04             3/31/03
                                           $ 17.55             $ 11.64
--------------------------------------------------------------------------------
Distributions per Share     Net            Short-Term          Long-Term
(4/1/03 - 3/31/04)          Investment     Capital Gains       Capital Gains
                            Income
                            $              $                   $

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer International Equity Fund at public offering price, compared to that of the Morgan Stanley Capital International (MSCI) EAFE Index.


[THE FOLLOWING IS REPRESENTING  A MOUNTAIN CHART DOCUMENT]

Average Annual Total Returns
(As of March 31, 2004)

Period             Net Asset Value     Public Offering Price*
-------------------------------------------------------------
Life-of-Class
 (10/31/96)               3.24%                  2.41%
5 Years                   0.22                  -0.95
1 Year                    50.77                 42.11

* Reflects deduction of the maximum 5.75% sales charge at the beginning of the period and assumes reinvestment of distributions at net asset value.

                      The Fund's investment advisor, Pioneer Investment Management, Inc., reduced its management fee and subsidized other Fund expenses; otherwise, returns would have been lower. The MSCI EAFE (Europe, Australasia, Far
                      East) Index is an unmanaged, capitalization weighted measure of 21 international stock markets. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

                      Performance data shown represents past performance. Past performance does not guarantee future results. Assumes reinvestment of all distributions at net asset value. Investment return and principal value fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance shown. For performance data that is current to the most recent month-end, please call 1-800-225-6292 or visit our website www.pioneerfunds.com. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Portfolio Manager's Discussion 3/31/04

      Investor optimism lifted international markets during the 12 months ended March 31, 2004. The upbeat mood was supported by a resurging Japanese economy and stronger-than-expected job growth in the United States, both of which are expected to be positive for the European economy. As Stefano Pregnolato, the Fund's lead portfolio manager, mentions in the following interview, the rally was broad based -- led by cyclical stocks and lesser quality companies that had underperformed in the multi-year correction in equity markets.

Q:   How did the Fund perform during the rally?

A: The positive trends that we witnessed in the first half of Pioneer International Equity Fund's fiscal year continued into the second half. However, the momentum for global economic growth shifted to Asia in the first quarter of 2004. Investors are looking more favorably upon Japan and its economy, which is showing signs of resurgence. For the 12 months ended March 31, 2004, the Fund's Class A, B and C shares posted gains of 50.77%, 49.32% and 48.85% at net asset value, respectively. In comparison, the Morgan Stanley Capital International (MSCI) EAFE Index grew 57.54% for the same period. We believe the Fund's relative underperformance to this benchmark is the result of two factors. First, Japanese stocks appreciated strongly during the first quarter of 2004. The Fund's investments in Japanese stocks, although significant at 21.5% of total assets on March 31, remained below that of the benchmark throughout the fiscal year -- thereby limiting the degree of its relative performance. While we think the economic recovery in Japan is a welcome development, we believe it's too early to know if Japan has turned the corner. We may consider increasing the Fund's exposure there, once we're convinced that Japan is solidly on the road to recovery.

    Secondly, the rally in international markets has benefited cyclical stocks, that is, companies whose fate is closely linked with the strength of economic growth, as well as lower-quality investments. Your Fund has a considerable exposure to cyclical stocks, which was very beneficial during the fiscal year. However, we refuse to be tempted by short-term trends or invest in lower-quality companies just because they are selling at steep discounts today. Rather, we invest for the long term, selecting the highest-quality, financially sound companies that meet our strict investment criteria.

Q:   What is contributing to the rise of Japanese stocks?

A: After a multi-year recession, the outlook for Japan is improving. Japanese consumers are increasing their spending, businesses are buying more equipment, and trade with other Asian countries experiencing good growth is strong. All these factors are attracting foreign investors and driving Japanese stock prices higher. Midway through the fiscal year, Japanese investments represented 9.4% of total assets. By the close of the fiscal year on March 31, Japanese holdings had climbed to 21.5% of assets through price appreciation and addition to existing holdings, while we trimmed the overall number of Japanese holdings in the portfolio.

Q:   Were you adding domestic or export-oriented stocks in Japan?

A: We've been adding to positions in both domestic and export oriented stocks. Domestic-demand stocks are benefiting from increased consumer spending, which is partially supported by the secular trend of a declining savings rate. One of the Fund's best performing stocks, Fast Retailing, which sells high-end apparel and accessories, was a major contributor to performance for the second half of the fiscal year. The stock's dramatic price appreciation left the stock overvalued in our estimation, and we sold the entire position in January. Food retailer Ajinomoto is a high-quality consumer staple holding with defensive qualities that did well leading up to the recovery. It has also done well in the rally, but not nearly to the degree of Fast Retailing. Generally speaking, prices of consumer discretionary stocks, such as Fast Retailing, posted some of the greatest gains during the rally -- bolstered by rising consumer confidence and spending.

Q:   Are the Fund's Pacific Rim investments outside Japan also doing well?

A: Yes. Strong fundamentals, robust intra-regional growth and exports combined with strong global demand for cyclical investments are supporting our decision to overweight investments in the Pacific Rim outside Japan. In many sectors, we believe stocks offer better value than in Europe -- including semiconductor manufacturer Samsung Electronics (South Korea) and telecommunications services provider SK Telecom (South Korea).

Q: Europe still represents the majority of the Fund's holdings. How are these investments faring?

A: All of the global markets rose sharply during the fiscal year, and European stocks -- including those held by your Fund -- were no exception. This performance is illustrated by the fact that the MSCI Europe Index, a commonly used benchmark for the region, rose 53.96% for the 12 months ended March 31, 2004. With nearly 70% of the Fund's assets invested in the developed markets of Europe, we are maintaining a slightly overweight position in European equities relative to the benchmark. We think stock price valuations are fair and are supported by strong dividend yields. Growth across Europe is more moderate than outside the region, and this fact is discounted in stock prices. The appreciation of the euro continues to be a risk for European exporters, and we will be closely following the monetary policy of the Bank of England and the European Central Bank (ECB)
    on that front. (Just following the close of the fiscal year, the ECB decided to leave rates unchanged.)

Q:   Could you name some of the companies that exemplify your strategy?

A: Much like other world markets, European cyclical stocks posted some of the most dramatic gains, including those in the materials, industrial, automobile and consumer discretionary sectors. Porsche (Germany) exceeded our expectations, as did software producer Indira Systems (Spain). On the other hand, capital goods producer Sandvik (Sweden) performed well, but not as strongly as the sector in general. Pharmaceutical Schering is another stock that underperformed its sector for the year, when news of a product patent expiration last summer left the stock trailing many of its peers.

Q:   What is your outlook for the upcoming fiscal year?

A: During fiscal 2004, we saw a change in market psychology, with investors demonstrating a greater appetite for risk. Not only did investors move assets from relatively more stable fixed-income investments into equities, but within the equity markets from higher-quality companies to more leveraged, lower-quality companies.

    Companies that were considered to be in severe financial distress were reclassified as recovery stocks. This paradigm shift benefited many stocks, particularly in the technology sector, but left other sectors, such as consumer staples and health care underperforming. As history has proven, this is to be expected in the early stages of a recovery, when economic fundamentals improve and the relatively low stock prices begin to look very attractive.

    Our outlook for 2004 is quite optimistic. The recovery appears to be well on its way, business confidence is high and the cash flow of companies has been substantially improved, thanks to successful restructuring and de-leveraging enacted over the last two years. We'll endeavor to position the Fund in response to this improving economic picture.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

PIONEER GROWTH SHARES

Performance Update 6/30/04 Class A Shares

Share Prices and Distributions

                                                6/30/04             12/31/03
                                           $ 11.27             $ 11.42
--------------------------------------------------------------------------------
Distributions per Share     Net            Short-Term          Long-Term
(1/1/04 - 6/30/04)          Investment     Capital Gains       Capital Gains
                            Income
                            $              $                   $

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Growth Shares at public offering price, compared to

[THE FOLLOWING IS REPRESENTING  A MOUNTAIN CHART DOCUMENT]

Average Annual Total Returns
(As of June 30, 2004)

Period       Net Asset Value     Public Offering Price*
-------------------------------------------------------

10 Years            9.16%                  8.51%
5 Years           -10.46                 -11.52
1 Year              9.31                   3.02

* Reflects deduction of the maximum 5.75% sales charge at the beginning of the period and assumes reinvestment of distributions at net asset value.

                      Performance data shown represents past performance. Past performance does not guarantee future results. Assumes reinvestment of all distributions at net asset value. Investment return and principal value fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance shown. For performance data that is current to the most recent month-end, please call 1-800-225-6292 or visit our web site www.pioneerfunds.com.

                      The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Fund adopted its current name and investment adviser (Pioneer Investment Management, Inc.) on December 1, 1993. Prior to that date, the Fund's name was Mutual of Omaha Growth Fund, Inc., and its investment adviser was Mutual of Omaha Fund Management Company. The Russell 1000 Growth Index contains those Russell 1000 securities with greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-to-earnings ratios, lower dividend yields and higher forecasted growth values than the value universe. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

Portfolio Manager's Discussion 6/30/04

      The economy continued to grow during the first half of 2004, but the general investment environment for equities began turning slightly negative as rising corporate profit trends began to weaken, consumer spending was not as strong as expected, and markets started anticipating a tighter monetary policy from the Federal Reserve. In the following interview, Christopher Galizio discusses the factors that affected the performance of Pioneer Growth Shares during the six month period ended June 30, 2004. Mr. Galizio is a member of the Fund's management team.

Q:   How did the Fund perform during the first half of 2004?

A: For the six-month period ended June 30, 2004, the Fund's Class A shares returned -1.31%, while Class B and Class C shares had returns of -1.80% and -1.78%, respectively, all at net asset value. For the same period, the Russell 1000 Growth Index returned 2.74%, while the average return was 2.35% for the 639 funds in the Large-Cap Growth Funds category tracked by Lipper Inc. (Lipper is an independent firm that measures mutual fund performance.)

    The Fund lagged the benchmark Russell 1000 Growth Index as well as the Lipper peer group, principally because of the comparatively larger position in technology, especially semiconductor companies, early in the six-month period.

Q:   What was the general investment environment like during the period?

A: The overall market sentiment appeared to be turning negative late in the six-month period. The stock market surge that had begun in March 2003 appeared to lose some energy. Several major corporations, including ones in the retail and semiconductor industries, began to report earnings disappointments, and we saw some weakening in profit trends, notably in the consumer and technology sectors. Consumer spending trends, in particular, appeared weak as over-extended consumers finally began to retrench from their high-spending patterns. As stock market investors anticipated the June 30 announcement by the Federal Reserve Board that it would begin to tighten monetary policy by raising short-term interest rates, the share prices of some consumer-oriented financial institutions began to fade. Industrial stocks, however, tended to outperform the overall market.

Q:   What were your principal strategies during the period?

A: We restructured the portfolio during the period, focusing on large cap companies that we believed offered long-term value, above average revenue growth, strong returns on capital and reasonable valuations in relation to their earnings potential. This strategy led to a reduced emphasis on the semiconductor industry and increased weightings in the software, consumer discretionary and financial services areas. We reduced our semi-conductor holdings, eliminating positions in Applied Materials, Cypress Semiconductor, Texas Instruments and Maxim Technology. We did add Taiwan Semiconductor, a major manufacturer with an attractive stock valuation. Overall, however, semiconductor stocks went from an overweight to an underweight position, relative to the benchmark S&P 500. The reduced weightings in technology tended to support performance. Conversely, we increased the portfolio's emphasis on software companies, adding companies such as Macrovision, which has developed a technology to protect DVDs, CDs and other disc based products from piracy, as well as Take-Two Interactive, the developer of video games, including Grand Theft Auto -- the most successful game in history, with a new version soon to be introduced. We also added Fair Isaac, which has developed software to help credit card companies analyze the credit-worthiness of applicants. Fair Isaac tended to detract from performance late in the six-month period as it reported disappointing earnings, but we continued to hold it because of its attractive valuation. We moved from an underweight to an overweight in the consumer discretionary sector, taking advantage of attractive valuations of Disney, whose media and theme park properties have improved earnings outlooks, and Viacom, the owner of the CBS and MTV television networks among other properties. Among retailers, we sold our Wal-Mart position before the stock fell hard, investing in Target, Kohl's and Ross Stores. In addition, we increased the emphasis on financial services stocks, focusing on insurance companies with excellent valuations that were not as vulnerable to interest-rate increases as banks and other lenders. We continued to de-emphasize consumer staples, although we added Altria (the former Philip Morris), which offered a high dividend yield and an attractive stock price that we believed was the result of overly pessimistic market evaluations of the company's tobacco liability. In addition, we invested in First Data, the leader in processing of credit card transactions and owner of the Western Union system, and Accenture, an information-technology services consulting firm.

Q:   What were some of the investments that influenced performance?

A: Among newer holdings, Macrovision rose significantly during the period as its revenue grew faster than had been expected. Sepracor, a pharmaceutical company and a new holding, also advanced on positive news of a drug under development. Zimmer Holdings, a world leader in orthopedic products, including hip and knee replacements, was another health-care position that did very well. The timely sale of Wal-Mart Stores also supported performance. The overweight position in the semiconductor industry early in the six-month period held back performance, as valuations in that group fell hard. Corinthian Colleges, operator of adult vocational educational colleges and programs, was another detractor, as the SEC began an investigation of its financial records. However, we took advantage of the price decline to add to the position in

    Corinthian because of its good long-term fundamentals. Lexar and Sandisk, two manufacturers of flash memories for cameras and cell phones, also fell on disappointing sales. Freeport-McMoRan, a leader in the copper mining industry and a strong support for performance in 2003, also declined both because of problems at one of its mines and because of fears of an economic slowdown in China, an important importer of copper. We increased our investment in the company because of its attractive price. We also believed it experienced some short-term production problems that would be resolved.

Q:   What is your investment outlook?

A: We are cautious about the near-term opportunities in the domestic stock market, as stock valuations appear relatively expensive and the Federal Reserve Board has moved to a less accommodating monetary policy. The home refinancing boom of the past two years may hurt the future earnings of banks, while the technology industry faces a number of challenges, from pricing pressure on its products to calls to change the way many companies have treated stock options in their accounting. Health care stocks, however, appear to be more reasonably valued. Given this outlook, we are paying very strict attention to our analysis and selection of individual companies. We also have somewhat reduced our exposure to the domestic stock market with investments in Europe and the emerging markets. We have, for example, increased our position in Vodafone, the world's largest wireless communications service company, and we have added small holdings from Korea, Taiwan and Israel.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

PIONEER VALUE FUND

Performance Update 3/31/04 Class A Shares

Share Prices and Distributions

                                                  3/31/04             9/30/03
                                             $ 18.72             $ 16.25
--------------------------------------------------------------------------------
Distributions per Share     Net              Short-Term          Long-Term
(10/1/03 - 3/31/04)         Investment       Capital Gains       Capital Gains
                            Income
                            $ 0.0783         $    -              $  0.0404

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Value Fund at public offering price, compared to that of the Russell 1000 Value Index.

[THE FOLLOWING IS REPRESENTING  A MOUNTAIN CHART DOCUMENT]

Average Annual Total Returns
(As of March 31, 2004)

Period       Net Asset Value     Public Offering Price*
-------------------------------------------------------
10 Years            8.44%                  7.80%
5 Years             4.80                   3.56
1 Year             37.69                  29.75

All returns reflect investment of distributions at net asset value.

* Reflects deduction of the maximum 5.75% sales charge at the beginning of the period.

                      The Russell 1000 Value Index is a measure of the performance of the value-oriented stocks in the Russell 1000 Index. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in any index.

                      Data shown represents past performance. Past performance does not guarantee future results. Assumes reinvestment of all distributions at net asset value. Investment return and principal value fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance shown. For performance data that is current to the most recent month-end, please call 1-800-225-6292 or visit our web site www.pioneerfunds.com.

Portfolio Management's Discussion 3/31/04

      The stock market continued to rise through the final quarter of 2003 and into this year, then took a modest breather late in this year's first quarter. The period favored the Fund's value discipline, as value stocks in general outperformed their growth counterparts. In the following discussion, portfolio manager Rod Wright describes those events and the decisions that affected Pioneer Value Fund's performance over the last six months.

Q:   Please describe the investment background over the last six months.

A: As the economic recovery gathered strength, investors were encouraged by the increase being reported in corporate profits. Fueling the recovery in large measure were the lowest short-term interest rates in over 40 years and broad federal income tax cuts that put added cash into the hands of individuals and businesses. However, the markets stalled in March, as unemployment remained stubbornly high despite the continued economic expansion. Renewed geopolitical concerns and a dip in consumer confidence added to market uncertainty. Consumers account for more than half of US economic activity, and any pullback in their spending is taken as a negative sign.

Q:   How did Pioneer Value Fund perform against that background?

A: For the six months ended March 31, 2004, Pioneer Value Fund's Class A, B, C and R shares had total returns at net asset value of 15.98%, 15.30%, 15.27% and 15.82%, respectively. In comparison, the Russell 1000 Value Index, the Fund's benchmark, returned 17.65% for the same period. The Fund's Lipper Large-Cap Value peers returned 15.94% for the six months ended March 31, 2004.

Q:   Which of your decisions or strategies had the most impact on performance?

A: Stock selection was generally favorable over this period, but sector emphasis hurt results, accounting for the Fund's relative underperformance versus the benchmark. In particular, we were underweight compared to our benchmark in financial stocks, a decision based on our expectation that interest rates would begin to rise and put pressure on the earnings of financial companies. But rates stayed low, and financials were one of the market's better-performing sectors over this period. A number of mergers within the industry also pushed up prices. In addition, the stronger economy had a positive impact on credit quality, favoring lending institutions. Countrywide Financial, a mortgage lender, was the Fund's biggest gainer among financial issues. Countrywide rose on news of surprisingly strong earnings as mortgage rates remained low and home refinancings continued. Citigroup, the Fund's largest holding, also rose during the period.

Q:   What other decisions or strategies had an impact on performance?

A: Our overweight commitment to energy stocks aided results, as rising oil prices boosted their profit outlook. Successful stock selection added to the Fund's strong performance in this sector. Suncor Energy, which extracts oil from oil-bearing sands by means of a costly process, benefited when oil prices reached levels that allowed for profitable operations. Transocean Inc., a leading offshore drilling company, also saw increased activity as oil prices moved higher. Utilities companies generally added to Fund results, but Dominion Resources underperformed. Results benefited from good stock selection in the telecommunications sector, an area in which we maintained a neutral weighting compared to the benchmark. AT&T Wireless was a standout performer, rising sharply when news broke of its pending acquisition by Cingular. In technology, Motorola rose when operating results improved for the first time in three years. Strategic steps by Motorola's new management, including sale of the company's semiconductor unit, also benefited results. Tyco International, a diversified industrial company, rose as disciplined new management distanced the company from earlier problems, eliminated some non-essential business units and strengthened the firm's balance sheet by cutting outstanding debt. Another industrial company, Waste Management, rose on the basis of a successful turnaround. Management cut costs and upgraded systems while successfully integrating a number of acquisitions. The growing economy also boosted results, as waste volumes are tied to the level of business activity.

    In healthcare, Wellpoint Health Networks, a leading managed-care company, rose on the basis of earnings increases, increased market share and the imposition of higher premiums. Wellpoint has also agreed to merge with Anthem, another major health benefits company. In a related area, our overweight position in Merck hurt results; large pharmaceutical companies were laggards over the period.

Q:  Which of the Fund's other holdings held back results?

A: Shares of Freddie Mac (The Federal Home Loan Mortgage Corporation), an issuer of mortgage-backed securities, declined. Shares weakened when questions arose about its method of calculating earnings, raising the possibility of more stringent regulation and greater government involvement with its operations. Among industrial issues, the rising price of oil pulled down the Fund's transportation stocks. In addition, Southwest Airlines was hurt by an unresolved contract dispute with flight attendants. Donaldson Co., which manufactures filtration systems, declined following a disappointing earnings report.

Q:  What is your outlook for the economy and for value stocks?

A: We believe the economy will continue expanding in the months ahead. However, some of the good economic news we anticipate may already be reflected in stock prices. In addition, if the expansion begins to generate inflationary forces in the economy, the Federal Reserve Board is likely to raise interest rates, a move that would dampen investor enthusiasm. Nevertheless, we are still finding good values, and with corporate fundamentals strong and improving, we expect good returns on equities for the balance of this year.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

PIONEER MID CAP VALUE FUND

Performance Update 4/30/04 Class A Shares

Share Prices and Distributions

                                                  4/30/04             10/31/03
                                             $ 23.77             $ 22.25
--------------------------------------------------------------------------------
Distributions per Share     Net              Short-Term          Long-Term
(11/1/03 - 4/30/04)         Investment       Capital Gains       Capital Gains
                            Income
                            $ 0.0306         $  0.1778           $  0.3145

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Mid Cap Value Fund at public offering price,

[THE FOLLOWING IS REPRESENTING  A MOUNTAIN CHART DOCUMENT]

Average Annual Total Returns
(As of April 30, 2004)

Period       Net Asset Value     Public Offering Price*
-------------------------------------------------------
10 Years            11.87%                 11.22%
5 Years              9.65                   8.37
1 Year              36.78                  28.89

All returns reflect reinvestment of distributions at net asset value.

* Reflects deduction of the maximum 5.75% sales charge at the beginning of the period.

                      Data shown represents past performance. Past performance does not guarantee future results. Assumes reinvestment of all distributions at net asset value. Investment return and principal value fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance shown. For performance data that is current to the most recent month-end, please call 1-800-225-6292 or visit our web site www.pioneerfunds.com. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

                      The Russell Midcap Value Index measures the performance of those Russell Midcap companies with lower price-to-book and lower forecasted growth values. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

Portfolio Management Discussion 4/30/04

      Stock prices continued to climb during the six months ended April 30, 2004, although new worries about the direction of interest rate moves, and concerns about instability in Iraq, added to the volatility of the market. In the following discussion, Rod Wright, leader of the team that manages Pioneer Mid Cap Value Fund, provides an update on the Fund, its investment strategies and the economic environment during the six-month period.

Q:   How did the Fund perform?

A: The Fund did very well during a period of changing sentiment in the market. The Fund's Class A shares had a total return of 9.37% for the six months ended April 30, 2004, while Class B and Class C shares returned 8.89% and 8.85%, respectively, all at net asset value. During the same period, the Standard & Poor's 500 Index, a benchmark for large-cap stocks, rose by 6.27%, while the Russell Midcap Value Index gained 8.30%.

Q:   How would you characterize the market during the six months?

A: It was a period of volatility and shifting trends. During the first two months of the period -- the final two months of 2003 -- we saw a continuation of the pattern that had characterized much of the year. As optimism grew that the economy was finally emerging from its slump and that corporate profits would continue to increase, stock prices rose, led by lower quality companies with weaker balance sheets. Technology stocks typically were among the performance leaders. That pattern began to change and the market became more volatile in the early weeks of 2004, amid worries that interest rates were beginning to rise and that the situation in Iraq was more troublesome than earlier believed. Interest rates did rise substantially from the middle of March through the end of April, which undermined the valuations of many technology companies, as well as the stocks in sectors particularly sensitive to changes in interest rates, such as financial services and utilities. Fortunately, the Fund was well positioned for this change in the direction of interest rates. Our underweight positions among financial and utility companies helped performance, as did our de-emphasis of technology companies.

Q:   What types of investments tended to help performance?

A: Our strategy emphasizes fundamental analysis of companies and individual stock-picking, rather than major sector decisions based on macroeconomic trends. We seek good companies at attractive valuations, irrespective of their industry. The biggest single contributor to performance was sports retailer Foot Locker, a major holding, which posted strong earnings gains during the period. But we also enjoyed excellent results from our selections in the healthcare and energy sectors. In the health-care sector, top performers included medical-supply company Becton, Dickinson, and dental-supply company Apogent Technologies, which received a takeover offer during the period.

    Our investment in Wellpoint Health Networks, an HMO, also appreciated sharply as it merged with Anthem. In the energy sector, top performers included Transocean, a deepwater drilling company, and Occidental Petroleum, a fully integrated energy corporation. While the stock prices of many technology companies discouraged us from investing, we did have some excellent results in the sector, including NCR, a hardware and systems company, and Autodesk, a software firm. We also enjoyed excellent results from ConAgra, an agricultural products and food-processing firm, and Republic Services, a waste-disposal corporation.

Q:   What types of investments were disappointing during the period?

A: Basic materials companies, which had supported the Fund's performance during 2003, tended to detract from results as interest rates began to rise. A good example was mining company Freeport-McMoRan, which we have eliminated from the portfolio. Securities transaction processor Investment Technology Group declined when its trading volumes declined, while toy maker Mattel fell when analysts began doubting the continued strength of the Barbie line.

Q:   What is your investment outlook?

A: We continue to be encouraged by the strong economy and the inexpensive dollar, which helps domestic companies compete globally. While interest rates have started to increase and the Federal Reserve is expected to raise short-term rates this year, rates are likely to remain relatively low when compared to historical standards. However, the stock market has enjoyed an extraordinary rally since March 2003, and many companies already are selling at high valuations based on anticipations of strong future earnings growth. As a result, while we are optimistic about the economy, we are more guarded about opportunities in the overall market, and we will continue to emphasize strong companies with attractive stock valuations.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

PIONEER SMALL CAP VALUE FUND

Performance Update 5/31/04 Class A Shares

Share Prices and Distributions

                                                5/31/04             11/30/03
                                           $ 29.70             $ 27.10
--------------------------------------------------------------------------------
Distributions per Share     Net            Short-Term          Long-Term
(12/1/03 - 5/31/04)         Investment     Capital Gains       Capital Gains
                            Income
                            $  -           $    -              $    -

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment in Pioneer Small Cap Value Fund, at public offering price, compared

[THE FOLLOWING IS REPRESENTING  A MOUNTAIN CHART DOCUMENT]

Average Annual Total Returns
(As of May 31, 2004)

Period             Net Asset Value     Public Offering Price*
-------------------------------------------------------
Life-of-Class
 (2/28/97)                11.72%                 10.81%
5 Years                   14.37                  13.02
1 Year                    29.55                  22.08

All returns reflect reinvestment of distributions at net asset value.

* Reflects the deduction of the maximum 5.75% sales charge at the beginning of the period.

                      Performance data shown represents past performance. Past performance does not guarantee future results. Assumes reinvestment of all distributions at net asset value. Investment return and principal value fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance shown. For performance data that is current to the most recent month-end, please call 1-800-225-6292 or visit our web site www.pioneerfunds.com. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

                      The Russell 2000 Value Index is a measure of the performance of the value-oriented stocks in the Russell 2000 Index. You cannot invest directly in any index. Small-cap stocks may be subject to greater short-term price fluctuations than securities of larger companies.

Portfolio Management's Discussion 5/31/04

      A shift by investors away from speculative issues into higher quality, small-capitalization stocks helped Pioneer Small Cap Value Fund outperform its benchmark index over the past six months. In the following discussion, portfolio manager David Adams and assistant portfolio manager Jack McPherson review their investment strategies and the factors that led to these favorable results.

Q:   What were market conditions like over this period and how did you respond?

A. Strong growth in the last quarter of 2003 extended into this year as a broad-based economic recovery continued to take shape. At the same time, increased global demand pushed up prices for most commodities, triggering inflation concerns and increasing the possibility that the Federal Reserve Board will raise interest rates over the summer.

    We were rewarded over this period for staying with our long established investment discipline. Late in 2003, the Fund's results, although positive, nevertheless lagged the benchmark because we do not invest in the kinds of high-risk issues that were market leaders at the time. More recently, better quality issues that fit our criteria for valuation, financial strength and earnings potential have attracted the market's attention. By the end of the period, Fund performance had swung from trailing the benchmark because of stocks we did not own, to outperforming our benchmark thanks to successful stock selection.

Q:   Given that background, how did the Fund perform?

A. For the six-month period ended May 31, 2004, Pioneer Small Cap Value Fund's Class A, B, C and R shares returned 9.59%, 9.13% 9.09% and 9.59% respectively, all at net asset value. These results outdistanced the 6.32% return of the Russell 2000 Value Index, the Fund's benchmark, for the same period.

Q:   Which of your decisions aided Fund performance?

A. In our bottom-up process, our stock choices produce the portfolio's sector weightings. A shortage of attractive values and the possibility of higher interest rates left the portfolio underweighted in financial services companies compared to the benchmark. That stance helped performance, as many financial issues were poor performers. Also beneficial was our decision to downplay companies that are most vulnerable to higher rates -- thrifts that rely heavily on mortgage financing, and real estate investment trusts. Instead, we emphasized commercial banks that can gain earning power as economic activity pushes rates higher just when businesses are increasing their borrowing. We took profits in Irwin

    Financial, which has a large mortgage lending subsidiary. Texas Capital Bancshares and Virginia-based Cardinal Financial both are expected to benefit from the fallout of the merger activity taking place among the larger national banking companies, as well as the improving business environment for their small- and mid-size business customers.

    Overweighting and successful selection of energy stocks aided results as investors took notice of attractive valuations. Coal producer Massey Energy was the Fund's most successful holding over this period. Global energy demand drove up the price of Appalachian coal. In addition, as the US dollar weakened, the price of US coal fell in terms of foreign currencies, making the price of our coal competitive in world markets for the first time in years. Southwestern Energy, Penn Virginia and Swift Energy also moved higher.

Q:   What other sectors or stocks had an impact, for better or worse?

A. Our slightly overweight position in transportation stocks led to positive results that ran contrary to the industrials sector's trend. Stelmar Shipping, based in Greece, continues to benefit as available tanker capacity lags behind the demands of a growing world economy and not enough new ships are being built. In addition, a high percentage of Stelmar's fleet already meets the mandate for double-hulled ships, allowing it to charge premium rates. Genesee & Wyoming, which acquires and operates short line railroads in North America and Australia, saw a pickup in demand for hauling iron ore and coal as well as large harvests of grain in Australia. Genesee also has lower labor costs than some large railroads. We bought Wabtec, which makes components parts for railcars, at a low point in its business cycle. Shares moved higher when industrial growth began to absorb the oversupply of railcars and orders for new cars came in. Pediatrix Medical Group, which runs specialized neonatology practices in hospitals, continued to deliver good results, as did Pacificare Health Systems, a leading Medicare HMO. Chattem, marketer of Gold Bond, Icy Hot and other consumer healthcare brands, rebounded sharply after resolving pending litigation. In commercial services, our patience with Central Parking was rewarded as the better economic environment and the return of the company founder in the role of CEO has begun to have a positive impact on their business. But PRG Schultz, which provides specialized auditing services, continued to wrestle with merger related problems. Technology, where our relatively small exposure hurt results, was also a disappointment. Remec, a maker of microwave and other wireless transmission equipment, ran afoul of internal problems and is undergoing a management shakeup. We believe Remec's core business is solid and that a new management team enhances its outlook. Shares of software maker SPSS fell back, while Borland Software continued to tread water. Insight Enterprises, a distributor of computers and peripherals to mid-sized businesses, slipped back slightly following a very strong run late last year and into the beginning of this year. We think

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    Insight remains an attractive way to capitalize on possible increases in corporate technology spending. Insituform's sewer maintenance business continued to feel the constraints of tight municipal budgets. Our performance among insurance stocks trailed the benchmark.

Q:   What is your outlook for the next several months?

A. The economic recovery has by now benefited most sectors of the market. But it is not yet clear whether the expansion is merely satisfying pent-up demand or we are at the beginning of a sustained period of growth. High prices for industrial and other commodities give pause, as inflation remains a threat to the recovery. The upcoming presidential election and geopolitical tensions may also have unforeseeable market impacts. Nevertheless, we continue to find good companies that seem mispriced in the marketplace, given their potential for earnings expansion over the next two or three years.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

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